--------------------------------------------------------------------------------
                                     CITI
                            U.S. 5000 INDEX SHARES
          A Class of Shares of the Smith Barney U.S. 5000 Index Fund

--------------------------------------------------------------------------------

            RESEARCH SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2000

                               [LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

              Research Series
       [GRAPHIC OF Graphic]

      Annual Report . December 31, 2000

      SMITH BARNEY U.S. 5000
      INDEX FUND

      BARCLAYS GLOBAL FUND ADVISORS

      Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market Index (Wilshire 5000 Index). The Fund invests all of its assets in a "Master Portfolio" representing a sampling of securities similar to the Wilshire 5000 Index, a capitalization-weighted index of over 7,000 U.S. equity securities for which daily pricing is available.

What's Inside

     Letter from the Chairman of the Smith Barney U.S. 5000 Index Fund  1
     Portfolio Environment and Outlook................................  3
     Smith Barney U.S. 5000 Index Fund
     Historical Performance...........................................  5
     Statement of Assets and Liabilities..............................  6
     Statement of Operations..........................................  7
     Statements of Changes in Net Assets..............................  8
     Notes to Financial Statements....................................  9
     Financial Highlights............................................. 11
     Tax Information.................................................. 11
     Independent Auditors' Report..................................... 12
     Master Investment Portfolio
     Schedules of Investments......................................... 13
     Statements of Assets and Liabilities............................. 45
     Statements of Operations......................................... 46
     Statements of Changes in Net Assets.............................. 47
     Notes to Financial Statements.................................... 49
     Independent Auditors' Report..................................... 54

[LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                         Dear Shareholder:

                         We are pleased to present the annual report for the Smith Barney U.S. 5000 Index Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

                         The Fund seeks to offer long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market(R) ("Index"). The Index is an unmanaged capitalization-weighted index of over 7,000 U.S. equity securities and consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ Stock Market for which daily pricing is available./1/ The Index is comprised of the stocks in the Standard & Poor's 500 Stock Index ("S&P 500"),/2/ except for a small number of foreign stocks that represent approximately 3% of the S&P 500, and the stocks in the Wilshire 4500 Index./3/ Barclays Global Fund Advisors ("BGFA") manages the assets of the Master Portfolio.

The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund does not buy individual securities directly. Instead, it invests all of its assets in the U.S. Equity Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), rather than directly in a portfolio of securities. MIP is a registered open-end management investment company.

The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Index. In order to do this, the Master Portfolio invests substantially all of its assets in two other Master Portfolios of MIP -- the Extended Index Master Portfolio (which invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index) and the S&P 500 Index Master Portfolio (which invests substantially all of its assets in stocks comprising the S&P 500 Index). The Master Portfolio's assets will be invested in the Extended Index Master Portfolio and the S&P 500 Index Master Portfolio ("Underlying Portfolios") in proportions adjusted periodically to approximate the capitalization range of the Wilshire 5000 Index. Please note that an investor cannot invest directly in an index.

--------
1 Please note that the Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.
3 The Wilshire 4500 Index measures the performance of all small- and mid-cap stocks. It is constructed using the Wilshire 5000 securities with the companies in the S&P 500 removed.


1    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

[PHOTO OF [PHOTO]

HEATH B. MCLENDON

Chairman]

HEATH B. MCLENDON
CHAIRMAN

The Master Portfolio follows an indexed or "passively managed" approach to investing. BGFA determines which proportion of the U.S. Equity Index Master Portfolio's assets will be invested in each Underlying Portfolio to match, to the extent feasible, the capitalization range and returns of the Wilshire 5000 Index. In turn, the Underlying Portfolios determine which securities are to be purchased or sold to match or sample their respective benchmarks. This means that BGFA does not evaluate individual companies to identify attractive investment candidates. Instead, BGFA attempts to mirror the composition of the Wilshire 5000 Index as closely as possible by adjusting the Master Portfolio periodically to reflect the companies included in the index and their weightings.

Thank you for your investment in the Smith Barney U.S. 5000 Index Fund.

Sincerely,

/s/ McLendon

Heath B. McLendon
Chairman

January 5, 2001



2    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

PORTFOLIO ENVIRONMENT AND OUTLOOK

From their inception on September 15, 2000 through December 31, 2000, Citi U.S. 5000 Index Shares produced a total return of negative 11.33%. In comparison, the Wilshire 5000 Index ("Index") returned negative 11.86% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, we expect to slightly lag the Index's returns, since the Fund has fees and expenses that the Index does not. In addition, the Master Portfolio does not mirror the Index exactly because, unlike the Index, the Master Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

To a large degree, the performance of the Wilshire 5000 Index over the past year reflected broader trends in the U.S. economy. When the U.S. economy was growing robustly during the first half of 2000, the stock market also generally grew. The market leaders early in this period were the growth/1 /stocks that many investors expected would benefit most from a strong economy. However, the Federal Reserve Board ("Fed") continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times for a total increase of 1%, in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors sold growth stocks amid growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value/2 /stocks that they believed were selling at more reasonable prices relative to their earnings.

These shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile year for the U.S. stock market. In fact, performance was widely divergent between large capitalization stocks and mid capitalization stocks, with mid-cap stocks providing far better returns. That's mainly because many investors, in their search for share price appreciation, turned away from the largest, best known and most highly valued companies and toward smaller, lesser known companies. Within the small-capitalization arena, performance was widely divergent between growth sectors, such as technology, and value sectors, such as energy and healthcare. Investors turned away from the seemingly overvalued technology stocks and moved assets into sectors deemed to have more reasonable valuations.

Perhaps one of the most notable stock market trends of 2000 was the sharp decline in the shares of many technology and telecommunications companies that were previously stock market leaders. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index/3/ fell nearly 50% between its March 2000 high and its December 2000 low. Many analysts attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."/4/

--------
1 Growth stocks are shares of companies with the potential for faster-average growth within their industries.
2 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.
4 The New Economy represents those companies in the technology, telecommunications, and Internet sectors.


3    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

During 1999, many investors bid up the prices of these stocks to such extremely high valuations that some investment professionals thought this was a speculative bubble just waiting to burst. Among the beneficiaries of this early investor enthusiasm for technology were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day become industry leaders. During this period of technology dominance, small-capitalization stocks had higher returns than their large-cap counterparts.

The enthusiasm for technology stocks continued into the first quarter of 2000, while other areas of the stock market languished. For example, value-oriented industry groups such as healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest. By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such old school fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including financial services companies and healthcare providers. In addition, investors favored energy stocks because of the positive effects on corporate earnings from rising crude oil prices.

Despite a summer rally, technology stocks again declined in November and December 2000, triggering a "flight to quality" that mainly benefited high-quality bonds and relatively defensive, value-oriented stocks. Indeed, by the end of December, many beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors. On the other hand, the traditional value-oriented sectors continued to attract more capital, benefiting consumer and healthcare stocks. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.

The moderation in U.S. growth has intensified heading into the new year. The sharp fourth-quarter sell-off in equities has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could undermine confidence further as the job market falters. Fed policy has reversed course quickly, freed up by increasing evidence that inflation risks have faded. And while the risks to the broad stock market remain real, we think that the recent Fed rate cut should trigger a strong recovery during the second half of 2001 in the U.S. The broad stock market should begin to perform better later in the year due to improving economic conditions.


4    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Historical Performance -- Citi U.S. 5000 Index Shares



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions Returns/(1)/

-------------------------------------------------------------------------------
Inception* -- 12/31/00    $11.95    $10.56     $0.03         $0.01   (11.33)%+

-------------------------------------------------------------------------------

 Average Annual Total Returns

                             Without Sales Charges/(1)/ With Sales Charges/(2)/

-------------------------------------------------------------------------------
Inception* through 12/31/00+                  (11.33)%                (11.99)%

-------------------------------------------------------------------------------

 Cumulative Total Return

                                         Without Sales Charges/(1)/

             ------------------------------------------------------
             Inception* through 12/31/00                  (11.33)%

             ------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 0.75% redemption fee. Effective September 5, 2000, Citi U.S. 5000 Index shares ("Citi shares") will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Citi shares is September 15, 2000.


 5   Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND

Statement of Assets and Liabilities                          December 31, 2000

   ASSETS:
      Investment in Master Portfolio, at value (Note 1)         $ 7,666,270
      Receivable for Fund shares sold                               106,359
      Receivable from Administrator                                 111,849

   -------------------------------------------------------------------------
      Total Assets                                                7,884,478

   -------------------------------------------------------------------------
   LIABILITIES:
      Distribution fees payable                                       4,955
      Dividends payable                                               1,029
      Accrued expenses                                               79,900

   -------------------------------------------------------------------------
      Total Liabilities                                              85,884

   -------------------------------------------------------------------------
   Total Net Assets                                             $ 7,798,594

   -------------------------------------------------------------------------
   NET ASSETS:
      Paid in capital                                           $ 8,865,409
      Undistributed net investment income                                44
      Accumulated net realized loss from security transactions      (23,087)
      Net unrealized depreciation of investments                 (1,043,772)

   -------------------------------------------------------------------------
   Total Net Assets                                             $ 7,798,594

   -------------------------------------------------------------------------
   Shares Outstanding:
      SB Shares                                                     741,407

   ------------------------------------------------------------------------
      Citi Shares                                                       241

   ------------------------------------------------------------------------
   Net Asset Value:
      SB Shares*                                                     $10.52

   ------------------------------------------------------------------------
      Citi Shares*                                                   $10.56

   -------------------------------------------------------------------------

* Redemption price is NAV for shares purchased prior to September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 0.75% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase (See Note 2).


                      See Notes to Financial Statements.



6    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Statement of Operations                   For the Year Ended December 31, 2000

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
   Dividends                                                             $    63,897
   Interest                                                                    8,929
   Less: Expenses (Note 2)                                                    (5,165)

-------------------------------------------------------------------------------------
   Net Investment Income Allocated From Master Portfolio                      67,661

-------------------------------------------------------------------------------------
EXPENSES:
   Shareholder communications                                                 78,430
   Registration fees                                                          36,500
   Shareholder servicing fees                                                 24,712
   Fund accounting and administration fees (Note 2)                           19,413
   Audit and legal                                                            15,022
   Administration fees (Note 2)                                                9,296
   Distribution plan fees (Note 2)                                            12,311
   Trustees and meeting fees                                                   2,727
   Other                                                                      31,927

-------------------------------------------------------------------------------------
   Total Expenses                                                            230,338

-------------------------------------------------------------------------------------
   Less: Administration fee waiver (Note 2)                                   (9,296)
       Expense reimbursement by Administrator (Note 2)                      (184,346)

-------------------------------------------------------------------------------------
   Total Waivers and Reimbursements                                         (193,642)

-------------------------------------------------------------------------------------
   Net Expenses                                                               36,696

-------------------------------------------------------------------------------------
Net Investment Income                                                         30,965

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
   Realized Gain From:
     Security transactions                                                     6,535

-------------------------------------------------------------------------------------
   Net Realized Gain                                                           6,535

-------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                        60,416
     End of year                                                          (1,043,772)

-------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                (1,104,188)

-------------------------------------------------------------------------------------
Net Loss on Investments                                                   (1,097,653)

-------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(1,066,688)

-------------------------------------------------------------------------------------



                      See Notes to Financial Statements.



7    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Statements of Changes in Net Assets

For the Year Ended December 31, 2000
and the Period Ended December 31, 1999(a)

                                                                       2000        1999

-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    30,965  $      668
   Net realized gain on sale of investments                              6,535       1,693
   Increase (decrease) in net unrealized appreciation               (1,104,188)     60,416

-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                (1,066,688)     62,777

-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (35,676)         --
   Net realized gain                                                    (9,651)         --

-------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distribution to Shareholders            (45,327)         --

-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares                                 10,269,563   1,255,489
   Net asset value of shares issued for reinvestment of dividends       44,259          --
   Cost of shares reacquired                                        (2,689,778)    (31,701)

-------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               7,624,044   1,223,788

-------------------------------------------------------------------------------------------
Increase in Net Assets                                               6,512,029   1,286,565

NET ASSETS
   Beginning of year                                                 1,286,565          --

-------------------------------------------------------------------------------------------
   End of year*                                                    $ 7,798,594  $1,286,565

-------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                         $44        $883

-------------------------------------------------------------------------------------------

(a) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.


                      See Notes to Financial Statements.



8    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney U.S. 5000 Index Fund ("Fund") is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests all of its investable assets in the U.S. Equity Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 2000, the value of the Fund's investment in the Master Portfolio was 1.34% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income and accumulated net realized loss accounting to $3,804 and $(21,596), respectively was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, which, in turn, is a subsidiary of Citigroup, Inc. ("Citigroup") acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.23% of the Fund's average daily net assets. This management fee includes an investment


9    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND
management and administration fee payable by the Master Portfolio (0.08% of the Master Portfolio's average daily net assets); and an administration fee (0.15% of the Fund's average daily net assets) payable by the Fund. This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived all of its administration fees and agreed to reimburse expenses of $184,346.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 5, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2000, the Fund paid transfer agent fees of $1,825 and $9,000 to CFTC and BFDS, respectively.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services to the Fund.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney U.S. 5000 Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:

                                                 Year Ended           Period Ended
                                             December 31, 2000*    December 31, 1999+
                                           ---------------------- --------------------
SB Shares                                   Shares      Amount     Shares    Amount

--------------------------------------------------------------------------------------
Shares sold                                 877,396  $10,266,770  113,327  $1,255,489
Shares issued on reinvestment of dividends    4,179       44,250       --          --
Shares reacquired                          (250,659)  (2,689,641)  (2,836)    (31,701)

--------------------------------------------------------------------------------------
Net Increase                                630,916  $ 7,621,379  110,491  $1,223,788

--------------------------------------------------------------------------------------

Citi Shares

--------------------------------------------------------------------------------------
Shares sold                                     252  $     2,793       --          --
Shares issued on reinvestment of dividends        1            9       --          --
Shares reacquired                               (12)        (137)      --          --

--------------------------------------------------------------------------------------
Net Increase                                    241  $     2,665       --          --

--------------------------------------------------------------------------------------

* For Citi shares, transactions are for the period from September 15, 2000 (inception date) to December 31, 2000.
+ For the period from October 18, 1999 (inception date) to December 31, 1999.


10    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Financial Highlights

For a share of beneficial interest outstanding throughout the period ended December 31:

                 Citi Shares                          2000/(1)/

                 ----------------------------------------------
                 Net Asset Value, Beginning of Period  $11.95

                 ----------------------------------------------
                 Income (Loss) From Operations:
                  Net investment income/(2)(3)/          0.03
                  Net realized and unrealized loss      (1.38)

                 ----------------------------------------------
                 Total Loss From Operations             (1.35)

                 ----------------------------------------------
                 Less Distributions:
                  Net investment income                 (0.03)
                  Net realized gains                    (0.01)

                 ----------------------------------------------
                 Total Distributions                    (0.04)

                 ----------------------------------------------
                 Net Asset Value, End of Period        $10.56

                 ----------------------------------------------
                 Total Return                         (11.33)%+

                 ----------------------------------------------
                 Net Assets, End of Period (000's)         $3

                 ----------------------------------------------
                 Ratios to Average Net Assets:
                  Expenses/(3)(4)(5)/                   0.48%+
                  Net investment income                 0.86+

                 ----------------------------------------------
                 Portfolio Turnover Rate/(6)/              17%

                 ----------------------------------------------

(1) For  the period from September 15, 2000 (inception date) to December 31,
         2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) SSBC has agreed to waive all of its administration fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SSBC has agreed to reimburse expenses amounting to $184,346 and $23,824 for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the decrease to net investment income and actual expense ratio for Citi shares would have been $63.87 and 2,015.16%, respectively, for the period ended December 31, 2000.
(4) As   a result of an expense limitation, expense ratios will not exceed
         0.48%.
(5) This expense ratio includes expenses allocated from the Master Portfolio.
(6) This rate represents the portfolio turnover rate of the U.S. Equity Index Master Portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

 .        A corporate dividends received deduction of 37.36%
 .        Total long-term capital gain distributions paid of $9,651


11   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND

 Independent Auditors' Report

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities of Smith Barney U.S. 5000 Index Fund, a series of Smith Barney Investment Trust (the
Fund), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from October 18, 1999 (commencement of operations) to December 31, 1999 and financial highlights for Citi shares for the period from September 15, 2000 (date of initial public offering) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney U.S. 5000 Index Fund as of December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG

San Francisco, California
February 9, 2001


12   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments                                     December 31, 2000



          Extended Index
          Master Portfolio                          Shares      Value
          -----------------------------------------------------------
          COMMON STOCKS--97.48%
          -----------------------------------------------------------
          Advertising--0.70%
              Ackerly Group Inc. (The)               3,620 $   32,580
          +   ADVO Inc.                              1,402     62,214
          +   APAC Customer Services Inc.            3,944     14,543
          +   Aptimus Inc.                           3,600      2,700
          +   Catalina Marketing Corp.               3,651    142,161
          +   Cyrk Inc.                              1,891      5,673
          +   Donnelley (R.H.) Corp.                 1,530     37,198
          +   Getty Images Inc.                      3,366    107,712
              Grey Global Group Inc.                    55     35,750
          +   Ha-Lo Industries Inc.                  3,404      7,659
              Harte-Hanks Inc.                       4,576    108,394
          +   Interep National Radio Sales Inc. "A"  3,040     10,640
          +   Key3Media Group Inc.                   4,537     55,295
          +   Lamar Advertising Co.                  4,876    188,183
          +   Marketing Services Group Inc.          7,800      9,262
          +   Modem Media Inc.                       2,000      6,625
              Penton Media Inc.                      2,719     73,073
          +   Sitel Corp.                            4,768     13,708
          +   TMP Worldwide Inc.                     5,810    319,550
              True North Communications Inc.         3,115    132,387
          +   24/7 Media Inc.                        2,732      1,451
          +   Valuevision International Inc. "A"     2,142     27,043
                                                           ----------
                                                            1,393,801
                                                           ----------
          Aerospace/Defense--0.46%
              AAR Corp.                              2,040     25,754
          +   Alliant Techsystems Inc.                 736     49,128
          +   BE Aerospace Inc.                      2,187     34,992
              Curtiss Wright Corp.                   1,056     49,104
          +   Fairchild Corp. (The) "A"              6,531     35,920
              GenCorp. Inc.                          2,957     28,461
          +   Hawker Pacific Aerospace               6,800     21,675
          *   HEICO Corp.                            1,209     18,891
              HEICO Corp. "A"                        1,227     14,264
          +   Kreisler Manufacturing Corp.           2,500      8,750
          +   L-3 Communications Holdings Inc.       2,324    178,948
          +   Litton Industries Inc.                 3,233    254,397
          +   Orbital Sciences Corp.                 4,247     17,519
              Primex Technologies Inc.               1,476     47,047
          +   Sequa Corp. "A"                          864     31,428
          +   Teledyne Technologies Inc.             1,800     42,525
          +   Titan Corp. (The)                      3,376     54,860
                                                           ----------
                                                              913,663
                                                           ----------
          Agriculture--0.03%
              Delta & Pine Land Co.                  3,114     65,199
                                                           ----------
          Airlines--0.37%
          +   Airtran Holdings Inc.                  2,893     20,974
          +   Alaska Air Group Inc.                  1,072     31,892
          +   American West Holdings Corp. "B"       2,024     25,932
          +   Atlantic Coast Airlines Holdings Inc.  1,359     55,549
          +*  Continental Airlines Inc. "B"          3,964    204,641
          +   Midway Airlines Corp.                  1,034      2,908
          +   Midwest Express Holdings Inc.            830     12,191
          +   Northwest Airlines Corp. "A"           5,635    169,754
              SkyWest Inc.                           3,168     91,080
              UAL Corp.                              3,176    123,666
                                                           ----------
                                                              738,587
                                                           ----------

                                                       Shares      Value
       -----------------------------------------------------------------
       Apparel--0.20%
       +   Cherokee Inc.                                1,989 $   18,150
       +   Donna Karan International Inc.               1,896     17,064
           Garan Inc.                                     589     13,768
       +   Jones Apparel Group Inc.                     7,552    243,080
           Phillips-Van Heusen Corporation              2,403     31,239
           Stride Rite Corp.                            4,777     33,439
       +   Unifi Inc.                                   4,132     36,930
           Warnaco Group Inc. "A"                       3,668      6,190
                                                              ----------
                                                                 399,860
                                                              ----------
       Auto Manufacturers--0.20%
       +   Aftermarket Technology Corp.                 1,845      4,036
       +   American Axle & Manufacturing Holdings Inc.  3,100     24,606
           AO Smith Corp. "B"                           1,742     29,723
           Borg-Warner Automotive Inc.                  1,645     65,800
           CLARCOR Inc.                                 2,691     55,670
       +   Delco Remy International Inc.                2,869     24,745
       +   Dura Automotive Systems Inc.                 1,822      9,565
           Exide Corp.                                  3,355     25,582
       +   Hayes Lemmerz International Inc.             2,550     17,053
       +   IMPCO Technologies Inc.                        865     10,380
       +   Kroll-O'Gara Co. (The)                       4,319     25,914
           Oshkosh Truck Corp.                          1,307     57,508
       +   Rush Enterprises Inc.                          397      1,389
       +   Standard Automotive Corp.                    2,600      2,600
       +   Starcraft Corp.                              2,200      4,400
           Titan International Inc.                     2,171      9,227
       *   Wabash National Corp.                        2,527     21,795
                                                              ----------
                                                                 389,993
                                                              ----------
       Auto Parts & Equipment--0.21%
           ArvinMeritor Inc.                            4,538     51,620
           Bandag Inc.                                  1,181     47,904
       +   Collins & Aikman Corp.                       6,000     25,125
           Donnelly Corp.                               1,171     15,457
           Edelbrock Corp.                              1,734     17,773
           Federal-Mogul Corp.                          4,111      9,507
       +   Lear Corp.                                   4,183    103,791
           Modine Manufacturing Co.                     1,524     31,623
           Superior Industries International Inc.       2,124     67,039
           Tenneco Automotive Inc.                      6,600     19,800
       +   Tower Automotive Inc.                        3,068     27,612
                                                              ----------
                                                                 417,251
                                                              ----------
       Banks--6.42%
           AMCORE Financial Inc.                        2,295     47,478
           American Bancorp                             1,440     17,280
           Anchor Bancorp Wisconsin Inc.                2,823     45,168
       +   Arch Capital Group Ltd.                      2,263     33,945
           Area Bancshares Corp.                        2,850     47,025
           Associated Bancorp                           3,874    117,673
           Astoria Financial Corp.                      2,946    160,005
       +   Banc Corp. (The)                             1,790      9,397
           BancFirst Corp.                                415     16,470
           BancFirst Ohio Corp.                         2,406     36,992
           Bancorp South Inc.                           4,398     53,601
           BancWest Corporation                         4,312    112,651
           Bank United Corp. "A"                        1,867    127,306
           BankAtlantic Bancorp Inc. "A"                    1          3
           Banknorth Group Inc.                         9,664    192,676
           Bay View Capital Corp.                       3,642     22,759
       +   BOK Financial Corp.                          3,921     83,321
           Boston Private Financial Holdings Inc.       1,600     31,800


  The accompanying notes are an integral part of these financial statements.



13    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



 Extended Index
 Master Portfolio                       Shares    Value
-------------------------------------------------------
 COMMON STOCKS--(Continued)
-------------------------------------------------------
    Bostonfed Bancorp Inc.               1,892 $ 39,495
    Brookline Bancorp Inc.               3,901   44,861
    Bryn Mawr Bank Corp.                 1,058   22,350
    California Independent Bancorp         885   16,815
    Camden National Corp.                  802   11,428
+   Capital Bank Corp.                   2,000   17,500
    Capital City Bank Group Inc.         1,426   35,383
+   Capital Crossing Bank                2,481   27,601
+   Cardinal Financial Corp. "A"           181      608
    Cathay Bancorp Inc.                    901   53,159
    Centura Banks Inc.                   2,756  132,977
    CFS Bancorp Inc.                     3,746   40,035
    Chemical Financial Corp.             1,633   38,171
    Chester Valley Bancorp                 731   12,610
    Chittenden Corp.                     1,549   46,954
    Citizens Banking Corp.               2,343   68,093
    Citizens First Financial Corp.         722    8,574
    City National Corp.                  3,011  116,864
    Colonial BancGroup Inc.              8,391   90,203
    Colorado Business Bankshares           946   16,200
    Commerce Bancorp Inc.                1,684  115,144
    Commerce Bancshares Inc.             4,400  187,000
    Commercial Federal Corp.             2,908   56,524
    Community First Bankshares Inc.      2,411   45,508
    Community West Bancshares              400    1,550
    Compass Bancshares Inc.              8,159  194,796
    CORUS Bankshares Inc.                1,651   81,699
    Cullen/Frost Bankers Inc.            2,888  120,754
    CVB Financial Corp.                  2,516   42,772
    Dime Bancorp Inc.                    7,491  221,453
    Downey Financial Corp.               1,558   85,690
    East West Bancorp Inc.               2,200   54,862
*   Eastern Virginia Bankshares            690    9,919
    F&M National Corp.                   1,908   49,846
    F.N.B. Corp.                         2,303   48,363
    Farmers Capital Bank Corp.           1,078   29,780
    FCNB Corp.                           1,488   40,176
*   Fidelity Bankshares Inc.               750   14,719
    Fidelity National Corp.              2,763   13,815
    First Bancorp North Carolina           858   13,513
    First BanCorp.                       2,733   64,567
    First Busey Corp. "A"                  606   12,082
    First Citizens Bancshares Inc. "A"     909   73,402
    First Commonwealth Financial Corp.   2,868   28,680
    First Federal Bancorp Inc.             600    3,187
    First Federal Financial of Kentucky    552    8,280
    First Financial Bancorp              3,610   61,370
    First Georgia Holding Inc.             900    3,712
    First Mariner Bancorp                  400    1,600
    First Merchants Corp.                  771   17,492
    First Midwest Bancorp Inc.           2,448   70,380
    First Niagara Financial Group Inc.   2,931   31,691
    First Sentinel Bancorp Inc.          4,730   54,395
    1st Source Corp.                     2,044   37,303
    First Tennessee National Corp.       9,237  267,296
    First Virginia Banks Inc.            2,740  131,520
    Firstfed America Bancorp Inc.        1,289   20,624
+   FirstFed Financial Corp.             2,545   82,235
    FirstMerit Corp.                     4,890  130,731
    Flag Financial Corp.                 1,000    5,125
+   Florida Banks Inc.                     400    2,125
    FMS Financial Corp.                  1,000    8,875

                                                   Shares     Value
            -------------------------------------------------------
                Frontier Financial Corp.            2,004 $  50,225
                Fulton Financial Corp.              4,545   104,819
                GA Financial Inc.                   1,963    26,378
                GBC Bancorp                         1,033    39,641
                Gold Bancorp Inc.                   1,378     6,459
                Golden State Bancorp Inc.           8,156   256,404
                Greater Bay Bancorp                 2,058    84,378
                Greenpoint Financial Corp.          7,080   289,834
            +   Hamilton Bancorp Inc.               1,370    12,330
                Hancock Holding Co.                 1,168    44,676
                Harbor Florida Bancshares Inc.      4,183    62,484
                Hibernia Corp. "A"                 11,096   141,474
                Hudson City Bancorp Inc.            6,800   137,700
                Hudson United Bancorp               3,121    65,346
            +   Imperial Bancorp                    2,920    76,650
                Independence Community Bank Corp.   3,455    55,064
                Independent Bank Corp. (MA)         1,748    21,850
                Independent Bank Corp. (MI)         2,076    41,001
            +   IndyMac Bancorp Inc.                4,338   127,971
                Integra Bank Corp.                  1,697    43,380
                International Bancshares Corp.      1,687    57,569
                Investors Financial Services Corp.  2,200   189,200
                Irwin Financial Corp.               2,369    50,193
                M&T Bank Corp.                      5,902   401,342
                MAF Bancorp Inc.                    2,636    74,961
                Mahaska Investment Co.              1,062     9,027
                Main Street Bancorp Inc.            1,900    13,300
                Marshall & Ilsley Corp.             6,345   322,516
                Medallion Financial Corp.           1,916    28,021
                Mercantile Bankshares Corp.         4,694   202,722
                Merchants Bancshares Inc.             462    11,203
                Merchants New York Bancorp Inc.     2,168    54,335
            +   Metropoitan Financial Corp.         1,200     2,850
                MetroWest Bank                        637     3,663
                MidAmerica Bancorp                  1,308    29,759
                Mississippi Valley Bancshares Inc.    424    12,455
                National Commerce Bancorp          13,873   343,357
                National Penn Bancshares Inc.       1,783    35,992
            +*  Net.B@nk Inc.                       2,478    16,262
                New York Community Bancorp          2,151    79,049
                North Fork Bancorp                 10,008   245,821
                Northern States Financial Corp.       464     8,758
                Northwest Bancorp Inc.              5,896    53,433
                NSD Bancorp Inc.                      554     8,448
            +   Ocwen Financial Corp.               6,716    42,814
                Old National Bancorp                4,220   126,336
                Pacific Capital Bancorp             1,480    41,625
                Pacific Century Financial Corp.     4,588    81,150
                Park National Corp.                   536    48,072
                Parkvale Financial Corp.            1,233    25,431
                Patriot Bank Corp.                  2,328    15,714
                Peoples Bancorp Inc.                1,255    18,511
                Peoples Banctrust Co. Inc.            689     9,172
                People's Bank                       4,591   118,792
                Peoples Financial Corp.               700    12,075
                Popular Inc.                        8,968   235,971
                Premier Community Bankshares Inc.     400     2,025
                Provident Bankshares Corp.          2,560    53,440
                Provident Financial Group Inc.      3,064   114,900
                R&G Financial Corp. "B"             2,074    29,554
                Republic Bancorp Inc.               4,664    50,429
                Republic Bancorp Inc. "A"           2,640    16,335
            +   Republic Bancshares Inc.            1,754    16,224
                Republic Security Financial Corp.   5,615    40,533



  The accompanying notes are an integral part of these financial statements.



14    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                        Shares       Value
          -----------------------------------------------------------
           COMMON STOCKS--(Continued)
          -----------------------------------------------------------
              Richmond County Financial Corp.       1,600 $    41,800
              Riggs National Corp.                  2,971      41,408
              Roslyn Bancorp Inc.                   4,952     135,252
              Royal Bancshares of Pennsylvania "A"    812      11,470
              S&T Bancorp Inc.                      4,836     104,578
              Santander Bancorp                     3,770      72,572
              Shoreline Financial Corp.             1,643      24,645
          +   Silicon Valley Bancshares             3,246     112,190
              Simmons First National Corp. "A"        611      13,786
              Sky Financial Group Inc.              5,153      86,313
              South Financial Group Inc. (The)      4,373      57,942
          +   Southwest Bancorp of Texas Inc.       1,438      61,744
              Sovereign Bancorp Inc.               17,132     139,198
              State Bancorp Inc.                      814      10,429
              State Financial Services Corp. "A"    1,871      15,787
              Staten Island Bancorp Inc.            3,392      72,504
              Sterling Bancshares Inc.              2,095      41,376
          +   Sterling Financial Corp (PA)          1,826      22,140
              Sterling Financial Corp. (WA)           796      11,940
              Summit Bancshares Inc.                  640      13,880
              Susquehanna Bancshares Inc.           3,704      61,116
              TCF Financial Corp.                   5,587     248,971
              Texas Regional Bancshares "A"         1,698      55,198
              Trust Company of New Jersey (The)     2,085      26,193
              TrustCo Bank Corp.                    5,170      63,009
              Trustmark Corp.                       3,856      80,976
              UMB Financial Corp.                   1,697      63,425
              UnionBanCal Corporation              10,039     241,563
              United Bancshares Inc.                3,424      72,760
              United National Bancorp               1,684      32,312
              USBancorp Inc.                          503       2,138
              Valley National Bancorp               4,351     144,943
          +   VIB Corp.                             1,386      10,398
              W Holding Co. Inc.                    4,589      53,347
              Warwick Community Bancorp             2,643      35,020
              Washington Federal Inc.               2,707      76,980
          +   Waypoint Financial Corp.              2,600      28,600
              Webster Financial Corp.               3,768     106,682
              WesBanco Inc.                         2,035      47,822
              Westamerica Bancorp                   2,508     107,844
              WestCorp Inc.                         3,331      49,965
              Whitney Holding Corp.                 1,445      52,472
              Wilmington Trust Corp.                1,796     111,464
                                                              343,281
              Zions Bancorp                         5,498 -----------
                                                           12,788,822
                                                          -----------
           Beverages--0.37%
          +   Agribrands International Inc.           477      25,519
          +   Chalone Wine Group Ltd.               2,320      18,995
              Coca-Cola Bottling Co.                  874      33,103
          +   Constellation Brands Inc.               899      52,816
              Farmer Brothers Co.                     186      38,595
              Pepsi Bottling Group Inc.             9,300     371,419
          +   Robert Mondavi Corp. (The) "A"          762      41,243
          +   Sylvan Inc.                             985       8,988
                                                              150,863
              Whitman Corp.                         9,213 -----------
                                                              741,541
                                                          -----------
           Biotechnology--3.07%
          +   ACLARA BioSciences Inc.               2,840      30,885
          +   Affymetrix Inc.                       3,454     257,107

                                                        Shares      Value
      -------------------------------------------------------------------
      +   Applera Corp.--Celera Genomics Group           3,800 $  136,562
      +   Ariad Pharmaceuticals Inc.                     3,100     14,725
      +   Avant Immunotherapeutics Inc.                  2,900     19,937
      +   Bio-Technology General Corp.                   2,779     19,627
          Cambrex Corp.                                  1,490     67,422
      +   Charles River Laboratories International Inc.  1,600     43,800
      +*  Collateral Therapeutics Inc.                   1,387     24,533
      +   Cryolife Inc.                                  1,751     52,953
      +   CuraGen Corp.                                  2,300     62,819
      +   Cytogen Corp.                                  4,500     10,547
      +   Deltagen Inc.                                  1,900     19,831
      +   Diversa Corp.                                    887     15,911
      +   Exelixis Inc.                                  4,313     63,078
      +   Gene Logic Inc.                                1,900     34,912
      +   Genencor International Inc.                    4,500     81,000
      +   Genentech Inc.                                10,400    847,600
      +   Genome Therapeutics Corp.                      1,320      9,199
      +*  Genzyme General                                6,399    575,510
      +   ICOS Corp.                                     3,416    177,418
      +*  IDEC Pharmaceuticals Corp.                     3,088    585,369
      +   Illumina Inc.                                  2,560     41,120
      +   Immunex Corp.                                 34,168  1,388,075
      +   Immunomedics Inc.                              3,593     77,249
      +   Incyte Genomics Inc.                           4,282    106,515
      +   Isis Pharmaceuticals Inc.                      3,908     41,523
      +   Kosan Biosciences Inc.                         1,000     10,500
      +*  Large Scale Biology Corp.                      1,204     11,438
      +*  Maxim Pharmaceuticals Inc.                     1,865     11,889
      +   Maxygen Inc.                                   1,762     43,169
      +   Millennium Pharmaceuticals Inc.               12,792    791,505
      +   Myriad Genetics Inc.                           1,492    123,463
      +   Nanogen Inc.                                   1,400     12,600
      +   Nexell Therapeutics Inc.                       2,025      6,138
      +   Organogenesis Inc.                             3,420     30,746
      +   Regeneron Pharmaceuticals Inc.                 2,143     75,574
      +*  Rosetta Inpharmatics Inc.                      2,035     32,560
      +   Sequenom Inc.                                  1,587     22,218
      +   Targeted Genetics Corp.                        2,200     14,712
      +   Telik Inc.                                     2,100     13,912
      +*  Transkaryotic Therapies Inc.                   1,255     45,729
      +   Variagenics Inc.                               1,896     22,485
      +                                                            52,006
          Xoma Ltd.                                      5,334 ----------
                                                                6,125,871
                                                               ----------
      Building Materials--0.65%
      +*  Advanced Lighting Technologies Inc.            1,945     12,886
      +   American Standard Companies Inc.               4,945    243,850
          Centex Construction Products Inc.              1,509     41,215
      +   Ceradyne Inc.                                  2,800     18,550
          Chemed Corp.                                   1,162     39,072
      +   Comfort Systems USA Inc.                       4,359      9,263
      +   Dal-Tile International Inc.                    2,596     36,831
      +   Drew Industries Inc.                             505      2,904
          Elcor Corp.                                    1,370     23,119
          Florida Rock Industries Inc.                     945     36,973
      +   Genlyte Group Inc. (The)                       1,402     33,297
      +   Integrated Electrical Services Inc.            3,692     21,921
          Johns Manville Corp.                          10,295    133,192
          Lafarge Corp.                                  4,701    111,061
          Lennox International Inc.                      3,521     27,288
          LSI Industries Inc.                            1,156     23,626
          Martin Marietta Materials Inc.                 2,783    117,721


  The accompanying notes are an integral part of these financial statements.



15    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                         Shares      Value
          -----------------------------------------------------------
           COMMON STOCKS--(Continued)
          -----------------------------------------------------------
          +   NCI Building Systems Inc.              1,307 $   24,588
              Rayonier Inc.                          1,646     65,531
          +   Rock of Ages Corp.                     2,774     12,483
          +   Simpson Manufacturing Co Inc.            717     36,567
              Texas Industries Inc.                  2,149     64,470
          +   Trex Co. Inc.                          1,300     32,744
          *   USG Corp.                              2,423     54,517
          +   Wickes Inc.                              500      2,062
              York International Corp.                         76,473
                                                     2,492 ----------
                                                            1,302,204
                                                           ----------
           Chemicals--1.30%
          +   Airgas Inc.                            6,651     45,310
              Albemarle Corp.                        2,602     64,399
          +   Altair International Inc.              2,059      3,088
          +   Applied Extrusion Tech Inc.              496      1,534
              Arch Chemicals Inc.                    2,100     37,275
          +   Atlantis Plastics Inc. "A"               600      2,062
              Cabot Corp.                            4,077    107,531
          +   Cabot Microelectronics Corp.           2,210    114,782
          +   CFC International Inc.                   800      3,700
              ChemFirst Inc.                         2,141     47,236
              Crompton Corp.                         8,406     88,263
          +   Cytec Industries Inc.                  2,335     93,254
              Ferro Corp.                            2,485     57,155
          +   Foamex International Inc.              2,122     11,406
              Fuller (H. B.) Co.                     1,225     48,330
              Gentek Inc.                            1,933     31,894
              Georgia Gulf Corp.                     2,179     37,179
              IMC Global Inc.                        7,815    121,621
          +   International Specialty Products Inc.  3,376     22,577
          +   JLM Industries Inc.                    2,200      4,537
          +   Landec Corp.                           1,973      5,549
              Lubrizol Corp.                         3,866     99,549
              Lyondell Chemical Co.                  8,742    133,862
              MacDermid Inc.                         3,224     61,256
              Millennium Chemicals Inc.              3,774     68,404
              Minerals Technologies Inc.             1,185     40,512
              Mississippi Chemical Corp.             2,577      8,118
              Myers Industries Inc.                  2,270     32,915
          +   Nanophase Technologies Corp.           1,400     15,400
              NL Industries Inc.                     3,832     92,926
              Olin Corp.                             2,793     61,795
              OM Group Inc.                          1,760     96,140
              Omnova Solutions Inc.                  2,357     14,142
              Penford Corp.                          1,571     22,387
              PolyOne Corp.                          4,908     28,834
              RPM Inc.                               6,547     56,059
              Schulman (A.) Inc.                     2,888     33,212
              Solutia Inc.                           6,927     83,124
              Spartech Corp.                         3,502     72,010
              Stepan Co.                               663     15,705
          +   Surmodics Inc.                         1,248     45,942
          +   Symyx Technologies Inc.                1,700     61,200
          +   U.S. Plastic Lumber Co.                1,954      2,381
          +   Uniroyal Technology Corp.              2,720     17,000
              Valhi Inc.                             6,622     76,153
              Valspar Corp.                          3,055     98,310
          +   Vertex Pharmaceuticals Inc.            3,866    276,419
              Wellman Inc.                                     36,725
                                                     2,600 ----------
                                                            2,599,162
                                                           ----------
           Coal--0.06%
              Consol Energy Inc.                              111,750
                                                     4,000 ----------

                                                      Shares     Value
          ------------------------------------------------------------
          Commercial Services--3.32%
              Aaron Rents Inc. "A"                     1,271 $  17,079
          +   Ablest Inc.                              1,700     8,925
              ABM Industries Inc.                      1,456    44,590
          +   ACNielsen Corp.                          3,755   136,119
          +*  Actrade Financial Technologies Ltd.        815    17,981
          +   Administaff Inc.                         1,670    45,424
          +   AHL Services Inc.                        2,230    22,439
          +   ANC Rental Corp.                         3,012    10,542
          +   AnswerThink Consulting Group Inc.        2,281     8,269
          +   Apollo Group Inc. "A"                    4,463   219,524
          +   ASI Solutions Inc.                       1,500    23,625
          +   Atrix Laboratories Inc.                  1,816    30,985
          +   Aurora Biosciences Corp.                 1,226    38,542
          +   Barrett Business Services Inc.           1,000     3,562
          +   Bestway Inc.                             1,400     5,600
          +   Billing Concepts Corp.                   3,028     6,056
          +   Blount International Inc.                3,065    23,564
          +   Blue Rhino Corp.                         1,881     4,467
              Bowne & Co. Inc.                         3,746    39,567
          +   Breakaway Solutions Inc.                 2,800     2,450
          +   Bright Horizons Family Solutions Inc.    1,019    26,621
          +   Butler International Inc.                  900     4,162
          +   Caremark Rx Inc.                        13,204   179,079
          +   CDI Corp.                                2,262    33,082
          +   Celgene Corp.                            4,215   136,987
          *   Central Parking Corp.                    2,522    50,440
          +*  Cephalon Inc.                            2,459   155,685
          +   Charles River Associates Inc.            1,972    20,336
              Comdisco Inc.                           11,600   132,675
          +   Concord EFS Inc.                        13,226   581,117
          +*  COR Therapeutics Inc.                    3,192   112,318
          +   Corinthian Colleges Inc.                 1,400    53,112
          +   Corporate Executive Board Co. (The)      1,700    67,602
          +   CoStar Group Inc.                        1,228    29,012
          +   Cubist Pharmaceuticals Inc.              1,544    44,776
          +*  CV Therapeutics Inc.                     1,400    99,050
          +   DeVry Inc.                               4,501   169,913
          +*  DiamondCluster International Inc. "A"    1,163    35,471
          +   Dun & Bradstreet Corp.                   5,400   139,725
          +   eBenx Inc.                               1,610    10,867
          +   Edgewater Technology Inc.                4,396    28,574
          +   Edison Schools Inc.                      3,000    94,500
          +   Education Management Corp.               2,005    71,679
          +   Electro Rent Corp.                       1,901    26,852
          +   Emisphere Technologies Inc.              1,405    35,125
          +   Encompass Service Corp.                  4,456    22,558
          +   First Consulting Group Inc.              2,194    10,421
          +   First Health Group Corp.                 3,121   145,322
          +   FYI Inc.                                 1,606    59,221
          +   Gartner Group Inc. "B"                   5,300    33,602
          +   General Magnaplate Corp.                   300        --
          +   Gilman & Ciocia Inc.                       935     2,688
          +   Griffin Land & Nurseries Inc.              800     9,200
          +   Harris Interactive Inc.                  5,460    20,134
          +   Healthcare Services Group Inc.           1,214     7,739
          +   Heidrick & Struggles International Inc.  1,000    42,062
              Hertz Corp. "A"                          2,720    92,820
          +   HotJobs.com Ltd.                         6,100    69,769



  The accompanying notes are an integral part of these financial statements.



16    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



        Extended Index
        Master Portfolio                                  Shares    Value
       ------------------------------------------------------------------
        COMMON STOCKS--(Continued)
       ------------------------------------------------------------------
       +   Interstate National Dealer
           Services Inc.                                   3,200 $ 18,400
       +   Iron Mountain Inc.                              3,147  116,832
       +   ITT Educational Services Inc.                   2,308   50,776
       +   Kaneb Services Inc.                             2,200   12,925
           Kelly Services Inc. "A"                         1,746   41,249
       +   kForce.com Inc.                                 1,186    3,632
       +   Korn/Ferry International                        2,500   53,125
       +   Labor Ready Inc.                                4,970   16,463
           Landauer Inc.                                   1,617   29,510
       +   Learning Tree International Inc.                1,311   64,894
       +   LendingTree Inc.                                2,766    5,705
       +   Loislaw.com Inc.                                3,000   12,750
       +   Luminant Worldwide Corp.                        4,100    3,331
       +   Mail-Well Inc.                                  5,584   24,081
       +   Management Network Group Inc. (The)             5,000   59,375
           Manpower Inc.                                   5,342  202,996
       +   MAXIMUS Inc.                                    1,304   45,559
           McGrath Rentcorp                                  916   17,747
       +   MedQuist Inc.                                   2,616   41,856
       +   Mercury Air Group Inc.                          1,594    7,771
           Midas Inc.                                      2,555   30,500
       +   Modis Professional Services Inc.                5,602   23,108
       +   MPW Industrial Services Group Inc.              1,095    1,095
       +   National Equipment Services Inc.                2,779    5,384
       +   National Research Corp.                         2,500   10,000
       +   NationsRent Inc.                                4,184    6,538
       +   Navigant Consulting Co.                         4,627   17,640
       +   Neff Corp.                                      4,392    5,490
       +   NetRatings Inc.                                 2,328   34,192
       +   Neurogen Corp.                                  1,733   60,872
       +   New Horizons Worldwide Inc.                     1,609   22,321
       +   NOVA Corporation                                4,323   86,190
       +   Ogden Corp.                                     2,497   38,391
       +   On Assignment Inc.                              1,578   44,973
       +   Organic Inc.                                    5,436    4,417
       +   PFSweb Inc.                                     2,656    1,992
       +   Pharmaceutical Product Development Inc.         1,544   76,717
       +   Pharmacopeia Inc.                               1,300   28,356
       +   Predictive Systems Inc.                         2,100   15,028
       +   Pre-Paid Legal Services Inc.                    1,350   34,425
       +   Profit Recovery Group International Inc. (The)  3,046   19,418
       +   ProsoftTraining.com                             2,672   32,398
       +   Quanta Services Inc.                            3,975  127,945
       +   Rainbow Rentals Inc.                            1,065    5,591
       +   RCM Technologies Inc.                             486    1,762
           Regis Corp.                                     2,499   36,235
       +   Rent-A-Center Inc.                              1,817   62,686
       +   Rent-Way Inc.                                   1,445    6,412
           Rollins Inc.                                    3,166   63,518
           Roper Industries Inc.                           2,699   89,236
       +   Security Associates International Inc.          3,200    2,600
           Servicemaster Co.                              18,725  215,338
       +   Sodexho Marriott Services Inc.                  3,779   83,610
       +   Sotheby's Holdings Inc. "A"                     3,645   84,518
       +   Spherion Corporation                            3,724   42,128
       +   SPS Technologies Inc.                           1,366   74,874
       +   Staff Leasing Inc.                              1,928    5,784
           Stewart Enterprises Inc. "A"                    5,516   10,515

                                                    Shares       Value
          ------------------------------------------------------------
              Strayer Education Inc.                 1,102 $    28,170
          +   Student Advantage Inc.                 3,600      15,300
          +   Sylvan Learning Systems Inc.           3,073      45,519
          +   TEAM America Corp.                     2,100      10,631
          +   Teletech Holdings Inc.                 4,895      89,946
          +   Trimeris Inc.                            873      47,906
          +   Tyler Technologies Inc.                3,772       6,365
          +   United Rentals Inc.                    4,160      55,900
          +   United Shipping and Technology Inc.    1,000       1,750
          +   Valassis Communications Inc.           3,160      99,737
              Viad Corp.                             6,247     143,681
          +   Volt Information Sciences Inc.         1,067      22,140
              Westaff Inc.                           1,884       3,768
          +*  Wireless Facilities Inc.               2,500      90,625
          +   Workflow Management Inc.               2,493      17,139
              World Fuel Services Corp.              4,155      29,085
                                                           -----------
                                                             6,612,442
                                                           -----------
          Computers--9.04%
          +*  About.com Inc.                         1,600      43,100
          +   Accrue Software Inc.                   2,100       5,250
          +   ACE*COMM Corp.                         4,000       9,250
          +*  Activision Inc.                        2,815      42,577
          +   Actuate Corp.                          3,664      70,074
          +   Adept Technology Inc.                    781      11,324
          +   Advanced Digital Information Corp.     4,340      99,820
          +   Advantage Learning Systems Inc.        2,312      77,741
          +   Advent Software Inc.                   1,694      67,866
          +   Affiliated Computer Services Inc. "A"  3,334     202,332
          +*  AGENCY.com Ltd.                        3,462      13,415
          +   Agile Software Corp.                   3,100     153,062
          +   Allaire Corp.                          2,100      10,566
          +   American Software Inc. "A"             3,900       5,362
          +*  AppliedTheory Corp.                    4,200       8,400
          +   Applix Inc.                            1,058       2,645
          +   AremisSoft Corp.                       1,100      46,956
          +   Art Technology Group Inc.              4,200     128,362
          +   Ashton Technology Group Inc. (The)     3,000       2,719
          +   Ask Jeeves Inc.                        3,000       7,312
          +   Aspen Technology Inc.                  1,306      43,424
          +   Auspex Systems Inc.                    2,748      19,236
          +*  Avici Systems Inc.                     2,939      72,373
          +   AVT Corp.                              1,718       8,536
          +   BARRA Inc.                             1,232      58,034
          +   Be Free Inc.                           6,400      14,000
          +   Be Inc.                                4,400       3,300
          +   Bell & Howell Co.                      2,800      46,860
          +   BindView Development Corp.             4,020      37,813
          +*  Bisys Group Inc.                       3,682     191,924
          +   Black Box Corp.                        1,171      56,574
          +   Bluestone Software Inc.                2,200      33,275
          +*  Bottomline Technologies Inc.             900      23,119
          +   Braun Consulting Inc.                  1,500       5,531
          +   Brio Technology Inc.                   2,347       9,901
          +*  Broadbase Software Inc.                3,400      21,250
          +   Brocade Communications System Inc.    14,000   1,285,375
          +   Brooktrout Inc.                        1,198      11,344
          +   BSQUARE Corp.                          1,800      10,800
          +   CacheFlow Inc.                         2,520      42,997
          +   CAIS Internet Inc.                     2,400       2,325



  The accompanying notes are an integral part of these financial statements.



17    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


            Extended Index
            Master Portfolio                       Shares     Value
            -------------------------------------------------------
            COMMON STOCKS--(Continued)
            -------------------------------------------------------
            +   Calico Commerce Inc.                1,824 $   1,767
            +   Cambridge Technology Partners Inc.  3,320     8,715
            +   Carreker Corp.                      1,813    63,002
            +   Casino Data Systems                 4,300    30,234
            +   Catalyst International Inc.         2,159    10,255
            +   C-bridge Internet Solutions Inc.    2,151     8,402
            +   CCC Information Services
                 Group Inc.                         3,164    19,775
            +   CenterSpan Communications Corp.     1,596    17,855
            +   Centura Software Corp.              4,400     3,437
            +   Ciber Inc.                          3,099    15,108
            +   Ciprico Inc.                        1,618    12,135
            +   Clarent Corp.                       2,042    23,100
            +   Clarus Corp.                        2,000    14,000
            +   Cognizant Technology
                 Solutions Corp.                      958    34,787
            +   Commerce One Inc.                  12,040   304,762
            +   Complete Business Solutions Inc.    2,955    30,473
            +   Computer Network
                 Technology Corp.                   1,415    40,770
            +   Concur Technologies Inc.            2,236     2,481
            +   Concurrent Computer Corp.           3,566    19,167
            +   Cotelligent Inc.                    2,307     2,163
            +   Credit Management Solutions Inc.    2,500     3,125
            +   Critical Path Inc.                  4,289   131,887
            +   Crossroads Systems Inc.             2,600    12,187
            +   CyberCash Inc.                      4,579     3,720
            +   CyberSource Corp.                   2,300     5,462
            +   Cylink Corp.                        2,873     6,195
            +   Cysive Inc.                         1,400     5,775
            +   Daleen Technologies Inc.            1,700     6,375
            +   Data Broadcasting Corp.             9,242    32,347
            +   Data Return Corp.                   2,800    10,500
            +   Data Translation Inc.               2,700     4,219
            +   Dataram Corp.                       3,150    36,619
            +   Datatec Systems Inc.                3,783     6,620
            +   Deltek Systems Inc.                 2,399    10,196
            +   Dendrite International Inc.         2,959    66,208
                Diebold Inc.                        5,177   172,782
            +   Digex Inc.                          1,600    36,000
            +   Digital River Inc.                  2,838     6,740
            +*  Digitas Inc.                        3,895    19,718
            +   Docent Inc.                         2,600    22,750
            +   DocuCorp International Inc.           898     1,796
            +   Documentum Inc.                     2,288   113,685
            +   Dot Hill Systems Corp.              2,640    10,230
            +   DSET Corporation                      959     1,723
            +   DSP Group Inc.                      1,292    27,193
            +   DST Systems Inc.                    7,780   521,260
            +*  E.piphany Inc.                      4,350   234,628
            +   ebix.com Inc.                       1,430       670
            +   Echelon Corp.                       2,298    36,912
            +   Eclipsys Corp.                      2,793    68,428
            +*  eGain Communications Corp.          2,751     8,511
            +   Elcom International Inc.            4,021     5,529
            +   Electronics For Imaging Inc.        3,278    45,687
            +   Elite Information Group Inc.        2,800    12,600
            +   eLoyalty Corp.                      2,625    16,980
            +*  Engage Technologies Inc.           11,800     8,850
            +   Entrade Inc.                        5,200     4,875
            +   Entrust Technologies Inc.           3,500    45,500
            +   Equinix Inc.                        4,453    19,482

                                                 Shares     Value
              ---------------------------------------------------
              +   Equinox Systems Inc.            2,937 $  28,452
              +   Evolving Systems Inc.           5,519    11,900
              +   Exabyte Corp.                   3,131    10,763
              +   Extended Systems Inc.             600     7,012
              +   Extreme Networks Inc.           7,000   273,875
              +*  F5 Networks Inc.                1,500    14,250
                  FactSet Research Systems Inc.   2,154    79,849
                  Fair Isaac and Co. Inc.           824    42,024
              +   FileNET Corp.                   3,073    83,739
              +   Foundry Networks Inc.           7,300   109,500
              +   Frontline Capital Group Inc.    2,500    33,242
              +   FVC.COM Inc.                    4,601     4,601
              +   Gadzoox Networks Inc.           3,000     6,281
              +*  General Magic Inc.              4,230     5,948
              +*  GoTo.com Inc.                   3,900    28,519
              +   Great Plains Software Inc.      1,519    71,488
              +   Hall Kinion & Associates Inc.   1,325    26,666
              +   HNC Software Inc.               2,054    60,978
              +   Hypercom Corp.                  3,574    11,169
              +   Hyperion Solutions Corp.        1,943    29,995
              +   iAsiaWorks Inc.                 3,324    16,204
              +   IDX Systems Corp.               1,585    39,625
              +   iGate Capital Corp.             2,794     8,033
              +   IKOS Systems Inc.               4,800    42,600
              +   iManage Inc.                    2,500    11,406
              +   IMRglobal Corp.                 3,904    20,984
              +   Industri Matematik
                   International Corp.            2,280     5,700
              +   InfoCure Corp.                  3,692    13,845
              +   Infocus Corp.                   2,118    31,240
              +   Informatica Corp.               4,600   181,987
              +   Information Architects Corp.    2,444     4,430
              +   Inforte Corp.                     994    13,667
              +   infoUSA Inc.                    3,416    11,529
              +   Inprimis Inc.                   2,600     2,437
              +   Inprise Corp.                   3,368    18,629
              +   Integral Systems Inc.           1,262    17,668
              +   Integrated Measurement Systems  1,432    11,366
              +   InterCept Group Inc. (The)      1,200    32,025
              +   Intergraph Corp.                3,688    22,128

              +*  Interliant Inc.                  4,100    13,069
              +   Internap Network Services Corp.  9,000    65,250
              +   Internet Security Systems Inc.   2,624   205,820
              +   internet.com Corp.               2,100    12,469
              +   Intertrust Technologies Corp.    6,000    20,250
              +   InterWorld Corp.                 3,000     1,500
              +   Interwoven Inc.                  3,100   204,406
              +   Intranet Solutions Inc.          1,622    82,722
              +*  Intraware Inc.                   2,300     3,378
              +   Intrusion.com Inc.               2,128    10,108
              +   ION Networks Inc.                  800       300
              +   ITXC Corp.                       3,600    24,975
              +   iXL Enterprises Inc.             4,300     4,300
                  Jack Henry & Associates Inc.     2,806   174,323
              +   Juniper Networks Inc.           20,000 2,521,252
              +   Juno Online Services Inc.        3,800     2,494
              +   Jupiter Media Metrix Inc.        7,751    72,181
              +   Kana Communications Inc.         5,960    68,540
              +   Keynote Systems Inc.             2,800    39,725
              +   Kronos Inc.                      1,255    38,827
              +   Larscom Inc. "A"                 2,700     6,666
              +   Launch Media Inc.                4,500     7,031
              +*  Level 8 Systems Inc.             2,797    17,044
              +   Lexar Media Inc.                 4,300     4,031


  The accompanying notes are an integral part of these financial statements.



18    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                         Shares     Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
           +   Liberate Technologies Inc.            5,900 $  80,387
           +   LookSmart Ltd.                        5,000    12,187
           +   Mail.com Inc.                         4,663     3,352
           +   Mainspring Inc.                       3,862    12,069
           +   Manhattan Associates Inc.             1,561    66,538
           +   MapInfo Corp.                           922    43,564
           +   MarchFirst Inc.                       9,195    13,792
           +   Marimba Inc.                          2,100     9,450
           +   Maxtor Corp.                          7,400    41,394
           +   McAfee.com Corp.                        800     4,000
           +*  McDATA Corp. "B"                      1,722    94,279
           +   MCSi Inc.                               914    19,537
           +   Mechanical Dynamics Inc.              1,800    10,350
           +   Media 100 Inc.                        1,360     3,485
           +   Mentor Graphics Corp.                 4,340   119,079
           +   Metasolv Inc.                         4,560    41,610
           +   Micromuse Inc.                        4,392   265,098
           +   Micron Electronics Inc.               5,297    20,691
           +   Micros Systems Inc.                   1,421    25,933
           +   Micros-To-Mainframes Inc.             1,000     1,625
           +*  Microstrategy Inc.                    2,160    20,520
           +   Microtouch Systems Inc.               2,274    47,505
           +   Mitek Systems Inc.                    3,300     1,856
           +   Mobius Management Systems Inc.        1,756     3,731
           +   MTI Technology Corp.                  3,350    13,191
               MTS Systems Corp.                     4,285    31,066
           +   Multex.com Inc.                       1,714    22,710
           +   MyPoints.com Inc.                     4,492     5,334
           +   National Information Consortium Inc.  4,900     7,503
           +   National Instruments Corp.            3,009   146,125
           +   Navidec Inc.                          4,300    10,481
           +   NaviSite Inc.                         4,300    10,078
           +   Net Perceptions Inc.                  3,000     6,281
           +   NetCreations Inc.                     1,500    10,266
           +   Netegrity Inc.                        1,980   107,662
           +   NetIQ Corp.                           2,347   205,069
           +   NetObjects Inc.                       3,900     1,828
           +   NetScout Systems Inc.                 1,400    14,000
           +   Netsmart Technologies Inc.            2,200     4,125
           +   NetSolve Inc.                         1,700    12,962
           +   NetSpeak Corp.                        1,763     2,755
           +*  Network Peripherals Inc.              1,653    10,641
           +   Novadigm Inc.                         1,945    12,278
           +*  Nuance Communications Inc.            2,029    87,501
           +*  NVIDIA Corp.                          4,000   131,063
           +   NYFIX Inc.                            1,983    47,964
           +   Odetics Inc. "A"                      1,335    11,347
           +   On2.com Inc.                          2,100     1,218
           +   OneSource Information Services Inc.   1,400    10,850
           +   ONI Systems Inc.                      8,000   316,500
           +   Ontrack Data Intenational Inc.        1,500    10,031
           +   ONYX Software Corp.                   2,900    31,900
           +   Open Market Inc.                      5,566     6,088
           +   Packeteer Inc.                        2,000    24,750
           +   PC-Tel Inc.                           1,800    19,350
           +   Pegasus Solutions Inc.                2,005    13,910
           +   Performance Technologies Inc.         1,587    21,623
           +   Perot Systems Corp. "A"               7,311    67,170
           +   Phoenix Technologies Ltd.             1,569    21,157
           +   Pilot Network Services Inc.           1,713     1,392
           +   Portal Software Inc.                 10,600    83,144

                                                    Shares     Value
            --------------------------------------------------------
            +   Preview Systems Inc.                 4,013 $  12,541
            +   PRI Automation Inc.                  1,792    33,600
            +   Primus Knowledge Solutions Inc.      1,400     9,100
            +   ProBusiness Services Inc.            1,516    40,269
            +*  Procom Technology Inc.                 999    12,956
            +   Progress Software Corp.              1,928    27,835
            +   Project Software & Development Inc.  1,738    18,656
            +   Proxicom Inc.                        4,000    16,500
            +   Puma Technology Inc.                 3,134    13,026
            +   QAD Inc.                             2,989     3,549
            +   QRS Corp.                            1,271    16,285
            +   Quantum Corp. - Hard Disk Drive      4,496    35,968
            +   Quantum DLT & Storage Group          9,760   129,930
            +   Quest Software Inc.                  5,300   148,731
            +   Quintus Corp.                        3,035     9,010
            +*  Quokka Sports Inc.                   6,000     3,375
            +   Radiant Systems Inc.                 1,338    27,429
            +   Radview Software Ltd.                2,092     5,230
            +   Rainbow Technologies Inc.            1,664    26,312
            +*  Ramp Networks Inc.                   1,900    10,866
            +   RAVISENT Technologies Inc.           1,500     4,500
            +*  Red Hat Inc.                        10,000    62,500
            +   Redback Networks Inc.                9,200   377,200
            +   Retek Inc.                           3,355    81,778
            +   RSA Security Inc.                    2,529   133,721
            +   RWD Technologies Inc.                1,550     4,747
            +   Safeguard Scientifics Inc.           7,939    52,596
            +   Saga Systems Inc.                    2,453    28,056
            +   Sagent Technology Inc.               2,400     3,300
            +*  Sanchez Computer Associates Inc.     2,362    19,486
            +   SanDisk Corp.                        4,278   118,714
            +   Santa Cruz Operation Inc. (The)      2,667     3,417
            +*  Scient Corp.                         4,600    14,950
            +   Scientific Learning Corp.            3,800    16,031
            +*  SCM Microsystems Inc.                  788    26,004
            +   ScreamingMedia Inc.                  3,770    11,310
            +   Secure Computing Corp.               2,230    22,021
            +   SEEC Inc.                            2,300     5,606
                SEI Investment Co.                   3,594   402,528
            +   SERENA Software Inc.                 2,600    89,009
            +*  Silicon Storage Technology Inc.      5,787    68,359
            +   SilverStream Software Inc.           1,700    35,062
            +   SmartDisk Corp.                      1,900     7,362
            +   SmartServ Online Inc.                2,000    14,188
            +   Socket Communications Inc.           2,600     8,612
            +   Sonic Foundry Inc.                   2,400     3,150
            +   SONICblue Inc.                       5,029    20,745
            +   SonicWALL Inc.                       3,600    58,500
            +   SPEEDUS.COM Inc.                     3,600     2,362
            +   SportsLine.com Inc.                  3,055    16,230
            +   SPSS Inc.                            1,333    29,409
            +   SS&C Technologies Inc.               4,739    20,585
            +   StarBase Corp.                       3,706     8,686
            +*  StarMedia Network Inc.               5,100     9,642
            +*  Storage Computer Corp.               1,300    10,153
            +   Storage Technology Corp.             7,166    64,494
            +*  StorageNetworks Inc.                 1,516    37,616
            +   Stratasys Inc.                       2,400     6,300
            +*  Stratos Lightwave Inc.               3,700    63,131
            +   SunGard Data Systems Inc.            8,404   396,038
            +   Sunquest Information Systems Inc.    1,867    16,686
            +   SVI Holdings Inc.                    3,111     3,111
            +   Sykes Enterprises Inc.               2,159     9,581
            +*  Synopsys Inc.                        4,588   217,643
            +   Syntel Inc.                          3,108    17,871



  The accompanying notes are an integral part of these financial statements.



19    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


         Extended Index
         Master Portfolio                            Shares       Value
         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Systems & Computer
               Technology Corp.                       1,623 $    19,983
         +   T/R Systems Inc.                         1,932      12,316
         +   Take-Two Interactive Software Inc.       2,620      30,130
         +   Tanning Technology Corp.                 1,800       6,637
         +   Technology Solutions Co.                 3,925       8,341
         +   Teknowledge Corp.                          700       1,181
         +   Telescan Inc.                            1,795       1,907
         +   TenFold Corp.                            2,000       3,000
         +   THQ Inc.                                 1,707      41,608
         +   3Com Corp.                              22,888     194,548
         +   3D Systems Corp.                         2,317      28,094
         +   3DO Co. (The)                            3,656       9,597
         +   Tidel Technologies Inc.                  1,200       6,900
         +   Tier Technologies Inc. "B"               2,784      15,834
             Timberline Software Corp.                  461       1,642
         +   TransAct Technologies Inc.               2,100      11,025
         +   Transaction Systems Architects Inc. "A"  1,848      21,367
         +   Tricord Systems Inc.                     2,200      18,287
         +*  Tumbleweed Communications Corp.          2,204      37,709
         +*  Turnstone Systems Inc.                   1,862      13,849
         +   U.S. Interactive Inc.                    2,100         591
         +   Ultimate Software Group Inc.             2,485       5,902
         +   USDATA Corp.                             3,300       1,856
         +*  VA Linux Systems Inc.                    3,372      27,397
         +*  VeriSign Inc.                           12,253     909,019
         +   Verity Inc.                              2,268      54,574
         +   Versant Corp.                            3,800       8,550
         +   Verso Technologies Inc.                  2,283       3,424
         +   Vertel Corp.                             2,100       4,922
         +   Vialink Co. (The)                        2,188       6,154
         +*  Viant Corp.                              3,000      11,906
         +   Vitech America Inc.                        739       2,910
         +*  Vitria Technology Inc.                   8,200      63,550
         +   Walker Interactive Systems               1,028       1,381
         +   WatchGuard Technologies Inc.             1,300      41,112
         +   Wave Systems Corp. "A"                   3,069      13,810
         +*  Webb Interactive Services                1,672       2,821
         +   WebTrends Corp.                          1,800      52,087
         +   Western Digital Corp.                   10,771      26,254
         +   Women.com Networks Inc.                  4,800       1,050
         +   Xircom Inc.                              1,729      26,799
         +   Xpedior Inc.                             3,388         953
         +*  Xybernaut Corp.                          5,065       8,547
         +                                                        7,613
             Zamba Corp.                              2,800 -----------
                                                             18,005,606
                                                            -----------
         Cosmetics/Personal Care--0.24%
             Carter-Wallace Inc.                      2,625      87,609
         *   Estee Lauder Companies Inc. "A"          8,278     362,680
         +   Guest Supply Inc.                        1,582      26,696
         +   Paragon Trade Brands Inc.                    1          12
                                                            -----------
                                                                476,997
                                                            -----------
         DIstribution/Wholesale--0.36%
             Advanced Marketing Services Inc.           966      16,784
         +*  Aviation Sales Co.                       2,158       5,395
         +   Bell Microproducts Inc.                  1,092      17,335
         +   Brightpoint Inc.                         5,443      19,050
         +   CellStar Corp.                           2,938       4,223
         +   Daisytek International Corp.             2,166      14,891

                                                     Shares       Value
         --------------------------------------------------------------
         *   Fastenal Co.                             2,497 $   137,023
         +   First Aviation Services Inc.             2,400      10,200
         +   Handleman Co.                            3,314      24,855
             Hughes Supply Inc.                       1,672      29,996
         +   Ingram Micro Inc. "A"                    4,664      52,470
         +   Keystone Automotive Industries Inc.      3,486      24,402
         +*  NuCo2 Inc.                               2,522      19,545
             Owens & Minor Inc.                       2,557      45,387
         +   Questron Technology Inc.                 3,200       9,600
         +   Richton International Corp.                800      16,500
         +   SCP Pool Corp.                           1,844      55,420
         +   Tech Data Corp.                          3,574      96,666
         +   United Stationers Inc.                   2,546      61,104
             Watsco Inc.                              3,306      38,085
         +   WESCO International Inc.                 3,100      22,475
                                                            -----------
                                                                721,406
                                                            -----------
         Diversified Financial Services--2.57%
         *   Advanta Corp. "A"                        2,893      25,495
             Advest Group Inc.                          898      31,935
         +   Affiliated Managers Group Inc.           1,584      86,922
         +   Alleghany Corp.                            435      89,392
             Allied Capital Corp.                     4,839     101,014
             American Capital Strategies Ltd.         1,807      45,514
         +   AmeriCredit Corp.                        4,603     125,432
         +*  Ameritrade Holding Corp. "A"            11,359      79,513
         +   Ampal-American Israel Corp. "A"          2,783      16,872
         +   BlackRock Inc.                           1,000      42,000
         +   Boron, LePore & Associates Inc.          2,366      24,843
             Capitol Federal Financial                5,200      87,100
         +*  CompuCredit Corp.                        2,500      45,312
             Dain Rauscher Corp.                        756      71,584
         +   Digital Insight Corp.                    1,689      30,508
             Doral Financial Corp.                    4,208     101,781
         +   DVI Inc.                                 1,919      32,743
         +   E*trade Group Inc.                      19,208     141,659
             Eaton Vance Corp.                        3,616     116,616
             Edwards (A.G.) Inc.                      5,612     266,219
         +   E-LOAN Inc.                              4,300       2,150
         +*  Equitex Inc.                             4,839      23,288
         +*  Factual Data Corp.                         900       4,781
             Federated Investors Inc. "B"             8,190     238,534
         +   Financial Federal Corp.                  1,665      39,752
             Finova Group Inc.                        5,393       5,056
         +   Forrester Research Inc.                  1,166      58,373
         +   Friedman Billings Ramsey Group Inc. "A"  2,455      16,111
         +   Gabelli Asset Management Inc. "A"        1,100      36,506
         +   GlobalNet Financial.com Inc.             3,500       5,250
             Goldman Sachs Group Inc. (The)           8,338     891,645
         +   Greg Manning Auctions Inc.               1,400       2,887
             Heller Financial Inc. "A"                2,908      89,239
         +   HPSC Inc.                                2,200      13,200
         +   Investment Technology Group Inc.         2,254      94,104
             Jeffries Group Inc.                      1,440      45,000
             John Nuveen Co. "A"                      1,702      97,865
         +   Kent Financial Services Inc.             1,000       3,875
         +   Kirlin Holding Corp.                     4,000       3,312
         +   Knight Trading Group Inc.                8,090     112,754
         +   Labranche & Co. Inc.                     2,600      79,462
             Legg Mason Inc.                          3,797     206,936
         +   M.H. Meyerson & Co. Inc.                 3,900       9,750
         +   Matrix Bancorp Inc.                      1,947      13,872



  The accompanying notes are an integral part of these financial statements.



20    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


         Extended Index
         Master Portfolio                            Shares      Value
         -------------------------------------------------------------
         COMMON STOCKS--(Continued)
         -------------------------------------------------------------
         +   Memberworks Inc.                           898 $   19,082
             Metris Companies Inc.                    3,983    104,803
             Morgan Keegan Inc.                       2,844     75,366
         +   National Processing Inc.                 4,765     81,005
         +   NCO Group Inc.                           1,960     59,535
         *   Neuberger Berman Inc.                    2,900    235,081
         +   NextCard Inc.                            3,900     31,200
         +   Online Resources & Communications Corp.  1,400      2,800
         +   onlinetradinginc.com                       900      3,150
             Phoenix Investment Partners Ltd.         3,408     53,463
         +   Professional Detailing Inc.                878     92,862
             Raymond James Financial Inc.             3,766    131,339
             Resource America Inc. "A"                2,574     29,597
             Resource Bancshares Mortgage Group Inc.  4,853     34,274
         +   S1 Corp.                                 3,203     16,816
             Siebert Financial Corp.                  2,939     12,123
         +   SierraCities.com Inc.                    1,924      4,810
         +   SoftNet Systems Inc.                     3,518      6,376
             Source Capital Corp.                       500      2,094
         *   Southwest Securities Group Inc.          1,456     37,674
         +   Startek Inc.                               789     12,131
         +   Stockwalk.com Group Inc.                   921      1,957
             Student Loan Corp.                       1,094     59,555
         +   TD Waterhouse Group Inc.                 2,400     31,800
             Tucker Anthony Sutro Corporation         1,599     39,275
         +*  Wackenhut Corp. "A"                      1,667     22,504
             Waddell & Reed Financial Inc. "A"        5,255    197,719
         +   WFS Financial Inc.                       2,248     41,588
         +   Wit Soundview Group Inc.                 4,800     17,250
                                                            ----------
                                                             5,113,385
                                                            ----------
         Electric--2.32%
             ALLETE                                   4,226    104,858
             Alliant Energy Corp.                     4,851    154,626
             Avista Corp.                             3,199     65,579
             Black Hills Corp.                        1,765     78,984
             CH Energy Group Inc.                     1,056     47,256
             Cleco Corp.                              1,106     60,553
             Conectiv Inc.                            5,404    108,418
             DPL Inc.                                 8,804    292,183
             DQE Inc.                                 3,978    130,279
         +   El Paso Electric Co.                     3,496     46,147
             Empire District Electric Co. (The)       1,961     51,599
             Energy East Corp.                        8,042    158,327
             Green Mountain Power Corp.               2,136     26,700
             Hawaiian Electric Industries Inc.        1,934     71,921
             IDACorp Inc.                             1,982     97,242
             IPALCO Enterprises Inc.                  4,742    114,697
             Kansas City Power & Light Co.            3,569     97,924
             Madison Gas & Electric Co.               5,619    127,130
             MDU Resources Group Inc.                 3,172    103,090
             Montana Power Co.                        6,324    131,223
             Northeast Utilities                     10,402    252,249
             NorthWestern Corp.                       1,628     37,648
             NSTAR                                    4,022    172,443
             OGE Energy Corp.                         4,313    105,399
         +   Orion Power Holdings Inc.                5,496    135,339
             Otter Tail Power Co.                     1,960     54,390
         +*  Plug Power Inc.                          2,500     36,719
             Potomac Electric Power Co.               7,803    192,812
             Public Service Company of New Mexico     2,469     66,200

                                                    Shares      Value
           ----------------------------------------------------------
               Puget Sound Energy Corp.              6,183 $  171,965
               RGS Energy Group Inc.                 1,797     58,290
               SCANA Corp.                           6,992    206,701
               Sierra Pacific Resources Corp.        5,187     83,316
               TECO Energy Inc.                      7,901    255,795
           +   TNPC Inc.                             8,155     80,021
               UIL Holdings Corporation                841     41,840
               UniSource Energy Corp.                4,342     81,684
           *   Utilicorp United Inc.                 6,035    187,085
           *   Western Resources Inc.                4,046    100,391
               Wisconsin Energy Corp.                7,957    179,530
               WPS Resources Corp.                   1,687     62,103
                                                           ----------
                                                            4,630,656
                                                           ----------
           Electrical Components & Equipment--0.20%
           +*  Active Power Inc.                     2,186     47,955
           +   Advanced Energy Industries Inc.       1,893     42,592
           +*  Capstone Turbine Corp.                4,900    137,200
               Hubbell Inc. "B"                      3,242     85,913
           +   Proton Energy Systems Inc.            1,600     16,800
           +*  Superconductor Technologies Inc.      1,400      5,075
           +   UCAR International Inc.               2,812     27,417
           +   Wilson Greatbatch Technologies Inc.   1,300     36,725
                                                           ----------
                                                              399,677
                                                           ----------
           Electronics--3.85%
           +*  Act Manufacturing Inc.                1,034     16,285
           +   Actel Corp.                           2,037     49,270
           +   ADE Corp.                             1,586     27,953
           +   Aeroflex Inc.                         3,466     99,918
               Allen Organ Co. "B"                     171      9,063
           +   Alpha Industries Inc.                 2,614     96,718
           +   Alpha Technologies Group Inc.         2,400     21,300
           +   Alpine Group (The) Inc.               1,396      3,054
           +   American Superconductor Corp.         1,366     39,016
               AMETEK Inc.                           1,734     44,976
           +   Amphenol Corp. "A"                    2,798    109,647
               Analogic Corp.                          966     43,047
           +   Andrea Electronics Corp.              2,596      5,452
           +   APW Ltd.                              2,228     75,195
           +   Arrow Electronics Inc.                5,978    171,120
           +   Artesyn Technologies Inc.             2,290     36,354
           +   Artisan Components Inc.               1,798     13,373
           +   ATMI, Inc.                            1,590     31,005
           +   Ault Inc.                             2,400     16,800
               Avnet Inc.                            5,976    128,484
               AVX Corp.                            11,542    189,000
               Barnes Group Inc.                     1,790     35,576
           +   Bel Fuse Inc. "A"                     1,091     36,548
               Belden Inc.                           1,088     27,608
           +   Benchmark Electronics Inc.            1,419     32,016
           +   Blonder Tongue Laboratories Inc.      4,570     14,281
           +   BOLDER Technologies Corp.             4,029      4,281
               Brady Corp. "A"                       1,407     47,574
               C&D Technologies Inc.                 1,414     61,067
           +   Cable Design Technologies Corp.       2,643     44,435
           +   California Amplifier Inc.             1,100     10,175
           +*  Caliper Technologies Corp.            1,734     81,498
           +   Catalyst Semiconductor Inc.           1,800      6,975
           +   Checkpoint Systems Inc.               3,397     25,265
           +   Chromatics Color Sciences             6,668      2,709
           +   Coherent Inc.                         1,860     60,450
           +   Concord Camera Corp.                  1,602     26,433































                                      *









  The accompanying notes are an integral part of these financial statements.



21    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares      Value
----------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------
+   CP Clare Corp.                        3,500 $   13,125
    CTS Corp.                             2,016     73,458
    Cubic Corp.                           1,328     34,113
+   Cymer Inc.                            1,613     41,510
+   Daktronics Inc.                       2,600     30,875
    Dallas Semiconductor Corp.            4,324    110,802
+   DDi Corp.                             2,360     64,310
+   Detection Systems Inc.                1,983     35,322
+   Dionex Corp.                          1,193     41,158
+*  DuPont Photomasks Inc.                1,384     73,136
    EDO Corp.                             4,496     33,158
+   Electric Fuel Corp.                   1,539      7,214
+   Electro Scientific Industries Inc.    1,418     39,704
+   Energy Conversion Devices Inc.        1,263     25,576
+   Engineering Measurements Co.          2,400     16,800
+*  EntreMed Inc.                         1,378     23,770
+   ESS Technology Inc.                   3,518     18,030
+   Evans & Sutherland Computer Corp.     3,765     29,179
+   Evergreen Solar Inc.                    388      2,619
+   Exar Corp.                            2,728     84,525
+   Excel Technology Inc.                 1,006     20,073
+   Fairchild Semiconductor Corp. "A"     4,800     69,300
+   FEI Co.                               1,469     33,420
+   Fisher Scientific International Inc.  2,691     99,231
    Frequency Electronics Inc.            1,643     27,931
+   FSI International Inc.                2,428     20,334
+   FuelCell Energy Inc.                  1,000     68,562
    General Cable Corp.                   3,747     16,627
+*  Genrad Inc.                           3,397     33,970
+   Gentex Corp.                          4,918     91,598
+   Genus Inc.                            1,400      2,231
+   GlobeSpan Inc.                        4,500    123,750
+   HEI Inc.                              2,100     21,000
    Helix Technology Corp.                1,597     37,804
+   HI/FN Inc.                              639     17,572
+   Hutchinson Technology Inc.            2,299     31,611
+   Ibis Technology Corp.                   705     13,571
+   IFR Systems Inc.                      1,900      5,462
+   II-VI Inc.                            1,212     18,407
+   Illinois Superconductor Corp.         4,000      5,625
+   ImageX.com Inc.                       2,100      2,166
+   Innovex Inc.                          2,144     14,472
+   Interlink Electronics Inc.            1,050     13,322
+   inTEST Corp.                          1,900     12,112
+   Invision Technologies Inc.            1,939      2,787
+   Jabil Circuit Inc.                   11,778    298,867
+   JMAR Technologies Inc.                2,400      7,800
+   JNI Corp.                             1,500     34,031
+   JPM Company (The)                     3,660      2,516
+   KEMET Corp.                           5,608     84,821
+   Kent Electronics Corp.                1,550     25,575
+   Lifeline Systems Inc.                 1,214     15,327
+   Littelfuse Inc.                       1,208     34,579
+   Lowrance Electronics Inc.             1,700      5,312
+   Mackie Designs Inc.                   2,661     13,970
+   Mattson Technology Inc.               1,653     17,047
+   Maxwell Technologies Inc.             1,412     21,092
+   Meade Instruments Corp.               1,580     10,369
+   Mechanical Technology Inc.            1,914      6,699
+   MedicaLogic/Medscape Inc.             5,227     12,087
+   Mercury Computer Systems Inc.         1,444     67,056
+   Merix Corp.                             750     10,031

                                                  Shares       Value
            --------------------------------------------------------
            +   Mesa Laboratories Inc.             2,400 $    14,400
                Methode Electronics Inc. "A"       2,190      50,233
            +   Micrel Inc.                        5,368     180,834
            +   Micro Linear Corp.                   810       3,240
            +   Microchip Technology Inc.          7,267     159,420
            +   Microsemi Corp.                    1,017      28,285
            +*  MIPS Technologies Inc. "A"         2,467      65,838
            +*  MKS Instruments Inc.               1,300      20,150
            +   Molecular Devices Corp.              818      55,982
            +   Nanometrics Inc.                     888      12,265
            +   NETsilicon Inc.                    1,600       5,950
            +   Nu Horizons Electronics Corp.      1,215      10,859
            +   Oak Technology Inc.                2,900      25,194
            +   OPTi Inc.                          2,083      10,155
            +   OSI Systems Inc.                   2,434      14,908
            +   OYO Geospace Corp.                 1,100      24,750
            +   PCD Inc.                           1,910      11,579
            +   Photon Dynamics Inc.                 800      18,000
            +   Photronics Inc.                    2,447      57,352
            *   Pioneer-Standard Electronics Inc.  2,671      29,381
            +*  Plexus Corp.                       2,560      77,800
            +   PLX Technology Inc.                2,100      17,456
            +   Power Integrations Inc.            2,412      27,738
            +   QuickLogic Corp.                   2,100      14,569
            +   Ramtron International Corp.        1,740       7,612
            +   Rayovac Corp.                      3,429      48,649
            +   Recoton Corp.                      2,431      18,536
            +   REMEC Inc.                         2,601      25,035
            +   Reptron Electronics Inc.           1,400       8,662
            +   Research Frontiers Inc.            1,504      26,320
            +   Robinson Nugent Inc.               1,400      32,112
            +   Robotic Vision Systems Inc.        2,513       6,911
            +   Rogers Corp.                         962      39,502
            +   Rudolph Technologies Inc.          1,617      48,813
            +   Sawtek Inc.                        2,966     136,992
            +   SBS Technologies Inc.              1,230      36,823
            +   SCI Systems Inc.                   9,274     244,602
            +   Semtech Corp.                      4,436      97,869
            +*  Sensar Corp.                       2,000         875
            +*  Sensormatic Electronics Corp.      6,051     121,398
            +   Sheldahl Inc.                      2,484       4,968
            +   Signal Technology Corp.            1,100      11,000
            +   Silicon Image Inc.                 3,000      16,312
            +   Silicon Valley Group Inc.          2,668      76,705
            +   Siliconix Inc.                     1,701      38,272
            +   SIPEX Corp.                        2,060      49,311
                SLI Inc.                           2,799      18,019
            +   Spectra-Physics Lasers Inc.        1,196      30,199
            +   Spectrum Control Inc.              2,390      24,049
            +   Spire Corp.                        5,000      20,312
            +   Supertex Inc.                      1,142      22,572
            +   Surge Components Inc.              1,900       3,562
                Tech/Ops Sevcon Inc.               1,439      12,951
                Technitrol Inc.                    1,846      75,917
            +   Telcom Semiconductor Inc.          1,447      16,460
            +   Therma-Wave Inc.                   1,515      21,210
            +   Three-Five Systems, Inc.           1,445      26,010
            +   Trimble Navigation Ltd.            1,915      45,960
            +   Triumph Group Inc.                   615      25,215
            +   Tvia Inc.                          2,220       8,741
            +   Ultrak Inc.                          542       2,473
            +   Universal Display Corp.            1,200       8,625
            +   Universal Electronics Inc.         1,278      19,729
            +*  Valence Technology Inc.            3,746      34,885



  The accompanying notes are an integral part of these financial statements.



22    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



         Extended Index
         Master Portfolio                            Shares      Value
         -------------------------------------------------------------
         COMMON STOCKS--(Continued)
         -------------------------------------------------------------
         +   Varian Inc.                              2,430 $   82,316
         +   Viasystems Group Inc.                    9,029     75,054
         +   Vicor Corp.                              2,475     75,178
         +*  Virata Corp.                             3,600     39,150
         +   Vishay Intertechnology Inc.              8,624    130,438
         +   Waters Corp.                             7,988    666,998
             Watts Industries Inc. "A"                2,401     33,314
             Woodhead Industries Inc.                 1,806     35,443
             X-Rite Inc.                              3,781     29,539
         +*  Zoran Corp.                                972     15,066
         +   Zygo Corp.                                 911     25,764
                                                            ----------
                                                             7,671,188
                                                            ----------
         Energy & Related--0.45%
         +*  H Power Corp.                            3,940     30,289
         +*  Millennium Cell Inc.                     1,400     14,350
             Santa Fe International Corp.             7,534    241,559
         +   Southern Energy Inc.                    20,430    578,424
         +   Syntroleum Corp.                         2,492     42,364
                                                            ----------
                                                               906,986
                                                            ----------
         Engineering & Construction--0.09%
             Foster Wheeler Corp.                     3,900     20,475
             Granite Construction Inc.                1,836     53,129
         +   Jacobs Engineering Group Inc.            1,643     75,886
         +   Washington Group International Inc.      3,789     31,022
                                                            ----------
                                                               180,512
                                                            ----------
         Entertainment--0.97%
         +   AMC Entertainment Inc.                   3,050     12,200
         +   Anchor Gaming                            1,478     57,642
         +   Argosy Gaming Co.                        2,403     46,108
         +   barnesandnoble.com Inc.                  2,900      3,806
         +   Championship Auto Racing Teams Inc.      1,178     24,738
         +   Cheap Tickets Inc.                       2,400     23,400
             Churchill Downs Inc.                     1,277     38,071
             Dover Downs Entertainment Inc.           3,290     36,807
         +   Expedia Inc. "A"                         6,600     63,112
         +   Fairfield Communities Inc.               3,954     55,603
         +   Gaylord Entertainment Co. "A"            1,767     36,886
         +   GC Companies Inc.                          584      1,168
         +*  Global Sports Inc.                       2,939     16,256
         +   GTECH Holdings Corp.                     1,846     37,958
         +   Hollywood Entertainment Corp.            3,393      3,605
         +   Image Entertainment Inc.                   599      1,947
         +   International Game Technology Inc.       5,021    241,008
             International Speedway Corp. "A"         4,038    153,444
         +   Isle of Capris Casinos Inc.              1,700     18,062
         +   Macrovision Corp.                        3,560    263,496
         +*  Martha Stewart Living Inc. "A"             700     14,044
         +*  Metro-Goldwyn-Mayer Inc.                15,240    248,602
         +   Penn National Gaming Inc.                2,343     23,869
         +   Pinnacle Entertainment Inc.              1,651     22,288
         +   Six Flags Inc.                           4,874     83,772
         +   Speedway Motorsports Inc.                3,556     85,344
         +   Steinway Musical Instruments Inc.        1,325     23,767
         +   Thousand Trails Inc.                       600      3,000
         +   Ticketmaster Online-CitySearch Inc. "B"  2,913     24,396
         +*  Trendwest Resorts Inc.                   1,167     31,509
         +   Vail Resorts Inc.                        2,910     68,203
         +   Westwood One Inc.                        7,086    136,848

                                                        Shares       Value
      --------------------------------------------------------------------
      +   World Wrestling Federation Entertainment Inc.  1,900 $    30,400
      +   Zomax Inc.                                     2,356      10,749
                                                               -----------
                                                                 1,942,108
                                                               -----------
      Environmental Control--0.27%
      +   Cataytica Energy Systems Inc.                  1,706      29,425
      +   GTS Duratek Inc.                               2,430      15,187
          IMCO Recycling Inc.                            5,713      30,350
      +   Ionics Inc.                                    1,620      45,968
      +   IT Group Inc.                                  2,512      12,560
      +   Layne Christensen Co.                          6,420      20,965
          Mine Safety Appliances Co.                       963      24,195
      +   MPM Technologies Inc.                          1,900       9,619
      +   Republic Services Inc. "A"                    11,167     191,933
      +   Stericycle Inc.                                1,400      53,375
      +   Tetra Tech Inc.                                2,197      70,029
      +   U S Liquids Inc.                               5,654      12,368
      +   Waste Industries Inc.                          2,593      15,558
                                                               -----------
                                                                   531,532
                                                               -----------
      Food--1.62%
      +   American Italian Pasta Co. "A"                 1,509      40,460
          Andersons Inc.                                 2,101      18,121
          Applebee's International Inc.                  1,743      54,796
      +   Arden Group Inc. "A"                             320      13,560
          Bridgeford Food Corp.                          1,119      13,987
      +   CEC Entertainment Inc.                         1,609      54,907
      +   Champps Entertainment Inc.                     1,419       9,756
      +   Chart House Enterprises Inc.                     526       2,137
      +   Cheesecake Factory (The)                       2,383      91,448
      +   Consolidated Products Inc.                     2,389      16,424
          Corn Products International Inc.               2,303      66,931
          Dean Foods Co.                                 2,260      69,354
      +   Del Monte Foods Co.                            3,796      27,521
          Delhaize America Inc. "A"                      9,767     172,754
          Dole Food Co.                                  2,850      46,669
          Dreyer's Grand Ice Cream Inc.                  2,121      68,402
          Earthgrains Company (The)                      2,723      50,375
          Fleming Companies Inc.                         2,411      28,480
          Flowers Industries Inc.                        5,766      90,814
      +   Fresh Del Monte Produce Inc.                   2,629      11,666
      +   Gardenburger Inc.                              3,019       1,509
      +   Green Mountain Coffee Inc.                       500      25,000
      +   Hain Celestial Group Inc.                      1,889      61,392
          Hormel Foods Corp.                             8,986     167,364
          IBP Inc.                                       7,053     188,668
      +   ICH Corporation                                1,000       4,750
      +   IHOP Corp.                                     1,582      34,310
          Interstate Bakeries Corp.                      2,520      35,437
      +   Jack in the Box Inc.                           2,251      66,264
          Keebler Foods Co.                              5,461     226,290
          Lance Inc.                                     2,741      34,691
      +   M&F Worldwide Corp.                            1,561       6,049
          McCormick & Co. Inc.                           4,552     164,156
          Michael Foods Inc.                             1,348      40,608
          Morrison Management Specialist Inc.              929      32,431
          Northland Cranberries "A"                      2,127       1,462
      +   O'Charleys Inc.                                1,668      29,711
      +*  P.F. Chang's China Bistro Inc.                 1,253      39,391
      +*  Papa John's International Inc.                 1,821      40,517
      +   Performance Food Group Co.                       862      44,191
      +   Ralcorp Holdings Inc.                          2,028      33,209


  The accompanying notes are an integral part of these financial statements.



23    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                          Shares      Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
+   Rare Hospitality International Inc.    1,567 $   34,964
    Riviana Foods Inc.                       667     13,090
    Ruddick Corp.                          2,487     28,445
+   Schlotzsky's Inc.                        972      2,430
    Schultz Sav O Stores Inc.              1,642     17,652
    Seaboard Corp.                           166     25,896
    Sensient Technologies Corp.            2,590     58,922
+   Smithfield Foods Inc.                  3,479    105,762
+   Sonic Corp.                            1,826     42,569
+   Suiza Foods Corp.                      1,866     89,568
+   Tejon Ranch Co.                        1,368     26,320
+   Tejon Ranch Co.-Rts                    1,368         43
    Tootsie Roll Industries Inc.           1,746     80,425
    Tyson Foods Inc. "A"                  14,742    187,960
+   United Heritage Corp.                  6,360      7,552
+   United Natural Foods Inc.              1,913     33,717
    Weis Markets Inc.                      3,068    117,543
+*  Whole Foods Market Inc.                1,579     96,516
+   Wild Oats Markets Inc.                 1,876      7,973
+   WLR Foods Inc.                         1,405     19,758
                                                 ----------
                                                  3,223,067
                                                 ----------
Forest Products & Paper--0.27%
    Bowater Inc.                           3,015    169,971
+   Buckeye Technologies Inc.              1,702     23,934
    Caraustar Industries Inc.              3,220     30,188
    Chesapeake Corp.                         959     19,719
+   Fibermark Inc.                         1,686     13,172
    Georgia-Pacific (Timber Group)         5,707    170,853
    Glatfelter (P.H.) Co.                  3,481     43,338
    Pope & Talbot Inc.                     1,397     23,487
    Wausau-Mosinee Paper Corp.             3,433     34,759
                                                 ----------
                                                    529,421
                                                 ----------
Gas--0.19%
    AGL Resources Inc.                     2,957     65,239
    MCN Energy Group Inc.                  5,644    156,268
    Vectren Corporation                    3,387     86,792
    WGL Holdings Inc.                      2,044     62,214
                                                 ----------
                                                    370,513
                                                 ----------
Hand/Machine Tools--0.22%
+   Axsys Technologies Inc.                  679     18,503
    Baldor Electric Co.                    1,856     39,208
    Franklin Electric Co. Inc.               450     30,825
+   Jore Corporation                       1,000      4,625
    Kennametal Inc.                        2,336     68,036
+   Powell Industries Inc.                 2,091     26,660
    Regal-Beloit Corp.                     1,935     33,011
+   SPX Corp.                              2,068    223,732
                                                 ----------
                                                    444,600
                                                 ----------
Health Care--4.63%
+*  Abiomed Inc.                           1,772     42,971
+   Accredo Health Inc.                      750     37,641
+   Advanced Neuromodulation Systems Inc.  1,042     21,231
+*  Advanced Tissue Sciences Inc.          3,800     11,519
+   Albany Molecular Research Inc.         2,100    129,412
+   American Medical Systems
    Holdings Inc.                          1,600     25,400
+   AmeriPath Inc.                         1,673     41,825
+   Apria Healthcare Group Inc.            3,016     89,726

                                                    Shares      Value
          -----------------------------------------------------------
          +   Aradigm Corp.                          2,248 $   32,877
          +   Argonaut Technologies Inc.             1,570     13,345
              Arrow International Inc.               1,139     42,908
          +*  Arthocare Corp.                        1,260     24,570
          +   AVAX Technologies Inc.                 2,900     10,875
          +*  Avigen Inc.                            1,500     31,125
          +   Bacou USA Inc.                         1,487    `38,662
              Beckman Coulter Inc.                   4,358    182,764
          +   BioMarin Pharmaceutical Inc.           1,800     17,437
          +   Bio-Rad Laboratories Inc. "A"          1,458     46,364
          +   Bioreliance Corp.                      2,049     27,149
          +   Biosite Diagnostics Inc.                 977     39,507
          +   BioSource International Inc.           1,400     21,437
              Block Drug Co. "A"                     1,652     87,040
          +   BriteSmile Inc.                        6,500     18,281
          +   Bruker Daltonics Inc.                  3,335     78,581
          +   CardioDynamics International Corp.     2,800      9,625
          +   Cerner Corp.                           1,867     86,349
          +   Cerus Corp.                            1,547    116,412
          +   ChromaVision Medical Systems Inc.      2,036      5,344
          +   Closure Medical Corp.                  1,294     46,584
          +   Colorado Medtech Inc.                  1,974      6,292
          +   Community Health Systems Inc.          5,000    175,000
          +   Computer Motion Inc.                   1,959      9,060
          +   Conmed Corp.                           1,677     28,719
              Cooper Companies Inc.                  1,467     58,497
          +   Core Inc.                              2,850      9,975
          +   Covance Inc.                           3,305     35,529
          +   Coventry Health Care Inc.              4,832    128,954
          +   Curative Health Services Inc.            470      2,614
          +   Cyberonics Inc.                        1,143     26,575
          +*  Cygnus Inc.                            2,359     11,500
          +   Cytyc Corp.                            2,486    155,530
              Datascope Corp.                          978     33,496
          +   DaVita Inc.                            4,621     79,135
              Diagnostic Products Corp.              1,017     55,554
          +   Diametrics Medical Inc.                3,462     20,556
          +   Dynacq International Inc.              2,100     21,394
          +   Eclipse Surgical Technologies Inc.     2,404      2,028
          +   Edwards Lifesciences Corp.             3,700     65,675
          +   Enzo Biochem Inc.                      1,518     37,760
          +   Enzon Inc.                             2,684    166,576
          +*  Epimmune Inc.                          2,000      5,250
          +   Express Scripts Inc. "A"               2,504    256,034
          +   Haemonetics Corp.                      1,692     52,241
          +   Health Management Associates Inc. "A" 15,437    320,318
          +   Health Net Inc.                        7,267    190,305
          +   Healthcentral.com                      3,238        506
          +   Healthtronics Inc.                     1,400      9,406
              Hillenbrand Industries Inc.            3,895    200,592
          +   Hologic Inc.                           2,693     14,307
              Hooper Holmes Inc.                     3,918     43,333
          +*  Human Genome Sciences Inc.             7,612    527,607
          +   IDEXX Laboratories Inc.                2,329     51,238
          +*  IGEN International Inc.                1,785     21,978
          +   I-many Inc.                            1,903     23,669
          +   Impath Inc.                            1,324     88,046
          +   INAMED Corp.                           1,100     22,481
          +   InSight Health Services Corp.          1,500     12,375
          +   Integra Lifesciences Holding           3,300     44,962
          +   Interpore International                2,927     11,525
              Invacare Corp.                         2,037     69,767



  The accompanying notes are an integral part of these financial statements.



24    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


          Extended Index
          Master Portfolio                            Shares     Value
          ------------------------------------------------------------
          COMMON STOCKS--(Continued)
          ------------------------------------------------------------
          +   Inverness Medical Technology Inc.        2,500 $  97,344
          +   Invitrogen Corp.                         2,892   249,797
          +   Isolyser Co. Inc.                        2,500     2,500
          +   I-Stat Corp.                             1,362    36,008
          +   Kensey Nash Corp.                        1,733    17,547
          +   Keravision Inc.                          1,670       574
          +   Laboratory Corp. of America Holdings     2,040   359,040
          +   Lasersight Inc.                          1,588     1,985
          +   LifeCell Corp.                             600       956
          +   Lifemark Corp.                           2,000    23,000
          +   LifePoint Hospitals Inc.                 2,000   100,250
          +   Lincare Holdings Inc.                    2,804   160,003
          +*  Luminex Corp.                            2,140    55,774
          +   Matria Healthcare Inc.                     860     8,278
          +   Med-Design Corp. (The)                   1,400    22,225
          +   Medwave Inc.                             1,841    13,117
          *   Mentor Corp.                             1,484    28,938
          +   Merit Medical Systems Inc.               1,100     6,187
          +   Micro Therapeutics Inc.                  1,700     7,969
          +*  Microvision Inc.                           972    17,010
          +   Mid Atlantic Medical Services Inc.       3,220    63,796
          +   Minimed Inc.                             4,512   189,645
          +   Novamed Eyecare Inc.                     2,500     2,656
          +   Novametrix Medical Systems Inc.            400     1,675
          +   Novavax Inc.                             4,500    38,250
          +   Novoste Corp.                              894    24,585
          +   Oakley Inc.                              4,562    61,587
          +   Ocular Sciences Inc.                     2,303    26,772
          +   OraSure Technologies Inc.                2,701    22,283
          +   Ortec Inernational Inc.                  1,863    10,479
          +   OrthAlliance Inc. "A"                    1,581     4,249
          +   Orthodontic Centers of America           2,838    88,687
          +   Orthologic Corp.                         3,033     8,720
          +   Osteotech Inc.                           1,497     7,111
          +   Oxford Health Plans Inc.                 5,396   213,142
          +   PacifiCare Health Systems Inc. "A"       2,536    38,040
          +   Palatin Technologies Inc.                1,800     6,075
          +   Pediatrix Medical Group Inc.             1,483    35,685
          +   PharmaNetics Inc.                        1,300    15,275
          +   Polymedica Industries Corp.                800    26,700
          +   Possis Medical Inc.                      3,456    13,824
          +   Prime Medical Service Inc.               2,659    13,295
          +*  Province Healthcare Co.                  2,368    93,240
          +   PSS World Medical Inc.                   7,148    35,740
              Psychemedics Corp.                       2,416    12,442
          +   Quest Diagnostics Inc.                   3,036   431,112
          +   Quorum Health Group Inc.                 3,329    52,432
          +   Rehabcare Group Inc.                     1,478    75,932
          +   Renal Care Group Inc.                    3,513    96,333
          +   Res-Care Inc.                            2,444    10,998
          +*  Resmed Inc.                              1,712    68,266
          +   Respironics Inc.                         3,513   100,120
          +   Ribozyme Pharmaceuticals Inc.            1,900    27,194
          +   SciQuest.com Inc.                        3,205     4,207
          +   Sola International Inc.                  6,513    26,866
          +*  Sonosite Inc.                              920    11,730
          +   Spectranetics Corp.                      3,055     4,010
          +   SPECTRASCIENCE Inc.                      2,000    10,750
          +   Staar Surgical Co.                       1,696    21,306
          +   Steris Corp.                             4,554    73,433
          +*  Sunrise Assisted Living Inc.             2,350    58,750
          +*  Sunrise Technologies International Inc.  4,043     7,202

                                                    Shares      Value
           ----------------------------------------------------------
           +   Syncor International Corp.            2,382 $   86,645
           +   Techne Corp.                          2,792    100,687
           +   Theragenics Corp.                     2,984     14,920
           +   Thermo Cardiosystems Inc.             4,222     36,942
           +*  Thoratec Labs Corp.                   1,851     20,361
           +*  Triad Hospitals Inc.                  2,200     71,637
           +   Trigon Healthcare Inc.                2,192    170,565
           +   TriPath Imaging Inc.                  3,479     30,442
           +   U.S. Physical Therapy Inc.            1,500     35,625
           +   Universal Health Services Inc. "B"    1,865    208,414
           +   Urologix Inc.                         3,600     49,050
           +   US Oncology Inc.                      4,023     25,395
           +   Valentis Inc.                         3,876     27,616
           +   Varian Medical Systems Inc.           2,230    151,501
           +*  Ventana Medical Systems Inc.          1,393     25,770
           +   VISX Inc.                             4,020     41,959
               Vital Sign Inc.                       1,469     47,192
           +   WebMD Corp.                          23,096    183,325
               West Pharmaceutical Services Inc.     1,471     36,131
           +   Young Innovations Inc.                  903     17,383
           +   ZEVEX International Inc.              1,200      4,950
           +                                                   23,737
               Zoll Medical Corp.                      677 ----------
                                                            9,226,663
                                                           ----------
           Heavy Construction--0.01%
           +                                                   16,150
               UNIFAB International Inc.             1,700 ----------
           Holding Companies-Diversified--3.42%
           +   Berkshire Hathaway Inc. "A"              95  6,745,000
           +   Craig Corp.                           1,000      2,875
           +   Triarc Companies Inc.                 1,308     31,719
                                                               25,709
               Walter Industries Inc.                3,486 ----------
                                                            6,805,303
                                                           ----------
           Home Builders--0.50%
           +   AMREP Corporation                       500      2,031
           +   Beazer Homes USA Inc.                 1,431     57,240
           +   Champion Enterprises Inc.             5,252     14,443
               Clayton Homes Inc.                    8,105     93,207
               D.R. Horton Inc.                      4,455    108,869
           +   Del Webb Corp.                        1,508     44,109
           +   Dominion Homes Inc.                   1,300     10,969
               Fleetwood Enterprises Inc.            3,500     36,750
               Lennar Corp.                          3,750    135,938
               M.D.C. Holdings Inc.                  1,120     36,904
           +   Monaco Coach Corp.                    1,835     32,457
           +   Newmark Homes Corp.                   1,914     19,618
           +   NVR Inc.                                481     59,452
           +   Palm Harbor Homes Inc.                2,363     37,217
               Ryland Group Inc.                     1,057     43,073
               Skyline Corp.                         1,441     27,289
               Standard-Pacific Corp.                3,026     70,733
               Thor Industries Inc.                  1,446     28,558
           +   Toll Brothers Inc.                    2,254     92,132
                                                               37,233
               Winnebago Industries Inc.             2,120 ----------
                                                              988,222
                                                           ----------
           Home Furnishings--0.38%
           +   Applica Inc.                          4,014     19,568
               Bassett Furniture Industries Inc.     2,279     25,639
               Ethan Allen Interiors Inc.            3,049    102,141
               Fedders Corp.                         3,324     15,374
           +   Furniture Brands International Inc.   4,120     86,778
               Harman International Industries Inc.  1,782     65,043
               Kimball International Inc. "B"        1,920     27,840



  The accompanying notes are an integral part of these financial statements.



25    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                          Shares    Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
           +   Lazare Kaplan International Inc.       2,279 $ 11,537
               La-Z-Boy Inc.                          3,606   56,794
               Libbey Inc.                            1,773   53,855
               Movado Group Inc.                      1,678   25,589
               Oneida Ltd.                            1,947   36,141
           +*  Parkervision Inc.                      1,320   48,345
           +   Polycom Inc.                           4,448  143,170
               Rowe Furniture Corp.                     499    1,310
           +   Royal Appliance Manufacturing Co.        894    3,576
           +*  Salton Inc.                            1,283   26,542
                                                            --------
                                                             749,242
                                                            --------
           Hospital & Medical Supplies--0.07%
           +   Apogent Technologies Inc.              6,918  141,819
                                                            --------
           Household Products/Wares--0.39%
               Blyth Inc.                             2,800   67,550
               Church & Dwight Co. Inc.               2,224   49,484
               Dial Corp.                             8,017   88,187
               Enesco Group Inc.                      7,002   32,822
           +   Fossil Inc.                            3,304   47,856
               Harland (John H.) Co.                  1,887   26,654
           +   Helen of Troy Ltd.                     2,599   12,670
               Nashua Corp.                           3,083   13,689
               National Presto Industries Inc.        1,071   32,866
               Pennzoil-Quaker State Co.              5,777   74,379
           +   Playtex Products Inc.                  4,899   47,153
               Russ Berrie & Co. Inc.                 1,994   42,123
           +   Scotts Co. (The) "A"                   1,835   67,780
               Standard Register Co.                  2,728   38,874
               Toro Co.                               1,375   50,445
               Wallace Computer Services Inc.         2,335   39,695
           +*  Yankee Candle Co. Inc. (The)           3,500   38,719
                                                            --------
                                                             770,946
                                                            --------
           Industrial--Diversified--0.00%
               York Group Inc.                        1,499    4,591
                                                            --------
           Insurance--3.13%
           +   Acceptance Insurance Companies Inc.    3,741   19,640
               Alfa Corp.                             1,928   35,427
               Allmerica Financial Corp.              3,500  253,750
               American Financial Group Inc.          3,332   88,506
               American National Insurance Co.        1,184   86,432
               AmerUs Group Co.                       1,749   56,624
               Argonaut Group Inc.                    2,775   58,275
           +   Arm Financial Group Inc. "A"           1,057        2
               Baldwin & Lyons Inc. "B"               1,513   35,177
           +   Bancinsurance Corp.                    1,050    4,594
               Berkley (W.R.) Corp.                   1,985   93,667
               Brown & Brown Inc.                     2,008   70,280
               Capitol Transamerica Corp.             1,713   21,305
           +   CNA Financial Corp.                    9,227  357,546
               CNA Surety Corp.                       2,972   42,351
               Commerce Group Inc.                    2,012   54,686
               Crawford & Co. "B"                     3,782   43,966
           +   Danielson Holding Corp.                  700    3,194
           +   Delphi Financial Group Inc. "A"          948   36,498
               Donegal Group Inc.                     2,565   24,367
               E.W. Blanch Holdings Inc.                874   15,240
               Enhance Financial Services Group Inc.  3,572   55,143

                                                     Shares      Value
         -------------------------------------------------------------
             Erie Indemnity Co. "A"                   4,799 $  143,070
         +   Farm Family Holdings Inc.                  908     38,817
             FBL Financial Group Inc. "A"             2,105     36,706
             Fidelity National Financial Inc.         4,304    158,979
             First American Corp.                     4,208    138,338
         +*  FPIC Insurance Group Inc.                1,221     11,218
             Fremont General Corp.                    3,527      9,920
             Gainsco Inc.                               770      2,021
             Gallagher (Arthur J.) & Co.              2,346    149,264
             Great American Financial Resources Inc.  2,609     49,897
             Hancock (John) Financial Services Inc.  18,603    699,938
             Harleysville Group Inc.                  2,703     79,063
             HCC Insurance Holdings Inc.              3,153     84,934
         +   HealthExtras Inc.                        3,729     13,051
             Hilb Rogal & Hamilton Co.                  847     33,774
             Horace Mann Educators Corp.              2,702     57,755
             Independence Holding Co.                 1,069     14,431
         +   Intercontinental Life Corp.              1,200     11,400
             Kansas City Life Insurance Co.           1,354     47,898
             Kaye Group Inc.                          1,300     10,075
             LandAmerica Financial Group Inc.         1,290     52,164
             Leucadia National Corp.                  4,082    144,656
             Liberty Financial Companies Inc.         2,664    118,714
         +   Markel Corp.                               346     62,626
         +   Medical Assurance Inc.                   2,298     38,348
             Mercury General Corp.                    2,849    125,000
             Meridian Insurance Group Inc.            1,021     29,545
             MONY Group Inc.                          2,613    129,180
             Nationwide Financial Services Inc.       1,464     69,540
         +   Navigators Group Inc.                    1,877     24,988
             Ohio Casualty Corp.                      5,178     51,780
             Old Republic International Corp.         8,000    256,000
         +*  Philadelphia Consolidated Holding Co.    1,445     44,614
         +   PICO Holdings Inc.                       2,300     28,606
             PMA Capital Corp. "A"                    2,309     39,830
             PMI Group Inc. (The)                     2,935    198,663
             Presidential Life Corp.                  2,120     31,668
         +   Professionals Group Inc.                 1,112     26,758
             Protective Life Corp.                    3,582    115,520
             Radian Group Inc.                        2,506    188,107
             Reinsurance Group of America Inc.        2,557     90,774
             RLI Corp.                                  964     43,079
             Selective Insurance Group Inc.           1,963     47,603
             StanCorp Financial Group Inc.            2,000     95,500
             State Auto Financial Corp.               3,976     71,071
         +   Stewart Information Services Corp.       2,478     54,981
             Transatlantic Holdings Inc.              1,950    206,456
         +   Triad Guaranty Inc.                      1,498     49,621
             21st Century Insurance Group             4,619     65,821
         +   UICI                                     4,968     29,498
             United Fire & Casualty Co.               1,251     24,707
             Unitrin Inc.                             4,544    184,600
             Wesco Financial Corp.                      418    117,772
             White Mountains Insurance Group Inc.       256     81,664
             Zenith National Insurance Corp.          1,762     51,759
                                                            ----------
                                                             6,238,432
                                                            ----------
         Iron/Steel--0.16%
             AK Steel Holding Corp.                   8,844     77,385
             Carpenter Technology Corp.               1,780     62,300
             Cleveland-Cliffs Inc.                      641     13,822



  The accompanying notes are an integral part of these financial statements.



26    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares      Value
----------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------
    Gibraltar Steel Corp.                 1,160 $   20,373
    National Steel Corp. "B"              4,836      5,743
    Reliance Steel & Aluminum Co.         1,537     38,041
    Ryerson Tull Inc.                     3,442     28,397
+   Shiloh Industries Inc.                2,882      9,547
+   Steel Dynamics Inc.                   4,841     53,251
    Steel Technologies Inc.                 438      2,409
+   Weirton Steel Corp.                   2,700      3,213
+                                                    1,317
    WHX Corp.                             1,756 ----------
                                                   315,798
                                                ----------
Leisure Time--0.42%
+   Ambassadors International Inc.          965     18,335
+*  American Classic Voyages Co.          2,034     28,476
+   Bally Total Fitness Holding Corp.     1,835     62,161
    Callaway Golf Co.                     4,560     84,930
+   Cannondale Corp.                      3,074     11,335
+*  Direct Focus Inc.                     1,200     40,275
    Galileo International Inc.            5,294    105,880
+   K2 Inc.                               2,311     18,488
    Polaris Industries Partners LP "A"    1,847     73,418
+   Rawlings Sporting Goods Co.           3,087     15,724
+   Resortquest International Inc.        3,354     20,543
    Royal Caribbean Cruises Ltd.         11,518    304,651
+*                                                  62,428
    WMS Industries Inc.                   3,102 ----------
                                                   846,644
                                                ----------
Lodging--0.60%
+   Ameristar Casinos Inc.                7,800     39,975
+   Aztar Corp.                           2,668     34,517
+   Boca Resorts Inc. "A"                 2,661     38,252
+   Boyd Gaming Corp.                     6,380     21,931
+   Choice Hotels International Inc.      4,489     61,443
+   Crestline Capital Corp.               1,655     42,616
+   Extended Stay America Inc.            5,792     74,427
+   Hollywood Casino Corp. "A"            4,100     37,925
+   John Q Hammons Hotels Inc.            2,600     15,763
+   Mandalay Resort Group Inc.            4,756    104,335
    Marcus Corp.                          2,495     34,618
*   MGM Grand Inc.                       10,182    287,005
+   Park Place Entertainment Corp.       19,847    236,924
+   Prime Hospitality Corp.               3,038     35,317
+   ShoLodge Inc.                         1,700      7,863
    Sonesta International Hotels Corp.      800      6,650
+   Station Casinos Inc.                  4,168     62,260
+   Suburban Lodges of America Inc.       3,969     22,574
+   Sunburst Hospitality Corp.            4,093     29,674
+                                                    2,901
    Westcoast Hospitality Corp.             566 ----------
                                                 1,196,970
                                                ----------
Machinery--0.95%
    AGCO Corp.                            3,663     44,414
+   Albany International Corp. "A"        2,107     28,313
    Applied Industrial Technologies Inc.  1,369     28,150
+   Applied Science & Technology Inc.     1,416     16,992
+   Astec Industries Inc.                 1,643     21,667
+   Asyst Technologies Inc.               2,036     27,359
+   Brooks Automation Inc.                1,205     33,815
+   Cognex Corp.                          3,191     70,601
    Columbus McKinnon Corp.               1,316     11,680
    Donaldson Co. Inc.                    3,964    110,249
+   DT Industries Inc.                    2,068      7,367
+   Dycom Industries Inc.                 2,491     89,520
+   Electroglas Inc.                      1,827     27,976

                                                  Shares      Value
            -------------------------------------------------------
            +   Esterline Technologies Corp.       1,575 $   41,344
            +   Flowserve Corp.                    3,718     79,472
            +   Gardner Denver Inc.                2,593     55,231
            +   Gasonics International Corp.       1,322     24,292
                Gerber Scientific Inc.             3,216     27,537
            +   Global Payment Tech Inc.           2,540      9,049
                Graco Inc.                         1,398     57,842
            +   Hurco Companies Inc.                 600      2,100
                Idex Corp.                         1,912     63,335
            +   Imation Corp.                      1,818     28,179
            +   Insituform Technologies Inc. A     1,180     47,053
                JLG Industries Inc.                2,372     25,203
            +   Kulicke & Soffa Industries Inc.    2,884     32,445
                Lincoln Electric Holding Inc.      3,754     73,672
            +   Magnetek Inc.                      2,812     36,556
                Manitowoc Co. Inc.                 1,359     39,411
            +   McClain Industries Inc.            1,400      4,113
                Nordson Corp.                      2,262     57,681
            +   Paragon Technologies Inc.          3,600     28,800
            +   Paxar Corp.                        4,543     46,282
                PLM International Inc.             1,800      6,075
            +   PPT Vision Inc.                    1,600      4,900
            +   Presstek Inc.                      1,890     19,845
            +   Research Inc.                      3,200     11,200
                Robbins & Myers Inc.               1,306     31,507
            +   Satcon Technology Corp.            1,203     11,880
            +   Semitool Inc.                      1,816     17,593
            +   SpeedFam-IPEC Inc.                 1,788     10,840
                Stewart & Stevenson Services Inc.  3,132     71,106
                Tecumseh Products Co. "A"          1,039     43,573
            +   Tegal Corp.                        4,300      6,988
                Tennant Co.                        1,215     58,320
            +   Terex Corp.                        1,930     31,242
            +   Thermo Fibertek Inc.               4,150     14,266
                Thomas Industries Inc.             1,910     44,408
            +   Ultratech Stepper Inc.             2,243     58,038
                United Dominion Industries Ltd.    3,012     36,709
            +   Unova Inc.                         4,748     17,212
                Woodward Governor Co.                816     36,516
            +                                                69,273
                Zebra Technologies Corp. "A"       1,698 ----------
                                                          1,899,191
                                                         ----------
             Manufacturers--0.47%
                Actuant Corp. "A"                  1,928      5,784
                AZZ Incorporated                     700     12,338
                Carlisle Companies Inc.            1,750     75,141
            +   Cuno Inc.                          1,796     48,155
                Federal Signal Corp.               3,227     63,330
                Harsco Corp.                       2,388     58,954
                Lancaster Colony Corp.             3,093     86,797
                Newport News Shipbuilding Inc.     1,678     87,256
                Pentair Inc.                       3,018     72,998
                Pittston Brink's Group             3,275     65,091
                Polymer Group Inc.                 3,131     16,829
            +   Samsonite Corp.                    2,267      3,117
            +   Scott Technologies Inc.            2,099     46,965
                Sturm Ruger & Co. Inc.             2,392     22,575
                Synalloy Corp.                       300      1,425
                Teleflex Inc.                      2,073     91,601
                Tredegar Corporation               2,217     38,659
                Trinity Industries Inc.            2,237     55,925
                U.S. Industries Inc.               5,310     42,480
                                                             40,009
                Wabtec Corporation                 3,405 ----------
                                                            935,429
                                                         ----------



  The accompanying notes are an integral part of these financial statements.



27    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                              Shares       Value
----------------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------------
Media--4.00%
+   Acme Communications Inc.                   2,400 $    21,900
+   Adelphia Communications Corp. "A"          7,597     392,195
    Banta Corp.                                1,294      32,893
+   Beasley Broadcast Group Inc. "A"           1,700      14,131
    Belo (A.H.) Corp.                          7,894     126,304
    BHC Communications Inc. "A"                1,607     207,705
+   Big City Radio Inc.                        2,600       5,688
+   Cablevision Systems Corp.                  8,309     705,746
+*  Charter Communications Inc.               11,800     267,713
+   Chris-Craft Industries Inc.                2,263     150,490
+   Citadel Communications Corp.               3,050      36,600
+   Classic Communications Inc. "A"            1,770       3,872
+   Cox Radio Inc. "A"                         2,765      62,385
+   Crown Media Holdings Inc.                  1,898      38,553
+   CTN Media Group Inc.                       1,438       7,550
+   Cumulus Media Inc. "A"                     2,227       8,073
+   Emmis Communications Corp.                 2,574      73,842
+   Entercom Communications Corp.              1,800      61,988
+   Fox Entertainment Group Inc. "A"          11,203     200,254
+   Gemstar-TV Guide International Inc.       25,900   1,201,113
+   Granite Broadcasting Corp.                 1,368       1,368
    Gray Communications Systems Inc. "B"       2,271      33,355
+   Hearst-Argyle Television Inc.              2,673      54,629
+   Hispanic Broadcasting Corp.                6,746     172,023
    Hollinger International Inc.               5,722      90,837
+   Hollywood Media Corp.                      2,989      11,582
    Houghton Mifflin Co.                       1,647      76,380
+   HyperFeed Technologies Inc.                  997       1,558
+   Infinity Broadcasting Corp.               23,473     655,777
+   Information Holdings Inc.                  1,958      45,891
+   Insight Communications Co. Inc.            2,900      68,150
+   Journal Register Co.                       2,867      46,051
    Lee Enterprises Inc.                       2,693      80,285
    Liberty Corp.                              1,034      42,071
+   Liberty Digital Inc. "A"                   1,700       8,606
+   LodgeNet Entertainment Corp.                 900      15,863
+   Lynch Interactive Corp.                      304      13,224
    McClatchy Co. (The) "A"                    2,899     123,389
    Media General Inc. "A"                     1,397      50,851
+   Mediacom Communications Corp.              4,250      73,047
+   Metromedia International Group Inc.        4,997      12,992
+   New Frontier Media Inc.                    1,500       2,297
+   On Command Corp.                           1,949      17,054
+   Paxson Communications Corp.                4,748      56,679
+   Pegasus Communications Corp.               3,312      85,284
+   Playboy Enterprises Inc. "B"               2,398      23,830
+*  Primedia Inc.                             11,571     138,129
    Pulitzer Inc.                                406      19,021
+   Radio Unica Communications Corp.           3,800      14,250
+   Rare Medium Group Inc.                     5,115       9,750
    Readers Digest Association Inc. (The) "A"  6,294     246,253
+   Regent Communications Inc.                 3,200      19,000
+   Scholastic Corp.                             930      82,421
    Scripps (E.W.) Company                     4,911     308,779
+   Sinclair Broadcast Group "A"               4,099      41,118
+   Spanish Broadcasting System Inc. "A"       2,600      13,000

                                                    Shares       Value
         -------------------------------------------------------------
         +*  TiVo Inc.                               2,700 $    14,513
             United Television Inc.                    620      71,920
         +   UnitedGlobalCom Inc. "A"                5,046      68,752
         +*  Univision Communications Inc.          13,714     561,417
         +   USA Networks Inc.                      20,163     391,918
             Value Line Inc.                         1,146      39,609
             Washington Post Company (The) "B"         550     339,281
             Wiley (John) & Sons Inc. "A"            3,234      69,531
         +   Wink Communications Inc.                2,600      15,600
         +   XM Satellite Radio Holdings Inc. "A"    2,000      32,125
         +   Youthstream Media Networks Inc.         2,318       1,739
                                                           -----------
                                                             7,980,194
                                                           -----------
         Metal Fabricate/Hardware--0.12%
             Amcast Industrial Corp.                 1,839      18,275
             Circor International Inc.                   1           5
             Kaydon Corp.                            1,638      40,745
             Penn Engineering & Manufacturing Corp.    917      32,324
             Precision Castparts Corp.               2,578     108,437
             TransTechnology Corp.                   1,732       5,521
             Valmont Industries Inc.                 2,324      42,704
                                                           -----------
                                                               248,011
                                                           -----------
         Metals-Diversified--0.18%
             AptarGroup Inc.                         1,812      53,228
         +   Atchison Casting Corp.                    457       1,285
             Commercial Metals Co.                   1,070      23,808
             Matthews International Corp. "A"          987      31,152
         +   Maverick Tube Corp.                     1,669      37,761
         +   Mueller Industries Inc.                 2,001      53,652
         +   Niagara Corp.                             600         975
         +   NS Group Inc.                           1,534      14,496
         +   Shaw Group Inc.                         2,670     133,500
             TransPro Inc.                           1,600       4,100
                                                           -----------
                                                               353,957
                                                           -----------
         Mining--0.16%
             Arch Coal Inc.                          5,065      71,543
             Brush Engineered Materials              1,404      28,343
             Century Aluminum Co.                    1,637      18,621
         +   Charles & Colvard Ltd.                  2,811       3,953
         +   Kaiser Aluminum Corp.                   3,541      13,057
         +   MAXXAM Inc.                             1,713      26,016
         +   Meridian Gold Inc.                      4,594      31,584
         +   Stillwater Mining Co.                   2,620     103,097
             United States Lime & Minerals Inc.        600       3,000
             USEC Inc.                               5,274      22,744
                                                           -----------
                                                               321,958
                                                           -----------
         Office/Business Equipment--0.19%
         +   General Binding Corp.                   3,195      21,566
             Herman Miller Inc.                      5,446     156,573
             HON Industries Inc.                     4,562     116,331
         +   Insight Enterprises Inc.                2,872      51,517
             Steelcase Inc.                          1,929      26,765
             Virco Manufacturing Corp.               1,321      12,880
                                                           -----------
                                                               385,632
                                                           -----------
         Oil & Gas Producers--3.62%
             Adams Resources & Energy Inc.           1,600      22,800
             Apco Argentina Inc.                       771      21,203



  The accompanying notes are an integral part of these financial statements.



28    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


 Extended Index
 Master Portfolio                           Shares    Value
-----------------------------------------------------------
 COMMON STOCKS--(Continued)
-----------------------------------------------------------
    Atmos Energy Corp.                       1,953 $ 47,604
+   Atwood Oceanics Inc.                       702   30,755
+   Barrett Resources Corp.                  1,827  103,796
+   Basin Exploration Inc.                   1,613   41,132
+   Belco Oil & Gas Corp.                    4,065   50,558
+   Bellwether Exploration Co.               1,833   15,581
    Berry Petroleum Co. "A"                  2,178   29,131
+   Blue Dolphin Energy Co.                  7,300   21,900
    BP Prudhoe Bay Royalty Trust             1,489   18,426
    Cabot Oil & Gas Corp. "A"                2,315   72,199
+   Cal Dive International Inc.              2,072   55,167
+   Callon Petroleum Corp.                   1,559   26,016
    Cascade Natural Gas Corp.                1,007   18,944
+   Chesapeake Energy Corp.                  9,200   93,150
+   Chiles Offshore Inc.                     2,500   62,500
+   Clayton Williams Energy Inc.             1,100   29,700
    Cross Timbers Oil Co.                    4,627  128,399
+   Crown Central Petroleum Corp. "B"        2,950   28,947
+   Dawson Geophysical Co.                   1,900   17,575
+   Denbury Resources Inc.                   4,397   48,367
    Diamond Offshore Drilling Inc.           8,576  343,040
    Energen Corp.                            1,408   45,320
    ENSCO International Inc.                 9,456  322,095
    Equitable Resources Inc.                 1,961  130,897
+   Evergreen Resources Inc.                 1,493   57,667
+   Forest Oil Corp.                         1,623   59,848
+   FX Energy Inc.                             583    2,077
+   Giant Industries Inc.                    2,584   18,896
+   Global Marine Inc.                      11,856  336,414
+   Grey Wolf Inc.                           9,565   56,194
+   Hallwood Energy Corp.                        1        7
+   Hanover Compressor Co.                   3,852  171,655
    Helmerich & Payne Inc.                   2,700  118,463
+   Houston Exploration Co.                  1,769   67,443
*   Howell Corp.                             1,500   18,469
+   HS Resources Inc.                        1,185   50,214
+   Key Energy Services Inc.                 5,818   60,725
+   Louis Dreyfus Natural Gas Corp.          2,594  118,838
+   Magnum Hunter Resources Inc.             4,600   49,738
+   Mallon Resources Corp.                   3,500   25,375
+   Marine Drilling Co. Inc.                 4,041  108,097
+   MarkWest Hydrocarbon Inc.                1,779   20,014
+   McMoRan Exploration Co.                  2,119   28,077
+   Meridian Resource Corp. (The)            2,800   24,150
    Midcoast Energy Resources Inc.           1,562   34,071
    Mitchell Energy & Development Corp. "A"  2,797  171,316
    Murphy Oil Corp.                         2,711  163,846
+   National-Oilwell Inc.                    5,282  204,347
    New Jersey Resources Corp.                 696   30,102
+   Newfield Exploration Co.                 2,402  113,945
    Noble Affiliates Inc.                    3,249  149,454
+   Noble Drilling Corp.                     8,264  358,968
    Northwest Natural Gas Co.                1,209   32,039
+   Nuevo Energy Co.                         1,327   22,974
    NUI Corp.                                1,366   43,968
+   Ocean Energy Inc.                       11,362  197,415
+   Oceaneering International Inc.           2,232   43,385
+   Parker Drilling Co.                      6,495   32,881
    Patina Oil & Gas Corp.                   1,200   28,800
+   Patterson Energy Inc.                    2,100   78,225
+   Pennaco Energy Inc.                      2,300   45,138

                                                  Shares      Value
            -------------------------------------------------------
            +   Petroleum Development Corp.        2,500 $   16,406
                Piedmont Natural Gas Co.           1,471     56,174
            +   Pioneer Natural Resources Co.      6,483    127,634
                Pogo Producing Co.                 2,195     68,319
            +   Pride International Inc.           4,254    104,755
            +   Prima Energy Corp.                 1,030     36,050
            +   R&B Falcon Corporation            12,810    293,829
            +   Remington Oil & Gas Corp.          2,200     28,600
            +   Seacor Smit Inc.                   1,050     55,256
            +   Seitel Inc.                        1,764     32,524
            *   Semco Energy Inc.                  1,700     26,456
            +   Southern Union Co.                 3,107     82,336
                Southwest Gas Corp.                1,656     36,225
            +   Spinnaker Exploration Co.          2,000     85,000
                St. Mary Land & Exploration Co.    1,598     53,233
            +*  Stone Energy Corp.                 1,374     88,692
            +   Superior Energy Services Inc.      5,800     66,700
            +   Swift Energy Co.                   1,629     61,291
            +   Tesoro Petroleum Corp.             3,192     37,107
            +   Tom Brown Inc.                     1,879     61,772
                UGI Corp.                          1,570     39,741
                Ultramar Diamond Shamrock Corp.    6,219    192,012
            +   Unit Corp.                         2,349     44,484
            +   UTI Energy Corp.                   2,832     93,102
                Valero Energy Corp.                4,998    185,863
                Vintage Petroleum Inc.             3,458     74,347
                WD-40 Company                      1,899     36,912
                Western Gas Resources Inc.         2,585     87,082
            +   WestPort Resources Corp.           2,900     63,619
                                                         ----------
                                                          7,203,958
                                                         ----------
            Oil & Gas Services--1.06%
            +   BJ Services Co.                    5,036    346,855
                CARBO Ceramics Inc.                1,338     50,091
            +   Cooper Cameron Corp.               3,281    216,751
            +   Dril-Quip Inc.                     1,536     52,512
            +   Friede Goldman Halter Inc.         3,924     13,979
            +   Global Industries Ltd.             5,078     69,505
            +   Grant Prideco Inc.                 8,460    185,591
            +   Hydril Co.                         3,500     61,469
            +   Input/Output Inc.                  5,654     57,600
            +   Lone Star Technologies Inc.        1,606     61,831
            +   Mitcham Industries Inc.            2,200      7,838
            +   Newpark Resources Inc.             6,968     66,632
            +   Smith International Inc.           3,053    227,639
                Tidewater Inc.                     3,738    165,874
            +   Varco International Inc.           6,749    146,791
            +   Veritas DGC Inc.                   1,922     62,081
            +   Weatherford International Inc.     6,860    324,135
                                                         ----------
                                                          2,117,174
                                                         ----------
            Packaging & Containers--0.35%
            +*  AEP Industries Inc.                  745     33,292
            +   BWAY Corporation                   1,143      4,501
            +   Gaylord Container Corporation "A"  5,383      5,383
                Greif Brothers Corp. "A"           1,625     46,313
            +   Ivex Packaging Corp.               3,836     41,956
                Longview Fibre Co.                 3,612     48,762
            +   Packaging Corporation of America   6,850    110,456
            +   Silgan Holdings Inc.               2,054     18,486
            +   Smurfit-Stone Container Corp.     15,716    234,758
                Sonoco Products Co.                7,046    152,370
                                                         ----------
                                                            696,277
                                                         ----------



  The accompanying notes are an integral part of these financial statements.



29    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


Extended Index
Master Portfolio                        Shares     Value
--------------------------------------------------------
COMMON STOCKS--(Continued)
--------------------------------------------------------
Pharmaceuticals--3.68%
+   aaiPharma Inc.                       1,732 $  17,645
+   Abgenix Inc.                         5,332   314,921
+   Akorn Inc.                           2,709    17,778
+   Alexion Pharmaceuticals Inc.         1,216    78,964
+*  Alkermes Inc.                        3,692   115,837
+   Alliance Pharmaceutical Corp.        3,200    27,600
+   Allou Health & Beauty Care Inc. "A"  2,961     9,623
*   Alpharma Inc. "A"                    2,695   118,243
+   Amerisource Health Corp. "A"         3,092   156,146
+   Amylin Pharmaceuticals Inc.          4,300    33,863
+   Andrx Group                          4,400   254,650
+*  Antigenics Inc.                      2,200    24,338
+   Aphton Corp.                         2,832    50,976
+   Arqule Inc.                          2,044    65,408
+   AVI BioPharma Inc.                   4,800    22,800
+   Aviron                               1,303    87,057
+   Axys Pharmaceuticals Inc.            3,011    16,937
+   Barr Laboratories Inc.               2,151   156,889
    Bergen Brunswig Corp. "A"            8,321   131,721
    Bindley Western Industries Inc.      2,417   100,457
+   Biocryst Pharmaceuticals Inc.        1,965    13,018
+*  Biopure Corp.                        2,300    46,000
+   Bone Care International Inc.         2,573    44,545
+   Boston Life Sciences Inc.            3,693    11,310
+   Cell Genesys Inc.                    2,359    53,815
+   Cell Therapeutics Inc.               1,890    85,168
+   Cellegy Pharmaceuticals Inc.         3,100    18,213
+   CIMA Labs Inc.                       1,000    65,063
+   Ciphergen Biosystems Inc.            1,700    22,525
+   CollaGenex Pharmaceuticals Inc.      3,116    11,490
+   Columbia Laboratories Inc.           1,757     7,577
+   Connetics Corp.                      1,637     7,469
+*  Corixa Corp.                         2,213    61,682
+   Corvas International Inc.            2,500    35,938
+*  Cytoclonal Pharmaceuticals Inc.      4,756    35,076
+   D&K Healthcare Resources Inc.        1,638    22,215
    Dentsply International Inc.          2,948   115,341
+   Digene Corp.                         1,028    45,939
+   Duramed Pharmaceuticals Inc.         2,262     7,564
+   Durect Corp.                         3,800    45,600
+   Epix Medical Inc.                    1,921    16,088
+*  Genta Inc.                           4,000    32,000
+   Genzyme Transgenics Corp.            1,776    25,419
+*  Geron Corp.                          2,194    33,870
+   Gilead Sciences Inc.                 2,949   244,583
+   Guilford Pharmaceuticals Inc.        1,220    21,960
+*  Hemispherx Biopharma Inc.            3,710    17,623
+   Henry Schein Inc.                    2,680    92,795
*   Herbalife International Inc. "A"     1,768    13,481
+   Hi-Tech Pharmacal Co.                2,400     9,000
+   Hyseq Inc.                           1,078    15,496
    ICN Pharmaceuticals Inc.             5,623   172,556
+   Ilex Oncology Inc.                   1,266    33,312
+*  Imclone Systems Inc.                 4,302   189,288
+   Immune Response Corp.                3,465     9,096
+   Immunogen Inc.                       2,500    53,594
+*  Inhale Therapeutic Systems Inc.      3,004   151,702
+   Inkine Pharmaceutical Co.            3,300    24,338

                                                  Shares       Value
           ---------------------------------------------------------
           +   Intuitive Surgical Inc.             2,200 $    18,700
           +   IVAX Corporation                   11,104     425,283
           +   Kos Pharmaceuticals Inc.            1,853      32,659
           +   KV Pharmaceuticals Co.              2,242      56,050
           +   Ligand Pharmaceuticals Inc. "B"     2,582      36,148
           +   Magainin Pharmaceuticals Inc.       1,822       4,100
           +   Martek Biosciences Corp.            1,748      21,413
           +   Medarex Inc.                        4,728     192,666
           +   MediChem Life Sciences Inc.         1,600       7,400
           +   Medicis Pharmaceutical Corp. "A"    2,143     126,705
               Meridian Diagnostics Inc.           4,830      23,848
           +   MGI Pharma Inc.                     1,333      21,995
           +   Microcide Pharmaceuticals Inc.      2,892      11,930
           +   Miravant Medical Technologies       1,191      11,054
               Mylan Laboratories Inc.             8,154     205,379
           +   NABI Inc.                           3,300      15,263
           +   Nastech Pharmaceutical Co. Inc.     3,000      21,000
           +   Natrol Inc.                         2,290       3,435
           +   NBTY Inc.                           3,730      17,718
           +   Neose Technologies Inc.             1,153      38,049
           +   Neurocrine Biosciences Inc.         1,371      45,414
           +   NPS Pharmaceuticals Inc.            2,251     108,048
           +   Nu Skin Enterprises Inc. "A"        3,109      16,517
               Omnicare Inc.                       5,605     121,208
           +   OSI Pharmaceuticals Inc.            1,998     160,090
           +   Patterson Dental Co.                3,980     134,823
           +   Perrigo Co.                         7,576      62,739
           +*  Pharmacyclics Inc.                  1,356      46,443
           +   Praecis Pharmaceuticals Inc.        3,000      87,750
           +   Priority Healthcare Corp. "B"       2,676     109,214
           +   Progenics Pharmeceuticals Inc.      1,110      19,148
           +   Protein Design Labs Inc.            2,860     248,463
           +   Sangstat Medical Corp.              1,921      22,812
           +   Sciclone Pharmaceuticals Inc.       3,400      13,600
           +*  Sepracor Inc.                       4,746     380,273
           +   Serologicals Corp.                  4,787      72,104
           +   SICOR Inc.                          8,763     126,516
           +   Supergen Inc.                       2,151      29,845
           +   Sybron Dental Specialties Inc.      2,306      38,914
           +   Synaptic Pharmaceutical Corp.       2,594      13,294
           +   Tanox Inc.                          2,500      97,969
           +   Texas Biotech Corp.                 4,257      36,568
           +   3 Dimensional Pharmaceuticals Inc.  1,077      15,953
           +   Titan Pharmaceuticals Inc.          1,487      52,595
           +   Triangle Pharmaceuticals Inc.       3,876      19,138
           +   Tularik Inc.                        2,936      86,429
           +   Twinlab Corp.                       2,806       4,735
           +   United Therapeutics Inc.            1,400      20,650
           +   V.I. Technologies Inc.              1,752       9,198
           +   VaxGen Inc.                         1,500      29,250
           +   Versicor Inc.                       1,400      12,075
           +   Vical Inc.                          1,483      27,436
           +   Vion Pharmaceuticals Inc.           2,523      20,184
           +*  Viropharma Inc.                     1,323      19,163
           +   VIVUS Inc.                          2,800       6,038
           +   Zonagen Inc.                        1,801       4,728
                                                         -----------
                                                           7,323,721
                                                         -----------
           Pipelines--0.14%
               National Fuel Gas Co.               1,920     120,840
               Questar Corp.                       5,390     162,037
                                                         -----------
                                                             282,877
                                                         -----------
           Real Estate--1.67%
               Acadia Realty Trust                 1,437       8,083
           +   American Community
                 Property Trust                      600       2,513
           +   American Realty Investors Inc.        800      10,900


  The accompanying notes are an integral part of these financial statements.



30    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


 Extended Index
 Master Portfolio                              Shares    Value
--------------------------------------------------------------
 COMMON STOCKS--(Continued)
--------------------------------------------------------------
    American Residential Investment Trust Inc.    560 $  1,295
    Amerivest Properties Inc.                     700    3,325
    AMLI Residential Properties Trust           2,144   52,930
    Arizona Land Income Corp. "A"                 500    2,281
    Banyan Strategic Realty Trust                 797    4,384
    Bedford Property Investors Inc.             2,913   58,988
    Brandywine Realty Trust                     2,800   57,925
    BRE Properties Inc. "A"                     3,577  113,346
    Cabot Industrial Trust                      2,031   38,970
+   California Coastal Communities Inc.           535    1,605
+   Catellus Development Corp.                  7,676  134,330
    CBL & Associates Properties Inc.            1,282   32,451
    Centerpoint Properties Corp.                1,038   49,046
    Chateau Communities Inc.                    1,447   44,043
+   Chelsea GCA Realty Inc.                     1,895   69,878
    Colonial Properties Trust                   1,165   30,363
    Commercial Net Lease Realty Inc.            4,713   48,014
    Cornerstone Realty Income Trust             4,949   52,274
    Cousins Properties Inc.                     3,327   92,948
    Developers Diversified Realty Corp.         2,963   39,445
    Eastgroup Properties Inc.                   1,529   34,211
    Equity Inns Inc.                            6,529   40,398
    First Industrial Realty Trust               2,897   98,498
    Forest City Enterprises Inc. "A"            1,941   76,087
    Gables Residential Trust                    1,271   35,588
    Getty Realty Corp.                          2,600   39,325
    Glenborough Realty Trust Inc.               1,619   28,130
    Glimcher Realty Trust                       3,760   47,000
+   Grubb And Ellis Co.                         2,027   12,162
    Healthcare Realty Trust                     1,986   42,203
    Home Properties of NY Inc.                  1,054   29,446
    Income Opportunity Realty Investors Inc.    1,900   15,319
    Innkeepers USA Trust                        4,029   44,571
+   Insignia Financial Group Inc.               3,857   45,802
    IRT Property Co.                            6,387   51,894
    JDN Realty Corp.                            4,362   46,074
+   Jones Lang LaSalle Inc.                     3,226   44,761
    JP Realty Inc.                              2,389   37,627
+   Kennedy-Wilson Inc.                         1,098    4,804
    Kilroy Realty Corp.                         1,436   41,016
    LNR Property Corp.                          1,320   29,040
    LTC Properties Inc.                         3,945   14,054
    Macerich Co. (The)                          2,954   56,680
    Manufactured Home Communities Inc.          1,268   36,772
    Meristar Hospitality Corp.                  2,369   46,640
    Mills Corp.                                 1,980   32,794
    Monmouth Real Estate Investment Corp. "A"   2,500   12,188
    National Golf Properties Inc.               2,360   48,528
    National Health Investors Inc.              4,195   30,938
    Nationwide Health Properties Inc.           2,267   29,188
    Pacific Gulf Properties Inc.                2,495   15,282
    Pan Pacific Retail Properties Inc.          2,846   63,501
    Prentiss Properties Trust                   1,841   49,592
    Presidential Realty Corp. "B"                 400    2,525
+   Price Enterprises Inc.                        800    4,100
    Prime Group Realty Trust                    2,857   41,069
    PS Business Parks Inc.                      1,157   32,165

                                                      Shares      Value
        ---------------------------------------------------------------
            Realty Income Corp.                        1,799 $   44,750
            Reckson Associates Realty Corp.            2,790     69,927
            Redwood Trust Inc.                         2,417     42,902
            Regency Realty Corp.                       3,440     81,485
            RFS Hotel Investors Inc.                   4,113     53,726
        +*  Security Capital Group "B"                 3,373     67,671
            Shurgard Storage Centers Inc. "A"          1,879     45,918
            Sl Green Realty Corp.                      2,571     71,988
            Smith (Charles E) Residential Realty Inc.  1,282     60,254
            Sovran Self Storage Inc.                   1,479     29,395
            St. Joe Company (The)                      6,624    145,728
            Storage USA Inc.                           1,440     45,720
        +   Stratus Properties Inc.                      639      3,195
            Summit Properties Inc.                     1,437     37,362
            Sun Communities Inc.                         863     28,911
            Taubman Centers Inc.                       4,167     45,577
            Town & Country Trust                       2,581     49,846
        +   Trammell Crow Co.                          1,832     24,732
            Transcontinental Realty Investments Inc.     838      7,437
        +   United Capital Corp.                         690     10,091
            United Investors Realty Trust                624      2,652
                                                                 40,399
            W.P. Carey & Co. LLC                       2,232 ----------
                                                              3,318,975
                                                             ----------
        Real Estate Investment Trusts--3.18%
        +   Alexander's Inc.                             723     48,938
            Alexandria Real Estate Equities Inc.       1,062     39,493
            AMB Property Corp.                         5,742    148,215
            American Industrial Properties             3,592     44,002
            American Land Lease Inc.                   2,793     27,581
            American Mortgage Acceptance Corp.         2,200     17,463
            Apartment Investment & Management Co. "A"  4,531    226,267
            Archstone Communities Trust                8,411    216,583
            Arden Realty Inc.                          5,192    130,449
            AvalonBay Communities Inc.                 3,956    198,295
            Boston Properties Inc.                     6,142    267,177
            Camden Property Trust                      2,993    100,266
            Capital Automotive REIT                    1,600     22,100
            CarrAmerica Realty Corp.                   4,310    134,957
            Crescent Real Estate Equities Co.          7,713    171,614
            Crown American Realty Trust                1,466      7,788
            Duke-Weeks Realty Corp.                    8,358    205,816
            Equity Office Properties Trust            17,710    577,789
            Equity Residential Properties Trust        7,320    404,888
            Essex Property Trust Inc.                    944     51,684
            Federal Realty Investment Trust            1,991     37,829
            FelCor Lodging Trust Inc.                  3,337     79,879
            Franchise Finance Corporation of America   3,892     90,732
            General Growth Properties Inc.             3,506    126,873
            Great Lakes REIT Inc.                      3,319     57,668
            Health Care Property Investors Inc.        3,557    106,265
            Health Care REIT Inc.                      1,454     23,628
            Highwoods Properties Inc.                  3,759     93,505
            Hospitality Properties Trust               2,835     64,142
            Host Marriott Corp.                       14,160    183,195
            HRPT Properties Trust                      8,685     65,680
            iStar Financial Inc.                       7,470    147,066
            Kimco Realty Corp.                         3,682    162,698
            Koger Equity Inc.                          2,289     35,623



  The accompanying notes are an integral part of these financial statements.



31    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


Extended Index
Master Portfolio                            Shares      Value
-------------------------------------------------------------
COMMON STOCKS--(Continued)
-------------------------------------------------------------
    Kramont Realty Trust                     1,700 $   15,300
    Liberty Property Trust                   4,733    135,186
    Mack-Cali Realty Corp.                   2,858     81,632
    Mid-America Apartment Communities Inc.   1,542     34,791
    Mission West Properties Inc.             2,400     33,300
    New Plan Excel Realty Trust              6,847     89,867
    Parkway Properties Inc.                  1,052     31,231
+   Pinnacle Holdings Inc.                   2,900     26,281
    Post Properties Inc.                     2,301     86,431
    Prologis Trust                           9,975    221,944
    Public Storage Inc.                      8,094    196,785
    Rouse Co.                                4,269    108,860
    Senior Housing Properties Trust          4,318     40,211
    Simon Property Group Inc.               10,418    250,032
    Spieker Properties Inc.                  3,937    197,342
    Thornbury Mortgage Inc.                  2,392     21,678
    United Dominion Realty Trust             8,834     95,518
    Vornado Realty Trust                     5,568    213,324
    Washington Real Estate Investment Trust  1,796     42,431
    Westfield America Inc.                   6,581     95,013
                                                   ----------
                                                    6,333,305
                                                   ----------
Retail--3.33%
+   Abercrombie & Fitch Co. "A"              7,220    144,400
+   AC Moore Arts & Crafts Inc.              1,300     10,644
+   AG Services of America Inc.              1,533     21,079
+*  Amazon.com Inc.                         22,464    349,596
+   American Eagle Outfitters Inc.           2,570    108,583
+   Ames Department Stores Inc.              1,936      2,783
+   AnnTaylor Stores Corp.                   2,047     51,047
+*  AutoNation Inc.                         24,098    144,588
    Baker (J.) Inc.                          3,629     16,331
+   Barnes & Noble Inc.                      3,968    105,152
+   Bebe Stores Inc.                         2,424     51,813
    Big Dog Holdings Inc.                    3,241     12,154
+   BJ's Wholesale Club Inc.                 4,872    186,963
    Blair Corp.                                628     11,697
    Blockbuster Inc.                         2,900     24,288
    Bob Evans Farms Inc.                     2,133     45,460
+   Borders Group Inc.                       4,235     49,497
+   Brinker International Inc.               4,133    174,619
    Brown Shoe Company Inc.                  1,408     18,304
+   Buckle Inc. (The)                        1,782     31,296
    Burlington Coat Factory Warehouse Corp.  3,019     57,172
+   buy.com Inc.                             6,824      4,478
    Casey's General Store Inc.               2,654     39,644
    Cash American Investments Inc.           4,822     21,096
    Cato Corp. "A"                           2,013     27,679
    CBRL Group Inc.                          3,936     71,586
+   CDW Computer Centers Inc.                5,644    157,327
+   Charlotte Russe Holding Inc.             2,600     41,438
+   Charming Shoppes Inc.                    6,277     37,662
+   Chico's FAS Inc.                         1,716     35,822
+*  Children's Place Retail Stores Inc.      2,311     46,798
+   Christopher & Banks Corp.                1,075     30,302
    Claire's Stores Inc.                     3,172     56,898
+   Coldwater Creek Inc.                     1,075     33,392
+   Cole National Corp.                      2,758     23,788
+   Copart Inc.                              3,182     68,413
+   Cost Plus Inc.                           1,283     37,688
+   CSK Auto Corp.                           2,542      9,850

                                                   Shares      Value
           ---------------------------------------------------------
           +   Cyberian Outpost Inc.                2,009 $    2,386
           +   Dollar Tree Stores Inc.              7,369    180,541
           +   Dress Barn Inc.                      1,218     35,322
           +   Drugstore.com Inc.                   7,600      6,888
           +*  Duane Reade Inc.                     1,259     38,478
           +   eBay Inc.                           16,706    551,298
           +   Egghead.com Inc.                     3,787      2,249
           +   Elder-Beerman Stores Corp.             779      2,288
           +   Electronics Boutique Holdings Corp.  1,502     26,285
           +   eToys Inc.                           8,800      1,650
           +   Factory 2-U Stores Inc.                923     30,574
               Family Dollar Stores Inc.           10,604    227,323
           +   Filene's Basement Corp.                900          4
           +   Footstar Inc.                        1,097     54,302
               Fred's Inc.                          1,640     34,543
           +*  FreeMarkets Inc.                     2,371     45,049
           +   Genesco Inc.                         2,099     51,294
           +   Genesis Direct Inc.                  1,193          1
           +   Goody's Family Clothing Inc.         3,491     15,710
           +   Guitar Center Inc.                   1,598     18,177
               Haverty Furniture Companies Inc.     1,522     15,030
           +   Holiday RV Superstores Inc.            400      1,750
           +   Hot Topic Inc.                       3,864     63,515
           +   Intertan Inc.                        2,053     23,866
               Intimate Brands Inc.                30,350    455,250
           +   Jill (J.) Group Inc. (The)             954     14,787
           +   Jo-Ann Stores Inc.                   2,502     16,419
           +   JumboSports Inc.                     8,300         17
           +   Kenneth Cole Productions "A"         1,374     55,304
           +*  Krispy Kreme Doughnuts Inc.            705     58,515
           +*  Lands' End Inc.                      1,852     46,522
               Lillian Vernon Corporation           1,236      8,652
           +   Linens 'N Things Inc.                2,442     67,460
           +   Lithia Motors Inc. "A"               1,725     21,455
               Lone Star Steakhouse & Saloon Inc.   2,249     21,647
           +   Mazel Stores Inc.                      408      1,173
           +   Men's Wearhouse Inc. (The)           2,396     65,291
           +   Michaels Stores Inc.                 1,927     51,066
           +*  MP3.com Inc.                         4,900     17,609
           +   MSC Industrial Direct Co. Inc. "A"   2,211     39,936
           +   Neiman-Marcus Group Inc. "A"         2,792     99,291
           +   Neoforma.com Inc.                    6,838      5,556
           +   Network Commerce Inc.                6,700      5,025
           +   99 Cents Only Stores                 2,006     54,914
           +   NPC International Inc.               2,293     24,793
           +   Nyer Medical Group Inc.              1,220      4,880
           +   OfficeMax Inc.                       7,191     20,674
           +   1-800 Contacts Inc.                    774     22,156
           +   O'Reilly Automotive Inc.             3,404     91,057
           +   Outback Steakhouse Inc.              4,394    113,695
           +   Pacific Sunwear of California Inc.   1,911     48,969
           +   Pantry Inc. (The)                    2,400     24,000
           +   Payless Shoesource Inc.              1,204     85,183
           +   PC Connection Inc.                   1,709     17,731
               Pier 1 Imports Inc.                  6,351     65,495
           +   Priceline.com Inc.                  11,722     15,385
           +*  PurchasePro.com Inc.                 4,200     73,500
           +   Right Start (The) Inc.               3,600      4,500
               Ross Stores Inc.                     5,000     84,375
               Ruby Tuesday Inc.                    2,892     44,103
           +   Ryan's Family Steak Houses Inc.      4,791     45,215
           +   Saks Inc.                            9,662     96,620



  The accompanying notes are an integral part of these financial statements.



32    Smith Barney U.S. 5000 Index Fund  |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


          Extended Index
          Master Portfolio                          Shares      Value
          -----------------------------------------------------------
          COMMON STOCKS--(Continued)
          -----------------------------------------------------------
          +   School Specialty Inc.                  2,152 $   43,175
          +   7-Eleven Inc.                          5,909     51,704
          +   Shopko Stores Inc.                     1,867      9,335
          +   Smart & Final Inc.                     2,130     18,105
          +   Sonic Automotive Inc.                  2,812     19,333
              Spiegel Inc. "A"                       7,393     31,882
          +   Stamps.com Inc.                        4,200     11,681
          +   Stein Mart Inc.                        2,429     28,237
          +   Sunglass Hut International Inc.        4,116     21,095
          +   Systemax Inc.                          2,716      3,395
              Talbots Inc. (The)                     3,808    173,740
          +   TBC Corp.                                882      4,024
          +   Too Inc.                               3,300     41,250
          +   Trans World Entertainment Corp.        3,864     34,535
          +   Tuesday Morning Corp.                  3,000     15,938
          +   Tweeter Home Entertainment Group Inc.  2,464     30,030
          +   Ugly Duckling Corp.                    2,819     11,100
          +   Urban Outfitters Inc.                  1,853     14,708
          +   Value City Department Stores Inc.      2,744     14,406
          +   Venator Group Inc.                     6,863    106,377
          +   Ventro Corporation                     2,900      2,900
          +   Webvan Group Inc.                     10,506      4,925
          +   Wet Seal Inc. "A"                      1,108     22,783
          +   Williams-Sonoma Inc.                   3,388     67,760
          +   Wilsons The Leather Experts Inc.       1,298     18,172
          +   Zale Corp.                             1,704     49,523
                                                           ----------
                                                            6,628,183
                                                           ----------
          Semiconductors--1.64%
          +   Aetrium Inc.                           1,228      3,377
          +   Alliance Semiconductor Corp.           2,230     25,227
          +   Amkor Technology Inc.                 10,273    159,392
          +   ANADIGICS Inc.                         1,914     31,342
          +   Atmel Corp.                           30,020    348,983
          +   Axcelis Technologies Inc.              5,870     52,096
          +   AXT Inc.                               2,592     85,698
          +   Cirrus Logic Inc.                      5,157     96,694
              Cohu Inc.                              1,718     23,945
          +   Credence Systems Corp.                 3,342     76,866
          +*  Cree Inc.                              4,472    158,896
          +   Cypress Semiconductor Corp.            7,547    148,582
          +   Elantec Semiconductor Inc.             1,200     33,300
          +   Emcore Corp.                           2,438    114,586
          +   Entegris Inc.                          4,290     32,108
          +   General Semiconductor Inc.             4,258     26,613
          +   Integrated Device Technology Inc.      6,481    214,683
          +   Integrated Silicon Solution Inc.       2,168     31,165
          +   International Rectifier Corp.          4,005    120,150
          +   Intersil Holding Corp.                 2,693     61,771
          +   Kopin Corp.                            3,600     39,825
          +   Lam Research Corp.                     7,699    111,636
          +   Lattice Semiconductor Corp.            6,192    113,778
          +   LTX Corp.                              3,108     40,258
          +   MEMC Electronics Materials Inc.        4,812     46,616
          +   Microtune Inc.                         2,086     34,549
          +   OmniVision Technologies Inc.           3,101     10,078
          +   Optical Communication Products Inc.    1,736     19,530
          +   Pericom Semiconductor Corp.            1,688     31,228
          +   Pixelworks Inc.                        2,194     49,091
          +   Rambus Inc.                            6,132    221,519
          +*  Transmeta Corp.                        7,645    179,658

                                                         Shares      Value
      --------------------------------------------------------------------
      +   Transwitch Corp.                                5,066 $  198,207
      +   TriQuint Semiconductor Inc.                     4,892    213,719
      +   Varian Semiconductor Equipment Associates Inc.  1,730     41,088
      +   Veeco Instruments Inc.                          1,389     55,734
      +   Virage Logic Corp.                              1,566     23,490
                                                                ----------
                                                                 3,275,478
                                                                ----------
      Software--6.57%
      +   Active Voice Corp.                              1,700     33,575
      +   Acxiom Corp.                                    5,772    224,747
      +*  Akamai Technologies Inc.                        6,777    142,741
      +   Allscripts Inc.                                 1,600     14,950
      +   American Management Systems Inc.                2,578     51,077
      +   Applied Graphics Technologies Inc.              1,090      3,679
      +   Apropos Technology Inc.                         1,800     12,825
      +   Ariba Inc.                                     15,700    843,875
      +   At Home Corp. "A"                              25,907    143,298
      +   Avant! Corp.                                    2,717     49,755
      +   AvantGo Inc.                                    1,863     11,644
      +   Avid Technology Inc.                            2,096     38,285
      +   BEA Systems Inc.                               15,552  1,046,844
      +   Blue Martini Software Inc.                      4,407     58,393
      +   Cadence Design Systems Inc.                    15,871    436,453
      +*  Caminus Corp.                                   1,260     29,295
      +*  Centillium Communications Inc.                  1,976     43,966
      +   CheckFree Corp.                                 4,781    205,882
      +   ChoicePoint Inc.                                3,068    201,146
      +   Chordiant Software Inc.                         3,154      9,363
      +*  CMGI Inc.                                      20,155    112,742
      +   CNET Networks Inc.                              7,635    122,041
      +   Cobalt Group Inc.                               2,600      2,925
      +   Computer Horizons Corp.                         2,694      6,567
      +   Concero Inc.                                      600      1,800
      +   Convera Corp.                                   1,004     17,821
      +   Corillian Corp.                                 2,647     31,764
      +   Corio Inc.                                      3,664      7,557
      +*  Covad Communications Group Inc.                 9,711     16,084
      +   CSG Systems International Inc.                  3,198    150,106
      +   Cybear Group                                      655        246
      +*  Cyber-Care Inc.                                 5,200     11,050
      +   DataTRAK International Inc.                     1,587      4,463
      +   Digi International Inc.                         2,913     17,842
      +   Digital Impact Inc.                             3,503      8,210
      +*  Digital Island Inc.                             4,600     18,688
      +*  DigitalThink Inc.                               2,290     39,073
      +   DoubleClick Inc.                                7,844     86,284
      +*  DSL.net Inc.                                    3,700      1,966
      +   EarthLink Inc.                                  8,598     43,259
      +   eBT International Inc.                          2,669      5,505
      +   Ecometry Corp.                                  6,000     10,500
      +   Edwards (J.D.) & Co.                            6,865    122,283
      +*  Electronic Arts Inc.                            8,454    360,352
      +   Embarcadero Technologies Inc.                   1,500     67,500
      +*  eMerge Interactive Inc. "A"                     2,362      8,562
      +   ePresence Inc.                                  2,346     10,190
      +   eShare Communications Inc.                      2,181      2,726
      +   eSPEED Inc. "A"                                   800     12,550
      +   Evolve Software Inc.                            2,376     11,583
      +   eXcelon Corp.                                   2,332      3,498
      +   EXE Technologies Inc.                           5,300     68,900
      +*  Exodus Communications Inc.                     26,840    536,800
      +   Extensity Inc.                                  2,620     15,761




  The accompanying notes are an integral part of these financial statements.



33    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



           Extended Index
           Master Portfolio                         Shares      Value
           ----------------------------------------------------------
           COMMON STOCKS--(Continued)
           ----------------------------------------------------------
           +   FirePond Inc.                         2,751 $   25,963
           +   Fiserv Inc.                           7,700    365,269
           +   Frontstep Inc.                          341      1,172
           +   Genomica Corp.                        2,500     13,203
           +   Geoworks Corp.                        1,820      5,346
           +   Globix Corp.                          2,108      5,797
           +   GraphOn Corp.                         2,600      3,575
           +   HearMe Inc.                           7,800      4,875
           +   Homestore.com Inc.                    5,200    104,650
           +   i2 Technologies Inc.                 25,634  1,393,849
           +*  ibasis Inc.                           2,400      9,900
           +   iBeam Broadcasting Corp.              8,097      8,603
           +   Identix Inc.                          1,933     15,174
           +   Information Resources Inc.            6,741     22,330
           +   Informax Inc.                         1,697     17,606
           +   Informix Corp.                       17,525     52,027
           +*  InfoSpace Inc.                       18,565    164,184
           +   Inktomi Corp.                         7,344    131,274
           +   Innoveda Inc.                         2,888      5,957
           +   InteliData Technologies Corp.         3,100      8,041
           +   Interactive Intelligence Inc.         3,300     79,613
           +*  Internet Capital Group Inc.           1,984      6,510
           +   Internet Pictures Corp.               3,221      3,120
               Inter-Tel Inc.                        2,668     20,510
           +   iVillage Inc.                         2,800      2,975
           +   JDA Software Group Inc.               2,263     29,560
           +   Keane Inc.                            3,849     37,528
           +   L90 Inc.                              2,700     11,644
           +   Lante Corp.                           2,834      4,428
           +   Legato Systems Inc.                   5,682     42,260
           +   LifeMinders Inc.                      2,100      7,350
           +   Lightspan Inc.                        4,460      6,411
           +   Liquid Audio Inc.                     2,300      5,894
           +   Loudeye Technologies Inc.             3,412      4,052
           +   Macromedia Inc.                       3,289    199,807
           +   Manugistics Group Inc.                3,558    202,806
           +   Mediaplex Inc.                        1,900      1,544
           +   Mercator Software Inc.                1,682      9,041
               National Data Corp.                   1,916     70,174
           +   Net2Phone Inc.                        6,000     44,250
           +*  Netcentives Inc.                      3,900     14,869
           +*  netGuru Inc.                          1,600      6,300
           +   Netpliance Inc.                       3,827      2,033
           +   Network Associates Inc.               9,017     37,759
           +   Netzee Inc.                           2,300        863
           +   NetZero Inc.                          6,400      5,600
           +   New Era of Networks Inc.              2,188     12,855
           +   NorthPoint Communications Group Inc.  8,900      3,059
           +   Numerical Technologies Inc.           1,548     27,961
           +   Objective Systems Integrator Inc.     4,184     73,743
           +   Openwave Systems Inc.                10,392    498,166
           +   Optika Inc.                           2,200      1,719
           +   Opus360 Corp.                         2,786        871
           +   Pegasystems Inc.                      4,283      9,904
           +   Peregrine Systems Inc.                8,864    175,064
           +   Per-Se Technologies Inc.                  1          3
           +   Pinnacle Systems Inc.                 2,668     19,677
           +*  Pixar Inc.                            2,588     77,640
           +   PLATO Learning Inc.                   3,600     54,225
           +   Previo Inc.                           2,300      7,763
           +   Prodigy Communications Corp. "A"      3,738      5,607
           +   Promotions.com. Inc.                  2,000        688

                                                    Shares       Value
         -------------------------------------------------------------
         +*  PSINET Inc.                            12,580 $     9,042
         +   RadiSys Corp.                             963      24,918
         +   Rational Software Corp.                11,576     450,741
         +   Razorfish Inc. "A"                      5,150       8,369
         +   RealNetworks Inc.                      10,088      87,640
         +   Remedy Corp.                            3,373      55,865
         +*  Resonate Inc.                           1,960      18,620
             Reynolds & Reynolds Co. "A"             4,877      98,759
         +   Rhythms Netconnections Inc.             5,200       5,850
         +*  Saba Software Inc.                      3,033      47,770
         +   Seachange International Inc.            1,209      24,558
         +   SeeBeyond Technology Corp.              5,000      51,250
         +   SignalSoft Corp.                        2,244      22,019
         +   Simione Central Holdings Inc.              56         182
         +   SkillSoft Corp.                         3,159      59,231
         +   SpeechWorks International Inc.          2,100     103,031
         +   Structural Dynamics Research Corp.      3,927      39,270
         +   Support.com Inc.                        2,388      48,357
         +   Sybase Inc.                             6,256     123,947
         +   Symantec Corp.                          5,037     168,110
         +   Synplicity Inc.                         2,100      30,450
         +   SynQuest Inc.                           2,475      18,253
         +   Talarian Corp.                          1,566       5,481
         +   TeleCommunication Systems Inc.          1,100       3,713
         +   3Dfx Interactive Inc.                   3,954         989
         +   TIBCO Software Inc.                    12,400     594,425
         *   Total System Services Inc.             13,681     306,112
         +   TriZetto Group Inc. (The)               3,100      51,731
         +   Ulticom Inc.                            2,644      90,061
         +   United Leisure Corp.                    1,400       2,975
         +*  USinternetworking Inc.                  5,625      28,125
         +   ValueClick Inc.                         3,120      15,405
         +   VIA NET.WORKS Inc.                      4,395      16,756
         +   Vicinity Corp.                          2,374       7,048
         +   Viewpoint Corp.                         2,281      12,403
         +   Vignette Corp.                         14,744     265,392
         +   V-One Corp.                             2,900       1,813
         +*  webMethods Inc.                         2,956     262,899
         +   Wind River Systems Inc.                 4,998     170,557
         +   Witness Systems Inc.                    1,800      24,300
         +   Worldwide Xceed Group Inc.              1,508         189
         +   ZipLink Inc.                            2,400         975
         +*  ZixIt Corp.                               849       7,429
                                                           -----------
                                                            13,088,642
                                                           ===========
         Telecommunication Equipment--2.40%
         +   ADTRAN Inc.                             2,418      51,383
         +   Advanced Fibre Communications Inc.      5,085      91,848
         +   Advanced Switching Communications Inc.  3,413      16,638
         +   AltiGen Communications Inc.             4,300       4,838
         +*  American Tower Corp.                   10,671     404,164
         +   ANTEC Corp.                             2,793      22,082
         +*  Avanex Corp.                            3,946     235,034
         +   Ciena Corp.                            18,038   1,467,842
         +   Commscope Inc.                          3,405      56,395
         +*  Corvis Corp.                           22,585     537,805
         +*  Cosine Communications Inc.              6,899      95,724
         +   DMC Stratex Networks Inc.               4,160      62,400
         +   Endwave Corp.                           2,600       8,125
         +   Glenayre Technologies Inc.              4,286      15,135
         +*  Handspring Inc.                           820      31,929


  The accompanying notes are an integral part of these financial statements.



34    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                            Shares      Value
-------------------------------------------------------------
COMMON STOCKS--(Continued)
-------------------------------------------------------------
+   Harmonic Inc.                            3,553 $   20,208
    Harris Corp.                             4,200    128,625
+   Integrated Telecom Express Inc.          2,206     10,547
+   Ixia                                     2,956     67,619
+   NEON Communications Inc.                   892      5,798
+   Netergy Networks Inc.                    2,583      4,843
+   Network Engines Inc.                     2,444     10,234
+*  New Focus Inc.                             470     16,333
+   Nx Networks Inc.                         4,600      2,875
+*  Oplink Communications Inc.               9,617    172,505
+   Peco II Inc.                             1,308     33,845
+*  RF Micro Devices Inc.                   10,152    278,546
+   SBA Communications Corp.                 2,200     90,338
+*  Sonus Networks Inc.                      1,074     27,119
+   Spectrasite Holdings Inc.                8,500    112,625
+   Sycamore Networks Inc.                  17,300    644,425
+   Telaxis Communications Corp.             1,737      3,148
+*  Williams Communications Group Inc.       4,300     50,525
                                                   ----------
                                                    4,781,500
                                                   ----------
Telecommunications--7.28%
+   ACTV Inc.                                2,567     10,910
+   Adaptive Broadband Corp.                 2,644     16,195
+   Adelphia Business Solutions Inc.         2,525     10,731
+   Advanced Radio Telecom Corp.             2,885      2,975
+*  Aether Systems Inc.                      2,500     97,813
+   AirGate PCS Inc.                         1,100     39,050
+*  Airnet Communications Corp.              2,639     17,813
+   Alamosa PCS Holdings Inc.                3,936     31,488
+   Alaska Communications Systems Group      5,700     41,325
+   Allegiance Telecom Inc.                  7,328    163,163
+   Allen Telecom Inc.                       2,811     50,422
+   Allied Riser Communications Corp.        3,800      7,719
+   American Access Technologies Inc.        2,800      3,325
+   Anaren Microwave Inc.                    1,506    101,184
+   Anixter International Inc.               1,873     40,504
+   Applied Digital Solutions Inc.           3,900      2,681
    Applied Signal Technology Inc.           2,475     12,607
+   Arch Wireless Inc.                       5,166      3,229
+   Arguss Communications Inc.               1,271     11,598
+   Aspect Communications Corp.              3,988     32,091
+   At Comm Corporation                        800     16,000
+   Audiovox Corp. "A"                       1,336     12,024
+   Avocent Corporation                      3,047     82,269
+   Aware Inc.                               2,327     41,304
+   Bogen Communications International Inc.  1,000      4,250
+   Boston Communications Group Inc.         1,300     36,238
+   Broadwing Inc.                          13,326    303,999
+   Carrier Access Corp.                     1,356     12,204
+   Catapult Communications Corp.            1,500     25,125
+   C-COR.net Corp.                          2,770     26,921
+   Celeritek Inc.                           1,200     45,750
+   Cellular Technical Services Co. Inc.     1,000      2,813
+   Centennial Cellular Corp. "A"            6,072    113,850
+*  Choice One Communications Inc.           3,057     28,468
+   Citizen Communications Co.              18,157    238,311
+   Com21 Inc.                               5,130     24,047
+   Commonwealth Telephone Enterprises Inc.  1,623     56,805

                                                     Shares      Value
         -------------------------------------------------------------
         +   Comtech Telecommunications Corp.         1,200 $   18,675
             Conestoga Enterprises Inc.               1,057     18,225
         +   Convergent Communications Inc.           4,100      2,434
         +   Copper Mountain Networks Inc.            3,100     18,309
         +   Cosair Communications Inc.               1,759     12,533
         +   Cox Communications Inc. "A"             35,901  1,671,640
         +   Crown Castle International Corp.        12,909    349,350
             CT Communications Inc.                   1,200     16,875
         +   CTC Communications Group Inc.            1,938      8,963
         +   Cypress Communications Inc.              6,782      6,146
             D&E Communications Inc.                    973     20,555
         +   Data Critical Corp.                      2,300      5,678
         +   Data Race Inc.                           3,209      2,407
         +   Davox Corp.                              1,762     17,180
         +   Deltathree Inc.                          2,063      2,450
         +   Digital Lightware Inc.                   1,977     62,646
         +   Ditech Communications Corp.              1,800     28,913
         +   Dobson Communications Corp. "A"          6,625     96,891
         +   e.spire Communications Inc.              7,893      3,947
         +   Echostar Communications Corp.           14,756    335,699
         +*  Efficient Networks Inc.                  4,100     54,838
         +   EMS Technologies Inc.                    1,920     22,320
         +   Emulex Corp.                             4,608    368,352
         +*  Finisar Corp.                           11,000    319,000
         +   Focal Communications Corp.               4,200     29,400
         +   General Communication Inc. "A"           5,033     35,231
         +   General DataComm Industries Inc.         3,900      4,144
         +   General Motors H                        47,743  1,098,089
         +   Gentner Communications Corp.             1,500     17,625
         +   Global Telesystems Inc.                 13,672     11,109
         +*  GoAmerica Inc.                           3,846     20,672
             Hickory Tech Corp.                       1,303     26,712
         +   High Speed Access Corp.                  8,400      8,925
         +   Hungarian Telephone and Cable Corp       1,300      7,475
         +*  ICG Communications Inc.                  3,058        367
         +   IDT Corp.                                3,739     76,182
         +   I-Link Inc.                              2,839      2,218
         +   Illuminet Holdings Inc.                  1,800     41,288
         +   Inet Technologies Inc.                   3,100    125,550
         +   Infonet Services Corp. "B"              19,395     96,975
         +   InterDigital Communications Corp.        3,187     17,230
         +   Interspeed Inc.                          2,000        563
         +   InterVoice-Brite Inc.                    2,790     20,228
         +   ITC DeltaCom Inc.                        3,294     17,757
         +   LCC International Inc. "A"               2,000     21,750
         +   Leap Wireless International Inc.         1,855     46,375
         +   Level 3 Communications Inc.             23,341    765,877
         +   Lexent Inc.                              2,535     43,412
         +   Liberty Satellite & Technology Inc. "A"  3,100      9,784
         +   Lightbridge Inc.                         1,890     24,806
         +   Lightpath Technologies Inc. "A"          3,100     43,013
         +   Loral Space & Communications Ltd.       17,697     56,409
         +   MarketWatch.com Inc.                     2,525      7,575
         +   Mastec Inc.                              3,042     60,840
         +   MCK Communications Inc.                  1,300     10,969
         +*  McLeodUSA Inc. "A"                      38,554    544,575
         +   MessageMedia Inc.                        2,357      1,031
         +*  Metricom Inc.                            2,287     23,013
         +   Metro One Telecommunications Inc.        1,410     35,250


  The accompanying notes are an integral part of these financial statements.



35    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares       Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
+   Metrocall Inc.                        7,310 $     3,427
+*  Metromedia Fiber Network Inc. "A"    29,822     301,948
+   Motient Corp.                         3,084      12,336
+   Mpower Communications Corp.           5,148      26,384
+*  MRV Communications Inc.               4,164      55,694
+   Natural Microsystems Corp.            1,980      19,553
+   Netro Corp.                           3,300      22,894
+   Network Access Solutions Corp.        4,600       2,875
+*  Network Plus Corp.                    3,300       8,250
    Newport Corp.                         2,005     157,612
+*  Next Level Communications Inc.        5,200      59,150
+   Nextel Partners Inc. "A"             11,000     184,938
    NTELOS Inc.                           1,582      27,883
+*  NTL Inc.                             17,378     415,986
+*  Nucentrix Broadband Networks Inc.     1,300      14,625
+   NumereX Corp. "A"                     2,000      16,500
+*  Optical Cable Corp.                   3,152      28,560
+   Pac-West Telecomm Inc.                2,800       9,625
+   PanAmSat Corp.                        1,154      40,029
+   P-Com Inc.                            4,105      12,572
+   Plantronics Inc.                      3,720     174,840
+*  Pliant Systems Inc.                   2,200       2,544
+   Powertel Inc.                         2,117     131,122
+   Powerwave Technologies Inc.           3,813     223,061
+   Price Communications Corp.            3,564      59,920
+   Primus Telecommunications Group Inc.  2,354       5,444
+   Proxim Inc.                           1,396      60,028
+   PTEK Holdings Inc.                    4,348       6,250
+   RCN Corp.                             5,617      35,457
+   Rural Cellular Corp. "A"              1,086      32,173
+   Savvis Communications Corp.           6,224       5,446
+*  SDL Inc.                              5,594     828,961
+   Sirius Satellite Radio Inc.           3,037      90,920
+   Somera Communications Inc.            5,500      47,781
+   Spectralink Corp.                     2,266      32,715
+   STAR Telecommunications Inc.          4,590       4,590
+   Startec Global Communications Corp.   3,401      13,179
+   STM Wireless Inc. "A"                 1,900       5,581
+*  Superior Telecom Inc.                 4,027       7,802
+   Talk.com Inc.                         8,388      12,058
+   Tekelec                               3,821     114,630
+   TeleCorp PCS Inc.                    11,015     246,461
+*  Teligent Inc. "A"                     3,365       6,520
+   Telocity Inc.                         6,837      13,674
+   Telular Corp.                         2,600      13,163
+*  Terayon Communications Systems Inc.   3,868      15,714
+   Tessco Technologies Inc.                762      13,716
+   Time Warner Telecom Inc. "A"          2,500     158,594
+   Tollgrade Communications Inc.           928      33,872
+   Triton PCS Holdings Inc. "A"          3,700     125,569
+   Tut Systems Inc.                      2,700      22,275
+*  U.S. Wireless Corp.                   1,400       6,125
+*  United States Cellular Corp.          5,709     343,967
+   Ursus Telecom Corp.                   3,900       1,463
+   US LEC Corp. "A"                      1,881       9,052
+   VerticalNet Inc.                      5,400      35,944
+   Viasat Inc.                           1,314      17,246
+*  Viatel Inc.                           3,759      13,979
+   Vixel Corp.                           3,900       7,313

                                                   Shares       Value
           ----------------------------------------------------------
           +   Voicestream Wireless Corp.          10,105 $ 1,016,816
           +   VTEL Corp.                           2,700       2,363
           +*  WebEx Communications Inc.            2,500      52,188
           +   WebLink Wireless Inc.                5,172      17,779
           +   West Teleservices Corp.              4,233     119,053
           +   Westell Technologies Inc.            3,058       9,365
           +   Western Wireless Corp. "A"           4,526     177,363
           +   Winstar Communications Inc.          6,499      75,957
           +*  World Access Inc.                    3,390       8,157
           +   WorldGate Communications Inc.        1,700       6,481
           +   XETA Corp.                           1,300      13,000
           +   Zoom Telephonics Inc.                2,200       7,288
           +*  Z-Tel Technologies Inc.              3,200      16,600
                                                          -----------
                                                           14,506,046
                                                          -----------
           Telephone--0.34%
           +   Covista Communications Inc.          1,984       2,728
           +*  Intermedia Communications Inc.       3,374      24,251
               Telephone & Data Systems Inc.        3,836     345,240
           +*  XO Communications Inc. "A"          17,244     307,159
                                                          -----------
                                                              679,378
                                                          -----------
           Textiles--0.77%
           *   Cintas Corp.                        10,495     558,203
           +   Coach Inc.                           2,700      77,625
           +   Columbia Sportswear Co.              1,629      81,043
           +   Cone Mills Corp.                     3,737       9,576
               Culp Inc.                              581       1,162
           +*  Cutter & Buck Inc.                   2,304      17,568
           +   Dan River Inc. "A"                   1,800       3,996
               G&K Services Inc. "A"                2,016      56,700
           +   Gerber Childrenswear Inc.            1,474       6,725
           +   Guess ? Inc.                         2,319      12,320
               Guilford Mills Inc.                  2,139       3,476
           +   Hallwood Group Inc.                    600       2,325
               Kellwood Co.                         2,167      45,778
           +   Mohawk Industries Inc.               3,065      83,904
           +   Nautica Enterprises Inc.             2,466      37,568
               Oxford Industries Inc.               1,514      23,089
           +   Polo Ralph Lauren Corp.              2,206      49,221
           +   Quaker Fabric Corp.                  5,100      20,400
           +   Quiksilver Inc.                      1,669      32,337
               Shaw Industries Inc.                 7,495     141,937
           +   Sirena Apparel Group Inc. (The)        300           1
           +   Starter Corp.                        3,200           3
           +   Tag-It Pacific Inc.                    500       2,031
           +   Tarrant Apparel Group                2,213       8,022
           +   Timberland Co. "A"                   2,452     163,978
               Westpoint Stevens Inc.               3,330      24,942
               Wolverine World Wide Inc.            4,159      63,425
                                                          -----------
                                                            1,527,355
                                                          -----------
           Tobacco--0.19%
               R.J. Reynolds Tobacco Holdings Inc.  6,300     307,125
               Universal Corporation                1,306      45,710
           *   Vector Group Ltd.                    1,642      25,964
                                                          -----------
                                                              378,799
                                                          -----------
           Toys/Games/Hobbies--0.07%
           +*  Action Performance Companies Inc.    1,745       4,144
           +   Boyds Collection Ltd. (The)          5,400      50,288
           +   Department 56 Inc.                   1,308      15,042
           +   Fotoball USA Inc.                    2,400       2,700
           +   Jakks Pacific Inc.                   1,528      13,943


  The accompanying notes are an integral part of these financial statements.



36    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



         Extended Index
         Master Portfolio                             Shares      Value
         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Marvel Enterprises Inc.                   3,233 $    4,647
         +   Media Arts Group Inc.                     2,281      9,837
         +   Topps Co. (The)                           4,511     41,445
                                                             ----------
                                                                142,046
                                                             ----------
         Transportation--1.06%
         +   ABC Rail Products Corp.                   1,831     11,100
             Airborne Inc.                             2,660     25,935
         +   Airnet Systems Inc.                       5,219     19,897
             Alexander & Baldwin Inc.                  1,900     49,875
         +   Allied Holdings Inc.                        490      1,348
         +   American Freightways Corp.                2,215     61,882
         +   Arkansas Best Corp.                       1,023     18,734
             Arnold Industries Inc.                    2,724     49,032
         +   Atlas Air Inc.                            2,404     78,431
         +   Avis Group Holdings Inc.                  2,100     68,381
         +   Budget Group Inc.                         1,609      3,419
             CH Robinson Worldwide Inc.                5,686    178,754
             CNF Transportation Inc.                   3,238    109,485
         +   Consolidated Freightways Corp.            1,266      5,301
         +   Dollar Thrifty Automotive Group Inc.      1,679     31,481
         +   EGL Inc.                                  3,073     73,560
             Expeditors International Washington Inc.  3,404    182,752
             Florida East Coast Industries Inc.        2,523     90,513
         +   Forward Air Corp.                           993     37,051
         +   Fritz Companies Inc.                      3,622     21,958
         +   Heartland Express Inc.                    2,142     48,864
             Hunt (J.B.) Transport Services Inc.       2,492     41,897
         +   Hvide Marine Inc. "A"                         5          1
         +   Kirby Corp.                               2,435     51,135
         +   Landair Corp.                             2,000      7,500
         +   Landstar System Inc.                        564     31,267
         +   M.S. Carriers Inc.                        1,048     34,322
             Maritrans Inc.                              540      4,455
         +   Motor Cargo Industries Inc.                 400      2,700
         +*  Offshore Logistics Inc.                   1,491     32,126
             Overseas Shipholding Group Inc.           1,746     40,049
         +   Petroleum Helicopters NV                  1,345     16,791
             Roadway Express Inc.                      1,765     37,396
         +   Simon Transportation Services Inc.          500      2,656
         +   Swift Transportation Co. Inc.             4,041     80,062
             United Parcel Service Inc.                5,900    346,994
             US Freightways Corp.                      1,375     41,357
         +   USA Truck Inc.                              547      3,009
             Werner Enterprises Inc.                   3,022     51,374
         +   Wisconsin Central
             Transportation Corp.                      4,587     69,092
         +   Yellow Corporation                        2,448     49,840
                                                             ----------
                                                              2,111,776
                                                             ----------
         Trucking & Leasing--0.14%
         +   AMERCO                                    1,611     31,616
             GATX Corporation                          2,804    139,850
         +   International Aircraft Investors          1,400      7,613
             Rollins Truck Leasing Corp.               5,430     43,440
         +   Willis Lease Finance Corp.                2,468     24,680
         +   Xtra Corp.                                  687     32,976
                                                             ----------
                                                                280,175
                                                             ----------

                                                  Shares        Value
          -----------------------------------------------------------
           Water--0.19%
                   American Water Works Inc.       5,709 $    167,702
          +        Azurix Corp.                    9,800       80,238
                   California Water Service Group  1,464       39,528
                   Connecticut Water Service Inc.    667       20,427
                   Philadelphia Suburban Corp.     2,765       67,743
                                                         ------------
                                                              375,638
                                                         ------------
                   TOTAL COMMON STOCKS
                    (Cost: $213,671,880)                  194,224,255
                                                         ------------

                                             Face Amount     Value

SHORT TERM INSTRUMENTS--9.29%
----------------------------------------------------------------------
+++  Federal Home Loan Mortgage Corporation
      Discount Note 6.51%, 01/16/01           $4,822,099    4,822,099
+++  Goldman Sachs Financial Square Prime
      Obligation Fund                          2,249,721    2,249,721
+++  Providian Temp Cash Money Market Fund     5,580,289    5,580,289
+++  Short Term Investment Company Liquid
      Assets Portfolio                         4,784,038    4,784,038
++   U.S. Treasury Bill 5.70%,** 03/22/01      1,100,000    1,086,265
                                                         ------------
TOTAL SHORT TERM INSTRUMENTS
     (Cost: $18,521,965)                                   18,522,412
                                                         ------------

REPURCHASE AGREEMENT--1.25%
----------------------------------------------------------------------
Investors Bank & Trust Tri Party Repurchase
  Agreement, dated 12/29/00, due 01/02/01,
  with a maturity value of $2,488,755 and an
  effective yield of 5.73%                     2,487,172    2,487,172
                                                         ------------
TOTAL REPURCHASE AGREEMENT
     (Cost: $2,487,172)                                     2,487,172
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES--108.02%
     (Cost: $234,681,017)                                 215,233,839
                                                         ------------
Other Liabilities, Less Assets--(8.02%)                   (15,982,657)
                                                         ------------
NET ASSETS--100.00%                                      $199,251,182
                                                         ============

Notes to the Schedule of Investments:
  * Denotes all or part of security on loan. See Note 4.
 ** Yield to Maturity.
  + Non-income earning securities.
 ++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1. +++ Represents investment of collateral received from securities lending transactions. See Note 4.


  The accompanying notes are an integral part of these financial statements.



37    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



          S&P 500 Index
          Master Portfolio                       Shares          Value
         -------------------------------------------------------------
          COMMON STOCKS--98.11%
         -------------------------------------------------------------
          Advertising--0.23%
             Interpublic Group of Companies Inc.  82,980 $   3,531,836
         *   Omnicom Group Inc.                   47,726     3,955,292
                                                         -------------
                                                             7,487,128
                                                         -------------
          Aerospace/Defense--1.53%
             Boeing Co.                          239,661    15,817,626
             General Dynamics Corp.               53,766     4,193,748
             Goodrich (B.F.) Co.                  27,496     1,000,167
             Honeywell International Inc.        215,192    10,181,272
             Lockheed Martin Corp.               116,152     3,943,360
             Northrop Grumman Corp.               19,325     1,603,975
             Raytheon Co. "B"                     91,716     2,848,928
             United Technologies Corp.           126,426     9,940,244
                                                         -------------
                                                            49,529,320
                                                         -------------
          Airlines--0.26%
         +   AMR Corp.                            40,730     1,596,107
             Delta Air Lines Inc.                 33,183     1,665,372
             Southwest Airlines Co.              135,467     4,542,209
         +   US Airways Group Inc.                18,173       737,142
                                                         -------------
                                                             8,540,830
                                                         -------------
          Apparel--0.19%
             Liz Claiborne Inc.                   14,054       584,998
             Nike Inc. "B"                        72,886     4,067,950
         +   Reebok International Ltd.            15,441       422,157
             VF Corp.                             30,647     1,110,647
                                                         -------------
                                                             6,185,752
                                                         -------------
          Auto Manufacturers--0.65%
             Ford Motor Company                  505,692    11,852,156
             General Motors Corp. "A"            152,432     7,764,505
         +   Navistar International Corp.         16,072       420,886
             PACCAR Inc.                          20,643     1,016,668
                                                         -------------
                                                            21,054,215
                                                         -------------
          Auto Parts & Equipment--0.16%
             Cooper Tire & Rubber Co.             19,587       208,112
             Dana Corp.                           39,873       610,555
             Delphi Automotive Systems Corp.     151,018     1,698,953
             Goodyear Tire & Rubber Co.           42,493       976,914
             TRW Inc.                             33,540     1,299,675
             Visteon Corp.                        35,355       406,583
                                                         -------------
                                                             5,200,792
                                                         -------------
          Banks--5.90%
             AmSouth Bancorp                     101,274     1,544,429
             Bank of America Corp.               439,187    20,147,704
             Bank of New York Co. Inc.           199,882    11,030,988
             Bank One Corp.                      312,146    11,432,347
             BB&T Corp.                          107,040     3,993,930
             Charter One Financial Inc.           56,106     1,620,061
             Chase Manhattan Corp.               353,607    16,067,018
             Comerica Inc.                        42,305     2,511,859
             Fifth Third Bancorp                 124,672     7,449,152
             First Union Corp.                   264,408     7,353,848
             Firstar Corp.                       256,386     5,960,975
             FleetBoston Financial Corp.         244,164     9,171,410
             Golden West Financial Corp.          42,705     2,882,587
             Huntington Bancshares Inc.           67,709     1,096,039
             KeyCorp                             114,832     3,215,296
             Mellon Financial Corp.              131,742     6,480,060
             National City Corp.                 164,158     4,719,542
             Northern Trust Corp.                 59,804     4,877,764
             Old Kent Financial Corp.             37,400     1,636,250

                                                   Shares         Value
        ---------------------------------------------------------------
            PNC Financial Services Group            77,995 $  5,698,510
            Regions Financial Corp.                 59,797    1,633,206
            SouthTrust Corp.                        45,482    1,850,549
            State Street Corp.                      43,573    5,412,202
            Summit Bancorp                          47,130    1,799,777
            SunTrust Banks Inc.                     79,856    5,030,928
            Synovus Financial Corp.                 76,781    2,068,288
            Union Planters Corp.                    36,412    1,301,729
            US Bancorp Inc.                        203,241    5,932,097
            Wachovia Corp.                          54,873    3,189,493
            Washington Mutual Inc.                 145,477    7,719,373
            Wells Fargo & Company                  461,170   25,681,404
                                                           ------------
                                                            190,508,815
                                                           ------------
         Beverages--2.33%
            Anheuser-Busch Companies Inc.          243,386   11,074,063
            Brown-Forman Corp. "B"                  18,470    1,228,255
            Coca-Cola Co.                          669,145   40,776,023
        *   Coca-Cola Enterprises Inc.             112,735    2,141,965
            Coors (Adolf) Company "B"               10,003      803,366
            PepsiCo Inc.                           389,605   19,309,798
                                                           ------------
                                                             75,333,470
                                                           ------------
         Biotechnology--0.86%
        +   Amgen Inc.                             278,742   17,822,067
            Applera Corp.-Applied Biosystems Group  56,733    5,336,448
        +   Biogen Inc.                             39,988    2,401,779
        +   Chiron Corp.                            51,620    2,297,090
                                                           ------------
                                                             27,857,384
                                                           ------------
         Building Materials--0.14%
            Masco Corp.                            120,443    3,093,880
            Vulcan Materials Co.                    27,248    1,304,498
                                                           ------------
                                                              4,398,378
                                                           ------------
         Chemicals--1.13%
            Air Products & Chemicals Inc.           61,830    2,535,030
            Ashland Inc.                            18,960      680,474
            Dow Chemical Co.                       183,033    6,703,584
            Du Pont (E.I.) de Nemours              281,420   13,596,104
            Eastman Chemical Co.                    20,711    1,009,661
            Engelhard Corp.                         34,520      703,345
            Great Lakes Chemical Corp.              13,575      504,820
            Hercules Inc.                           28,930      551,478
            PPG Industries Inc.                     45,624    2,112,962
            Praxair Inc.                            42,824    1,900,315
            Rohm & Haas Co. "A"                     59,282    2,152,678
            Sherwin-Williams Co.                    43,387    1,141,620
            Sigma-Aldrich Corp.                     20,748      815,656
            Union Carbide Corp.                     36,557    1,967,224
                                                           ------------
                                                             36,374,951
                                                           ------------
         Commercial Services--0.60%
            Block (H & R) Inc.                      24,704    1,022,128
        +   Cendant Corp.                          196,668    1,892,934
        +   Convergys Corp.                         41,599    1,884,955
        *   Deluxe Corp.                            19,610      495,545
        *   Donnelley (R.R.) & Sons Co.             32,943      889,461
            Ecolab Inc.                             34,299    1,481,288
            Equifax Inc.                            38,271    1,097,899
            McKesson HBOC Inc.                      76,669    2,751,650
            Moody's Corp.                           43,833    1,125,960
            Paychex Inc.                           100,434    4,883,603
        +   Quintiles Transnational Corp.           31,124      651,659
        +   Robert Half International Inc.          47,930    1,270,145
                                                           ------------
                                                             19,447,227
                                                           ------------


  The accompanying notes are an integral part of these financial statements.



38    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



        S&P 500 Index
        Master Portfolio                            Shares          Value
       ------------------------------------------------------------------
        COMMON STOCKS--(Continued)
       ------------------------------------------------------------------
        Computers--7.64%
       +   Apple Computer Inc.                        87,659 $  1,303,928
       +   Ceridian Corp.                             39,354      784,620
       +   Cisco Systems Inc.                      1,942,161   74,287,658
           Compaq Computer Corp.                     458,720    6,903,736
       +   Computer Sciences Corp.                    45,447    2,732,501
       +   Dell Computer Corp.                       698,011   12,171,567
           Electronic Data Systems Corp.             126,163    7,285,913
       +   EMC Corp.                                 590,418   39,262,797
       +   Gateway Inc.                               87,219    1,569,070
           Hewlett-Packard Co.                       533,570   16,840,803
           International Business Machines Corp.     473,443   40,242,655
       +   Lexmark International Group Inc. "A"       34,335    1,521,470
       +   NCR Corp.                                  26,030    1,278,724
       +   Network Appliance Inc.                     85,236    5,475,081
       +   Sapient Corp.                              32,694      390,285
       +   Sun Microsystems Inc.                     868,862   24,219,528
       +   Unisys Corp.                               84,424    1,234,701
       +   Veritas Software Corp.                    105,298    9,213,575
                                                             ------------
                                                              246,718,612
                                                             ------------
        Cosmetics/Personal Care--1.93%
           Alberto-Culver Co. "B"                     15,156      648,866
           Avon Products Inc.                         64,224    3,074,724
           Colgate-Palmolive Co.                     154,390    9,965,874
           Gillette Co.                              284,199   10,266,689
           International Flavors & Fragrances Inc.    26,389      536,027
           Kimberly-Clark Corp.                      143,986   10,178,370
           Procter & Gamble Co.                      351,786   27,593,214
                                                             ------------
                                                               62,263,764
                                                             ------------
        Distribution/Wholesale--0.22%
       +   Costco Wholesale Corp.                    120,694    4,820,217
           Genuine Parts Co.                          46,718    1,223,428
           Grainger (W.W.) Inc.                       25,347      925,165
                                                             ------------
                                                                6,968,810
                                                             ------------
        Diversified Financial Services--6.93%
           American Express Co.                      358,880   19,715,970
           Bear Stearns Companies Inc.                28,760    1,457,773
           Capital One Financial Corp.                53,158    3,498,461
           CIT Group Inc. (The)                       70,714    1,423,119
           Citigroup Inc.                          1,356,413   69,261,825
           Countrywide Credit Industries Inc.         30,845    1,549,961
           Fannie Mae                                271,787   23,577,522
           Franklin Resources Inc.                    65,788    2,506,523
           Freddie Mac                               187,588   12,920,124
           Household International Inc.              127,064    6,988,520
           Lehman Brothers Holdings Inc.              64,374    4,353,292
           MBNA Corp.                                229,838    8,489,641
           Merrill Lynch & Co. Inc.                  218,606   14,906,197
           Morgan (J.P.) & Co. Inc.                   43,284    7,163,502
           Morgan Stanley Dean Witter & Co.          302,376   23,963,298
           Price (T. Rowe) Group Inc.                 32,773    1,385,171
           Providian Financial Corp.                  77,208    4,439,460
           Schwab (Charles) Corp.                    373,299   10,592,359
           Stilwell Financial Inc.                    60,038    2,367,749
       *   USA Education Inc.                         44,351    3,015,868
                                                             ------------
                                                              223,576,335
                                                             ------------

                                                  Shares         Value
         -------------------------------------------------------------
         Electric--2.57%
         +*  AES Corp.                            123,745 $  6,852,379
             Allegheny Energy Inc.                 29,790    1,435,506
             Ameren Corp.                          37,076    1,717,082
             American Electric Power Inc.          86,829    4,037,548
         +*  Calpine Corp.                         76,020    3,425,651
             Cinergy Corp.                         42,969    1,509,286
             CMS Energy Corp.                      32,597    1,032,917
             Consolidated Edison Inc.              57,137    2,199,774
         `   Constellation Energy Group Inc.       40,673    1,832,827
             Dominion Resources Inc.               64,546    4,324,582
             DTE Energy Co.                        38,560    1,501,430
             Duke Energy Corp.                     99,504    8,482,716
             Edison International                  87,885    1,373,203
             Entergy Corp.                         60,091    2,542,600
             Exelon Corp.                          85,944    6,034,128
             FirstEnergy Corp.                     60,846    1,920,452
             FPL Group Inc.                        47,661    3,419,677
             GPU Inc.                              32,767    1,206,235
         +   Niagara Mohawk Holdings Inc.          43,287      722,352
             NiSource Inc.                         54,936    1,689,282
             PG&E Corp.                           104,512    2,090,240
             Pinnacle West Capital Corp.           22,869    1,089,136
             PP&L Resources Inc.                   39,091    1,766,425
             Progress Energy Inc.                  55,441    2,727,004
             Public Service Enterprise Group Inc.  57,793    2,810,185
             Reliant Energy Inc.                   79,444    3,440,918
             Southern Co.                         182,313    6,061,907
             TXU Corporation                       69,642    3,086,011
             Xcel Energy Inc.                      91,915    2,671,280
                                                          ------------
                                                            83,002,733
                                                          ------------
         Electrical Components & Equipment--0.39%
         +   American Power Conversion Corp.       52,536      650,133
             Emerson Electric Co.                 115,216    9,080,461
         *   Molex Inc.                            52,747    1,872,518
         +   Power-One Inc.                        21,140      831,066
                                                          ------------
                                                            12,434,178
                                                          ------------
         Electronics--0.76%
         +   Agilent Technologies Inc             122,221    6,691,600
             Johnson Controls Inc.                 23,173    1,204,996
             Millipore Corp.                       12,550      790,650
             Parker Hannifin Corp.                 31,437    1,387,158
             PerkinElmer Inc.                      13,472    1,414,560
         +   Sanmina Corp.                         40,918    3,135,342
         +   Solectron Corp.                      171,835    5,825,206
         *   Symbol Technologies Inc.              39,560    1,424,160
             Tektronix Inc.                        25,464      857,819
         +   Thermo Electron Corp.                 48,488    1,442,518
             Thomas & Betts Corp.                  15,653      253,383
                                                          ------------
                                                            24,427,392
                                                          ------------
         Engineering & Construction--0.02%
         +   Fluor Corp.                           20,409      674,784
                                                          ------------
         Environmental Control--0.17%
         +   Allied Waste Industries Inc.          53,109      773,400
             Waste Management Inc.                167,795    4,656,311
                                                          ------------
                                                             5,429,711
                                                          ------------
         Food--2.21%
             Albertson's Inc.                     113,551    3,009,102
             Archer-Daniels-Midland Co.           170,909    2,563,635
             Campbell Soup Co.                    113,591    3,933,088
             ConAgra Foods Inc.                   143,913    3,741,738
             General Mills Inc.                    76,322    3,401,099


  The accompanying notes are an integral part of these financial statements.



39    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



             S&P 500 Index
             Master Portfolio                  Shares         Value
            -------------------------------------------------------
             COMMON STOCKS--(Continued)
            -------------------------------------------------------
                Heinz (H.J.) Co.                93,628 $  4,441,478
                Hershey Foods Corp.             36,745    2,365,459
                Kellogg Co.                    109,503    2,874,454
            +   Kroger Co.                     222,137    6,011,583
                Quaker Oats Co.                 35,422    3,449,217
                Ralston Purina Group            82,774    2,162,471
            +   Safeway Inc.                   135,259    8,453,687
                Sara Lee Corp.                 224,963    5,525,654
                SUPERVALU Inc.                  35,681      495,074
                Sysco Corp.                    180,340    5,410,200
                Unilever NV--NY Shares         154,234    9,707,102
                Winn-Dixie Stores Inc.          37,681      730,069
                Wrigley (William Jr.) Co.       30,495    2,921,802
                                                       ------------
                                                         71,196,912
                                                       ------------
             Forest Products & Paper--0.46%
                Boise Cascade Corp.             15,546      522,734
                Georgia-Pacific Corp.           60,580    1,885,553
                International Paper Co.        129,866    5,300,156
                Louisiana-Pacific Corp.         28,087      284,381
                Mead Corp.                      27,097      850,168
                Potlatch Corp.                   7,722      259,170
                Temple-Inland Inc.              13,318      714,178
                Westvaco Corp.                  27,182      793,375
                Weyerhaeuser Co.                59,063    2,997,447
                Willamette Industries Inc.      29,592    1,388,975
                                                       ------------
                                                         14,996,137
                                                       ------------
             Gas--0.13%
                KeySpan Corp.                   36,383    1,541,730
                NICOR Inc.                      12,349      533,322
                ONEOK Inc.                       7,933      382,271
                Peoples Energy Corp.             9,565      428,034
                Sempra Energy                   55,125    1,281,656
                                                       ------------
                                                          4,167,013
                                                       ------------
             Hand/Machine Tools--0.06%
                Black & Decker Corp.            21,874      858,554
                Snap-On Inc.                    15,751      439,059
                Stanley Works (The)             23,180      722,926
                                                       ------------
                                                          2,020,539
                                                       ------------
             Health Care--3.16%
                Bard (C.R.) Inc.                13,767      641,026
                Bausch & Lomb Inc.              14,470      585,131
                Baxter International Inc.       79,351    7,007,685
                Becton Dickinson & Co.          68,305    2,365,061
                Biomet Inc.                     48,040    1,906,588
            +   Boston Scientific Corp.        109,427    1,497,782
            +   Guidant Corp.                   83,030    4,478,431
                HCA--The Healthcare Company    149,084    6,561,187
            +   Healthsouth Corp.              104,309    1,701,541
            +   Humana Inc.                     45,699      696,910
                Johnson & Johnson              375,118   39,410,835
            +   Manor Care Inc.                 27,629      569,848
                Medtronic Inc.                 324,222   19,574,903
            +   St. Jude Medical Inc.           22,905    1,407,226
                Stryker Corp.                   52,720    2,667,105
                Tenet Healthcare Corp.          85,498    3,799,317
                UnitedHealth Group Inc.         86,056    5,281,687
            +   Wellpoint Health Networks Inc.  16,800    1,936,200
                                                       ------------
                                                        102,088,463
                                                       ------------

                                                   Shares         Value
        ---------------------------------------------------------------
         Home Builders--0.05%
            Centex Corp.                            15,950 $    599,122
        *   Kaufman & Broad Home Corp.              11,567      389,663
            Pulte Corp.                                         465,792
                                                    11,041 ------------
                                                              1,454,577
                                                           ------------
         Home Furnishings--0.08%
            Leggett & Platt Inc.                    52,886    1,001,529
            Maytag Corp.                            20,724      669,644
            Whirlpool Corp.                         18,034      859,996
                                                           ------------
                                                              2,531,169
                                                           ------------
         Household Products/Wares--0.22%
            American Greetings Corp. "A"            17,176      162,099
            Avery Dennison Corp.                    29,728    1,631,324
            Clorox Co.                              63,593    2,257,551
            Fortune Brands Inc.                     41,718    1,251,540
        *   Newell Rubbermaid Inc.                  71,940    1,636,635
            Tupperware Corp.                        15,572      318,253
                                                           ------------
                                                              7,257,402
                                                           ------------
         Insurance--4.34%
        +   Aetna Inc.                              38,135    1,565,918
            AFLAC Inc.                              71,636    5,171,224
            Allstate Corp.                         197,398    8,599,150
            Ambac Financial Group Inc.              28,395    1,655,783
            American General Corp.                  67,912    5,534,828
            American International Group Inc.      628,067   61,903,854
            AON Corp.                               69,093    2,366,418
            Chubb Corp.                             47,246    4,086,779
            CIGNA Corp.                             41,490    5,489,127
            Cincinnati Financial Corp.              43,415    1,717,606
        *   Conseco Inc.                            87,774    1,157,520
            Hartford Financial Services Group Inc.  60,868    4,298,803
            Jefferson-Pilot Corp.                   27,823    2,079,769
            Lincoln National Corp.                  51,681    2,445,157
            Loews Corp.                             26,619    2,756,730
            Marsh & McLennan Companies Inc.         74,304    8,693,568
            MBIA Inc.                               26,516    1,965,499
            MetLife Inc.                           206,229    7,218,015
            MGIC Investment Corp.                   28,810    1,942,874
            Progressive Corporation                 19,758    2,047,423
            SAFECO Corp.                            34,489    1,133,826
            St. Paul Companies Inc.                 58,710    3,188,687
            Torchmark Corp.                         34,061    1,309,220
            UNUMProvident Corp.                     65,009    1,747,117
                                                           ------------
                                                            140,074,895
                                                           ------------
         Iron/Steel--0.05%
            Allegheny Technologies Inc.             21,745      345,202
            Nucor Corp.                             20,992      833,120
            USX-U.S. Steel Group Inc.               23,878      429,804
                                                           ------------
                                                              1,608,126
                                                           ------------
         Leisure Time--0.31%
            Brunswick Corp.                         23,519      386,594
            Carnival Corp. "A"                     157,679    4,858,484
            Harley-Davidson Inc.                    81,770    3,250,357
            Sabre Holdings Corp.                    34,886    1,504,459
                                                           ------------
                                                              9,999,894
                                                           ------------


  The accompanying notes are an integral part of these financial statements.



40    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



       S&P 500 Index
       Master Portfolio                             Shares          Value
      -------------------------------------------------------------------
       COMMON STOCKS--(Continued)
      -------------------------------------------------------------------
       Lodging--0.20%
      +   Harrah's Entertainment Inc.                 31,522 $    831,393
          Hilton Hotels Corp.                         99,377    1,043,458
      *   Marriott International Inc."A"              64,745    2,735,476
          Starwood Hotels & Resorts Worldwide Inc.    52,090    1,836,172
                                                             ------------
                                                                6,446,499
                                                             ------------
       Machinery--0.45%
          Briggs & Stratton Corp.                      5,828      258,618
          Caterpillar Inc.                            92,757    4,388,566
          Cummins Engine Company Inc.                 11,253      426,911
          Deere & Co.                                 63,260    2,898,099
          Dover Corp.                                 54,724    2,219,742
          Ingersoll-Rand Co.                          43,353    1,815,407
          McDermott International Inc.                16,299      175,214
          Rockwell International Corp.                49,453    2,355,199
                                                             ------------
                                                               14,537,756
                                                             ------------
       Manufacturers--5.74%
          Cooper Industries Inc.                      25,167    1,156,109
          Crane Co.                                   16,374      465,636
          Danaher Corp.                               38,309    2,619,378
          Eastman Kodak Co.                           80,917    3,186,107
          Eaton Corp.                                 18,851    1,417,360
      +   FMC Corp.                                    8,237      590,490
          General Electric Co.                     2,673,790  128,174,808
          Illinois Tool Works Inc.                    81,474    4,852,795
          ITT Industries Inc.                         23,730      919,537
          Minnesota Mining & Manufacturing Co.       106,482   12,831,081
          National Service Industries Inc.            10,994      282,408
          Pall Corp.                                  33,251      708,662
          Textron Inc.                                38,358    1,783,647
          Tyco International Ltd.                    471,925   26,191,837
                                                             ------------
                                                              185,179,855
                                                             ------------
       Media--3.43%
      +   America Online Inc.                        630,339   21,935,797
      +   Clear Channel Communications Inc.          157,745    7,640,773
      +   Comcast Corp. "A"                          243,587   10,169,757
          Dow Jones & Co. Inc.                        23,580    1,335,218
          Gannett Co. Inc.                            71,220    4,491,311
          Harcourt General Inc.                       19,719    1,127,927
      *   Knight Ridder Inc.                          19,794    1,125,784
          McGraw-Hill Companies Inc.                  52,648    3,086,489
          Meredith Corp.                              13,565      436,623
          New York Times Co. "A"                      43,940    1,760,346
          Time Warner Inc.                           359,396   18,774,847
          Tribune Co.                                 81,494    3,443,121
      +   Viacom Inc. "B"                            408,226   19,084,566
          Walt Disney Co. (The)                      562,493   16,277,141
                                                             ------------
                                                              110,689,700
                                                             ------------
       Metal Fabricate/Hardware--0.01%
          Timken Co.                                  16,230      245,479
          Worthington Industries Inc.                 23,154      186,679
                                                             ------------
                                                                  432,158
                                                             ------------
       Mining--0.52%
      *   Alcan Aluminium Ltd.                        87,206    2,981,355
          Alcoa Inc.                                 233,401    7,818,933

                                                   Shares         Value
         --------------------------------------------------------------
             Barrick Gold Corp.                    106,829 $  1,749,859
         +   Freeport-McMoRan Copper & Gold Inc.    40,178      344,024
             Homestake Mining Company               71,219      298,230
         +   Inco Ltd.                              48,949      820,385
             Newmont Mining Corp.                   45,459      775,644
             Phelps Dodge Corp.                     21,233    1,185,067
             Placer Dome Inc.                       88,365      850,513
                                                           ------------
                                                             16,824,010
                                                           ------------
         Office/Business Equipment--0.10%
             Pitney Bowes Inc.                      68,067    2,254,719
             Xerox Corp.                           180,122      833,064
                                                           ------------
                                                              3,087,783
                                                           ------------
         Oil & Gas Producers--5.83%
         *   Amerada Hess Corp.                     23,908    1,746,778
             Anadarko Petroleum Corp.               67,153    4,773,235
             Apache Corp.                           33,296    2,332,801
             Burlington Resources Inc.              58,092    2,933,646
             Chevron Corp.                         173,201   14,624,659
             Coastal Corp.                          58,300    5,148,619
             Conoco Inc.                           168,220    4,867,866
             Devon Energy Corp.                     34,670    2,113,830
             EOG Resources Inc.                     31,490    1,722,109
             Exxon Mobil Corp.                     937,998   81,547,201
             Kerr-McGee Corp.                       25,437    1,702,689
             Kinder Morgan Inc.                     30,850    1,609,984
         +   Nabors Industries Inc.                 39,700    2,348,255
             Occidental Petroleum Corp.             99,648    2,416,464
             Phillips Petroleum Co.                 68,915    3,919,541
         +   Rowan Companies Inc.                   25,469      687,663
             Royal Dutch Petroleum Co.-- NY Shares 578,651   35,044,551
             Sunoco Inc.                            22,912      771,848
             Texaco Inc.                           148,429    9,221,152
             Tosco Corp.                            39,073    1,326,040
         *   Transocean Sedco Forex Inc.            56,861    2,615,606
             Unocal Corp.                           65,603    2,538,016
             USX-Marathon Group Inc.                83,756    2,324,229
                                                           ------------
                                                            188,336,782
                                                           ------------
         Oil & Gas Services--0.63%
             Baker Hughes Inc.                      89,597    3,723,875
             Halliburton Co.                       119,396    4,328,105
             Schlumberger Ltd.                     154,516   12,351,623
                                                           ------------
                                                             20,403,603
                                                           ------------
         Packaging & Containers--0.06%
             Ball Corp.                              7,697      354,543
             Bemis Co.                              14,417      483,871
         +   Pactiv Corp.                           42,685      528,227
         +*  Sealed Air Corp.                       22,510      686,555
                                                           ------------
                                                              2,053,196
                                                           ------------
         Pharmaceuticals--9.71%
             Abbott Laboratories                   417,450   20,220,234
             Allergan Inc.                          35,489    3,435,779
         +   ALZA Corp.                             63,902    2,715,835
             American Home Products Corp.          353,642   22,473,949
             Bristol-Myers Squibb Co.              527,565   39,006,837
             Cardinal Health Inc.                   75,379    7,509,633
         +   Forest Laboratories Inc. "A"           23,640    3,141,165
         +   King Pharmaceuticals Inc.              45,550    2,354,366
             Lilly (Eli) and Company               304,156   28,305,518
         +   MedImmune Inc.                         56,850    2,711,034


  The accompanying notes are an integral part of these financial statements.



41    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



S&P 500 Index
Master Portfolio                      Shares          Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
    Merck & Co. Inc.                   622,267 $ 58,259,748
    Pfizer Inc.                      1,702,455   78,312,930
    Pharmacia Corporation              348,037   21,230,257
    Schering-Plough Corp.              394,528   22,389,464
+*  Watson Pharmaceuticals Inc.         27,705    1,418,150
                                               ------------
                                                313,484,899
                                               ------------
Pipelines--0.96%
    Dynegy Inc. "A"                     87,180    4,887,529
*   El Paso Energy Corp.                62,621    4,485,229
    Enron Corp.                        201,467   16,746,944
    Williams Companies Inc.            118,756    4,742,818
                                               ------------
                                                 30,862,520
                                               ------------
Retail--5.54%
+   AutoZone Inc.                       34,349      978,935
+   Bed Bath & Beyond Inc.              76,397    1,709,383
+   Best Buy Co. Inc.                   56,024    1,656,210
    Circuit City Stores Inc.            55,363      636,674
+   Consolidated Stores Corp.           30,012      318,878
    CVS Corp.                          105,736    6,337,552
    Darden Restaurants Inc.             32,221      737,055
    Dillards Inc. "A"                   24,928      294,462
*   Dollar General Corp.                88,843    1,676,912
+   Federated Department Stores Inc.    54,436    1,905,260
    Gap Inc.                           229,285    5,846,767
    Home Depot Inc.                    624,937   28,551,809
+   Kmart Corp.                        130,437      692,947
+   Kohls Corp.                         89,512    5,460,232
    Limited Inc.                       114,839    1,959,440
    Longs Drug Stores Corp.             10,155      244,989
*   Lowe's Companies Inc.              103,372    4,600,054
    May Department Stores Co.           80,303    2,629,923
    McDonald's Corp.                   353,866   12,031,444
    Nordstrom Inc.                      34,805      633,016
+   Office Depot Inc.                   80,282      572,009
    Penney (J.C.) Company Inc.          70,710      768,971
    RadioShack Corp.                    50,118    2,145,677
    Sears, Roebuck and Co.              90,188    3,134,033
+*  Staples Inc.                       122,544    1,447,551
+   Starbucks Corp.                     50,485    2,233,961
    Target Corp.                       241,613    7,792,019
    Tiffany & Co.                       39,351    1,244,475
    TJX Companies Inc.                  75,947    2,107,529
+*  Toys R Us Inc.                      54,996      917,746
+   Tricon Global Restaurants Inc.      39,523    1,304,259
    Walgreen Co.                       273,290   11,426,938
    Wal-Mart Stores Inc.             1,205,336   64,033,475
    Wendy's International Inc.          30,662      804,878
                                               ------------
                                                178,835,463
                                               ------------
Semiconductors--4.19%
+   Advanced Micro Devices Inc.         84,513    1,167,336
+   Altera Corp.                       106,992    2,815,227
+   Analog Devices Inc.                 96,540    4,941,641
+   Applied Materials Inc.             218,827    8,356,456
+   Applied Micro Circuits Corp.        80,000    6,003,750
+*  Broadcom Corp. "A"                  63,445    5,361,103
+   Conexant Systems Inc.               61,437      944,594
    Intel Corp.                      1,816,077   54,595,815
+   KLA-Tencor Corp.                    50,191    1,690,809
    Linear Technology Corp.             85,382    3,948,918

                                                    Shares          Value
       ------------------------------------------------------------------
       +*  LSI Logic Corp.                            86,155 $  1,472,389
       +   Maxim Integrated Products Inc.             76,769    3,670,518
       +   Micron Technology Inc.                    153,078    5,434,269
       +   National Semiconductor Corp.               48,132      968,657
       +*  Novellus Systems Inc.                      35,515    1,276,320
       +   QLogic Corp.                               24,710    1,902,670
       +   Teradyne Inc.                              47,094    1,754,252
           Texas Instruments Inc.                    466,814   22,115,313
       +   Vitesse Semiconductor Corp.                48,450    2,679,891
       +   Xilinx Inc.                                88,923    4,101,573
                                                             ------------
                                                              135,201,501
                                                             ------------
       Software--4.85%
           Adobe Systems Inc.                         64,874    3,774,856
           Autodesk Inc.                              15,621      420,791
           Automatic Data Processing Inc.            170,301   10,782,182
       +   BMC Software Inc.                          66,289      928,046
       +   BroadVision Inc.                           72,690      858,651
       +*  Citrix Systems Inc.                        49,929    1,123,403
           Computer Associates International Inc.    156,697    3,055,592
       +   Compuware Corp.                            98,510      615,688
           First Data Corp.                          106,631    5,618,121
           IMS Health Inc.                            79,227    2,139,129
       +   Intuit Inc.                                55,620    2,193,514
       +   Mercury Interactive Corp.                  21,839    1,970,970
       +   Microsoft Corp.                         1,438,869   62,410,943
       +   Novell Inc.                                88,506      461,891
       +   Oracle Corp.                            1,510,410   43,896,291
       +   Parametric Technology Corp.                73,497      987,616
       +   PeopleSoft Inc.                            77,065    2,865,855
       +   Siebel Systems Inc.                       115,858    7,849,380
       +*  Yahoo! Inc.                               150,622    4,544,548
                                                             ------------
                                                              156,497,467
                                                             ------------
       Telecommunication Equipment--3.10%
       +   ADC Telecommunications Inc.               208,227    3,774,108
       +   Andrew Corp.                               21,902      476,369
       +   Avaya Inc.                                 75,123      774,706
       +   Comverse Technology Inc.                   44,462    4,829,685
       +   JDS Uniphase Corp.                        259,531   10,819,199
           Lucent Technologies Inc.                  901,127   12,165,215
           Motorola Inc.                             589,407   11,935,492
           Nortel Networks Corp.                     835,842   26,799,184
       +   Palm Inc.                                 152,649    4,321,875
       +   QUALCOMM Inc.                             201,829   16,587,821
           Scientific-Atlanta Inc.                    43,553    1,418,195
       +   Tellabs Inc.                              110,702    6,254,663
                                                             ------------
                                                              100,156,512
                                                             ------------
       Telecommunications--2.56%
       +   Adaptec Inc.                               26,616      272,814
       +   Cabletron Systems Inc.                     49,627      747,507
           Corning Inc.                              248,114   13,103,521
       +   Global Crossing Ltd.                      238,948    3,419,943
       +   Nextel Communications Inc. "A"            205,551    5,087,387
       +   Qwest Communications International Inc.   446,893   18,322,613
       +*  Sprint Corp. (PCS Group)                  251,556    5,141,176
           Verizon Communications Inc.               728,348   36,508,444
                                                             ------------
                                                               82,603,405
                                                             ------------
       Telephone--3.23%
           Alltel Corp.                               84,380    5,268,476
           AT&T Corp.                              1,012,862   17,535,174
           BellSouth Corp.                           504,061   20,634,997


  The accompanying notes are an integral part of these financial statements.



42    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



          S&P 500 Index
          Master Portfolio                      Shares           Value
         -------------------------------------------------------------
          COMMON STOCKS--(Continued)
         -------------------------------------------------------------
             CenturyTel Inc.                     37,988 $    1,358,071
             SBC Communications Inc.            913,362     43,613,036
             Sprint Corp. (FON Group)           238,559      4,845,730
         +   WorldCom Inc.                      776,832     10,924,200
                                                        --------------
                                                           104,179,684
                                                        --------------
          Tobacco--0.86%
             Philip Morris Companies Inc.       600,048     26,402,112
             UST Inc.                            44,002      1,234,806
                                                        --------------
                                                            27,636,918
                                                        --------------
          Toys/Games/Hobbies--0.07%
             Hasbro Inc.                         46,530        494,381
             Mattel Inc.                        115,130      1,662,477
                                                        --------------
                                                             2,156,858
                                                        --------------
          Transportation--0.38%
             Burlington Northern Santa Fe Corp. 106,522      3,015,904
             CSX Corp.                           58,579      1,519,393
         +   FedEx Corp.                         76,979      3,076,081
             Norfolk Southern Corp.             103,489      1,377,697
             Union Pacific Corp.                 66,851      3,392,688
                                                        --------------
                                                            12,381,763
                                                        --------------
          Trucking & Leasing--0.01%
             Ryder System Inc.                   16,205        269,408
                                                        --------------
          TOTAL COMMON STOCKS
             (Cost: $2,709,715,389)                      3,167,067,448
                                                        --------------

                                           Face Amount           Value
----------------------------------------------------------------------
SHORT TERM INSTRUMENTS--1.54%
----------------------------------------------------------------------
+++ Federal Home Loan Mortgage Corporation
     Discount Note 6.51%, 01/16/01         $ 2,797,620 $    2,797,620
+++ Goldman Sachs Financial Square Prime
     Obligation Fund                         8,755,795      8,755,795
+++ Providian Temp Cash Money Market Fund   10,101,664     10,101,664
+++ Short Term Investment Company Liquid
     Assets Portfolio                       19,231,511     19,231,511
++  U.S. Treasury Bill 5.57%,** 03/22/01     9,050,000      8,937,002
                                                       --------------
    TOTAL SHORT TERM INSTRUMENTS
      (Cost: $49,819,915)                                  49,823,592
                                                       --------------

REPURCHASE AGREEMENT--0.35%
----------------------------------------------------------------------
    Investors Bank & Trust Tri Party
     Repurchase Agreement, dated
     12/29/00, due
     01/02/01, with a maturity value of
     $11,363,024 and an effective yield of
     5.73%                                  11,355,794     11,355,794
                                                       --------------
    TOTAL REPURCHASE AGREEMENT
      (Cost: $11,355,794)                                  11,355,794
                                                       --------------
    TOTAL INVESTMENTS IN SECURITIES--
    100.00%
      (Cost: $2,770,891,098)                            3,228,246,834
                                                       --------------
    Other Liabilities Less Assets--0.00%                     (157,151)
                                                       --------------
    NET ASSETS--100.00%                                $3,228,089,683
                                                       ==============

Notes to the Schedule of Investments:
  * Denotes all or part of security on loan. See Note 4.
 ** Yield to Maturity.
  + Non-income earning securities.
 ++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1. +++ Represents investment of collateral received from securities lending transactions. See Note 4.


  The accompanying notes are an integral part of these financial statements.



43    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



    U.S. Equity Index
    Master Portfolio                               Value
--------------------------------------------------------
    MASTER PORTFOLIOS--100.01%
--------------------------------------------------------
      Extended Index Master Portfolio      $121,031,520
      S&P 500 Index Master Portfolio        452,502,265
                                           ------------
    TOTAL MASTER PORTFOLIOS                 573,533,785
                                           ------------
    TOTAL INVESTMENTS--100.01%              573,533,785
    Other Liabilities Less Assets--(0.01%)      (80,789)
                                           ------------
    NET ASSETS--100.00%                    $573,452,996
                                           ============


  The accompanying notes are an integral part of these financial statements.



44    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Assets and Liabilities                         December 31, 2000



                                                                  Extended    S&P 500 Index   U.S. Equity
                                                                Index Master      Master      Index Master
                                                                 Portfolio      Portfolio      Portfolio

-----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                        $  234,681,017 $2,770,891,098 $           --
   Investments, at market value (Note 1)                          215,233,839  3,228,246,834             --
   Investments in Master Portfolios, at market value (Note 1)              --             --    573,533,785
   Receivables:
       Investment securities sold                                   1,492,790     45,101,153             --
       Dividends and interest                                         260,973      2,852,727             --

-----------------------------------------------------------------------------------------------------------
   Total Assets                                                   216,987,602  3,276,200,714    573,533,785

-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
       Investment securities purchased                                142,173      5,992,072             --
       Due to broker -- variation margin                               75,900        793,723             --
       Collateral for securities loaned (Note 4)                   17,436,147     40,886,590             --
       Due to BGFA (Note 2)                                            45,813        438,646         40,395
       Due to BGI and Stephens (Note 2)                                36,387             --         40,394

-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                               17,736,420     48,111,031         80,789

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $  199,251,182 $3,228,089,683 $  573,452,996

-----------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.



45    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Operations                  For the Year Ended December 31, 2000



                                                                          Extended     S&P 500 Index     U.S. Equity
                                                                        Index Master       Master       Index Master
                                                                          Portfolio      Portfolio        Portfolio

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Dividends+                                                           $  1,917,892  $    43,710,718  $   6,860,471*
   Interest++                                                                518,317        6,026,454      1,100,151*
   Expenses allocated from Master Portfolios (See Note 1)                         --               --       (407,544)*

----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 2,436,209       49,737,172      7,553,078

----------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 2):
   Advisory fees                                                             189,177        1,961,851         64,174
   Administration fees                                                        47,294               --         64,174

----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                            236,471        1,961,851        128,348

----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      2,199,738       47,775,321      7,424,730

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on sale of investments                               22,795,290      862,950,326     59,576,383*
   Net realized loss on sale of futures contracts                         (1,044,395)      (8,196,362)            --
   Net change in unrealized appreciation (depreciation) of investments   (63,860,394)  (1,234,235,819)  (134,383,317)*
   Net change in unrealized depreciation of futures contracts               (233,850)     (10,595,675)            --

----------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                  (42,343,349)    (390,077,530)   (74,806,934)

----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(40,143,611) $  (342,302,209) $ (67,382,204)

----------------------------------------------------------------------------------------------------------------------
 + Net of foreign withholding tax of:                                           $306          $40,582         $4,281
++ Interest income includes securities lending income of:                    $48,649         $112,736             --

----------------------------------------------------------------------------------------------------------------------
 * Allocated from Master Portfolios



  The accompanying notes are an integral part of these financial statements.


46   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

 Statements of Changes in Net Assets

                                                                          Extended Index Master Portfolio
                                                                          -------------------------------
                                                                              For the         For the
                                                                             Year Ended     Period Ended
                                                                            December 31,    December 31,
                                                                                2000           1999*

---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                                                    $   2,199,738   $  1,614,308
   Net realized gain                                                           21,750,895      9,035,857
   Net change in unrealized appreciation (depreciation)                       (64,094,244)    44,735,266

---------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting From Operations            (40,143,611)    55,385,431
---------------------------------------------------------------------------------------------------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                                              163,481,883    215,020,329
   Withdrawals                                                               (126,543,641)   (67,949,209)
---------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Interestholder Transactions       36,938,242    147,071,120
---------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                              (3,205,369)   202,456,551

NET ASSETS:
   Beginning of period                                                        202,456,551             --

---------------------------------------------------------------------------------------------------------
   End of period                                                            $ 199,251,182   $202,456,551

---------------------------------------------------------------------------------------------------------

* For the period from March 1, 1999 (commencement of operations) to December 31, 1999.



  The accompanying notes are an integral part of these financial statements.


47   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

                                              S&P 500 Index Master Portfolio           U.S. Equity Index Master Portfolio
                                    -------------------------------------------------- ----------------------------------
                                      For the Year    For the Period    For the Year     For the Year        For the
                                         Ended            Ended            Ended             Ended         Period Ended
                                      December 31,     December 31,     February 28,     December 31,      December 31,
                                          2000            1999*             1999             2000             1999**

-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
   Net investment income            $    47,775,321  $    52,303,458  $    43,674,276    $    7,424,730    $    6,926,814
   Net realized gain                    854,753,964      170,279,517      181,973,840        59,576,383        12,004,089
   Net change in unrealized
     appreciation (depreciation)     (1,244,831,494)     562,095,831      250,798,350      (134,383,317)      107,291,149

-------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)
     in Net Assets Resulting
     From Operations                   (342,302,209)     784,678,806      476,446,466       (67,382,204)      126,222,052

-------------------------------------------------------------------------------------------------------------------------
INTERESTHOLDER
TRANSACTIONS:
   Contributions                      1,599,306,476    1,849,624,688    2,288,411,987       187,750,902       556,993,587
   Withdrawals                       (2,856,439,610)  (1,493,871,246)  (1,431,828,889)     (230,131,341)               --

-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
  in Net Assets Resulting
  From Interestholder
  Transactions                       (1,257,133,134)     355,753,442      856,583,098       (42,380,439)      556,993,587

-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets    (1,599,435,343)   1,140,432,248    1,333,029,564      (109,762,643)      683,215,639
NET ASSETS:
   Beginning of period                4,827,525,026    3,687,092,778    2,354,063,214       683,215,639                --

-------------------------------------------------------------------------------------------------------------------------
   End of period                    $ 3,228,089,683  $ 4,827,525,026  $ 3,687,092,778    $  573,452,996    $  683,215,639

-------------------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31,1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
** For the period from March 1, 1999 (commencement of operations) to December
   31, 1999.
  The accompanying notes are an integral part of these financial statements.


48   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Notes to Financial Statements



1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the Extended Index, S&P 500 Index and U.S Equity Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security Valuation

The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

The U.S. Equity Index Master Portfolio seeks to achieve its investment objective by investing all of its assets in the Extended Index and S&P 500 Index Master Portfolios. The value of the U.S. Equity Index Master Portfolio's investment in the Extended Index and S&P 500 Index Master Portfolios reflects the U.S. Equity Index Master Portfolio's interest in the net assets of these Master Portfolios (60.74% and 0.14%, respectively, as of December 31, 2000).

  Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolios do not amortize premiums on securities purchased.



49    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

The U.S. Equity Index Master Portfolio records daily, its proportionate interest in the net investment income and unrealized and realized capital gains and losses of the Extended Index and S&P 500 Index Master Portfolios. The expenses allocated from Master Portfolios on the Statement of Operations include Advisory and Administration fees of $376,095 and $31,449, respectively allocated from the Extended Index and S&P 500 Index Master Portfolios.

  Federal Income Taxes

MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  Futures Contracts

The Extended Index and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Extended Index and S&P 500 Index Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Extended Index and S&P 500 Index Master Portfolios as unrealized gains or losses. When the contract is closed, the Extended Index and S&P 500 Index Master Portfolios records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Extended Index and S&P 500 Index Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.



50   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

At December 31, 2000, the open long futures contracts outstanding were as follows:

                                                                                 Net Unrealized
                                Number of   Futures    Expiration    Notional    Appreciation/
Master Portfolio                Contracts    Index        Date    Contract Value  Depreciation

-----------------------------------------------------------------------------------------------
Extended Index Master Portfolio        14 Russell 2000   03/16/01    $ 3,421,600     $  88,200
S&P 500 Index Master Portfolio         55      S&P 500   03/16/01     18,356,250      (723,100)

-----------------------------------------------------------------------------------------------

The Extended Index and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a face amount of $1,100,000 and $9,050,000, respectively.

  Repurchase Agreements

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Schedule of Investments. The advisor to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

The repurchase agreements entered into on December 29, 2000 by the Extended Index and S&P 500 Index Master Portfolios were fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 08/15/02 and aggregate market values of $2,539,131 and $11,592,589, respectively.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.08%, 0.05% and 0.01% of the average daily net assets of the Extended Index, S&P 500 Index and U.S. Equity Index Master Portfolios, respectively, as compensation for advisory services.

Investors Bank & Trust Company ("IBT'') serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI'') for its services as sub-administrator of each Master Portfolio. Beginning on February 22, 2001, IBT will be entitled to receive custodial fees from the Extended Index and U.S. Equity Index Master Portfolios.

Stephens Inc. ("Stephens'') is the sponsor and placement agent for the Master Portfolios.



51   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% and 0.01% of the average daily net assets of the Extended Index and U.S. Equity Index Master Portfolios. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3. Investment Portfolio Transactions

Purchases and sales of investments (excluding short-term investments) for each of the Master Portfolios for the period ended December 31, 2000 were as follows:

                                U.S. Government Obligations      Other Securities
                                --------------------------- ---------------------------
Master Portfolio                   Purchases       Sales     Purchases       Sales

---------------------------------------------------------------------------------------
Extended Index Master Portfolio              --          -- $124,813,820 $   86,046,369
S&P 500 Index Master Portfolio               --          --  399,446,810  1,508,761,551

---------------------------------------------------------------------------------------

As of December 31, 2000 the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                           Net Unrealized
                                                Unrealized    Unrealized    Appreciation
Master Portfolio                   Tax Cost    Appreciation  Depreciation  (Depreciation)

-----------------------------------------------------------------------------------------
Extended Index Master Portfolio $  235,787,351 $ 41,510,196 $ (62,063,708)  $(20,553,512)
S&P 500 Index Master Portfolio   2,777,752,970  787,496,946  (337,003,082)   450,493,864

-----------------------------------------------------------------------------------------

4. Portfolio Securities Loaned

As of December 31, 2000, certain Master Portfolios had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The value of the securities on loan at December 31, 2000 and the value of the related collateral were as follows:

                                 Value of    Value of
Master Portfolio                Securities  Collateral

-------------------------------------------------------
Extended Index Master Portfolio $16,571,977 $17,436,147
S&P 500 Index Master Portfolio   39,952,214  40,886,590

-------------------------------------------------------


52    Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

5. Financial Highlights

The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolios were as follows:

                                  For the      For the      For the      For the      For the      For the
                                 Year Ended  Period Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                December 31, December 31, February 28, February 28, February 28, February 29,
                                    2000         1999         1999         1998         1997         1996

-------------------------------------------------------------------------------------------------------------
Extended Index Master Portfolio
 Ratio of expenses to average
   net assets+                        0.10%       0.10%*          N/A          N/A          N/A          N/A
 Ratio of net investment income
   to average net assets+             0.93%       1.26%*          N/A          N/A          N/A          N/A
 Portfolio turnover rate                38%         17%*          N/A          N/A          N/A          N/A
 Total return                       (14.53)%    36.30%++          N/A          N/A          N/A          N/A
S&P 500 Index Master Portfolio
 Ratio of expenses to average
   net assets+                        0.05%       0.05%**        0.05%        0.05%        0.05%        0.05%
 Ratio of net investment income
   to average net assets+             1.22%       1.44%**        1.61%        1.89%        2.31%        2.68%
 Portfolio turnover rate                10%          7%**          11%           6%           4%           2%
 Total return                        (9.19)%    19.82%++        19.65%       34.77%       25.97%       34.50%
U.S. Equity Index Master
  Portfolio
 Ratio of expenses to average
   net assets#+                       0.08%       0.08%*          N/A          N/A          N/A          N/A
 Ratio of net investment income
   to average net assets#+            1.13%       1.39%*          N/A          N/A          N/A          N/A
 Portfolio turnover rate                17%          9%*          N/A          N/A          N/A          N/A
 Total return                       (10.54)%    21.40%++          N/A          N/A          N/A          N/A

-------------------------------------------------------------------------------------------------------------

* Period from March 1, 1999 (commencement of operations) to December 31, 1999. ** For the ten months ended December 31, 1999. The S&P 500 Index Master
   Portfolio changed its fiscal year end from February 28 to December 31.
+ Annualized for periods of less than one year.
++ Not annualized.
# Includes expenses allocated from the Master Portfolios of MIP in which this Master Portfolio invests (see Note 1).

6. Change In Accounting Policy

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change premiums on fixed income securities and also the presentation of the Master Portfolios' financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolios.


53   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

 Independent Auditors' Report


To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Extended Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Equity Master Portfolio, three portfolios of Master Investment Portfolio (the Portfolios), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999 and for each of the years in the four-year period ended February 29, 1999. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe the our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Master Investment Portfolio as of December 31, 2000, the results of their operations, the changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG
San Francisco, California
February 9, 2001


54   Smith Barney U.S. 5000 Index Fund   |  2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                             U.S. 5000 INDEX FUND



          TRUSTEES                    ADMINISTRATOR
          Herbert Barg                SSB Citi Fund Management LLC
          Alfred J. Bianchetti
          Martin Brody                DISTRIBUTOR
          Dwight B. Crane             Salomon Smith Barney Inc.
          Burt N. Dorsett
          Elliot S. Jaffe             CUSTODIAN
          Stephen E. Kaufman          Investors Bank and Trust Company
          Joseph J. McCann
          Heath B. McLendon, Chairman TRANSFER AGENT
          Cornelius C. Rose, Jr.      Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
          OFFICERS                    New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     Boston Financial Data Services
                                      P.O. Box 9083
          Lewis E. Daidone            Boston, MA 02205-9083
          Senior Vice President
          and Treasurer

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney U.S. 5000 Index Fund





 This report is submitted for the general information of the shareholders of Smith Barney U.S. 5000 Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY U.S. 5000 INDEX FUND
 Smith Barney Mutual Funds
 388 Greenwich Street, MF-2
 New York, New York 10013

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



[LOGO] Salomon Smith Barney

 A member of the Citigroup

 Salomon Smith Barney is a service mark of Salomon
 Smith Barney Inc.

 FD02248 2/01
 FD02248 2/01



                                    (LOGO)

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FDXXXX X9/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            U.S. 5000 INDEX SHARES
          A Class of Shares of the Smith Barney U.S. 5000 Index Fund

--------------------------------------------------------------------------------

            RESEARCH SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2000

                               [LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

              Research Series
       [GRAPHIC OF Graphic]

      Annual Report . December 31, 2000

      SMITH BARNEY U.S. 5000
      INDEX FUND

      BARCLAYS GLOBAL FUND ADVISORS

      Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market Index (Wilshire 5000 Index). The Fund invests all of its assets in a "Master Portfolio" representing a sampling of securities similar to the Wilshire 5000 Index, a capitalization-weighted index of over 7,000 U.S. equity securities for which daily pricing is available.

What's Inside

     Letter from the Chairman of the Smith Barney U.S. 5000 Index Fund  1
     Portfolio Environment and Outlook................................  3
     Smith Barney U.S. 5000 Index Fund
     Historical Performance...........................................  5
     Growth of $10,000................................................  6
     Statement of Assets and Liabilities..............................  7
     Statement of Operations..........................................  8
     Statements of Changes in Net Assets..............................  9
     Notes to Financial Statements.................................... 10
     Financial Highlights............................................. 12
     Tax Information.................................................. 12
     Independent Auditors' Report..................................... 13
     Master Investment Portfolio
     Schedules of Investments......................................... 14
     Statements of Assets and Liabilities............................. 46
     Statements of Operations......................................... 47
     Statements of Changes in Net Assets.............................. 48
     Notes to Financial Statements.................................... 50
     Independent Auditors' Report..................................... 55

[LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                         Dear Shareholder:

                         We are pleased to present the annual report for the Smith Barney U.S. 5000 Index Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

                         The Fund seeks to offer long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market(R) ("Index"). The Index is an unmanaged capitalization-weighted index of over 7,000 U.S. equity securities and consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ Stock Market for which daily pricing is available./1/ The Index is comprised of the stocks in the Standard & Poor's 500 Stock Index ("S&P 500"),/2/ except for a small number of foreign stocks that represent approximately 3% of the S&P 500, and the stocks in the Wilshire 4500 Index./3/ Barclays Global Fund Advisors ("BGFA") manages the assets of the Master Portfolio.

The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund does not buy individual securities directly. Instead, it invests all of its assets in the U.S. Equity Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), rather than directly in a portfolio of securities. MIP is a registered open-end management investment company.

The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Index. In order to do this, the Master Portfolio invests substantially all of its assets in two other Master Portfolios of MIP -- the Extended Index Master Portfolio (which invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index) and the S&P 500 Index Master Portfolio (which invests substantially all of its assets in stocks comprising the S&P 500 Index). The Master Portfolio's assets will be invested in the Extended Index Master Portfolio and the S&P 500 Index Master Portfolio ("Underlying Portfolios") in proportions adjusted periodically to approximate the capitalization range of the Wilshire 5000 Index. Please note that an investor cannot invest directly in an index.

--------
1 Please note that the Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.
3 The Wilshire 4500 Index measures the performance of all small- and mid-cap stocks. It is constructed using the Wilshire 5000 securities with the companies in the S&P 500 removed.


  1    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

                               [PHOTO OF [PHOTO]

HEATH B. MCLENDON

Chairman]

HEATH B. MCLENDON
CHAIRMAN

The Master Portfolio follows an indexed or "passively managed" approach to investing. BGFA determines which proportion of the U.S. Equity Index Master Portfolio's assets will be invested in each Underlying Portfolio to match, to the extent feasible, the capitalization range and returns of the Wilshire 5000 Index. In turn, the Underlying Portfolios determine which securities are to be purchased or sold to match or sample their respective benchmarks. This means that BGFA does not evaluate individual companies to identify attractive investment candidates. Instead, BGFA attempts to mirror the composition of the Wilshire 5000 Index as closely as possible by adjusting the Master Portfolio periodically to reflect the companies included in the index and their weightings.

Thank you for your investment in the Smith Barney U.S. 5000 Index Fund.

Sincerely,

/s/ McLendon

Heath B. McLendon
Chairman

January 5, 2001



  2    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

PORTFOLIO ENVIRONMENT AND OUTLOOK

For the year ended December 31, 2000, Smith Barney U.S. 5000 Index Shares (referred to as Class A Shares prior to September 5, 2000) produced a total return of negative 9.08%. In comparison, the Wilshire 5000 Index ("Index") returned negative 10.73% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, we expect to slightly lag the Index's returns, since the Fund has fees and expenses that the Index does not. In addition, the Master Portfolio does not mirror the Index exactly because, unlike the Index, the Master Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

To a large degree, the performance of the Wilshire 5000 Index over the past year reflected broader trends in the U.S. economy. When the U.S. economy was growing robustly during the first half of 2000, the stock market also generally grew. The market leaders early in this period were the growth/1 /stocks that many investors expected would benefit most from a strong economy. However, the Federal Reserve Board ("Fed") continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times for a total increase of 1%, in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors sold growth stocks amid growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value/2 /stocks that they believed were selling at more reasonable prices relative to their earnings.

These shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile year for the U.S. stock market. In fact, performance was widely divergent between large capitalization stocks and mid capitalization stocks, with mid-cap stocks providing far better returns. That's mainly because many investors, in their search for share price appreciation, turned away from the largest, best known and most highly valued companies and toward smaller, lesser known companies. Within the small-capitalization arena, performance was widely divergent between growth sectors, such as technology, and value sectors, such as energy and healthcare. Investors turned away from the seemingly overvalued technology stocks and moved assets into sectors deemed to have more reasonable valuations.

Perhaps one of the most notable stock market trends of 2000 was the sharp decline in the shares of many technology and telecommunications companies that were previously stock market leaders. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index/3/ fell nearly 50% between its March 2000 high and its December 2000 low. Many analysts attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."/4/

--------
1 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.
2 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.
4 The New Economy represents those companies in the technology, telecommunications, and Internet sectors.


  3    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

During 1999, many investors bid up the prices of these stocks to such extremely high valuations that some investment professionals thought this was a speculative bubble just waiting to burst. Among the beneficiaries of this early investor enthusiasm for technology were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day become industry leaders. During this period of technology dominance, small-capitalization stocks had higher returns than their large-cap counterparts.

The enthusiasm for technology stocks continued into the first quarter of 2000, while other areas of the stock market languished. For example, value-oriented industry groups such as healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest.

By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such old school fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including financial services companies and healthcare providers. In addition, investors favored energy stocks because of the positive effects on corporate earnings from rising crude oil prices.

Despite a summer rally, technology stocks again declined in November and December 2000, triggering a "flight to quality" that mainly benefited high-quality bonds and relatively defensive, value-oriented stocks. Indeed, by the end of December, many beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors. On the other hand, the traditional value-oriented sectors continued to attract more capital, benefiting consumer and healthcare stocks. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.

The moderation in U.S. growth has intensified heading into the new year. The sharp fourth-quarter sell-off in equities has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could undermine confidence further as the job market falters. Fed policy has reversed course quickly, freed up by increasing evidence that inflation risks have faded. And while the risks to the broad stock market remain real, we think that the recent Fed rate cut should trigger a strong recovery during the second half of 2001 in the U.S. The broad stock market should begin to perform better later in the year due to improving economic conditions.


  4    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Historical Performance -- Smith Barney U.S. 5000 Index Shares/(1)/



                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions Returns/(2)/

 -----------------------------------------------------------------------------
 12/31/00                  $11.64  $10.52     $0.05         $0.01     (9.08)%

 -----------------------------------------------------------------------------
 Inception* -- 12/31/99     10.00   11.64      0.00          0.00    16.40+

 -----------------------------------------------------------------------------
  Total                                       $0.05         $0.01

 -----------------------------------------------------------------------------

 Average Annual Total Returns

                             Without Sales Charges/(2)/ With Sales Charges/(3)/

 ------------------------------------------------------------------------------
 Year Ended 12/31/00                           (9.08)%                 (9.08)%

 ------------------------------------------------------------------------------
 Inception* through 12/31/00                    4.82                    4.82

 ------------------------------------------------------------------------------

 Cumulative Total Return

                                         Without Sales Charges/(2)/

             ------------------------------------------------------
             Inception* through 12/31/00                     5.83%

             ------------------------------------------------------

(1) Effective September 5, 2000, Class A shares were renamed Smith Barney U.S. 5000 Index shares ("SB shares").
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 0.75% redemption fee. Effective September 5, 2000, SB shares will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for SB shares is October 18, 1999.


  5    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in SB Shares of the
Smith Barney U.S. 5000 Index Fund vs. Wilshire 5000 Index+

--------------------------------------------------------------------------------

                         October 1999 -- December 2000

[LINE CHART]

           SB U.S. 5000 Index Fund       Wilshire 5000 Index

Oct 18, 1999       10000                         10000

Dec 31,1999        11640                         11120

Mar 31, 2000       12270                         11545

Jun 30, 2000       11726                         11044

Aug 30, 2000       11766                         11070

Dec 31, 2000       10583                          9927



+ Hypothetical illustration of $10,000 invested in SB shares on October 18, 1999 (inception date), assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Wilshire 5000 Index is a capitalization-weighted index of over 7,000 U.S. equity securities and consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market for which daily pricing is available. The Wilshire 5000 is comprised of stocks in the Standard & Poor's 500 Index ("S&P 500") except for a small number of foreign stocks that represent approximately 3% of the S&P 500, and the stocks in the Wilshire 4500 Index. An investor cannot invest directly in an index. The performance of the Fund's Citi shares may be greater or less than the SB shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  6    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND

   Statement of Assets and Liabilities                         December 31, 2000

ASSETS:
   Investment in Master Portfolio, at value (Note 1)         $ 7,666,270
   Receivable for Fund shares sold                               106,359
   Receivable from Administrator                                 111,849

-------------------------------------------------------------------------
   Total Assets                                                7,884,478

-------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                       4,955
   Dividends payable                                               1,029
   Accrued expenses                                               79,900

-------------------------------------------------------------------------
   Total Liabilities                                              85,884

-------------------------------------------------------------------------
Total Net Assets                                             $ 7,798,594

-------------------------------------------------------------------------
NET ASSETS:
   Paid in capital                                           $ 8,865,409
   Undistributed net investment income                                44
   Accumulated net realized loss from security transactions      (23,087)
   Net unrealized depreciation of investments                 (1,043,772)

-------------------------------------------------------------------------
Total Net Assets                                             $ 7,798,594

-------------------------------------------------------------------------
Shares Outstanding:
   SB Shares                                                     741,407

------------------------------------------------------------------------
   Citi Shares                                                       241

------------------------------------------------------------------------
Net Asset Value:
   SB Shares*                                                     $10.52

------------------------------------------------------------------------
   Citi Shares*                                                   $10.56

-------------------------------------------------------------------------

* Redemption price is NAV for shares purchased prior to September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 0.75% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase (See Note 2).


                      See Notes to Financial Statements.



  7    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND



 Statement of Operations                   For the Year Ended December 31, 2000

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
   Dividends                                                             $    63,897
   Interest                                                                    8,929
   Less: Expenses (Note 2)                                                    (5,165)

-------------------------------------------------------------------------------------
   Net Investment Income Allocated From Master Portfolio                      67,661

-------------------------------------------------------------------------------------
EXPENSES:
   Shareholder communications                                                 78,430
   Registration fees                                                          36,500
   Shareholder servicing fees                                                 24,712
   Fund accounting and administration fees (Note 2)                           19,413
   Audit and legal                                                            15,022
   Administration fees (Note 2)                                                9,296
   Distribution plan fees (Note 2)                                            12,311
   Trustees and meeting fees                                                   2,727
   Other                                                                      31,927

-------------------------------------------------------------------------------------
   Total Expenses                                                            230,338

-------------------------------------------------------------------------------------
   Less: Administration fee waiver (Note 2)                                   (9,296)
       Expense reimbursement by Administrator (Note 2)                      (184,346)

-------------------------------------------------------------------------------------
   Total Waivers and Reimbursements                                         (193,642)

-------------------------------------------------------------------------------------
   Net Expenses                                                               36,696

-------------------------------------------------------------------------------------
Net Investment Income                                                         30,965

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
   Realized Gain From:
     Security transactions                                                     6,535

-------------------------------------------------------------------------------------
   Net Realized Gain                                                           6,535

-------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                        60,416
     End of year                                                          (1,043,772)

-------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                (1,104,188)

-------------------------------------------------------------------------------------
Net Loss on Investments                                                   (1,097,653)

-------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(1,066,688)

-------------------------------------------------------------------------------------



                      See Notes to Financial Statements.



  8    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Statements of Changes in Net Assets
For the Year Ended December 31, 2000
and the Period Ended December 31, 1999(a)

                                                                       2000        1999

-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    30,965  $      668
   Net realized gain on sale of investments                              6,535       1,693
   Increase (decrease) in net unrealized appreciation               (1,104,188)     60,416

-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                (1,066,688)     62,777

-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (35,676)         --
   Net realized gain                                                    (9,651)         --

-------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distribution to Shareholders            (45,327)         --

-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares                                 10,269,563   1,255,489
   Net asset value of shares issued for reinvestment of dividends       44,259          --
   Cost of shares reacquired                                        (2,689,778)    (31,701)

-------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               7,624,044   1,223,788

-------------------------------------------------------------------------------------------
Increase in Net Assets                                               6,512,029   1,286,565

NET ASSETS
   Beginning of year                                                 1,286,565          --

-------------------------------------------------------------------------------------------
   End of year*                                                    $ 7,798,594  $1,286,565

-------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                         $44        $883

-------------------------------------------------------------------------------------------

(a) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.


                      See Notes to Financial Statements.



  9    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney U.S. 5000 Index Fund ("Fund") is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests all of its investable assets in the U.S. Equity Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 2000, the value of the Fund's investment in the Master Portfolio was 1.34% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income and accumulated net realized loss amounting to $3,804 and $(21,596), respectively was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, which, in turn, is a subsidiary of Citigroup, Inc. ("Citigroup") acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.23% of the Fund's average daily net assets. This management fee includes an investment


 10    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders
management and administration fee payable by the Master Portfolio (0.08% of the Master Portfolio's average daily net assets); and an administration fee (0.15% of the Fund's average daily net assets) payable by the Fund. This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived all of its administration fees and agreed to reimburse expenses of $184,346.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 5, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2000, the Fund paid transfer agent fees of $1,825 and $9,000 to CFTC and BFDS, respectively.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services to the Fund.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney U.S. 5000 Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:

                                                 Year Ended           Period Ended
                                             December 31, 2000*    December 31, 1999+
                                           ---------------------- --------------------
SB Shares                                   Shares      Amount     Shares    Amount

--------------------------------------------------------------------------------------
Shares sold                                 877,396  $10,266,770  113,327  $1,255,489
Shares issued on reinvestment of dividends    4,179       44,250       --          --
Shares reacquired                          (250,659)  (2,689,641)  (2,836)    (31,701)

--------------------------------------------------------------------------------------
Net Increase                                630,916  $ 7,621,379  110,491  $1,223,788

--------------------------------------------------------------------------------------

Citi Shares

--------------------------------------------------------------------------------------
Shares sold                                     252  $     2,793       --          --
Shares issued on reinvestment of dividends        1            9       --          --
Shares reacquired                               (12)        (137)      --          --

--------------------------------------------------------------------------------------
Net Increase                                    241  $     2,665       --          --

--------------------------------------------------------------------------------------

* For Citi shares, transactions are for the period from September 15, 2000 (inception date) to December 31, 2000.
+ For the period from October 18, 1999 (inception date) to December 31, 1999.


 Notes to Financial Statements (continued)


 SMITH BARNEY U.S. 5000 INDEX FUND


 11    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND



 Financial Highlights

For a share of beneficial interest outstanding throughout the year ended December 31, except where noted:

          SB Shares                                    2000 1999/(1)/

          -----------------------------------------------------------
          Net Asset Value, Beginning of Year       $11.64     $10.00

          -----------------------------------------------------------
          Income (Loss) From Operations:
           Net investment income/(2)(3)/             0.06       0.01
           Net realized and unrealized gain (loss)  (1.12)     (1.63)

          -----------------------------------------------------------
          Total Income (Loss) From Operations       (1.06)     (1.64)

          -----------------------------------------------------------
          Less Distributions:
           Net investment income                    (0.05)        --
           Net realized gains                       (0.01)        --

          -----------------------------------------------------------
          Total Distributions                       (0.06)        --

          -----------------------------------------------------------
          Net Asset Value, End of Year             $10.52     $11.64

          -----------------------------------------------------------
          Total Return                              (9.08)%  16.40%++

          -----------------------------------------------------------
          Net Assets, End of Year (000's)          $7,796     $1,287

          -----------------------------------------------------------
          Ratios to Average Net Assets:
           Expenses/(3)(4)(5)/                       0.68%     0.68%+
           Net investment income                     0.50      0.62+

          -----------------------------------------------------------
          Portfolio Turnover Rate/(6)/                 17%         9%

          -----------------------------------------------------------

(1) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) SSBC has agreed to waive all of its administration fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SSBC has agreed to reimburse expenses amounting to $184,346 and $23,824 for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual expense ratio would have been as follows:

                                             Expense Ratio Without
                       Per Share Decrease to    Fee Waiver and
                       Net Investment Income Expense Reimbursement
                       --------------------- ---------------------
                          2000       1999      2000       1999
                         -----      -----      ----      ------
             SB Shares   $0.34      $0.21        3.63%     22.19%+

(4) As a result of an expense limitation, expense ratios will not exceed 0.68%.
(5) This expense ratio includes expenses allocated from the Master Portfolio.
(6) This rate represents the portfolio turnover rate of the U.S. Equity Index Master Portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

 .   A corporate dividends received deduction of 37.36%.
 .   Total long-term capital gain distributions paid of $9,651.


 12    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND



 Independent Auditors' Report

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities of Smith Barney U.S. 5000 Index Fund, a series of Smith Barney Investment Trust (the
Fund), as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for Smith Barney shares for the year then ended and for the period from October 18, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney U.S. 5000 Index Fund as of December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG

San Francisco, California
February 9, 2001


 13    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments                                     December 31, 2000



          Extended Index
          Master Portfolio                          Shares      Value
          -----------------------------------------------------------
          COMMON STOCKS--97.48%
          -----------------------------------------------------------
          Advertising--0.70%
              Ackerly Group Inc. (The)               3,620 $   32,580
          +   ADVO Inc.                              1,402     62,214
          +   APAC Customer Services Inc.            3,944     14,543
          +   Aptimus Inc.                           3,600      2,700
          +   Catalina Marketing Corp.               3,651    142,161
          +   Cyrk Inc.                              1,891      5,673
          +   Donnelley (R.H.) Corp.                 1,530     37,198
          +   Getty Images Inc.                      3,366    107,712
              Grey Global Group Inc.                    55     35,750
          +   Ha-Lo Industries Inc.                  3,404      7,659
              Harte-Hanks Inc.                       4,576    108,394
          +   Interep National Radio Sales Inc. "A"  3,040     10,640
          +   Key3Media Group Inc.                   4,537     55,295
          +   Lamar Advertising Co.                  4,876    188,183
          +   Marketing Services Group Inc.          7,800      9,262
          +   Modem Media Inc.                       2,000      6,625
              Penton Media Inc.                      2,719     73,073
          +   Sitel Corp.                            4,768     13,708
          +   TMP Worldwide Inc.                     5,810    319,550
              True North Communications Inc.         3,115    132,387
          +   24/7 Media Inc.                        2,732      1,451
          +   Valuevision International Inc. "A"     2,142     27,043
                                                           ----------
                                                            1,393,801
                                                           ----------
          Aerospace/Defense--0.46%
              AAR Corp.                              2,040     25,754
          +   Alliant Techsystems Inc.                 736     49,128
          +   BE Aerospace Inc.                      2,187     34,992
              Curtiss Wright Corp.                   1,056     49,104
          +   Fairchild Corp. (The) "A"              6,531     35,920
              GenCorp. Inc.                          2,957     28,461
          +   Hawker Pacific Aerospace               6,800     21,675
          *   HEICO Corp.                            1,209     18,891
              HEICO Corp. "A"                        1,227     14,264
          +   Kreisler Manufacturing Corp.           2,500      8,750
          +   L-3 Communications Holdings Inc.       2,324    178,948
          +   Litton Industries Inc.                 3,233    254,397
          +   Orbital Sciences Corp.                 4,247     17,519
              Primex Technologies Inc.               1,476     47,047
          +   Sequa Corp. "A"                          864     31,428
          +   Teledyne Technologies Inc.             1,800     42,525
          +   Titan Corp. (The)                      3,376     54,860
                                                           ----------
                                                              913,663
                                                           ----------
          Agriculture--0.03%
              Delta & Pine Land Co.                  3,114     65,199
                                                           ----------
          Airlines--0.37%
          +   Airtran Holdings Inc.                  2,893     20,974
          +   Alaska Air Group Inc.                  1,072     31,892
          +   American West Holdings Corp. "B"       2,024     25,932
          +   Atlantic Coast Airlines Holdings Inc.  1,359     55,549
          +*  Continental Airlines Inc. "B"          3,964    204,641
          +   Midway Airlines Corp.                  1,034      2,908
          +   Midwest Express Holdings Inc.            830     12,191
          +   Northwest Airlines Corp. "A"           5,635    169,754
              SkyWest Inc.                           3,168     91,080
              UAL Corp.                              3,176    123,666
                                                           ----------
                                                              738,587
                                                           ----------

                                                       Shares      Value
       -----------------------------------------------------------------
       Apparel--0.20%
       +   Cherokee Inc.                                1,989 $   18,150
       +   Donna Karan International Inc.               1,896     17,064
           Garan Inc.                                     589     13,768
       +   Jones Apparel Group Inc.                     7,552    243,080
           Phillips-Van Heusen Corporation              2,403     31,239
           Stride Rite Corp.                            4,777     33,439
       +   Unifi Inc.                                   4,132     36,930
           Warnaco Group Inc. "A"                       3,668      6,190
                                                              ----------
                                                                 399,860
                                                              ----------
       Auto Manufacturers--0.20%
       +   Aftermarket Technology Corp.                 1,845      4,036
       +   American Axle & Manufacturing Holdings Inc.  3,100     24,606
           AO Smith Corp. "B"                           1,742     29,723
           Borg-Warner Automotive Inc.                  1,645     65,800
           CLARCOR Inc.                                 2,691     55,670
       +   Delco Remy International Inc.                2,869     24,745
       +   Dura Automotive Systems Inc.                 1,822      9,565
           Exide Corp.                                  3,355     25,582
       +   Hayes Lemmerz International Inc.             2,550     17,053
       +   IMPCO Technologies Inc.                        865     10,380
       +   Kroll-O'Gara Co. (The)                       4,319     25,914
           Oshkosh Truck Corp.                          1,307     57,508
       +   Rush Enterprises Inc.                          397      1,389
       +   Standard Automotive Corp.                    2,600      2,600
       +   Starcraft Corp.                              2,200      4,400
           Titan International Inc.                     2,171      9,227
       *   Wabash National Corp.                        2,527     21,795
                                                              ----------
                                                                 389,993
                                                              ----------
       Auto Parts & Equipment--0.21%
           ArvinMeritor Inc.                            4,538     51,620
           Bandag Inc.                                  1,181     47,904
       +   Collins & Aikman Corp.                       6,000     25,125
           Donnelly Corp.                               1,171     15,457
           Edelbrock Corp.                              1,734     17,773
           Federal-Mogul Corp.                          4,111      9,507
       +   Lear Corp.                                   4,183    103,791
           Modine Manufacturing Co.                     1,524     31,623
           Superior Industries International Inc.       2,124     67,039
           Tenneco Automotive Inc.                      6,600     19,800
       +   Tower Automotive Inc.                        3,068     27,612
                                                              ----------
                                                                 417,251
                                                              ----------
       Banks--6.42%
           AMCORE Financial Inc.                        2,295     47,478
           American Bancorp                             1,440     17,280
           Anchor Bancorp Wisconsin Inc.                2,823     45,168
       +   Arch Capital Group Ltd.                      2,263     33,945
           Area Bancshares Corp.                        2,850     47,025
           Associated Bancorp                           3,874    117,673
           Astoria Financial Corp.                      2,946    160,005
       +   Banc Corp. (The)                             1,790      9,397
           BancFirst Corp.                                415     16,470
           BancFirst Ohio Corp.                         2,406     36,992
           Bancorp South Inc.                           4,398     53,601
           BancWest Corporation                         4,312    112,651
           Bank United Corp. "A"                        1,867    127,306
           BankAtlantic Bancorp Inc. "A"                    1          3
           Banknorth Group Inc.                         9,664    192,676
           Bay View Capital Corp.                       3,642     22,759
       +   BOK Financial Corp.                          3,921     83,321
           Boston Private Financial Holdings Inc.       1,600     31,800


  The accompanying notes are an integral part of these financial statements.



 14    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



 Extended Index
 Master Portfolio                       Shares    Value

-------------------------------------------------------
 COMMON STOCKS--(Continued)
-------------------------------------------------------
    Bostonfed Bancorp Inc.               1,892 $ 39,495
    Brookline Bancorp Inc.               3,901   44,861
    Bryn Mawr Bank Corp.                 1,058   22,350
    California Independent Bancorp         885   16,815
    Camden National Corp.                  802   11,428
+   Capital Bank Corp.                   2,000   17,500
    Capital City Bank Group Inc.         1,426   35,383
+   Capital Crossing Bank                2,481   27,601
+   Cardinal Financial Corp. "A"           181      608
    Cathay Bancorp Inc.                    901   53,159
    Centura Banks Inc.                   2,756  132,977
    CFS Bancorp Inc.                     3,746   40,035
    Chemical Financial Corp.             1,633   38,171
    Chester Valley Bancorp                 731   12,610
    Chittenden Corp.                     1,549   46,954
    Citizens Banking Corp.               2,343   68,093
    Citizens First Financial Corp.         722    8,574
    City National Corp.                  3,011  116,864
    Colonial BancGroup Inc.              8,391   90,203
    Colorado Business Bankshares           946   16,200
    Commerce Bancorp Inc.                1,684  115,144
    Commerce Bancshares Inc.             4,400  187,000
    Commercial Federal Corp.             2,908   56,524
    Community First Bankshares Inc.      2,411   45,508
    Community West Bancshares              400    1,550
    Compass Bancshares Inc.              8,159  194,796
    CORUS Bankshares Inc.                1,651   81,699
    Cullen/Frost Bankers Inc.            2,888  120,754
    CVB Financial Corp.                  2,516   42,772
    Dime Bancorp Inc.                    7,491  221,453
    Downey Financial Corp.               1,558   85,690
    East West Bancorp Inc.               2,200   54,862
*   Eastern Virginia Bankshares            690    9,919
    F&M National Corp.                   1,908   49,846
    F.N.B. Corp.                         2,303   48,363
    Farmers Capital Bank Corp.           1,078   29,780
    FCNB Corp.                           1,488   40,176
*   Fidelity Bankshares Inc.               750   14,719
    Fidelity National Corp.              2,763   13,815
    First Bancorp North Carolina           858   13,513
    First BanCorp.                       2,733   64,567
    First Busey Corp. "A"                  606   12,082
    First Citizens Bancshares Inc. "A"     909   73,402
    First Commonwealth Financial Corp.   2,868   28,680
    First Federal Bancorp Inc.             600    3,187
    First Federal Financial of Kentucky    552    8,280
    First Financial Bancorp              3,610   61,370
    First Georgia Holding Inc.             900    3,712
    First Mariner Bancorp                  400    1,600
    First Merchants Corp.                  771   17,492
    First Midwest Bancorp Inc.           2,448   70,380
    First Niagara Financial Group Inc.   2,931   31,691
    First Sentinel Bancorp Inc.          4,730   54,395
    1st Source Corp.                     2,044   37,303
    First Tennessee National Corp.       9,237  267,296
    First Virginia Banks Inc.            2,740  131,520
    Firstfed America Bancorp Inc.        1,289   20,624
+   FirstFed Financial Corp.             2,545   82,235
    FirstMerit Corp.                     4,890  130,731
    Flag Financial Corp.                 1,000    5,125
+   Florida Banks Inc.                     400    2,125
    FMS Financial Corp.                  1,000    8,875

                                                   Shares     Value
            -------------------------------------------------------
                Frontier Financial Corp.            2,004 $  50,225
                Fulton Financial Corp.              4,545   104,819
                GA Financial Inc.                   1,963    26,378
                GBC Bancorp                         1,033    39,641
                Gold Bancorp Inc.                   1,378     6,459
                Golden State Bancorp Inc.           8,156   256,404
                Greater Bay Bancorp                 2,058    84,378
                Greenpoint Financial Corp.          7,080   289,834
            +   Hamilton Bancorp Inc.               1,370    12,330
                Hancock Holding Co.                 1,168    44,676
                Harbor Florida Bancshares Inc.      4,183    62,484
                Hibernia Corp. "A"                 11,096   141,474
                Hudson City Bancorp Inc.            6,800   137,700
                Hudson United Bancorp               3,121    65,346
            +   Imperial Bancorp                    2,920    76,650
                Independence Community Bank Corp.   3,455    55,064
                Independent Bank Corp. (MA)         1,748    21,850
                Independent Bank Corp. (MI)         2,076    41,001
            +   IndyMac Bancorp Inc.                4,338   127,971
                Integra Bank Corp.                  1,697    43,380
                International Bancshares Corp.      1,687    57,569
                Investors Financial Services Corp.  2,200   189,200
                Irwin Financial Corp.               2,369    50,193
                M&T Bank Corp.                      5,902   401,342
                MAF Bancorp Inc.                    2,636    74,961
                Mahaska Investment Co.              1,062     9,027
                Main Street Bancorp Inc.            1,900    13,300
                Marshall & Ilsley Corp.             6,345   322,516
                Medallion Financial Corp.           1,916    28,021
                Mercantile Bankshares Corp.         4,694   202,722
                Merchants Bancshares Inc.             462    11,203
                Merchants New York Bancorp Inc.     2,168    54,335
            +   Metropoitan Financial Corp.         1,200     2,850
                MetroWest Bank                        637     3,663
                MidAmerica Bancorp                  1,308    29,759
                Mississippi Valley Bancshares Inc.    424    12,455
                National Commerce Bancorp          13,873   343,357
                National Penn Bancshares Inc.       1,783    35,992
            +*  Net.B@nk Inc.                       2,478    16,262
                New York Community Bancorp          2,151    79,049
                North Fork Bancorp                 10,008   245,821
                Northern States Financial Corp.       464     8,758
                Northwest Bancorp Inc.              5,896    53,433
                NSD Bancorp Inc.                      554     8,448
            +   Ocwen Financial Corp.               6,716    42,814
                Old National Bancorp                4,220   126,336
                Pacific Capital Bancorp             1,480    41,625
                Pacific Century Financial Corp.     4,588    81,150
                Park National Corp.                   536    48,072
                Parkvale Financial Corp.            1,233    25,431
                Patriot Bank Corp.                  2,328    15,714
                Peoples Bancorp Inc.                1,255    18,511
                Peoples Banctrust Co. Inc.            689     9,172
                People's Bank                       4,591   118,792
                Peoples Financial Corp.               700    12,075
                Popular Inc.                        8,968   235,971
                Premier Community Bankshares Inc.     400     2,025
                Provident Bankshares Corp.          2,560    53,440
                Provident Financial Group Inc.      3,064   114,900
                R&G Financial Corp. "B"             2,074    29,554
                Republic Bancorp Inc.               4,664    50,429
                Republic Bancorp Inc. "A"           2,640    16,335
            +   Republic Bancshares Inc.            1,754    16,224
                Republic Security Financial Corp.   5,615    40,533



  The accompanying notes are an integral part of these financial statements.



 15    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                        Shares       Value
          -----------------------------------------------------------
           COMMON STOCKS--(Continued)
          -----------------------------------------------------------
              Richmond County Financial Corp.       1,600 $    41,800
              Riggs National Corp.                  2,971      41,408
              Roslyn Bancorp Inc.                   4,952     135,252
              Royal Bancshares of Pennsylvania "A"    812      11,470
              S&T Bancorp Inc.                      4,836     104,578
              Santander Bancorp                     3,770      72,572
              Shoreline Financial Corp.             1,643      24,645
          +   Silicon Valley Bancshares             3,246     112,190
              Simmons First National Corp. "A"        611      13,786
              Sky Financial Group Inc.              5,153      86,313
              South Financial Group Inc. (The)      4,373      57,942
          +   Southwest Bancorp of Texas Inc.       1,438      61,744
              Sovereign Bancorp Inc.               17,132     139,198
              State Bancorp Inc.                      814      10,429
              State Financial Services Corp. "A"    1,871      15,787
              Staten Island Bancorp Inc.            3,392      72,504
              Sterling Bancshares Inc.              2,095      41,376
          +   Sterling Financial Corp (PA)          1,826      22,140
              Sterling Financial Corp. (WA)           796      11,940
              Summit Bancshares Inc.                  640      13,880
              Susquehanna Bancshares Inc.           3,704      61,116
              TCF Financial Corp.                   5,587     248,971
              Texas Regional Bancshares "A"         1,698      55,198
              Trust Company of New Jersey (The)     2,085      26,193
              TrustCo Bank Corp.                    5,170      63,009
              Trustmark Corp.                       3,856      80,976
              UMB Financial Corp.                   1,697      63,425
              UnionBanCal Corporation              10,039     241,563
              United Bancshares Inc.                3,424      72,760
              United National Bancorp               1,684      32,312
              USBancorp Inc.                          503       2,138
              Valley National Bancorp               4,351     144,943
          +   VIB Corp.                             1,386      10,398
              W Holding Co. Inc.                    4,589      53,347
              Warwick Community Bancorp             2,643      35,020
              Washington Federal Inc.               2,707      76,980
          +   Waypoint Financial Corp.              2,600      28,600
              Webster Financial Corp.               3,768     106,682
              WesBanco Inc.                         2,035      47,822
              Westamerica Bancorp                   2,508     107,844
              WestCorp Inc.                         3,331      49,965
              Whitney Holding Corp.                 1,445      52,472
              Wilmington Trust Corp.                1,796     111,464
                                                              343,281
              Zions Bancorp                         5,498 -----------
                                                           12,788,822
                                                          -----------
           Beverages--0.37%
          +   Agribrands International Inc.           477      25,519
          +   Chalone Wine Group Ltd.               2,320      18,995
              Coca-Cola Bottling Co.                  874      33,103
          +   Constellation Brands Inc.               899      52,816
              Farmer Brothers Co.                     186      38,595
              Pepsi Bottling Group Inc.             9,300     371,419
          +   Robert Mondavi Corp. (The) "A"          762      41,243
          +   Sylvan Inc.                             985       8,988
                                                              150,863
              Whitman Corp.                         9,213 -----------
                                                              741,541
                                                          -----------
           Biotechnology--3.07%
          +   ACLARA BioSciences Inc.               2,840      30,885
          +   Affymetrix Inc.                       3,454     257,107

                                                        Shares      Value
      -------------------------------------------------------------------
      +   Applera Corp.--Celera Genomics Group           3,800 $  136,562
      +   Ariad Pharmaceuticals Inc.                     3,100     14,725
      +   Avant Immunotherapeutics Inc.                  2,900     19,937
      +   Bio-Technology General Corp.                   2,779     19,627
          Cambrex Corp.                                  1,490     67,422
      +   Charles River Laboratories International Inc.  1,600     43,800
      +*  Collateral Therapeutics Inc.                   1,387     24,533
      +   Cryolife Inc.                                  1,751     52,953
      +   CuraGen Corp.                                  2,300     62,819
      +   Cytogen Corp.                                  4,500     10,547
      +   Deltagen Inc.                                  1,900     19,831
      +   Diversa Corp.                                    887     15,911
      +   Exelixis Inc.                                  4,313     63,078
      +   Gene Logic Inc.                                1,900     34,912
      +   Genencor International Inc.                    4,500     81,000
      +   Genentech Inc.                                10,400    847,600
      +   Genome Therapeutics Corp.                      1,320      9,199
      +*  Genzyme General                                6,399    575,510
      +   ICOS Corp.                                     3,416    177,418
      +*  IDEC Pharmaceuticals Corp.                     3,088    585,369
      +   Illumina Inc.                                  2,560     41,120
      +   Immunex Corp.                                 34,168  1,388,075
      +   Immunomedics Inc.                              3,593     77,249
      +   Incyte Genomics Inc.                           4,282    106,515
      +   Isis Pharmaceuticals Inc.                      3,908     41,523
      +   Kosan Biosciences Inc.                         1,000     10,500
      +*  Large Scale Biology Corp.                      1,204     11,438
      +*  Maxim Pharmaceuticals Inc.                     1,865     11,889
      +   Maxygen Inc.                                   1,762     43,169
      +   Millennium Pharmaceuticals Inc.               12,792    791,505
      +   Myriad Genetics Inc.                           1,492    123,463
      +   Nanogen Inc.                                   1,400     12,600
      +   Nexell Therapeutics Inc.                       2,025      6,138
      +   Organogenesis Inc.                             3,420     30,746
      +   Regeneron Pharmaceuticals Inc.                 2,143     75,574
      +*  Rosetta Inpharmatics Inc.                      2,035     32,560
      +   Sequenom Inc.                                  1,587     22,218
      +   Targeted Genetics Corp.                        2,200     14,712
      +   Telik Inc.                                     2,100     13,912
      +*  Transkaryotic Therapies Inc.                   1,255     45,729
      +   Variagenics Inc.                               1,896     22,485
      +                                                            52,006
          Xoma Ltd.                                      5,334 ----------
                                                                6,125,871
                                                               ----------
      Building Materials--0.65%
      +*  Advanced Lighting Technologies Inc.            1,945     12,886
      +   American Standard Companies Inc.               4,945    243,850
          Centex Construction Products Inc.              1,509     41,215
      +   Ceradyne Inc.                                  2,800     18,550
          Chemed Corp.                                   1,162     39,072
      +   Comfort Systems USA Inc.                       4,359      9,263
      +   Dal-Tile International Inc.                    2,596     36,831
      +   Drew Industries Inc.                             505      2,904
          Elcor Corp.                                    1,370     23,119
          Florida Rock Industries Inc.                     945     36,973
      +   Genlyte Group Inc. (The)                       1,402     33,297
      +   Integrated Electrical Services Inc.            3,692     21,921
          Johns Manville Corp.                          10,295    133,192
          Lafarge Corp.                                  4,701    111,061
          Lennox International Inc.                      3,521     27,288
          LSI Industries Inc.                            1,156     23,626
          Martin Marietta Materials Inc.                 2,783    117,721


  The accompanying notes are an integral part of these financial statements.



 16    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                         Shares      Value
          -----------------------------------------------------------
           COMMON STOCKS--(Continued)
          -----------------------------------------------------------
          +   NCI Building Systems Inc.              1,307 $   24,588
              Rayonier Inc.                          1,646     65,531
          +   Rock of Ages Corp.                     2,774     12,483
          +   Simpson Manufacturing Co Inc.            717     36,567
              Texas Industries Inc.                  2,149     64,470
          +   Trex Co. Inc.                          1,300     32,744
          *   USG Corp.                              2,423     54,517
          +   Wickes Inc.                              500      2,062
              York International Corp.                         76,473
                                                     2,492 ----------
                                                            1,302,204
                                                           ----------
           Chemicals--1.30%
          +   Airgas Inc.                            6,651     45,310
              Albemarle Corp.                        2,602     64,399
          +   Altair International Inc.              2,059      3,088
          +   Applied Extrusion Tech Inc.              496      1,534
              Arch Chemicals Inc.                    2,100     37,275
          +   Atlantis Plastics Inc. "A"               600      2,062
              Cabot Corp.                            4,077    107,531
          +   Cabot Microelectronics Corp.           2,210    114,782
          +   CFC International Inc.                   800      3,700
              ChemFirst Inc.                         2,141     47,236
              Crompton Corp.                         8,406     88,263
          +   Cytec Industries Inc.                  2,335     93,254
              Ferro Corp.                            2,485     57,155
          +   Foamex International Inc.              2,122     11,406
              Fuller (H. B.) Co.                     1,225     48,330
              Gentek Inc.                            1,933     31,894
              Georgia Gulf Corp.                     2,179     37,179
              IMC Global Inc.                        7,815    121,621
          +   International Specialty Products Inc.  3,376     22,577
          +   JLM Industries Inc.                    2,200      4,537
          +   Landec Corp.                           1,973      5,549
              Lubrizol Corp.                         3,866     99,549
              Lyondell Chemical Co.                  8,742    133,862
              MacDermid Inc.                         3,224     61,256
              Millennium Chemicals Inc.              3,774     68,404
              Minerals Technologies Inc.             1,185     40,512
              Mississippi Chemical Corp.             2,577      8,118
              Myers Industries Inc.                  2,270     32,915
          +   Nanophase Technologies Corp.           1,400     15,400
              NL Industries Inc.                     3,832     92,926
              Olin Corp.                             2,793     61,795
              OM Group Inc.                          1,760     96,140
              Omnova Solutions Inc.                  2,357     14,142
              Penford Corp.                          1,571     22,387
              PolyOne Corp.                          4,908     28,834
              RPM Inc.                               6,547     56,059
              Schulman (A.) Inc.                     2,888     33,212
              Solutia Inc.                           6,927     83,124
              Spartech Corp.                         3,502     72,010
              Stepan Co.                               663     15,705
          +   Surmodics Inc.                         1,248     45,942
          +   Symyx Technologies Inc.                1,700     61,200
          +   U.S. Plastic Lumber Co.                1,954      2,381
          +   Uniroyal Technology Corp.              2,720     17,000
              Valhi Inc.                             6,622     76,153
              Valspar Corp.                          3,055     98,310
          +   Vertex Pharmaceuticals Inc.            3,866    276,419
              Wellman Inc.                                     36,725
                                                     2,600 ----------
                                                            2,599,162
                                                           ----------
           Coal--0.06%
              Consol Energy Inc.                              111,750
                                                     4,000 ----------

                                                      Shares     Value
          ------------------------------------------------------------
          Commercial Services--3.32%
              Aaron Rents Inc. "A"                     1,271 $  17,079
          +   Ablest Inc.                              1,700     8,925
              ABM Industries Inc.                      1,456    44,590
          +   ACNielsen Corp.                          3,755   136,119
          +*  Actrade Financial Technologies Ltd.        815    17,981
          +   Administaff Inc.                         1,670    45,424
          +   AHL Services Inc.                        2,230    22,439
          +   ANC Rental Corp.                         3,012    10,542
          +   AnswerThink Consulting Group Inc.        2,281     8,269
          +   Apollo Group Inc. "A"                    4,463   219,524
          +   ASI Solutions Inc.                       1,500    23,625
          +   Atrix Laboratories Inc.                  1,816    30,985
          +   Aurora Biosciences Corp.                 1,226    38,542
          +   Barrett Business Services Inc.           1,000     3,562
          +   Bestway Inc.                             1,400     5,600
          +   Billing Concepts Corp.                   3,028     6,056
          +   Blount International Inc.                3,065    23,564
          +   Blue Rhino Corp.                         1,881     4,467
              Bowne & Co. Inc.                         3,746    39,567
          +   Breakaway Solutions Inc.                 2,800     2,450
          +   Bright Horizons Family Solutions Inc.    1,019    26,621
          +   Butler International Inc.                  900     4,162
          +   Caremark Rx Inc.                        13,204   179,079
          +   CDI Corp.                                2,262    33,082
          +   Celgene Corp.                            4,215   136,987
          *   Central Parking Corp.                    2,522    50,440
          +*  Cephalon Inc.                            2,459   155,685
          +   Charles River Associates Inc.            1,972    20,336
              Comdisco Inc.                           11,600   132,675
          +   Concord EFS Inc.                        13,226   581,117
          +*  COR Therapeutics Inc.                    3,192   112,318
          +   Corinthian Colleges Inc.                 1,400    53,112
          +   Corporate Executive Board Co. (The)      1,700    67,602
          +   CoStar Group Inc.                        1,228    29,012
          +   Cubist Pharmaceuticals Inc.              1,544    44,776
          +*  CV Therapeutics Inc.                     1,400    99,050
          +   DeVry Inc.                               4,501   169,913
          +*  DiamondCluster International Inc. "A"    1,163    35,471
          +   Dun & Bradstreet Corp.                   5,400   139,725
          +   eBenx Inc.                               1,610    10,867
          +   Edgewater Technology Inc.                4,396    28,574
          +   Edison Schools Inc.                      3,000    94,500
          +   Education Management Corp.               2,005    71,679
          +   Electro Rent Corp.                       1,901    26,852
          +   Emisphere Technologies Inc.              1,405    35,125
          +   Encompass Service Corp.                  4,456    22,558
          +   First Consulting Group Inc.              2,194    10,421
          +   First Health Group Corp.                 3,121   145,322
          +   FYI Inc.                                 1,606    59,221
          +   Gartner Group Inc. "B"                   5,300    33,602
          +   General Magnaplate Corp.                   300        --
          +   Gilman & Ciocia Inc.                       935     2,688
          +   Griffin Land & Nurseries Inc.              800     9,200
          +   Harris Interactive Inc.                  5,460    20,134
          +   Healthcare Services Group Inc.           1,214     7,739
          +   Heidrick & Struggles International Inc.  1,000    42,062
              Hertz Corp. "A"                          2,720    92,820
          +   HotJobs.com Ltd.                         6,100    69,769



  The accompanying notes are an integral part of these financial statements.



 17    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



        Extended Index
        Master Portfolio                                  Shares    Value
       ------------------------------------------------------------------
        COMMON STOCKS--(Continued)
       ------------------------------------------------------------------
       +   Interstate National Dealer Services Inc.        3,200 $ 18,400
       +   Iron Mountain Inc.                              3,147  116,832
       +   ITT Educational Services Inc.                   2,308   50,776
       +   Kaneb Services Inc.                             2,200   12,925
           Kelly Services Inc. "A"                         1,746   41,249
       +   kForce.com Inc.                                 1,186    3,632
       +   Korn/Ferry International                        2,500   53,125
       +   Labor Ready Inc.                                4,970   16,463
           Landauer Inc.                                   1,617   29,510
       +   Learning Tree International Inc.                1,311   64,894
       +   LendingTree Inc.                                2,766    5,705
       +   Loislaw.com Inc.                                3,000   12,750
       +   Luminant Worldwide Corp.                        4,100    3,331
       +   Mail-Well Inc.                                  5,584   24,081
       +   Management Network Group Inc. (The)             5,000   59,375
           Manpower Inc.                                   5,342  202,996
       +   MAXIMUS Inc.                                    1,304   45,559
           McGrath Rentcorp                                  916   17,747
       +   MedQuist Inc.                                   2,616   41,856
       +   Mercury Air Group Inc.                          1,594    7,771
           Midas Inc.                                      2,555   30,500
       +   Modis Professional Services Inc.                5,602   23,108
       +   MPW Industrial Services Group Inc.              1,095    1,095
       +   National Equipment Services Inc.                2,779    5,384
       +   National Research Corp.                         2,500   10,000
       +   NationsRent Inc.                                4,184    6,538
       +   Navigant Consulting Co.                         4,627   17,640
       +   Neff Corp.                                      4,392    5,490
       +   NetRatings Inc.                                 2,328   34,192
       +   Neurogen Corp.                                  1,733   60,872
       +   New Horizons Worldwide Inc.                     1,609   22,321
       +   NOVA Corporation                                4,323   86,190
       +   Ogden Corp.                                     2,497   38,391
       +   On Assignment Inc.                              1,578   44,973
       +   Organic Inc.                                    5,436    4,417
       +   PFSweb Inc.                                     2,656    1,992
       +   Pharmaceutical Product Development Inc.         1,544   76,717
       +   Pharmacopeia Inc.                               1,300   28,356
       +   Predictive Systems Inc.                         2,100   15,028
       +   Pre-Paid Legal Services Inc.                    1,350   34,425
       +   Profit Recovery Group International Inc. (The)  3,046   19,418
       +   ProsoftTraining.com                             2,672   32,398
       +   Quanta Services Inc.                            3,975  127,945
       +   Rainbow Rentals Inc.                            1,065    5,591
       +   RCM Technologies Inc.                             486    1,762
           Regis Corp.                                     2,499   36,235
       +   Rent-A-Center Inc.                              1,817   62,686
       +   Rent-Way Inc.                                   1,445    6,412
           Rollins Inc.                                    3,166   63,518
           Roper Industries Inc.                           2,699   89,236
       +   Security Associates International Inc.          3,200    2,600
           Servicemaster Co.                              18,725  215,338
       +   Sodexho Marriott Services Inc.                  3,779   83,610
       +   Sotheby's Holdings Inc. "A"                     3,645   84,518
       +   Spherion Corporation                            3,724   42,128
       +   SPS Technologies Inc.                           1,366   74,874
       +   Staff Leasing Inc.                              1,928    5,784
           Stewart Enterprises Inc. "A"                    5,516   10,515

                                                    Shares       Value
          ------------------------------------------------------------
              Strayer Education Inc.                 1,102 $    28,170
          +   Student Advantage Inc.                 3,600      15,300
          +   Sylvan Learning Systems Inc.           3,073      45,519
          +   TEAM America Corp.                     2,100      10,631
          +   Teletech Holdings Inc.                 4,895      89,946
          +   Trimeris Inc.                            873      47,906
          +   Tyler Technologies Inc.                3,772       6,365
          +   United Rentals Inc.                    4,160      55,900
          +   United Shipping and Technology Inc.    1,000       1,750
          +   Valassis Communications Inc.           3,160      99,737
              Viad Corp.                             6,247     143,681
          +   Volt Information Sciences Inc.         1,067      22,140
              Westaff Inc.                           1,884       3,768
          +*  Wireless Facilities Inc.               2,500      90,625
          +   Workflow Management Inc.               2,493      17,139
              World Fuel Services Corp.              4,155      29,085
                                                           -----------
                                                             6,612,442
                                                           -----------
          Computers--9.04%
          +*  About.com Inc.                         1,600      43,100
          +   Accrue Software Inc.                   2,100       5,250
          +   ACE*COMM Corp.                         4,000       9,250
          +*  Activision Inc.                        2,815      42,577
          +   Actuate Corp.                          3,664      70,074
          +   Adept Technology Inc.                    781      11,324
          +   Advanced Digital Information Corp.     4,340      99,820
          +   Advantage Learning Systems Inc.        2,312      77,741
          +   Advent Software Inc.                   1,694      67,866
          +   Affiliated Computer Services Inc. "A"  3,334     202,332
          +*  AGENCY.com Ltd.                        3,462      13,415
          +   Agile Software Corp.                   3,100     153,062
          +   Allaire Corp.                          2,100      10,566
          +   American Software Inc. "A"             3,900       5,362
          +*  AppliedTheory Corp.                    4,200       8,400
          +   Applix Inc.                            1,058       2,645
          +   AremisSoft Corp.                       1,100      46,956
          +   Art Technology Group Inc.              4,200     128,362
          +   Ashton Technology Group Inc. (The)     3,000       2,719
          +   Ask Jeeves Inc.                        3,000       7,312
          +   Aspen Technology Inc.                  1,306      43,424
          +   Auspex Systems Inc.                    2,748      19,236
          +*  Avici Systems Inc.                     2,939      72,373
          +   AVT Corp.                              1,718       8,536
          +   BARRA Inc.                             1,232      58,034
          +   Be Free Inc.                           6,400      14,000
          +   Be Inc.                                4,400       3,300
          +   Bell & Howell Co.                      2,800      46,860
          +   BindView Development Corp.             4,020      37,813
          +*  Bisys Group Inc.                       3,682     191,924
          +   Black Box Corp.                        1,171      56,574
          +   Bluestone Software Inc.                2,200      33,275
          +*  Bottomline Technologies Inc.             900      23,119
          +   Braun Consulting Inc.                  1,500       5,531
          +   Brio Technology Inc.                   2,347       9,901
          +*  Broadbase Software Inc.                3,400      21,250
          +   Brocade Communications System Inc.    14,000   1,285,375
          +   Brooktrout Inc.                        1,198      11,344
          +   BSQUARE Corp.                          1,800      10,800
          +   CacheFlow Inc.                         2,520      42,997
          +   CAIS Internet Inc.                     2,400       2,325



  The accompanying notes are an integral part of these financial statements.



 18    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


            Extended Index
            Master Portfolio                       Shares     Value
            -------------------------------------------------------
            COMMON STOCKS--(Continued)
            -------------------------------------------------------
            +   Calico Commerce Inc.                1,824 $   1,767
            +   Cambridge Technology Partners Inc.  3,320     8,715
            +   Carreker Corp.                      1,813    63,002
            +   Casino Data Systems                 4,300    30,234
            +   Catalyst International Inc.         2,159    10,255
            +   C-bridge Internet Solutions Inc.    2,151     8,402
            +   CCC Information Services
                 Group Inc.                         3,164    19,775
            +   CenterSpan Communications Corp.     1,596    17,855
            +   Centura Software Corp.              4,400     3,437
            +   Ciber Inc.                          3,099    15,108
            +   Ciprico Inc.                        1,618    12,135
            +   Clarent Corp.                       2,042    23,100
            +   Clarus Corp.                        2,000    14,000
            +   Cognizant Technology
                 Solutions Corp.                      958    34,787
            +   Commerce One Inc.                  12,040   304,762
            +   Complete Business Solutions Inc.    2,955    30,473
            +   Computer Network
                 Technology Corp.                   1,415    40,770
            +   Concur Technologies Inc.            2,236     2,481
            +   Concurrent Computer Corp.           3,566    19,167
            +   Cotelligent Inc.                    2,307     2,163
            +   Credit Management Solutions Inc.    2,500     3,125
            +   Critical Path Inc.                  4,289   131,887
            +   Crossroads Systems Inc.             2,600    12,187
            +   CyberCash Inc.                      4,579     3,720
            +   CyberSource Corp.                   2,300     5,462
            +   Cylink Corp.                        2,873     6,195
            +   Cysive Inc.                         1,400     5,775
            +   Daleen Technologies Inc.            1,700     6,375
            +   Data Broadcasting Corp.             9,242    32,347
            +   Data Return Corp.                   2,800    10,500
            +   Data Translation Inc.               2,700     4,219
            +   Dataram Corp.                       3,150    36,619
            +   Datatec Systems Inc.                3,783     6,620
            +   Deltek Systems Inc.                 2,399    10,196
            +   Dendrite International Inc.         2,959    66,208
                Diebold Inc.                        5,177   172,782
            +   Digex Inc.                          1,600    36,000
            +   Digital River Inc.                  2,838     6,740
            +*  Digitas Inc.                        3,895    19,718
            +   Docent Inc.                         2,600    22,750
            +   DocuCorp International Inc.           898     1,796
            +   Documentum Inc.                     2,288   113,685
            +   Dot Hill Systems Corp.              2,640    10,230
            +   DSET Corporation                      959     1,723
            +   DSP Group Inc.                      1,292    27,193
            +   DST Systems Inc.                    7,780   521,260
            +*  E.piphany Inc.                      4,350   234,628
            +   ebix.com Inc.                       1,430       670
            +   Echelon Corp.                       2,298    36,912
            +   Eclipsys Corp.                      2,793    68,428
            +*  eGain Communications Corp.          2,751     8,511
            +   Elcom International Inc.            4,021     5,529
            +   Electronics For Imaging Inc.        3,278    45,687
            +   Elite Information Group Inc.        2,800    12,600
            +   eLoyalty Corp.                      2,625    16,980
            +*  Engage Technologies Inc.           11,800     8,850
            +   Entrade Inc.                        5,200     4,875
            +   Entrust Technologies Inc.           3,500    45,500
            +   Equinix Inc.                        4,453    19,482

                                                 Shares     Value
              ---------------------------------------------------
              +   Equinox Systems Inc.            2,937 $  28,452
              +   Evolving Systems Inc.           5,519    11,900
              +   Exabyte Corp.                   3,131    10,763
              +   Extended Systems Inc.             600     7,012
              +   Extreme Networks Inc.           7,000   273,875
              +*  F5 Networks Inc.                1,500    14,250
                  FactSet Research Systems Inc.   2,154    79,849
                  Fair Isaac and Co. Inc.           824    42,024
              +   FileNET Corp.                   3,073    83,739
              +   Foundry Networks Inc.           7,300   109,500
              +   Frontline Capital Group Inc.    2,500    33,242
              +   FVC.COM Inc.                    4,601     4,601
              +   Gadzoox Networks Inc.           3,000     6,281
              +*  General Magic Inc.              4,230     5,948
              +*  GoTo.com Inc.                   3,900    28,519
              +   Great Plains Software Inc.      1,519    71,488
              +   Hall Kinion & Associates Inc.   1,325    26,666
              +   HNC Software Inc.               2,054    60,978
              +   Hypercom Corp.                  3,574    11,169
              +   Hyperion Solutions Corp.        1,943    29,995
              +   iAsiaWorks Inc.                 3,324    16,204
              +   IDX Systems Corp.               1,585    39,625
              +   iGate Capital Corp.             2,794     8,033
              +   IKOS Systems Inc.               4,800    42,600
              +   iManage Inc.                    2,500    11,406
              +   IMRglobal Corp.                 3,904    20,984
              +   Industri Matematik
                   International Corp.            2,280     5,700
              +   InfoCure Corp.                  3,692    13,845
              +   Infocus Corp.                   2,118    31,240
              +   Informatica Corp.               4,600   181,987
              +   Information Architects Corp.    2,444     4,430
              +   Inforte Corp.                     994    13,667
              +   infoUSA Inc.                    3,416    11,529
              +   Inprimis Inc.                   2,600     2,437
              +   Inprise Corp.                   3,368    18,629
              +   Integral Systems Inc.           1,262    17,668
              +   Integrated Measurement Systems  1,432    11,366
              +   InterCept Group Inc. (The)      1,200    32,025
              +   Intergraph Corp.                3,688    22,128

              +*  Interliant Inc.                  4,100    13,069
              +   Internap Network Services Corp.  9,000    65,250
              +   Internet Security Systems Inc.   2,624   205,820
              +   internet.com Corp.               2,100    12,469
              +   Intertrust Technologies Corp.    6,000    20,250
              +   InterWorld Corp.                 3,000     1,500
              +   Interwoven Inc.                  3,100   204,406
              +   Intranet Solutions Inc.          1,622    82,722
              +*  Intraware Inc.                   2,300     3,378
              +   Intrusion.com Inc.               2,128    10,108
              +   ION Networks Inc.                  800       300
              +   ITXC Corp.                       3,600    24,975
              +   iXL Enterprises Inc.             4,300     4,300
                  Jack Henry & Associates Inc.     2,806   174,323
              +   Juniper Networks Inc.           20,000 2,521,252
              +   Juno Online Services Inc.        3,800     2,494
              +   Jupiter Media Metrix Inc.        7,751    72,181
              +   Kana Communications Inc.         5,960    68,540
              +   Keynote Systems Inc.             2,800    39,725
              +   Kronos Inc.                      1,255    38,827
              +   Larscom Inc. "A"                 2,700     6,666
              +   Launch Media Inc.                4,500     7,031
              +*  Level 8 Systems Inc.             2,797    17,044
              +   Lexar Media Inc.                 4,300     4,031


  The accompanying notes are an integral part of these financial statements.



 19    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                         Shares     Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
           +   Liberate Technologies Inc.            5,900 $  80,387
           +   LookSmart Ltd.                        5,000    12,187
           +   Mail.com Inc.                         4,663     3,352
           +   Mainspring Inc.                       3,862    12,069
           +   Manhattan Associates Inc.             1,561    66,538
           +   MapInfo Corp.                           922    43,564
           +   MarchFirst Inc.                       9,195    13,792
           +   Marimba Inc.                          2,100     9,450
           +   Maxtor Corp.                          7,400    41,394
           +   McAfee.com Corp.                        800     4,000
           +*  McDATA Corp. "B"                      1,722    94,279
           +   MCSi Inc.                               914    19,537
           +   Mechanical Dynamics Inc.              1,800    10,350
           +   Media 100 Inc.                        1,360     3,485
           +   Mentor Graphics Corp.                 4,340   119,079
           +   Metasolv Inc.                         4,560    41,610
           +   Micromuse Inc.                        4,392   265,098
           +   Micron Electronics Inc.               5,297    20,691
           +   Micros Systems Inc.                   1,421    25,933
           +   Micros-To-Mainframes Inc.             1,000     1,625
           +*  Microstrategy Inc.                    2,160    20,520
           +   Microtouch Systems Inc.               2,274    47,505
           +   Mitek Systems Inc.                    3,300     1,856
           +   Mobius Management Systems Inc.        1,756     3,731
           +   MTI Technology Corp.                  3,350    13,191
               MTS Systems Corp.                     4,285    31,066
           +   Multex.com Inc.                       1,714    22,710
           +   MyPoints.com Inc.                     4,492     5,334
           +   National Information Consortium Inc.  4,900     7,503
           +   National Instruments Corp.            3,009   146,125
           +   Navidec Inc.                          4,300    10,481
           +   NaviSite Inc.                         4,300    10,078
           +   Net Perceptions Inc.                  3,000     6,281
           +   NetCreations Inc.                     1,500    10,266
           +   Netegrity Inc.                        1,980   107,662
           +   NetIQ Corp.                           2,347   205,069
           +   NetObjects Inc.                       3,900     1,828
           +   NetScout Systems Inc.                 1,400    14,000
           +   Netsmart Technologies Inc.            2,200     4,125
           +   NetSolve Inc.                         1,700    12,962
           +   NetSpeak Corp.                        1,763     2,755
           +*  Network Peripherals Inc.              1,653    10,641
           +   Novadigm Inc.                         1,945    12,278
           +*  Nuance Communications Inc.            2,029    87,501
           +*  NVIDIA Corp.                          4,000   131,063
           +   NYFIX Inc.                            1,983    47,964
           +   Odetics Inc. "A"                      1,335    11,347
           +   On2.com Inc.                          2,100     1,218
           +   OneSource Information Services Inc.   1,400    10,850
           +   ONI Systems Inc.                      8,000   316,500
           +   Ontrack Data Intenational Inc.        1,500    10,031
           +   ONYX Software Corp.                   2,900    31,900
           +   Open Market Inc.                      5,566     6,088
           +   Packeteer Inc.                        2,000    24,750
           +   PC-Tel Inc.                           1,800    19,350
           +   Pegasus Solutions Inc.                2,005    13,910
           +   Performance Technologies Inc.         1,587    21,623
           +   Perot Systems Corp. "A"               7,311    67,170
           +   Phoenix Technologies Ltd.             1,569    21,157
           +   Pilot Network Services Inc.           1,713     1,392
           +   Portal Software Inc.                 10,600    83,144

                                                    Shares     Value
            --------------------------------------------------------
            +   Preview Systems Inc.                 4,013 $  12,541
            +   PRI Automation Inc.                  1,792    33,600
            +   Primus Knowledge Solutions Inc.      1,400     9,100
            +   ProBusiness Services Inc.            1,516    40,269
            +*  Procom Technology Inc.                 999    12,956
            +   Progress Software Corp.              1,928    27,835
            +   Project Software & Development Inc.  1,738    18,656
            +   Proxicom Inc.                        4,000    16,500
            +   Puma Technology Inc.                 3,134    13,026
            +   QAD Inc.                             2,989     3,549
            +   QRS Corp.                            1,271    16,285
            +   Quantum Corp. - Hard Disk Drive      4,496    35,968
            +   Quantum DLT & Storage Group          9,760   129,930
            +   Quest Software Inc.                  5,300   148,731
            +   Quintus Corp.                        3,035     9,010
            +*  Quokka Sports Inc.                   6,000     3,375
            +   Radiant Systems Inc.                 1,338    27,429
            +   Radview Software Ltd.                2,092     5,230
            +   Rainbow Technologies Inc.            1,664    26,312
            +*  Ramp Networks Inc.                   1,900    10,866
            +   RAVISENT Technologies Inc.           1,500     4,500
            +*  Red Hat Inc.                        10,000    62,500
            +   Redback Networks Inc.                9,200   377,200
            +   Retek Inc.                           3,355    81,778
            +   RSA Security Inc.                    2,529   133,721
            +   RWD Technologies Inc.                1,550     4,747
            +   Safeguard Scientifics Inc.           7,939    52,596
            +   Saga Systems Inc.                    2,453    28,056
            +   Sagent Technology Inc.               2,400     3,300
            +*  Sanchez Computer Associates Inc.     2,362    19,486
            +   SanDisk Corp.                        4,278   118,714
            +   Santa Cruz Operation Inc. (The)      2,667     3,417
            +*  Scient Corp.                         4,600    14,950
            +   Scientific Learning Corp.            3,800    16,031
            +*  SCM Microsystems Inc.                  788    26,004
            +   ScreamingMedia Inc.                  3,770    11,310
            +   Secure Computing Corp.               2,230    22,021
            +   SEEC Inc.                            2,300     5,606
                SEI Investment Co.                   3,594   402,528
            +   SERENA Software Inc.                 2,600    89,009
            +*  Silicon Storage Technology Inc.      5,787    68,359
            +   SilverStream Software Inc.           1,700    35,062
            +   SmartDisk Corp.                      1,900     7,362
            +   SmartServ Online Inc.                2,000    14,188
            +   Socket Communications Inc.           2,600     8,612
            +   Sonic Foundry Inc.                   2,400     3,150
            +   SONICblue Inc.                       5,029    20,745
            +   SonicWALL Inc.                       3,600    58,500
            +   SPEEDUS.COM Inc.                     3,600     2,362
            +   SportsLine.com Inc.                  3,055    16,230
            +   SPSS Inc.                            1,333    29,409
            +   SS&C Technologies Inc.               4,739    20,585
            +   StarBase Corp.                       3,706     8,686
            +*  StarMedia Network Inc.               5,100     9,642
            +*  Storage Computer Corp.               1,300    10,153
            +   Storage Technology Corp.             7,166    64,494
            +*  StorageNetworks Inc.                 1,516    37,616
            +   Stratasys Inc.                       2,400     6,300
            +*  Stratos Lightwave Inc.               3,700    63,131
            +   SunGard Data Systems Inc.            8,404   396,038
            +   Sunquest Information Systems Inc.    1,867    16,686
            +   SVI Holdings Inc.                    3,111     3,111
            +   Sykes Enterprises Inc.               2,159     9,581
            +*  Synopsys Inc.                        4,588   217,643
            +   Syntel Inc.                          3,108    17,871



  The accompanying notes are an integral part of these financial statements.



 20    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


         Extended Index
         Master Portfolio                            Shares       Value
         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Systems & Computer
               Technology Corp.                       1,623 $    19,983
         +   T/R Systems Inc.                         1,932      12,316
         +   Take-Two Interactive Software Inc.       2,620      30,130
         +   Tanning Technology Corp.                 1,800       6,637
         +   Technology Solutions Co.                 3,925       8,341
         +   Teknowledge Corp.                          700       1,181
         +   Telescan Inc.                            1,795       1,907
         +   TenFold Corp.                            2,000       3,000
         +   THQ Inc.                                 1,707      41,608
         +   3Com Corp.                              22,888     194,548
         +   3D Systems Corp.                         2,317      28,094
         +   3DO Co. (The)                            3,656       9,597
         +   Tidel Technologies Inc.                  1,200       6,900
         +   Tier Technologies Inc. "B"               2,784      15,834
             Timberline Software Corp.                  461       1,642
         +   TransAct Technologies Inc.               2,100      11,025
         +   Transaction Systems Architects Inc. "A"  1,848      21,367
         +   Tricord Systems Inc.                     2,200      18,287
         +*  Tumbleweed Communications Corp.          2,204      37,709
         +*  Turnstone Systems Inc.                   1,862      13,849
         +   U.S. Interactive Inc.                    2,100         591
         +   Ultimate Software Group Inc.             2,485       5,902
         +   USDATA Corp.                             3,300       1,856
         +*  VA Linux Systems Inc.                    3,372      27,397
         +*  VeriSign Inc.                           12,253     909,019
         +   Verity Inc.                              2,268      54,574
         +   Versant Corp.                            3,800       8,550
         +   Verso Technologies Inc.                  2,283       3,424
         +   Vertel Corp.                             2,100       4,922
         +   Vialink Co. (The)                        2,188       6,154
         +*  Viant Corp.                              3,000      11,906
         +   Vitech America Inc.                        739       2,910
         +*  Vitria Technology Inc.                   8,200      63,550
         +   Walker Interactive Systems               1,028       1,381
         +   WatchGuard Technologies Inc.             1,300      41,112
         +   Wave Systems Corp. "A"                   3,069      13,810
         +*  Webb Interactive Services                1,672       2,821
         +   WebTrends Corp.                          1,800      52,087
         +   Western Digital Corp.                   10,771      26,254
         +   Women.com Networks Inc.                  4,800       1,050
         +   Xircom Inc.                              1,729      26,799
         +   Xpedior Inc.                             3,388         953
         +*  Xybernaut Corp.                          5,065       8,547
         +                                                        7,613
             Zamba Corp.                              2,800 -----------
                                                             18,005,606
                                                            -----------
         Cosmetics/Personal Care--0.24%
             Carter-Wallace Inc.                      2,625      87,609
         *   Estee Lauder Companies Inc. "A"          8,278     362,680
         +   Guest Supply Inc.                        1,582      26,696
         +   Paragon Trade Brands Inc.                    1          12
                                                            -----------
                                                                476,997
                                                            -----------
         DIstribution/Wholesale--0.36%
             Advanced Marketing Services Inc.           966      16,784
         +*  Aviation Sales Co.                       2,158       5,395
         +   Bell Microproducts Inc.                  1,092      17,335
         +   Brightpoint Inc.                         5,443      19,050
         +   CellStar Corp.                           2,938       4,223
         +   Daisytek International Corp.             2,166      14,891

                                                     Shares       Value
         --------------------------------------------------------------
         *   Fastenal Co.                             2,497 $   137,023
         +   First Aviation Services Inc.             2,400      10,200
         +   Handleman Co.                            3,314      24,855
             Hughes Supply Inc.                       1,672      29,996
         +   Ingram Micro Inc. "A"                    4,664      52,470
         +   Keystone Automotive Industries Inc.      3,486      24,402
         +*  NuCo2 Inc.                               2,522      19,545
             Owens & Minor Inc.                       2,557      45,387
         +   Questron Technology Inc.                 3,200       9,600
         +   Richton International Corp.                800      16,500
         +   SCP Pool Corp.                           1,844      55,420
         +   Tech Data Corp.                          3,574      96,666
         +   United Stationers Inc.                   2,546      61,104
             Watsco Inc.                              3,306      38,085
         +   WESCO International Inc.                 3,100      22,475
                                                            -----------
                                                                721,406
                                                            -----------
         Diversified Financial Services--2.57%
         *   Advanta Corp. "A"                        2,893      25,495
             Advest Group Inc.                          898      31,935
         +   Affiliated Managers Group Inc.           1,584      86,922
         +   Alleghany Corp.                            435      89,392
             Allied Capital Corp.                     4,839     101,014
             American Capital Strategies Ltd.         1,807      45,514
         +   AmeriCredit Corp.                        4,603     125,432
         +*  Ameritrade Holding Corp. "A"            11,359      79,513
         +   Ampal-American Israel Corp. "A"          2,783      16,872
         +   BlackRock Inc.                           1,000      42,000
         +   Boron, LePore & Associates Inc.          2,366      24,843
             Capitol Federal Financial                5,200      87,100
         +*  CompuCredit Corp.                        2,500      45,312
             Dain Rauscher Corp.                        756      71,584
         +   Digital Insight Corp.                    1,689      30,508
             Doral Financial Corp.                    4,208     101,781
         +   DVI Inc.                                 1,919      32,743
         +   E*trade Group Inc.                      19,208     141,659
             Eaton Vance Corp.                        3,616     116,616
             Edwards (A.G.) Inc.                      5,612     266,219
         +   E-LOAN Inc.                              4,300       2,150
         +*  Equitex Inc.                             4,839      23,288
         +*  Factual Data Corp.                         900       4,781
             Federated Investors Inc. "B"             8,190     238,534
         +   Financial Federal Corp.                  1,665      39,752
             Finova Group Inc.                        5,393       5,056
         +   Forrester Research Inc.                  1,166      58,373
         +   Friedman Billings Ramsey Group Inc. "A"  2,455      16,111
         +   Gabelli Asset Management Inc. "A"        1,100      36,506
         +   GlobalNet Financial.com Inc.             3,500       5,250
             Goldman Sachs Group Inc. (The)           8,338     891,645
         +   Greg Manning Auctions Inc.               1,400       2,887
             Heller Financial Inc. "A"                2,908      89,239
         +   HPSC Inc.                                2,200      13,200
         +   Investment Technology Group Inc.         2,254      94,104
             Jeffries Group Inc.                      1,440      45,000
             John Nuveen Co. "A"                      1,702      97,865
         +   Kent Financial Services Inc.             1,000       3,875
         +   Kirlin Holding Corp.                     4,000       3,312
         +   Knight Trading Group Inc.                8,090     112,754
         +   Labranche & Co. Inc.                     2,600      79,462
             Legg Mason Inc.                          3,797     206,936
         +   M.H. Meyerson & Co. Inc.                 3,900       9,750
         +   Matrix Bancorp Inc.                      1,947      13,872



  The accompanying notes are an integral part of these financial statements.



 21    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


         Extended Index
         Master Portfolio                            Shares      Value
         -------------------------------------------------------------
         COMMON STOCKS--(Continued)
         -------------------------------------------------------------
         +   Memberworks Inc.                           898 $   19,082
             Metris Companies Inc.                    3,983    104,803
             Morgan Keegan Inc.                       2,844     75,366
         +   National Processing Inc.                 4,765     81,005
         +   NCO Group Inc.                           1,960     59,535
         *   Neuberger Berman Inc.                    2,900    235,081
         +   NextCard Inc.                            3,900     31,200
         +   Online Resources & Communications Corp.  1,400      2,800
         +   onlinetradinginc.com                       900      3,150
             Phoenix Investment Partners Ltd.         3,408     53,463
         +   Professional Detailing Inc.                878     92,862
             Raymond James Financial Inc.             3,766    131,339
             Resource America Inc. "A"                2,574     29,597
             Resource Bancshares Mortgage Group Inc.  4,853     34,274
         +   S1 Corp.                                 3,203     16,816
             Siebert Financial Corp.                  2,939     12,123
         +   SierraCities.com Inc.                    1,924      4,810
         +   SoftNet Systems Inc.                     3,518      6,376
             Source Capital Corp.                       500      2,094
         *   Southwest Securities Group Inc.          1,456     37,674
         +   Startek Inc.                               789     12,131
         +   Stockwalk.com Group Inc.                   921      1,957
             Student Loan Corp.                       1,094     59,555
         +   TD Waterhouse Group Inc.                 2,400     31,800
             Tucker Anthony Sutro Corporation         1,599     39,275
         +*  Wackenhut Corp. "A"                      1,667     22,504
             Waddell & Reed Financial Inc. "A"        5,255    197,719
         +   WFS Financial Inc.                       2,248     41,588
         +   Wit Soundview Group Inc.                 4,800     17,250
                                                            ----------
                                                             5,113,385
                                                            ----------
         Electric--2.32%
             ALLETE                                   4,226    104,858
             Alliant Energy Corp.                     4,851    154,626
             Avista Corp.                             3,199     65,579
             Black Hills Corp.                        1,765     78,984
             CH Energy Group Inc.                     1,056     47,256
             Cleco Corp.                              1,106     60,553
             Conectiv Inc.                            5,404    108,418
             DPL Inc.                                 8,804    292,183
             DQE Inc.                                 3,978    130,279
         +   El Paso Electric Co.                     3,496     46,147
             Empire District Electric Co. (The)       1,961     51,599
             Energy East Corp.                        8,042    158,327
             Green Mountain Power Corp.               2,136     26,700
             Hawaiian Electric Industries Inc.        1,934     71,921
             IDACorp Inc.                             1,982     97,242
             IPALCO Enterprises Inc.                  4,742    114,697
             Kansas City Power & Light Co.            3,569     97,924
             Madison Gas & Electric Co.               5,619    127,130
             MDU Resources Group Inc.                 3,172    103,090
             Montana Power Co.                        6,324    131,223
             Northeast Utilities                     10,402    252,249
             NorthWestern Corp.                       1,628     37,648
             NSTAR                                    4,022    172,443
             OGE Energy Corp.                         4,313    105,399
         +   Orion Power Holdings Inc.                5,496    135,339
             Otter Tail Power Co.                     1,960     54,390
         +*  Plug Power Inc.                          2,500     36,719
             Potomac Electric Power Co.               7,803    192,812
             Public Service Company of New Mexico     2,469     66,200

                                                    Shares      Value
           ----------------------------------------------------------
               Puget Sound Energy Corp.              6,183 $  171,965
               RGS Energy Group Inc.                 1,797     58,290
               SCANA Corp.                           6,992    206,701
               Sierra Pacific Resources Corp.        5,187     83,316
               TECO Energy Inc.                      7,901    255,795
           +   TNPC Inc.                             8,155     80,021
               UIL Holdings Corporation                841     41,840
               UniSource Energy Corp.                4,342     81,684
           *   Utilicorp United Inc.                 6,035    187,085
           *   Western Resources Inc.                4,046    100,391
               Wisconsin Energy Corp.                7,957    179,530
               WPS Resources Corp.                   1,687     62,103
                                                           ----------
                                                            4,630,656
                                                           ----------
           Electrical Components & Equipment--0.20%
           +*  Active Power Inc.                     2,186     47,955
           +   Advanced Energy Industries Inc.       1,893     42,592
           +*  Capstone Turbine Corp.                4,900    137,200
               Hubbell Inc. "B"                      3,242     85,913
           +   Proton Energy Systems Inc.            1,600     16,800
           +*  Superconductor Technologies Inc.      1,400      5,075
           +   UCAR International Inc.               2,812     27,417
           +   Wilson Greatbatch Technologies Inc.   1,300     36,725
                                                           ----------
                                                              399,677
                                                           ----------
           Electronics--3.85%
           +*  Act Manufacturing Inc.                1,034     16,285
           +   Actel Corp.                           2,037     49,270
           +   ADE Corp.                             1,586     27,953
           +   Aeroflex Inc.                         3,466     99,918
               Allen Organ Co. "B"                     171      9,063
           +   Alpha Industries Inc.                 2,614     96,718
           +   Alpha Technologies Group Inc.         2,400     21,300
           +   Alpine Group (The) Inc.               1,396      3,054
           +   American Superconductor Corp.         1,366     39,016
               AMETEK Inc.                           1,734     44,976
           +   Amphenol Corp. "A"                    2,798    109,647
               Analogic Corp.                          966     43,047
           +   Andrea Electronics Corp.              2,596      5,452
           +   APW Ltd.                              2,228     75,195
           +   Arrow Electronics Inc.                5,978    171,120
           +   Artesyn Technologies Inc.             2,290     36,354
           +   Artisan Components Inc.               1,798     13,373
           +   ATMI, Inc.                            1,590     31,005
           +   Ault Inc.                             2,400     16,800
               Avnet Inc.                            5,976    128,484
               AVX Corp.                            11,542    189,000
               Barnes Group Inc.                     1,790     35,576
           +   Bel Fuse Inc. "A"                     1,091     36,548
               Belden Inc.                           1,088     27,608
           +   Benchmark Electronics Inc.            1,419     32,016
           +   Blonder Tongue Laboratories Inc.      4,570     14,281
           +   BOLDER Technologies Corp.             4,029      4,281
               Brady Corp. "A"                       1,407     47,574
               C&D Technologies Inc.                 1,414     61,067
           +   Cable Design Technologies Corp.       2,643     44,435
           +   California Amplifier Inc.             1,100     10,175
           +*  Caliper Technologies Corp.            1,734     81,498
           +   Catalyst Semiconductor Inc.           1,800      6,975
           +   Checkpoint Systems Inc.               3,397     25,265
           +   Chromatics Color Sciences             6,668      2,709
           +   Coherent Inc.                         1,860     60,450


  The accompanying notes are an integral part of these financial statements.



 22    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares      Value
----------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------
+   Concord Camera Corp.                  1,602 $   26,433
+   CP Clare Corp.                        3,500     13,125
    CTS Corp.                             2,016     73,458
    Cubic Corp.                           1,328     34,113
+   Cymer Inc.                            1,613     41,510
+   Daktronics Inc.                       2,600     30,875
    Dallas Semiconductor Corp.            4,324    110,802
+   DDi Corp.                             2,360     64,310
+   Detection Systems Inc.                1,983     35,322
+   Dionex Corp.                          1,193     41,158
+*  DuPont Photomasks Inc.                1,384     73,136
    EDO Corp.                             4,496     33,158
+   Electric Fuel Corp.                   1,539      7,214
+   Electro Scientific Industries Inc.    1,418     39,704
+   Energy Conversion Devices Inc.        1,263     25,576
+   Engineering Measurements Co.          2,400     16,800
+*  EntreMed Inc.                         1,378     23,770
+   ESS Technology Inc.                   3,518     18,030
+   Evans & Sutherland Computer Corp.     3,765     29,179
+   Evergreen Solar Inc.                    388      2,619
+   Exar Corp.                            2,728     84,525
+   Excel Technology Inc.                 1,006     20,073
+   Fairchild Semiconductor Corp. "A"     4,800     69,300
+   FEI Co.                               1,469     33,420
+   Fisher Scientific International Inc.  2,691     99,231
    Frequency Electronics Inc.            1,643     27,931
+   FSI International Inc.                2,428     20,334
+   FuelCell Energy Inc.                  1,000     68,562
    General Cable Corp.                   3,747     16,627
+*  Genrad Inc.                           3,397     33,970
+   Gentex Corp.                          4,918     91,598
+   Genus Inc.                            1,400      2,231
+   GlobeSpan Inc.                        4,500    123,750
+   HEI Inc.                              2,100     21,000
    Helix Technology Corp.                1,597     37,804
+   HI/FN Inc.                              639     17,572
+   Hutchinson Technology Inc.            2,299     31,611
+   Ibis Technology Corp.                   705     13,571
+   IFR Systems Inc.                      1,900      5,462
+   II-VI Inc.                            1,212     18,407
+   Illinois Superconductor Corp.         4,000      5,625
+   ImageX.com Inc.                       2,100      2,166
+   Innovex Inc.                          2,144     14,472
+   Interlink Electronics Inc.            1,050     13,322
+   inTEST Corp.                          1,900     12,112
+   Invision Technologies Inc.            1,939      2,787
+   Jabil Circuit Inc.                   11,778    298,867
+   JMAR Technologies Inc.                2,400      7,800
+   JNI Corp.                             1,500     34,031
+   JPM Company (The)                     3,660      2,516
+   KEMET Corp.                           5,608     84,821
+   Kent Electronics Corp.                1,550     25,575
+   Lifeline Systems Inc.                 1,214     15,327
+   Littelfuse Inc.                       1,208     34,579
+   Lowrance Electronics Inc.             1,700      5,312
+   Mackie Designs Inc.                   2,661     13,970
+   Mattson Technology Inc.               1,653     17,047
+   Maxwell Technologies Inc.             1,412     21,092
+   Meade Instruments Corp.               1,580     10,369
+   Mechanical Technology Inc.            1,914      6,699
+   MedicaLogic/Medscape Inc.             5,227     12,087
+   Mercury Computer Systems Inc.         1,444     67,056
+   Merix Corp.                             750     10,031

                                                  Shares       Value
            --------------------------------------------------------
            +   Mesa Laboratories Inc.             2,400 $    14,400
                Methode Electronics Inc. "A"       2,190      50,233
            +   Micrel Inc.                        5,368     180,834
            +   Micro Linear Corp.                   810       3,240
            +   Microchip Technology Inc.          7,267     159,420
            +   Microsemi Corp.                    1,017      28,285
            +*  MIPS Technologies Inc. "A"         2,467      65,838
            +*  MKS Instruments Inc.               1,300      20,150
            +   Molecular Devices Corp.              818      55,982
            +   Nanometrics Inc.                     888      12,265
            +   NETsilicon Inc.                    1,600       5,950
            +   Nu Horizons Electronics Corp.      1,215      10,859
            +   Oak Technology Inc.                2,900      25,194
            +   OPTi Inc.                          2,083      10,155
            +   OSI Systems Inc.                   2,434      14,908
            +   OYO Geospace Corp.                 1,100      24,750
            +   PCD Inc.                           1,910      11,579
            +   Photon Dynamics Inc.                 800      18,000
            +   Photronics Inc.                    2,447      57,352
            *   Pioneer-Standard Electronics Inc.  2,671      29,381
            +*  Plexus Corp.                       2,560      77,800
            +   PLX Technology Inc.                2,100      17,456
            +   Power Integrations Inc.            2,412      27,738
            +   QuickLogic Corp.                   2,100      14,569
            +   Ramtron International Corp.        1,740       7,612
            +   Rayovac Corp.                      3,429      48,649
            +   Recoton Corp.                      2,431      18,536
            +   REMEC Inc.                         2,601      25,035
            +   Reptron Electronics Inc.           1,400       8,662
            +   Research Frontiers Inc.            1,504      26,320
            +   Robinson Nugent Inc.               1,400      32,112
            +   Robotic Vision Systems Inc.        2,513       6,911
            +   Rogers Corp.                         962      39,502
            +   Rudolph Technologies Inc.          1,617      48,813
            +   Sawtek Inc.                        2,966     136,992
            +   SBS Technologies Inc.              1,230      36,823
            +   SCI Systems Inc.                   9,274     244,602
            +   Semtech Corp.                      4,436      97,869
            +*  Sensar Corp.                       2,000         875
            +*  Sensormatic Electronics Corp.      6,051     121,398
            +   Sheldahl Inc.                      2,484       4,968
            +   Signal Technology Corp.            1,100      11,000
            +   Silicon Image Inc.                 3,000      16,312
            +   Silicon Valley Group Inc.          2,668      76,705
            +   Siliconix Inc.                     1,701      38,272
            +   SIPEX Corp.                        2,060      49,311
                SLI Inc.                           2,799      18,019
            +   Spectra-Physics Lasers Inc.        1,196      30,199
            +   Spectrum Control Inc.              2,390      24,049
            +   Spire Corp.                        5,000      20,312
            +   Supertex Inc.                      1,142      22,572
            +   Surge Components Inc.              1,900       3,562
                Tech/Ops Sevcon Inc.               1,439      12,951
                Technitrol Inc.                    1,846      75,917
            +   Telcom Semiconductor Inc.          1,447      16,460
            +   Therma-Wave Inc.                   1,515      21,210
            +   Three-Five Systems, Inc.           1,445      26,010
            +   Trimble Navigation Ltd.            1,915      45,960
            +   Triumph Group Inc.                   615      25,215
            +   Tvia Inc.                          2,220       8,741
            +   Ultrak Inc.                          542       2,473
            +   Universal Display Corp.            1,200       8,625
            +   Universal Electronics Inc.         1,278      19,729
            +*  Valence Technology Inc.            3,746      34,885



  The accompanying notes are an integral part of these financial statements.



 23    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



         Extended Index
         Master Portfolio                            Shares      Value
         -------------------------------------------------------------
         COMMON STOCKS--(Continued)
         -------------------------------------------------------------
         +   Varian Inc.                              2,430 $   82,316
         +   Viasystems Group Inc.                    9,029     75,054
         +   Vicor Corp.                              2,475     75,178
         +*  Virata Corp.                             3,600     39,150
         +   Vishay Intertechnology Inc.              8,624    130,438
         +   Waters Corp.                             7,988    666,998
             Watts Industries Inc. "A"                2,401     33,314
             Woodhead Industries Inc.                 1,806     35,443
             X-Rite Inc.                              3,781     29,539
         +*  Zoran Corp.                                972     15,066
         +   Zygo Corp.                                 911     25,764
                                                            ----------
                                                             7,671,188
                                                            ----------
         Energy & Related--0.45%
         +*  H Power Corp.                            3,940     30,289
         +*  Millennium Cell Inc.                     1,400     14,350
             Santa Fe International Corp.             7,534    241,559
         +   Southern Energy Inc.                    20,430    578,424
         +   Syntroleum Corp.                         2,492     42,364
                                                            ----------
                                                               906,986
                                                            ----------
         Engineering & Construction--0.09%
             Foster Wheeler Corp.                     3,900     20,475
             Granite Construction Inc.                1,836     53,129
         +   Jacobs Engineering Group Inc.            1,643     75,886
         +   Washington Group International Inc.      3,789     31,022
                                                            ----------
                                                               180,512
                                                            ----------
         Entertainment--0.97%
         +   AMC Entertainment Inc.                   3,050     12,200
         +   Anchor Gaming                            1,478     57,642
         +   Argosy Gaming Co.                        2,403     46,108
         +   barnesandnoble.com Inc.                  2,900      3,806
         +   Championship Auto Racing Teams Inc.      1,178     24,738
         +   Cheap Tickets Inc.                       2,400     23,400
             Churchill Downs Inc.                     1,277     38,071
             Dover Downs Entertainment Inc.           3,290     36,807
         +   Expedia Inc. "A"                         6,600     63,112
         +   Fairfield Communities Inc.               3,954     55,603
         +   Gaylord Entertainment Co. "A"            1,767     36,886
         +   GC Companies Inc.                          584      1,168
         +*  Global Sports Inc.                       2,939     16,256
         +   GTECH Holdings Corp.                     1,846     37,958
         +   Hollywood Entertainment Corp.            3,393      3,605
         +   Image Entertainment Inc.                   599      1,947
         +   International Game Technology Inc.       5,021    241,008
             International Speedway Corp. "A"         4,038    153,444
         +   Isle of Capris Casinos Inc.              1,700     18,062
         +   Macrovision Corp.                        3,560    263,496
         +*  Martha Stewart Living Inc. "A"             700     14,044
         +*  Metro-Goldwyn-Mayer Inc.                15,240    248,602
         +   Penn National Gaming Inc.                2,343     23,869
         +   Pinnacle Entertainment Inc.              1,651     22,288
         +   Six Flags Inc.                           4,874     83,772
         +   Speedway Motorsports Inc.                3,556     85,344
         +   Steinway Musical Instruments Inc.        1,325     23,767
         +   Thousand Trails Inc.                       600      3,000
         +   Ticketmaster Online-CitySearch Inc. "B"  2,913     24,396
         +*  Trendwest Resorts Inc.                   1,167     31,509
         +   Vail Resorts Inc.                        2,910     68,203
         +   Westwood One Inc.                        7,086    136,848

                                                        Shares       Value

      --------------------------------------------------------------------
      +   World Wrestling Federation Entertainment Inc.  1,900 $    30,400
      +   Zomax Inc.                                     2,356      10,749
                                                               -----------
                                                                 1,942,108
                                                               -----------
      Environmental Control--0.27%
      +   Cataytica Energy Systems Inc.                  1,706      29,425
      +   GTS Duratek Inc.                               2,430      15,187
          IMCO Recycling Inc.                            5,713      30,350
      +   Ionics Inc.                                    1,620      45,968
      +   IT Group Inc.                                  2,512      12,560
      +   Layne Christensen Co.                          6,420      20,965
          Mine Safety Appliances Co.                       963      24,195
      +   MPM Technologies Inc.                          1,900       9,619
      +   Republic Services Inc. "A"                    11,167     191,933
      +   Stericycle Inc.                                1,400      53,375
      +   Tetra Tech Inc.                                2,197      70,029
      +   U S Liquids Inc.                               5,654      12,368
      +   Waste Industries Inc.                          2,593      15,558
                                                               -----------
                                                                   531,532
                                                               -----------
      Food--1.62%
      +   American Italian Pasta Co. "A"                 1,509      40,460
          Andersons Inc.                                 2,101      18,121
          Applebee's International Inc.                  1,743      54,796
      +   Arden Group Inc. "A"                             320      13,560
          Bridgeford Food Corp.                          1,119      13,987
      +   CEC Entertainment Inc.                         1,609      54,907
      +   Champps Entertainment Inc.                     1,419       9,756
      +   Chart House Enterprises Inc.                     526       2,137
      +   Cheesecake Factory (The)                       2,383      91,448
      +   Consolidated Products Inc.                     2,389      16,424
          Corn Products International Inc.               2,303      66,931
          Dean Foods Co.                                 2,260      69,354
      +   Del Monte Foods Co.                            3,796      27,521
          Delhaize America Inc. "A"                      9,767     172,754
          Dole Food Co.                                  2,850      46,669
          Dreyer's Grand Ice Cream Inc.                  2,121      68,402
          Earthgrains Company (The)                      2,723      50,375
          Fleming Companies Inc.                         2,411      28,480
          Flowers Industries Inc.                        5,766      90,814
      +   Fresh Del Monte Produce Inc.                   2,629      11,666
      +   Gardenburger Inc.                              3,019       1,509
      +   Green Mountain Coffee Inc.                       500      25,000
      +   Hain Celestial Group Inc.                      1,889      61,392
          Hormel Foods Corp.                             8,986     167,364
          IBP Inc.                                       7,053     188,668
      +   ICH Corporation                                1,000       4,750
      +   IHOP Corp.                                     1,582      34,310
          Interstate Bakeries Corp.                      2,520      35,437
      +   Jack in the Box Inc.                           2,251      66,264
          Keebler Foods Co.                              5,461     226,290
          Lance Inc.                                     2,741      34,691
      +   M&F Worldwide Corp.                            1,561       6,049
          McCormick & Co. Inc.                           4,552     164,156
          Michael Foods Inc.                             1,348      40,608
          Morrison Management Specialist Inc.              929      32,431
          Northland Cranberries "A"                      2,127       1,462
      +   O'Charleys Inc.                                1,668      29,711
      +*  P.F. Chang's China Bistro Inc.                 1,253      39,391
      +*  Papa John's International Inc.                 1,821      40,517
      +   Performance Food Group Co.                       862      44,191
      +   Ralcorp Holdings Inc.                          2,028      33,209


  The accompanying notes are an integral part of these financial statements.



 24    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                          Shares      Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
+   Rare Hospitality International Inc.    1,567 $   34,964
    Riviana Foods Inc.                       667     13,090
    Ruddick Corp.                          2,487     28,445
+   Schlotzsky's Inc.                        972      2,430
    Schultz Sav O Stores Inc.              1,642     17,652
    Seaboard Corp.                           166     25,896
    Sensient Technologies Corp.            2,590     58,922
+   Smithfield Foods Inc.                  3,479    105,762
+   Sonic Corp.                            1,826     42,569
+   Suiza Foods Corp.                      1,866     89,568
+   Tejon Ranch Co.                        1,368     26,320
+   Tejon Ranch Co.-Rts                    1,368         43
    Tootsie Roll Industries Inc.           1,746     80,425
    Tyson Foods Inc. "A"                  14,742    187,960
+   United Heritage Corp.                  6,360      7,552
+   United Natural Foods Inc.              1,913     33,717
    Weis Markets Inc.                      3,068    117,543
+*  Whole Foods Market Inc.                1,579     96,516
+   Wild Oats Markets Inc.                 1,876      7,973
+   WLR Foods Inc.                         1,405     19,758
                                                 ----------
                                                  3,223,067
                                                 ----------
Forest Products & Paper--0.27%
    Bowater Inc.                           3,015    169,971
+   Buckeye Technologies Inc.              1,702     23,934
    Caraustar Industries Inc.              3,220     30,188
    Chesapeake Corp.                         959     19,719
+   Fibermark Inc.                         1,686     13,172
    Georgia-Pacific (Timber Group)         5,707    170,853
    Glatfelter (P.H.) Co.                  3,481     43,338
    Pope & Talbot Inc.                     1,397     23,487
    Wausau-Mosinee Paper Corp.             3,433     34,759
                                                 ----------
                                                    529,421
                                                 ----------
Gas--0.19%
    AGL Resources Inc.                     2,957     65,239
    MCN Energy Group Inc.                  5,644    156,268
    Vectren Corporation                    3,387     86,792
    WGL Holdings Inc.                      2,044     62,214
                                                 ----------
                                                    370,513
                                                 ----------
Hand/Machine Tools--0.22%
+   Axsys Technologies Inc.                  679     18,503
    Baldor Electric Co.                    1,856     39,208
    Franklin Electric Co. Inc.               450     30,825
+   Jore Corporation                       1,000      4,625
    Kennametal Inc.                        2,336     68,036
+   Powell Industries Inc.                 2,091     26,660
    Regal-Beloit Corp.                     1,935     33,011
+   SPX Corp.                              2,068    223,732
                                                 ----------
                                                    444,600
                                                 ----------
Health Care--4.63%
+*  Abiomed Inc.                           1,772     42,971
+   Accredo Health Inc.                      750     37,641
+   Advanced Neuromodulation Systems Inc.  1,042     21,231
+*  Advanced Tissue Sciences Inc.          3,800     11,519
+   Albany Molecular Research Inc.         2,100    129,412
+   American Medical Systems
    Holdings Inc.                          1,600     25,400
+   AmeriPath Inc.                         1,673     41,825
+   Apria Healthcare Group Inc.            3,016     89,726

                                                    Shares      Value
          -----------------------------------------------------------
          +   Aradigm Corp.                          2,248 $   32,877
          +   Argonaut Technologies Inc.             1,570     13,345
              Arrow International Inc.               1,139     42,908
          +*  Arthocare Corp.                        1,260     24,570
          +   AVAX Technologies Inc.                 2,900     10,875
          +*  Avigen Inc.                            1,500     31,125
          +   Bacou USA Inc.                         1,487    `38,662
              Beckman Coulter Inc.                   4,358    182,764
          +   BioMarin Pharmaceutical Inc.           1,800     17,437
          +   Bio-Rad Laboratories Inc. "A"          1,458     46,364
          +   Bioreliance Corp.                      2,049     27,149
          +   Biosite Diagnostics Inc.                 977     39,507
          +   BioSource International Inc.           1,400     21,437
              Block Drug Co. "A"                     1,652     87,040
          +   BriteSmile Inc.                        6,500     18,281
          +   Bruker Daltonics Inc.                  3,335     78,581
          +   CardioDynamics International Corp.     2,800      9,625
          +   Cerner Corp.                           1,867     86,349
          +   Cerus Corp.                            1,547    116,412
          +   ChromaVision Medical Systems Inc.      2,036      5,344
          +   Closure Medical Corp.                  1,294     46,584
          +   Colorado Medtech Inc.                  1,974      6,292
          +   Community Health Systems Inc.          5,000    175,000
          +   Computer Motion Inc.                   1,959      9,060
          +   Conmed Corp.                           1,677     28,719
              Cooper Companies Inc.                  1,467     58,497
          +   Core Inc.                              2,850      9,975
          +   Covance Inc.                           3,305     35,529
          +   Coventry Health Care Inc.              4,832    128,954
          +   Curative Health Services Inc.            470      2,614
          +   Cyberonics Inc.                        1,143     26,575
          +*  Cygnus Inc.                            2,359     11,500
          +   Cytyc Corp.                            2,486    155,530
              Datascope Corp.                          978     33,496
          +   DaVita Inc.                            4,621     79,135
              Diagnostic Products Corp.              1,017     55,554
          +   Diametrics Medical Inc.                3,462     20,556
          +   Dynacq International Inc.              2,100     21,394
          +   Eclipse Surgical Technologies Inc.     2,404      2,028
          +   Edwards Lifesciences Corp.             3,700     65,675
          +   Enzo Biochem Inc.                      1,518     37,760
          +   Enzon Inc.                             2,684    166,576
          +*  Epimmune Inc.                          2,000      5,250
          +   Express Scripts Inc. "A"               2,504    256,034
          +   Haemonetics Corp.                      1,692     52,241
          +   Health Management Associates Inc. "A" 15,437    320,318
          +   Health Net Inc.                        7,267    190,305
          +   Healthcentral.com                      3,238        506
          +   Healthtronics Inc.                     1,400      9,406
              Hillenbrand Industries Inc.            3,895    200,592
          +   Hologic Inc.                           2,693     14,307
              Hooper Holmes Inc.                     3,918     43,333
          +*  Human Genome Sciences Inc.             7,612    527,607
          +   IDEXX Laboratories Inc.                2,329     51,238
          +*  IGEN International Inc.                1,785     21,978
          +   I-many Inc.                            1,903     23,669
          +   Impath Inc.                            1,324     88,046
          +   INAMED Corp.                           1,100     22,481
          +   InSight Health Services Corp.          1,500     12,375
          +   Integra Lifesciences Holding           3,300     44,962
          +   Interpore International                2,927     11,525
              Invacare Corp.                         2,037     69,767



  The accompanying notes are an integral part of these financial statements.



 25    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


          Extended Index
          Master Portfolio                            Shares     Value
          ------------------------------------------------------------
          COMMON STOCKS--(Continued)
          ------------------------------------------------------------
          +   Inverness Medical Technology Inc.        2,500 $  97,344
          +   Invitrogen Corp.                         2,892   249,797
          +   Isolyser Co. Inc.                        2,500     2,500
          +   I-Stat Corp.                             1,362    36,008
          +   Kensey Nash Corp.                        1,733    17,547
          +   Keravision Inc.                          1,670       574
          +   Laboratory Corp. of America Holdings     2,040   359,040
          +   Lasersight Inc.                          1,588     1,985
          +   LifeCell Corp.                             600       956
          +   Lifemark Corp.                           2,000    23,000
          +   LifePoint Hospitals Inc.                 2,000   100,250
          +   Lincare Holdings Inc.                    2,804   160,003
          +*  Luminex Corp.                            2,140    55,774
          +   Matria Healthcare Inc.                     860     8,278
          +   Med-Design Corp. (The)                   1,400    22,225
          +   Medwave Inc.                             1,841    13,117
          *   Mentor Corp.                             1,484    28,938
          +   Merit Medical Systems Inc.               1,100     6,187
          +   Micro Therapeutics Inc.                  1,700     7,969
          +*  Microvision Inc.                           972    17,010
          +   Mid Atlantic Medical Services Inc.       3,220    63,796
          +   Minimed Inc.                             4,512   189,645
          +   Novamed Eyecare Inc.                     2,500     2,656
          +   Novametrix Medical Systems Inc.            400     1,675
          +   Novavax Inc.                             4,500    38,250
          +   Novoste Corp.                              894    24,585
          +   Oakley Inc.                              4,562    61,587
          +   Ocular Sciences Inc.                     2,303    26,772
          +   OraSure Technologies Inc.                2,701    22,283
          +   Ortec Inernational Inc.                  1,863    10,479
          +   OrthAlliance Inc. "A"                    1,581     4,249
          +   Orthodontic Centers of America           2,838    88,687
          +   Orthologic Corp.                         3,033     8,720
          +   Osteotech Inc.                           1,497     7,111
          +   Oxford Health Plans Inc.                 5,396   213,142
          +   PacifiCare Health Systems Inc. "A"       2,536    38,040
          +   Palatin Technologies Inc.                1,800     6,075
          +   Pediatrix Medical Group Inc.             1,483    35,685
          +   PharmaNetics Inc.                        1,300    15,275
          +   Polymedica Industries Corp.                800    26,700
          +   Possis Medical Inc.                      3,456    13,824
          +   Prime Medical Service Inc.               2,659    13,295
          +*  Province Healthcare Co.                  2,368    93,240
          +   PSS World Medical Inc.                   7,148    35,740
              Psychemedics Corp.                       2,416    12,442
          +   Quest Diagnostics Inc.                   3,036   431,112
          +   Quorum Health Group Inc.                 3,329    52,432
          +   Rehabcare Group Inc.                     1,478    75,932
          +   Renal Care Group Inc.                    3,513    96,333
          +   Res-Care Inc.                            2,444    10,998
          +*  Resmed Inc.                              1,712    68,266
          +   Respironics Inc.                         3,513   100,120
          +   Ribozyme Pharmaceuticals Inc.            1,900    27,194
          +   SciQuest.com Inc.                        3,205     4,207
          +   Sola International Inc.                  6,513    26,866
          +*  Sonosite Inc.                              920    11,730
          +   Spectranetics Corp.                      3,055     4,010
          +   SPECTRASCIENCE Inc.                      2,000    10,750
          +   Staar Surgical Co.                       1,696    21,306
          +   Steris Corp.                             4,554    73,433
          +*  Sunrise Assisted Living Inc.             2,350    58,750
          +*  Sunrise Technologies International Inc.  4,043     7,202

                                                    Shares      Value
           ----------------------------------------------------------
           +   Syncor International Corp.            2,382 $   86,645
           +   Techne Corp.                          2,792    100,687
           +   Theragenics Corp.                     2,984     14,920
           +   Thermo Cardiosystems Inc.             4,222     36,942
           +*  Thoratec Labs Corp.                   1,851     20,361
           +*  Triad Hospitals Inc.                  2,200     71,637
           +   Trigon Healthcare Inc.                2,192    170,565
           +   TriPath Imaging Inc.                  3,479     30,442
           +   U.S. Physical Therapy Inc.            1,500     35,625
           +   Universal Health Services Inc. "B"    1,865    208,414
           +   Urologix Inc.                         3,600     49,050
           +   US Oncology Inc.                      4,023     25,395
           +   Valentis Inc.                         3,876     27,616
           +   Varian Medical Systems Inc.           2,230    151,501
           +*  Ventana Medical Systems Inc.          1,393     25,770
           +   VISX Inc.                             4,020     41,959
               Vital Sign Inc.                       1,469     47,192
           +   WebMD Corp.                          23,096    183,325
               West Pharmaceutical Services Inc.     1,471     36,131
           +   Young Innovations Inc.                  903     17,383
           +   ZEVEX International Inc.              1,200      4,950
           +                                                   23,737
               Zoll Medical Corp.                      677 ----------
                                                            9,226,663
                                                           ----------
           Heavy Construction--0.01%
           +                                                   16,150
               UNIFAB International Inc.             1,700 ----------
           Holding Companies-Diversified--3.42%
           +   Berkshire Hathaway Inc. "A"              95  6,745,000
           +   Craig Corp.                           1,000      2,875
           +   Triarc Companies Inc.                 1,308     31,719
                                                               25,709
               Walter Industries Inc.                3,486 ----------
                                                            6,805,303
                                                           ----------
           Home Builders--0.50%
           +   AMREP Corporation                       500      2,031
           +   Beazer Homes USA Inc.                 1,431     57,240
           +   Champion Enterprises Inc.             5,252     14,443
               Clayton Homes Inc.                    8,105     93,207
               D.R. Horton Inc.                      4,455    108,869
           +   Del Webb Corp.                        1,508     44,109
           +   Dominion Homes Inc.                   1,300     10,969
               Fleetwood Enterprises Inc.            3,500     36,750
               Lennar Corp.                          3,750    135,938
               M.D.C. Holdings Inc.                  1,120     36,904
           +   Monaco Coach Corp.                    1,835     32,457
           +   Newmark Homes Corp.                   1,914     19,618
           +   NVR Inc.                                481     59,452
           +   Palm Harbor Homes Inc.                2,363     37,217
               Ryland Group Inc.                     1,057     43,073
               Skyline Corp.                         1,441     27,289
               Standard-Pacific Corp.                3,026     70,733
               Thor Industries Inc.                  1,446     28,558
           +   Toll Brothers Inc.                    2,254     92,132
                                                               37,233
               Winnebago Industries Inc.             2,120 ----------
                                                              988,222
                                                           ----------
           Home Furnishings--0.38%
           +   Applica Inc.                          4,014     19,568
               Bassett Furniture Industries Inc.     2,279     25,639
               Ethan Allen Interiors Inc.            3,049    102,141
               Fedders Corp.                         3,324     15,374
           +   Furniture Brands International Inc.   4,120     86,778
               Harman International Industries Inc.  1,782     65,043
               Kimball International Inc. "B"        1,920     27,840



  The accompanying notes are an integral part of these financial statements.



 26    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                          Shares    Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
           +   Lazare Kaplan International Inc.       2,279 $ 11,537
               La-Z-Boy Inc.                          3,606   56,794
               Libbey Inc.                            1,773   53,855
               Movado Group Inc.                      1,678   25,589
               Oneida Ltd.                            1,947   36,141
           +*  Parkervision Inc.                      1,320   48,345
           +   Polycom Inc.                           4,448  143,170
               Rowe Furniture Corp.                     499    1,310
           +   Royal Appliance Manufacturing Co.        894    3,576
           +*  Salton Inc.                            1,283   26,542
                                                            --------
                                                             749,242
                                                            --------
           Hospital & Medical Supplies--0.07%
           +   Apogent Technologies Inc.              6,918  141,819
                                                            --------
           Household Products/Wares--0.39%
               Blyth Inc.                             2,800   67,550
               Church & Dwight Co. Inc.               2,224   49,484
               Dial Corp.                             8,017   88,187
               Enesco Group Inc.                      7,002   32,822
           +   Fossil Inc.                            3,304   47,856
               Harland (John H.) Co.                  1,887   26,654
           +   Helen of Troy Ltd.                     2,599   12,670
               Nashua Corp.                           3,083   13,689
               National Presto Industries Inc.        1,071   32,866
               Pennzoil-Quaker State Co.              5,777   74,379
           +   Playtex Products Inc.                  4,899   47,153
               Russ Berrie & Co. Inc.                 1,994   42,123
           +   Scotts Co. (The) "A"                   1,835   67,780
               Standard Register Co.                  2,728   38,874
               Toro Co.                               1,375   50,445
               Wallace Computer Services Inc.         2,335   39,695
           +*  Yankee Candle Co. Inc. (The)           3,500   38,719
                                                            --------
                                                             770,946
                                                            --------
           Industrial--Diversified--0.00%
               York Group Inc.                        1,499    4,591
                                                            --------
           Insurance--3.13%
           +   Acceptance Insurance Companies Inc.    3,741   19,640
               Alfa Corp.                             1,928   35,427
               Allmerica Financial Corp.              3,500  253,750
               American Financial Group Inc.          3,332   88,506
               American National Insurance Co.        1,184   86,432
               AmerUs Group Co.                       1,749   56,624
               Argonaut Group Inc.                    2,775   58,275
           +   Arm Financial Group Inc. "A"           1,057        2
               Baldwin & Lyons Inc. "B"               1,513   35,177
           +   Bancinsurance Corp.                    1,050    4,594
               Berkley (W.R.) Corp.                   1,985   93,667
               Brown & Brown Inc.                     2,008   70,280
               Capitol Transamerica Corp.             1,713   21,305
           +   CNA Financial Corp.                    9,227  357,546
               CNA Surety Corp.                       2,972   42,351
               Commerce Group Inc.                    2,012   54,686
               Crawford & Co. "B"                     3,782   43,966
           +   Danielson Holding Corp.                  700    3,194
           +   Delphi Financial Group Inc. "A"          948   36,498
               Donegal Group Inc.                     2,565   24,367
               E.W. Blanch Holdings Inc.                874   15,240
               Enhance Financial Services Group Inc.  3,572   55,143

                                                     Shares      Value
         -------------------------------------------------------------
             Erie Indemnity Co. "A"                   4,799 $  143,070
         +   Farm Family Holdings Inc.                  908     38,817
             FBL Financial Group Inc. "A"             2,105     36,706
             Fidelity National Financial Inc.         4,304    158,979
             First American Corp.                     4,208    138,338
         +*  FPIC Insurance Group Inc.                1,221     11,218
             Fremont General Corp.                    3,527      9,920
             Gainsco Inc.                               770      2,021
             Gallagher (Arthur J.) & Co.              2,346    149,264
             Great American Financial Resources Inc.  2,609     49,897
             Hancock (John) Financial Services Inc.  18,603    699,938
             Harleysville Group Inc.                  2,703     79,063
             HCC Insurance Holdings Inc.              3,153     84,934
         +   HealthExtras Inc.                        3,729     13,051
             Hilb Rogal & Hamilton Co.                  847     33,774
             Horace Mann Educators Corp.              2,702     57,755
             Independence Holding Co.                 1,069     14,431
         +   Intercontinental Life Corp.              1,200     11,400
             Kansas City Life Insurance Co.           1,354     47,898
             Kaye Group Inc.                          1,300     10,075
             LandAmerica Financial Group Inc.         1,290     52,164
             Leucadia National Corp.                  4,082    144,656
             Liberty Financial Companies Inc.         2,664    118,714
         +   Markel Corp.                               346     62,626
         +   Medical Assurance Inc.                   2,298     38,348
             Mercury General Corp.                    2,849    125,000
             Meridian Insurance Group Inc.            1,021     29,545
             MONY Group Inc.                          2,613    129,180
             Nationwide Financial Services Inc.       1,464     69,540
         +   Navigators Group Inc.                    1,877     24,988
             Ohio Casualty Corp.                      5,178     51,780
             Old Republic International Corp.         8,000    256,000
         +*  Philadelphia Consolidated Holding Co.    1,445     44,614
         +   PICO Holdings Inc.                       2,300     28,606
             PMA Capital Corp. "A"                    2,309     39,830
             PMI Group Inc. (The)                     2,935    198,663
             Presidential Life Corp.                  2,120     31,668
         +   Professionals Group Inc.                 1,112     26,758
             Protective Life Corp.                    3,582    115,520
             Radian Group Inc.                        2,506    188,107
             Reinsurance Group of America Inc.        2,557     90,774
             RLI Corp.                                  964     43,079
             Selective Insurance Group Inc.           1,963     47,603
             StanCorp Financial Group Inc.            2,000     95,500
             State Auto Financial Corp.               3,976     71,071
         +   Stewart Information Services Corp.       2,478     54,981
             Transatlantic Holdings Inc.              1,950    206,456
         +   Triad Guaranty Inc.                      1,498     49,621
             21st Century Insurance Group             4,619     65,821
         +   UICI                                     4,968     29,498
             United Fire & Casualty Co.               1,251     24,707
             Unitrin Inc.                             4,544    184,600
             Wesco Financial Corp.                      418    117,772
             White Mountains Insurance Group Inc.       256     81,664
             Zenith National Insurance Corp.          1,762     51,759
                                                            ----------
                                                             6,238,432
                                                            ----------
         Iron/Steel--0.16%
             AK Steel Holding Corp.                   8,844     77,385
             Carpenter Technology Corp.               1,780     62,300
             Cleveland-Cliffs Inc.                      641     13,822



  The accompanying notes are an integral part of these financial statements.



 27    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares      Value
----------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------
    Gibraltar Steel Corp.                 1,160 $   20,373
    National Steel Corp. "B"              4,836      5,743
    Reliance Steel & Aluminum Co.         1,537     38,041
    Ryerson Tull Inc.                     3,442     28,397
+   Shiloh Industries Inc.                2,882      9,547
+   Steel Dynamics Inc.                   4,841     53,251
    Steel Technologies Inc.                 438      2,409
+   Weirton Steel Corp.                   2,700      3,213
+                                                    1,317
    WHX Corp.                             1,756 ----------
                                                   315,798
                                                ----------
Leisure Time--0.42%
+   Ambassadors International Inc.          965     18,335
+*  American Classic Voyages Co.          2,034     28,476
+   Bally Total Fitness Holding Corp.     1,835     62,161
    Callaway Golf Co.                     4,560     84,930
+   Cannondale Corp.                      3,074     11,335
+*  Direct Focus Inc.                     1,200     40,275
    Galileo International Inc.            5,294    105,880
+   K2 Inc.                               2,311     18,488
    Polaris Industries Partners LP "A"    1,847     73,418
+   Rawlings Sporting Goods Co.           3,087     15,724
+   Resortquest International Inc.        3,354     20,543
    Royal Caribbean Cruises Ltd.         11,518    304,651
+*                                                  62,428
    WMS Industries Inc.                   3,102 ----------
                                                   846,644
                                                ----------
Lodging--0.60%
+   Ameristar Casinos Inc.                7,800     39,975
+   Aztar Corp.                           2,668     34,517
+   Boca Resorts Inc. "A"                 2,661     38,252
+   Boyd Gaming Corp.                     6,380     21,931
+   Choice Hotels International Inc.      4,489     61,443
+   Crestline Capital Corp.               1,655     42,616
+   Extended Stay America Inc.            5,792     74,427
+   Hollywood Casino Corp. "A"            4,100     37,925
+   John Q Hammons Hotels Inc.            2,600     15,763
+   Mandalay Resort Group Inc.            4,756    104,335
    Marcus Corp.                          2,495     34,618
*   MGM Grand Inc.                       10,182    287,005
+   Park Place Entertainment Corp.       19,847    236,924
+   Prime Hospitality Corp.               3,038     35,317
+   ShoLodge Inc.                         1,700      7,863
    Sonesta International Hotels Corp.      800      6,650
+   Station Casinos Inc.                  4,168     62,260
+   Suburban Lodges of America Inc.       3,969     22,574
+   Sunburst Hospitality Corp.            4,093     29,674
+   Westcoast Hospitality Corp.             566      2,901
                                                ----------
                                                 1,196,970
                                                ----------
Machinery--0.95%
    AGCO Corp.                            3,663     44,414
+   Albany International Corp. "A"        2,107     28,313
    Applied Industrial Technologies Inc.  1,369     28,150
+   Applied Science & Technology Inc.     1,416     16,992
+   Astec Industries Inc.                 1,643     21,667
+   Asyst Technologies Inc.               2,036     27,359
+   Brooks Automation Inc.                1,205     33,815
+   Cognex Corp.                          3,191     70,601
    Columbus McKinnon Corp.               1,316     11,680
    Donaldson Co. Inc.                    3,964    110,249
+   DT Industries Inc.                    2,068      7,367
+   Dycom Industries Inc.                 2,491     89,520
+   Electroglas Inc.                      1,827     27,976

                                                  Shares      Value
            -------------------------------------------------------
            +   Esterline Technologies Corp.       1,575 $   41,344
            +   Flowserve Corp.                    3,718     79,472
            +   Gardner Denver Inc.                2,593     55,231
            +   Gasonics International Corp.       1,322     24,292
                Gerber Scientific Inc.             3,216     27,537
            +   Global Payment Tech Inc.           2,540      9,049
                Graco Inc.                         1,398     57,842
            +   Hurco Companies Inc.                 600      2,100
                Idex Corp.                         1,912     63,335
            +   Imation Corp.                      1,818     28,179
            +   Insituform Technologies Inc. A     1,180     47,053
                JLG Industries Inc.                2,372     25,203
            +   Kulicke & Soffa Industries Inc.    2,884     32,445
                Lincoln Electric Holding Inc.      3,754     73,672
            +   Magnetek Inc.                      2,812     36,556
                Manitowoc Co. Inc.                 1,359     39,411
            +   McClain Industries Inc.            1,400      4,113
                Nordson Corp.                      2,262     57,681
            +   Paragon Technologies Inc.          3,600     28,800
            +   Paxar Corp.                        4,543     46,282
                PLM International Inc.             1,800      6,075
            +   PPT Vision Inc.                    1,600      4,900
            +   Presstek Inc.                      1,890     19,845
            +   Research Inc.                      3,200     11,200
                Robbins & Myers Inc.               1,306     31,507
            +   Satcon Technology Corp.            1,203     11,880
            +   Semitool Inc.                      1,816     17,593
            +   SpeedFam-IPEC Inc.                 1,788     10,840
                Stewart & Stevenson Services Inc.  3,132     71,106
                Tecumseh Products Co. "A"          1,039     43,573
            +   Tegal Corp.                        4,300      6,988
                Tennant Co.                        1,215     58,320
            +   Terex Corp.                        1,930     31,242
            +   Thermo Fibertek Inc.               4,150     14,266
                Thomas Industries Inc.             1,910     44,408
            +   Ultratech Stepper Inc.             2,243     58,038
                United Dominion Industries Ltd.    3,012     36,709
            +   Unova Inc.                         4,748     17,212
                Woodward Governor Co.                816     36,516
            +                                                69,273
                Zebra Technologies Corp. "A"       1,698 ----------
                                                          1,899,191
                                                         ----------
             Manufacturers--0.47%
                Actuant Corp. "A"                  1,928      5,784
                AZZ Incorporated                     700     12,338
                Carlisle Companies Inc.            1,750     75,141
            +   Cuno Inc.                          1,796     48,155
                Federal Signal Corp.               3,227     63,330
                Harsco Corp.                       2,388     58,954
                Lancaster Colony Corp.             3,093     86,797
                Newport News Shipbuilding Inc.     1,678     87,256
                Pentair Inc.                       3,018     72,998
                Pittston Brink's Group             3,275     65,091
                Polymer Group Inc.                 3,131     16,829
            +   Samsonite Corp.                    2,267      3,117
            +   Scott Technologies Inc.            2,099     46,965
                Sturm Ruger & Co. Inc.             2,392     22,575
                Synalloy Corp.                       300      1,425
                Teleflex Inc.                      2,073     91,601
                Tredegar Corporation               2,217     38,659
                Trinity Industries Inc.            2,237     55,925
                U.S. Industries Inc.               5,310     42,480
                                                             40,009
                Wabtec Corporation                 3,405 ----------
                                                            935,429
                                                         ----------



  The accompanying notes are an integral part of these financial statements.



 28    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                              Shares       Value
----------------------------------------------------------------
COMMON STOCKS--(Continued)
----------------------------------------------------------------
Media--4.00%
+   Acme Communications Inc.                   2,400 $    21,900
+   Adelphia Communications Corp. "A"          7,597     392,195
    Banta Corp.                                1,294      32,893
+   Beasley Broadcast Group Inc. "A"           1,700      14,131
    Belo (A.H.) Corp.                          7,894     126,304
    BHC Communications Inc. "A"                1,607     207,705
+   Big City Radio Inc.                        2,600       5,688
+   Cablevision Systems Corp.                  8,309     705,746
+*  Charter Communications Inc.               11,800     267,713
+   Chris-Craft Industries Inc.                2,263     150,490
+   Citadel Communications Corp.               3,050      36,600
+   Classic Communications Inc. "A"            1,770       3,872
+   Cox Radio Inc. "A"                         2,765      62,385
+   Crown Media Holdings Inc.                  1,898      38,553
+   CTN Media Group Inc.                       1,438       7,550
+   Cumulus Media Inc. "A"                     2,227       8,073
+   Emmis Communications Corp.                 2,574      73,842
+   Entercom Communications Corp.              1,800      61,988
+   Fox Entertainment Group Inc. "A"          11,203     200,254
+   Gemstar-TV Guide International Inc.       25,900   1,201,113
+   Granite Broadcasting Corp.                 1,368       1,368
    Gray Communications Systems Inc. "B"       2,271      33,355
+   Hearst-Argyle Television Inc.              2,673      54,629
+   Hispanic Broadcasting Corp.                6,746     172,023
    Hollinger International Inc.               5,722      90,837
+   Hollywood Media Corp.                      2,989      11,582
    Houghton Mifflin Co.                       1,647      76,380
+   HyperFeed Technologies Inc.                  997       1,558
+   Infinity Broadcasting Corp.               23,473     655,777
+   Information Holdings Inc.                  1,958      45,891
+   Insight Communications Co. Inc.            2,900      68,150
+   Journal Register Co.                       2,867      46,051
    Lee Enterprises Inc.                       2,693      80,285
    Liberty Corp.                              1,034      42,071
+   Liberty Digital Inc. "A"                   1,700       8,606
+   LodgeNet Entertainment Corp.                 900      15,863
+   Lynch Interactive Corp.                      304      13,224
    McClatchy Co. (The) "A"                    2,899     123,389
    Media General Inc. "A"                     1,397      50,851
+   Mediacom Communications Corp.              4,250      73,047
+   Metromedia International Group Inc.        4,997      12,992
+   New Frontier Media Inc.                    1,500       2,297
+   On Command Corp.                           1,949      17,054
+   Paxson Communications Corp.                4,748      56,679
+   Pegasus Communications Corp.               3,312      85,284
+   Playboy Enterprises Inc. "B"               2,398      23,830
+*  Primedia Inc.                             11,571     138,129
    Pulitzer Inc.                                406      19,021
+   Radio Unica Communications Corp.           3,800      14,250
+   Rare Medium Group Inc.                     5,115       9,750
    Readers Digest Association Inc. (The) "A"  6,294     246,253
+   Regent Communications Inc.                 3,200      19,000
+   Scholastic Corp.                             930      82,421
    Scripps (E.W.) Company                     4,911     308,779
+   Sinclair Broadcast Group "A"               4,099      41,118
+   Spanish Broadcasting System Inc. "A"       2,600      13,000

                                                    Shares       Value
         -------------------------------------------------------------
         +*  TiVo Inc.                               2,700 $    14,513
             United Television Inc.                    620      71,920
         +   UnitedGlobalCom Inc. "A"                5,046      68,752
         +*  Univision Communications Inc.          13,714     561,417
         +   USA Networks Inc.                      20,163     391,918
             Value Line Inc.                         1,146      39,609
             Washington Post Company (The) "B"         550     339,281
             Wiley (John) & Sons Inc. "A"            3,234      69,531
         +   Wink Communications Inc.                2,600      15,600
         +   XM Satellite Radio Holdings Inc. "A"    2,000      32,125
         +   Youthstream Media Networks Inc.         2,318       1,739
                                                           -----------
                                                             7,980,194
                                                           -----------
         Metal Fabricate/Hardware--0.12%
             Amcast Industrial Corp.                 1,839      18,275
             Circor International Inc.                   1           5
             Kaydon Corp.                            1,638      40,745
             Penn Engineering & Manufacturing Corp.    917      32,324
             Precision Castparts Corp.               2,578     108,437
             TransTechnology Corp.                   1,732       5,521
             Valmont Industries Inc.                 2,324      42,704
                                                           -----------
                                                               248,011
                                                           -----------
         Metals-Diversified--0.18%
             AptarGroup Inc.                         1,812      53,228
         +   Atchison Casting Corp.                    457       1,285
             Commercial Metals Co.                   1,070      23,808
             Matthews International Corp. "A"          987      31,152
         +   Maverick Tube Corp.                     1,669      37,761
         +   Mueller Industries Inc.                 2,001      53,652
         +   Niagara Corp.                             600         975
         +   NS Group Inc.                           1,534      14,496
         +   Shaw Group Inc.                         2,670     133,500
             TransPro Inc.                           1,600       4,100
                                                           -----------
                                                               353,957
                                                           -----------
         Mining--0.16%
             Arch Coal Inc.                          5,065      71,543
             Brush Engineered Materials              1,404      28,343
             Century Aluminum Co.                    1,637      18,621
         +   Charles & Colvard Ltd.                  2,811       3,953
         +   Kaiser Aluminum Corp.                   3,541      13,057
         +   MAXXAM Inc.                             1,713      26,016
         +   Meridian Gold Inc.                      4,594      31,584
         +   Stillwater Mining Co.                   2,620     103,097
             United States Lime & Minerals Inc.        600       3,000
             USEC Inc.                               5,274      22,744
                                                           -----------
                                                               321,958
                                                           -----------
         Office/Business Equipment--0.19%
         +   General Binding Corp.                   3,195      21,566
             Herman Miller Inc.                      5,446     156,573
             HON Industries Inc.                     4,562     116,331
         +   Insight Enterprises Inc.                2,872      51,517
             Steelcase Inc.                          1,929      26,765
             Virco Manufacturing Corp.               1,321      12,880
                                                           -----------
                                                               385,632
                                                           -----------
         Oil & Gas Producers--3.62%
             Adams Resources & Energy Inc.           1,600      22,800
             Apco Argentina Inc.                       771      21,203



  The accompanying notes are an integral part of these financial statements.



 29    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


 Extended Index
 Master Portfolio                           Shares    Value
-----------------------------------------------------------
 COMMON STOCKS--(Continued)
-----------------------------------------------------------
    Atmos Energy Corp.                       1,953 $ 47,604
+   Atwood Oceanics Inc.                       702   30,755
+   Barrett Resources Corp.                  1,827  103,796
+   Basin Exploration Inc.                   1,613   41,132
+   Belco Oil & Gas Corp.                    4,065   50,558
+   Bellwether Exploration Co.               1,833   15,581
    Berry Petroleum Co. "A"                  2,178   29,131
+   Blue Dolphin Energy Co.                  7,300   21,900
    BP Prudhoe Bay Royalty Trust             1,489   18,426
    Cabot Oil & Gas Corp. "A"                2,315   72,199
+   Cal Dive International Inc.              2,072   55,167
+   Callon Petroleum Corp.                   1,559   26,016
    Cascade Natural Gas Corp.                1,007   18,944
+   Chesapeake Energy Corp.                  9,200   93,150
+   Chiles Offshore Inc.                     2,500   62,500
+   Clayton Williams Energy Inc.             1,100   29,700
    Cross Timbers Oil Co.                    4,627  128,399
+   Crown Central Petroleum Corp. "B"        2,950   28,947
+   Dawson Geophysical Co.                   1,900   17,575
+   Denbury Resources Inc.                   4,397   48,367
    Diamond Offshore Drilling Inc.           8,576  343,040
    Energen Corp.                            1,408   45,320
    ENSCO International Inc.                 9,456  322,095
    Equitable Resources Inc.                 1,961  130,897
+   Evergreen Resources Inc.                 1,493   57,667
+   Forest Oil Corp.                         1,623   59,848
+   FX Energy Inc.                             583    2,077
+   Giant Industries Inc.                    2,584   18,896
+   Global Marine Inc.                      11,856  336,414
+   Grey Wolf Inc.                           9,565   56,194
+   Hallwood Energy Corp.                        1        7
+   Hanover Compressor Co.                   3,852  171,655
    Helmerich & Payne Inc.                   2,700  118,463
+   Houston Exploration Co.                  1,769   67,443
*   Howell Corp.                             1,500   18,469
+   HS Resources Inc.                        1,185   50,214
+   Key Energy Services Inc.                 5,818   60,725
+   Louis Dreyfus Natural Gas Corp.          2,594  118,838
+   Magnum Hunter Resources Inc.             4,600   49,738
+   Mallon Resources Corp.                   3,500   25,375
+   Marine Drilling Co. Inc.                 4,041  108,097
+   MarkWest Hydrocarbon Inc.                1,779   20,014
+   McMoRan Exploration Co.                  2,119   28,077
+   Meridian Resource Corp. (The)            2,800   24,150
    Midcoast Energy Resources Inc.           1,562   34,071
    Mitchell Energy & Development Corp. "A"  2,797  171,316
    Murphy Oil Corp.                         2,711  163,846
+   National-Oilwell Inc.                    5,282  204,347
    New Jersey Resources Corp.                 696   30,102
+   Newfield Exploration Co.                 2,402  113,945
    Noble Affiliates Inc.                    3,249  149,454
+   Noble Drilling Corp.                     8,264  358,968
    Northwest Natural Gas Co.                1,209   32,039
+   Nuevo Energy Co.                         1,327   22,974
    NUI Corp.                                1,366   43,968
+   Ocean Energy Inc.                       11,362  197,415
+   Oceaneering International Inc.           2,232   43,385
+   Parker Drilling Co.                      6,495   32,881
    Patina Oil & Gas Corp.                   1,200   28,800
+   Patterson Energy Inc.                    2,100   78,225
+   Pennaco Energy Inc.                      2,300   45,138

                                                  Shares      Value
            -------------------------------------------------------
            +   Petroleum Development Corp.        2,500 $   16,406
                Piedmont Natural Gas Co.           1,471     56,174
            +   Pioneer Natural Resources Co.      6,483    127,634
                Pogo Producing Co.                 2,195     68,319
            +   Pride International Inc.           4,254    104,755
            +   Prima Energy Corp.                 1,030     36,050
            +   R&B Falcon Corporation            12,810    293,829
            +   Remington Oil & Gas Corp.          2,200     28,600
            +   Seacor Smit Inc.                   1,050     55,256
            +   Seitel Inc.                        1,764     32,524
            *   Semco Energy Inc.                  1,700     26,456
            +   Southern Union Co.                 3,107     82,336
                Southwest Gas Corp.                1,656     36,225
            +   Spinnaker Exploration Co.          2,000     85,000
                St. Mary Land & Exploration Co.    1,598     53,233
            +*  Stone Energy Corp.                 1,374     88,692
            +   Superior Energy Services Inc.      5,800     66,700
            +   Swift Energy Co.                   1,629     61,291
            +   Tesoro Petroleum Corp.             3,192     37,107
            +   Tom Brown Inc.                     1,879     61,772
                UGI Corp.                          1,570     39,741
                Ultramar Diamond Shamrock Corp.    6,219    192,012
            +   Unit Corp.                         2,349     44,484
            +   UTI Energy Corp.                   2,832     93,102
                Valero Energy Corp.                4,998    185,863
                Vintage Petroleum Inc.             3,458     74,347
                WD-40 Company                      1,899     36,912
                Western Gas Resources Inc.         2,585     87,082
            +   WestPort Resources Corp.           2,900     63,619
                                                         ----------
                                                          7,203,958
                                                         ----------
            Oil & Gas Services--1.06%
            +   BJ Services Co.                    5,036    346,855
                CARBO Ceramics Inc.                1,338     50,091
            +   Cooper Cameron Corp.               3,281    216,751
            +   Dril-Quip Inc.                     1,536     52,512
            +   Friede Goldman Halter Inc.         3,924     13,979
            +   Global Industries Ltd.             5,078     69,505
            +   Grant Prideco Inc.                 8,460    185,591
            +   Hydril Co.                         3,500     61,469
            +   Input/Output Inc.                  5,654     57,600
            +   Lone Star Technologies Inc.        1,606     61,831
            +   Mitcham Industries Inc.            2,200      7,838
            +   Newpark Resources Inc.             6,968     66,632
            +   Smith International Inc.           3,053    227,639
                Tidewater Inc.                     3,738    165,874
            +   Varco International Inc.           6,749    146,791
            +   Veritas DGC Inc.                   1,922     62,081
            +   Weatherford International Inc.     6,860    324,135
                                                         ----------
                                                          2,117,174
                                                         ----------
            Packaging & Containers--0.35%
            +*  AEP Industries Inc.                  745     33,292
            +   BWAY Corporation                   1,143      4,501
            +   Gaylord Container Corporation "A"  5,383      5,383
                Greif Brothers Corp. "A"           1,625     46,313
            +   Ivex Packaging Corp.               3,836     41,956
                Longview Fibre Co.                 3,612     48,762
            +   Packaging Corporation of America   6,850    110,456
            +   Silgan Holdings Inc.               2,054     18,486
            +   Smurfit-Stone Container Corp.     15,716    234,758
                Sonoco Products Co.                7,046    152,370
                                                         ----------
                                                            696,277
                                                         ----------



  The accompanying notes are an integral part of these financial statements.



 30    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


           Extended Index
           Master Portfolio                        Shares      Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
           Pharmaceuticals--3.68%
           +   aaiPharma Inc.                       1,732 $   17,645
           +   Abgenix Inc.                         5,332    314,921
           +   Akorn Inc.                           2,709     17,778
           +   Alexion Pharmaceuticals Inc.         1,216     78,964
           +*  Alkermes Inc.                        3,692    115,837
           +   Alliance Pharmaceutical Corp.        3,200     27,600
           +   Allou Health & Beauty Care Inc. "A"  2,961      9,623
           *   Alpharma Inc. "A"                    2,695    118,243
           +   Amerisource Health Corp. "A"         3,092    156,146
           +   Amylin Pharmaceuticals Inc.          4,300     33,863
           +   Andrx Group                          4,400    254,650
           +*  Antigenics Inc.                      2,200     24,338
           +   Aphton Corp.                         2,832     50,976
           +   Arqule Inc.                          2,044     65,408
           +   AVI BioPharma Inc.                   4,800     22,800
           +   Aviron                               1,303     87,057
           +   Axys Pharmaceuticals Inc.            3,011     16,937
           +   Barr Laboratories Inc.               2,151    156,889
               Bergen Brunswig Corp. "A"            8,321    131,721
               Bindley Western Industries Inc.      2,417    100,457
           +   Biocryst Pharmaceuticals Inc.        1,965     13,018
           +*  Biopure Corp.                        2,300     46,000
           +   Bone Care International Inc.         2,573     44,545
           +   Boston Life Sciences Inc.            3,693     11,310
           +   Cell Genesys Inc.                    2,359     53,815
           +   Cell Therapeutics Inc.               1,890     85,168
           +   Cellegy Pharmaceuticals Inc.         3,100     18,213
           +   CIMA Labs Inc.                       1,000     65,063
           +   Ciphergen Biosystems Inc.            1,700     22,525
           +   CollaGenex Pharmaceuticals Inc.      3,116     11,490
           +   Columbia Laboratories Inc.           1,757      7,577
           +   Connetics Corp.                      1,637      7,469
           +*  Corixa Corp.                         2,213     61,682
           +   Corvas International Inc.            2,500     35,938
           +*  Cytoclonal Pharmaceuticals Inc.      4,756     35,076
           +   D&K Healthcare Resources Inc.        1,638     22,215
               Dentsply International Inc.          2,948    115,341
           +   Digene Corp.                         1,028     45,939
           +   Duramed Pharmaceuticals Inc.         2,262      7,564
           +   Durect Corp.                         3,800     45,600
           +   Epix Medical Inc.                    1,921     16,088
           +*  Genta Inc.                           4,000     32,000
           +   Genzyme Transgenics Corp.            1,776     25,419
           +*  Geron Corp.                          2,194     33,870
           +   Gilead Sciences Inc.                 2,949    244,583
           +   Guilford Pharmaceuticals Inc.        1,220     21,960
           +*  Hemispherx Biopharma Inc.            3,710     17,623
           +   Henry Schein Inc.                    2,680     92,795
           *   Herbalife International Inc. "A"     1,768     13,481
           +   Hi-Tech Pharmacal Co.                2,400      9,000
           +   Hyseq Inc.                           1,078     15,496
               ICN Pharmaceuticals Inc.             5,623    172,556
           +   Ilex Oncology Inc.                   1,266     33,312
           +*  Imclone Systems Inc.                 4,302    189,288
           +   Immune Response Corp.                3,465      9,096
           +   Immunogen Inc.                       2,500     53,594
           +*  Inhale Therapeutic Systems Inc.      3,004    151,702
           +   Inkine Pharmaceutical Co.            3,300     24,338
           +   Intuitive Surgical Inc.              2,200     18,700
           +   IVAX Corporation                    11,104    425,283
           +   Kos Pharmaceuticals Inc.             1,853     32,659
           +   KV Pharmaceuticals Co.               2,242     56,050

                                                  Shares       Value
           ---------------------------------------------------------
           +   Ligand Pharmaceuticals Inc. "B"     2,582 $    36,148
           +   Magainin Pharmaceuticals Inc.       1,822       4,100
           +   Martek Biosciences Corp.            1,748      21,413
           +   Medarex Inc.                        4,728     192,666
           +   MediChem Life Sciences Inc.         1,600       7,400
           +   Medicis Pharmaceutical Corp. "A"    2,143     126,705
               Meridian Diagnostics Inc.           4,830      23,848
           +   MGI Pharma Inc.                     1,333      21,995
           +   Microcide Pharmaceuticals Inc.      2,892      11,930
           +   Miravant Medical Technologies       1,191      11,054
               Mylan Laboratories Inc.             8,154     205,379
           +   NABI Inc.                           3,300      15,263
           +   Nastech Pharmaceutical Co. Inc.     3,000      21,000
           +   Natrol Inc.                         2,290       3,435
           +   NBTY Inc.                           3,730      17,718
           +   Neose Technologies Inc.             1,153      38,049
           +   Neurocrine Biosciences Inc.         1,371      45,414
           +   NPS Pharmaceuticals Inc.            2,251     108,048
           +   Nu Skin Enterprises Inc. "A"        3,109      16,517
               Omnicare Inc.                       5,605     121,208
           +   OSI Pharmaceuticals Inc.            1,998     160,090
           +   Patterson Dental Co.                3,980     134,823
           +   Perrigo Co.                         7,576      62,739
           +*  Pharmacyclics Inc.                  1,356      46,443
           +   Praecis Pharmaceuticals Inc.        3,000      87,750
           +   Priority Healthcare Corp. "B"       2,676     109,214
           +   Progenics Pharmeceuticals Inc.      1,110      19,148
           +   Protein Design Labs Inc.            2,860     248,463
           +   Sangstat Medical Corp.              1,921      22,812
           +   Sciclone Pharmaceuticals Inc.       3,400      13,600
           +*  Sepracor Inc.                       4,746     380,273
           +   Serologicals Corp.                  4,787      72,104
           +   SICOR Inc.                          8,763     126,516
           +   Supergen Inc.                       2,151      29,845
           +   Sybron Dental Specialties Inc.      2,306      38,914
           +   Synaptic Pharmaceutical Corp.       2,594      13,294
           +   Tanox Inc.                          2,500      97,969
           +   Texas Biotech Corp.                 4,257      36,568
           +   3 Dimensional Pharmaceuticals Inc.  1,077      15,953
           +   Titan Pharmaceuticals Inc.          1,487      52,595
           +   Triangle Pharmaceuticals Inc.       3,876      19,138
           +   Tularik Inc.                        2,936      86,429
           +   Twinlab Corp.                       2,806       4,735
           +   United Therapeutics Inc.            1,400      20,650
           +   V.I. Technologies Inc.              1,752       9,198
           +   VaxGen Inc.                         1,500      29,250
           +   Versicor Inc.                       1,400      12,075
           +   Vical Inc.                          1,483      27,436
           +   Vion Pharmaceuticals Inc.           2,523      20,184
           +*  Viropharma Inc.                     1,323      19,163
           +   VIVUS Inc.                          2,800       6,038
           +   Zonagen Inc.                        1,801       4,728
                                                         -----------
                                                           7,323,721
                                                         -----------
           Pipelines--0.14%
               National Fuel Gas Co.               1,920     120,840
               Questar Corp.                       5,390     162,037
                                                         -----------
                                                             282,877
                                                         -----------
           Real Estate--1.67%
               Acadia Realty Trust                 1,437       8,083
           +   American Community
                 Property Trust                      600       2,513
           +   American Realty Investors Inc.        800      10,900


  The accompanying notes are an integral part of these financial statements.



 31    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


 Extended Index
 Master Portfolio                              Shares    Value
--------------------------------------------------------------
 COMMON STOCKS--(Continued)
--------------------------------------------------------------
    American Residential Investment Trust Inc.    560 $  1,295
    Amerivest Properties Inc.                     700    3,325
    AMLI Residential Properties Trust           2,144   52,930
    Arizona Land Income Corp. "A"                 500    2,281
    Banyan Strategic Realty Trust                 797    4,384
    Bedford Property Investors Inc.             2,913   58,988
    Brandywine Realty Trust                     2,800   57,925
    BRE Properties Inc. "A"                     3,577  113,346
    Cabot Industrial Trust                      2,031   38,970
+   California Coastal Communities Inc.           535    1,605
+   Catellus Development Corp.                  7,676  134,330
    CBL & Associates Properties Inc.            1,282   32,451
    Centerpoint Properties Corp.                1,038   49,046
    Chateau Communities Inc.                    1,447   44,043
+   Chelsea GCA Realty Inc.                     1,895   69,878
    Colonial Properties Trust                   1,165   30,363
    Commercial Net Lease Realty Inc.            4,713   48,014
    Cornerstone Realty Income Trust             4,949   52,274
    Cousins Properties Inc.                     3,327   92,948
    Developers Diversified Realty Corp.         2,963   39,445
    Eastgroup Properties Inc.                   1,529   34,211
    Equity Inns Inc.                            6,529   40,398
    First Industrial Realty Trust               2,897   98,498
    Forest City Enterprises Inc. "A"            1,941   76,087
    Gables Residential Trust                    1,271   35,588
    Getty Realty Corp.                          2,600   39,325
    Glenborough Realty Trust Inc.               1,619   28,130
    Glimcher Realty Trust                       3,760   47,000
+   Grubb And Ellis Co.                         2,027   12,162
    Healthcare Realty Trust                     1,986   42,203
    Home Properties of NY Inc.                  1,054   29,446
    Income Opportunity Realty Investors Inc.    1,900   15,319
    Innkeepers USA Trust                        4,029   44,571
+   Insignia Financial Group Inc.               3,857   45,802
    IRT Property Co.                            6,387   51,894
    JDN Realty Corp.                            4,362   46,074
+   Jones Lang LaSalle Inc.                     3,226   44,761
    JP Realty Inc.                              2,389   37,627
+   Kennedy-Wilson Inc.                         1,098    4,804
    Kilroy Realty Corp.                         1,436   41,016
    LNR Property Corp.                          1,320   29,040
    LTC Properties Inc.                         3,945   14,054
    Macerich Co. (The)                          2,954   56,680
    Manufactured Home Communities Inc.          1,268   36,772
    Meristar Hospitality Corp.                  2,369   46,640
    Mills Corp.                                 1,980   32,794
    Monmouth Real Estate Investment Corp. "A"   2,500   12,188
    National Golf Properties Inc.               2,360   48,528
    National Health Investors Inc.              4,195   30,938
    Nationwide Health Properties Inc.           2,267   29,188
    Pacific Gulf Properties Inc.                2,495   15,282
    Pan Pacific Retail Properties Inc.          2,846   63,501
    Prentiss Properties Trust                   1,841   49,592
    Presidential Realty Corp. "B"                 400    2,525
+   Price Enterprises Inc.                        800    4,100
    Prime Group Realty Trust                    2,857   41,069
    PS Business Parks Inc.                      1,157   32,165

                                                      Shares      Value
        ---------------------------------------------------------------
            Realty Income Corp.                        1,799 $   44,750
            Reckson Associates Realty Corp.            2,790     69,927
            Redwood Trust Inc.                         2,417     42,902
            Regency Realty Corp.                       3,440     81,485
            RFS Hotel Investors Inc.                   4,113     53,726
        +*  Security Capital Group "B"                 3,373     67,671
            Shurgard Storage Centers Inc. "A"          1,879     45,918
            Sl Green Realty Corp.                      2,571     71,988
            Smith (Charles E) Residential Realty Inc.  1,282     60,254
            Sovran Self Storage Inc.                   1,479     29,395
            St. Joe Company (The)                      6,624    145,728
            Storage USA Inc.                           1,440     45,720
        +   Stratus Properties Inc.                      639      3,195
            Summit Properties Inc.                     1,437     37,362
            Sun Communities Inc.                         863     28,911
            Taubman Centers Inc.                       4,167     45,577
            Town & Country Trust                       2,581     49,846
        +   Trammell Crow Co.                          1,832     24,732
            Transcontinental Realty Investments Inc.     838      7,437
        +   United Capital Corp.                         690     10,091
            United Investors Realty Trust                624      2,652
                                                                 40,399
            W.P. Carey & Co. LLC                       2,232 ----------
                                                              3,318,975
                                                             ----------
        Real Estate Investment Trusts--3.18%
        +   Alexander's Inc.                             723     48,938
            Alexandria Real Estate Equities Inc.       1,062     39,493
            AMB Property Corp.                         5,742    148,215
            American Industrial Properties             3,592     44,002
            American Land Lease Inc.                   2,793     27,581
            American Mortgage Acceptance Corp.         2,200     17,463
            Apartment Investment & Management Co. "A"  4,531    226,267
            Archstone Communities Trust                8,411    216,583
            Arden Realty Inc.                          5,192    130,449
            AvalonBay Communities Inc.                 3,956    198,295
            Boston Properties Inc.                     6,142    267,177
            Camden Property Trust                      2,993    100,266
            Capital Automotive REIT                    1,600     22,100
            CarrAmerica Realty Corp.                   4,310    134,957
            Crescent Real Estate Equities Co.          7,713    171,614
            Crown American Realty Trust                1,466      7,788
            Duke-Weeks Realty Corp.                    8,358    205,816
            Equity Office Properties Trust            17,710    577,789
            Equity Residential Properties Trust        7,320    404,888
            Essex Property Trust Inc.                    944     51,684
            Federal Realty Investment Trust            1,991     37,829
            FelCor Lodging Trust Inc.                  3,337     79,879
            Franchise Finance Corporation of America   3,892     90,732
            General Growth Properties Inc.             3,506    126,873
            Great Lakes REIT Inc.                      3,319     57,668
            Health Care Property Investors Inc.        3,557    106,265
            Health Care REIT Inc.                      1,454     23,628
            Highwoods Properties Inc.                  3,759     93,505
            Hospitality Properties Trust               2,835     64,142
            Host Marriott Corp.                       14,160    183,195
            HRPT Properties Trust                      8,685     65,680
            iStar Financial Inc.                       7,470    147,066
            Kimco Realty Corp.                         3,682    162,698
            Koger Equity Inc.                          2,289     35,623



  The accompanying notes are an integral part of these financial statements.



 32    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


Extended Index
Master Portfolio                            Shares      Value
-------------------------------------------------------------
COMMON STOCKS--(Continued)
-------------------------------------------------------------
    Kramont Realty Trust                     1,700 $   15,300
    Liberty Property Trust                   4,733    135,186
    Mack-Cali Realty Corp.                   2,858     81,632
    Mid-America Apartment Communities Inc.   1,542     34,791
    Mission West Properties Inc.             2,400     33,300
    New Plan Excel Realty Trust              6,847     89,867
    Parkway Properties Inc.                  1,052     31,231
+   Pinnacle Holdings Inc.                   2,900     26,281
    Post Properties Inc.                     2,301     86,431
    Prologis Trust                           9,975    221,944
    Public Storage Inc.                      8,094    196,785
    Rouse Co.                                4,269    108,860
    Senior Housing Properties Trust          4,318     40,211
    Simon Property Group Inc.               10,418    250,032
    Spieker Properties Inc.                  3,937    197,342
    Thornbury Mortgage Inc.                  2,392     21,678
    United Dominion Realty Trust             8,834     95,518
    Vornado Realty Trust                     5,568    213,324
    Washington Real Estate Investment Trust  1,796     42,431
    Westfield America Inc.                   6,581     95,013
                                                   ----------
                                                    6,333,305
                                                   ----------
Retail--3.33%
+   Abercrombie & Fitch Co. "A"              7,220    144,400
+   AC Moore Arts & Crafts Inc.              1,300     10,644
+   AG Services of America Inc.              1,533     21,079
+*  Amazon.com Inc.                         22,464    349,596
+   American Eagle Outfitters Inc.           2,570    108,583
+   Ames Department Stores Inc.              1,936      2,783
+   AnnTaylor Stores Corp.                   2,047     51,047
+*  AutoNation Inc.                         24,098    144,588
    Baker (J.) Inc.                          3,629     16,331
+   Barnes & Noble Inc.                      3,968    105,152
+   Bebe Stores Inc.                         2,424     51,813
    Big Dog Holdings Inc.                    3,241     12,154
+   BJ's Wholesale Club Inc.                 4,872    186,963
    Blair Corp.                                628     11,697
    Blockbuster Inc.                         2,900     24,288
    Bob Evans Farms Inc.                     2,133     45,460
+   Borders Group Inc.                       4,235     49,497
+   Brinker International Inc.               4,133    174,619
    Brown Shoe Company Inc.                  1,408     18,304
+   Buckle Inc. (The)                        1,782     31,296
    Burlington Coat Factory Warehouse Corp.  3,019     57,172
+   buy.com Inc.                             6,824      4,478
    Casey's General Store Inc.               2,654     39,644
    Cash American Investments Inc.           4,822     21,096
    Cato Corp. "A"                           2,013     27,679
    CBRL Group Inc.                          3,936     71,586
+   CDW Computer Centers Inc.                5,644    157,327
+   Charlotte Russe Holding Inc.             2,600     41,438
+   Charming Shoppes Inc.                    6,277     37,662
+   Chico's FAS Inc.                         1,716     35,822
+*  Children's Place Retail Stores Inc.      2,311     46,798
+   Christopher & Banks Corp.                1,075     30,302
    Claire's Stores Inc.                     3,172     56,898
+   Coldwater Creek Inc.                     1,075     33,392
+   Cole National Corp.                      2,758     23,788
+   Copart Inc.                              3,182     68,413
+   Cost Plus Inc.                           1,283     37,688
+   CSK Auto Corp.                           2,542      9,850

                                                   Shares      Value
           ---------------------------------------------------------
           +   Cyberian Outpost Inc.                2,009 $    2,386
           +   Dollar Tree Stores Inc.              7,369    180,541
           +   Dress Barn Inc.                      1,218     35,322
           +   Drugstore.com Inc.                   7,600      6,888
           +*  Duane Reade Inc.                     1,259     38,478
           +   eBay Inc.                           16,706    551,298
           +   Egghead.com Inc.                     3,787      2,249
           +   Elder-Beerman Stores Corp.             779      2,288
           +   Electronics Boutique Holdings Corp.  1,502     26,285
           +   eToys Inc.                           8,800      1,650
           +   Factory 2-U Stores Inc.                923     30,574
               Family Dollar Stores Inc.           10,604    227,323
           +   Filene's Basement Corp.                900          4
           +   Footstar Inc.                        1,097     54,302
               Fred's Inc.                          1,640     34,543
           +*  FreeMarkets Inc.                     2,371     45,049
           +   Genesco Inc.                         2,099     51,294
           +   Genesis Direct Inc.                  1,193          1
           +   Goody's Family Clothing Inc.         3,491     15,710
           +   Guitar Center Inc.                   1,598     18,177
               Haverty Furniture Companies Inc.     1,522     15,030
           +   Holiday RV Superstores Inc.            400      1,750
           +   Hot Topic Inc.                       3,864     63,515
           +   Intertan Inc.                        2,053     23,866
               Intimate Brands Inc.                30,350    455,250
           +   Jill (J.) Group Inc. (The)             954     14,787
           +   Jo-Ann Stores Inc.                   2,502     16,419
           +   JumboSports Inc.                     8,300         17
           +   Kenneth Cole Productions "A"         1,374     55,304
           +*  Krispy Kreme Doughnuts Inc.            705     58,515
           +*  Lands' End Inc.                      1,852     46,522
               Lillian Vernon Corporation           1,236      8,652
           +   Linens 'N Things Inc.                2,442     67,460
           +   Lithia Motors Inc. "A"               1,725     21,455
               Lone Star Steakhouse & Saloon Inc.   2,249     21,647
           +   Mazel Stores Inc.                      408      1,173
           +   Men's Wearhouse Inc. (The)           2,396     65,291
           +   Michaels Stores Inc.                 1,927     51,066
           +*  MP3.com Inc.                         4,900     17,609
           +   MSC Industrial Direct Co. Inc. "A"   2,211     39,936
           +   Neiman-Marcus Group Inc. "A"         2,792     99,291
           +   Neoforma.com Inc.                    6,838      5,556
           +   Network Commerce Inc.                6,700      5,025
           +   99 Cents Only Stores                 2,006     54,914
           +   NPC International Inc.               2,293     24,793
           +   Nyer Medical Group Inc.              1,220      4,880
           +   OfficeMax Inc.                       7,191     20,674
           +   1-800 Contacts Inc.                    774     22,156
           +   O'Reilly Automotive Inc.             3,404     91,057
           +   Outback Steakhouse Inc.              4,394    113,695
           +   Pacific Sunwear of California Inc.   1,911     48,969
           +   Pantry Inc. (The)                    2,400     24,000
           +   Payless Shoesource Inc.              1,204     85,183
           +   PC Connection Inc.                   1,709     17,731
               Pier 1 Imports Inc.                  6,351     65,495
           +   Priceline.com Inc.                  11,722     15,385
           +*  PurchasePro.com Inc.                 4,200     73,500
           +   Right Start (The) Inc.               3,600      4,500
               Ross Stores Inc.                     5,000     84,375
               Ruby Tuesday Inc.                    2,892     44,103
           +   Ryan's Family Steak Houses Inc.      4,791     45,215
           +   Saks Inc.                            9,662     96,620



  The accompanying notes are an integral part of these financial statements.



 33    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000


          Extended Index
          Master Portfolio                          Shares      Value
          -----------------------------------------------------------
          COMMON STOCKS--(Continued)
          -----------------------------------------------------------
          +   School Specialty Inc.                  2,152 $   43,175
          +   7-Eleven Inc.                          5,909     51,704
          +   Shopko Stores Inc.                     1,867      9,335
          +   Smart & Final Inc.                     2,130     18,105
          +   Sonic Automotive Inc.                  2,812     19,333
              Spiegel Inc. "A"                       7,393     31,882
          +   Stamps.com Inc.                        4,200     11,681
          +   Stein Mart Inc.                        2,429     28,237
          +   Sunglass Hut International Inc.        4,116     21,095
          +   Systemax Inc.                          2,716      3,395
              Talbots Inc. (The)                     3,808    173,740
          +   TBC Corp.                                882      4,024
          +   Too Inc.                               3,300     41,250
          +   Trans World Entertainment Corp.        3,864     34,535
          +   Tuesday Morning Corp.                  3,000     15,938
          +   Tweeter Home Entertainment Group Inc.  2,464     30,030
          +   Ugly Duckling Corp.                    2,819     11,100
          +   Urban Outfitters Inc.                  1,853     14,708
          +   Value City Department Stores Inc.      2,744     14,406
          +   Venator Group Inc.                     6,863    106,377
          +   Ventro Corporation                     2,900      2,900
          +   Webvan Group Inc.                     10,506      4,925
          +   Wet Seal Inc. "A"                      1,108     22,783
          +   Williams-Sonoma Inc.                   3,388     67,760
          +   Wilsons The Leather Experts Inc.       1,298     18,172
          +   Zale Corp.                             1,704     49,523
                                                           ----------
                                                            6,628,183
                                                           ----------
          Semiconductors--1.64%
          +   Aetrium Inc.                           1,228      3,377
          +   Alliance Semiconductor Corp.           2,230     25,227
          +   Amkor Technology Inc.                 10,273    159,392
          +   ANADIGICS Inc.                         1,914     31,342
          +   Atmel Corp.                           30,020    348,983
          +   Axcelis Technologies Inc.              5,870     52,096
          +   AXT Inc.                               2,592     85,698
          +   Cirrus Logic Inc.                      5,157     96,694
              Cohu Inc.                              1,718     23,945
          +   Credence Systems Corp.                 3,342     76,866
          +*  Cree Inc.                              4,472    158,896
          +   Cypress Semiconductor Corp.            7,547    148,582
          +   Elantec Semiconductor Inc.             1,200     33,300
          +   Emcore Corp.                           2,438    114,586
          +   Entegris Inc.                          4,290     32,108
          +   General Semiconductor Inc.             4,258     26,613
          +   Integrated Device Technology Inc.      6,481    214,683
          +   Integrated Silicon Solution Inc.       2,168     31,165
          +   International Rectifier Corp.          4,005    120,150
          +   Intersil Holding Corp.                 2,693     61,771
          +   Kopin Corp.                            3,600     39,825
          +   Lam Research Corp.                     7,699    111,636
          +   Lattice Semiconductor Corp.            6,192    113,778
          +   LTX Corp.                              3,108     40,258
          +   MEMC Electronics Materials Inc.        4,812     46,616
          +   Microtune Inc.                         2,086     34,549
          +   OmniVision Technologies Inc.           3,101     10,078
          +   Optical Communication Products Inc.    1,736     19,530
          +   Pericom Semiconductor Corp.            1,688     31,228
          +   Pixelworks Inc.                        2,194     49,091
          +   Rambus Inc.                            6,132    221,519
          +*  Transmeta Corp.                        7,645    179,658

                                                         Shares      Value
      --------------------------------------------------------------------
      +   Transwitch Corp.                                5,066 $  198,207
      +   TriQuint Semiconductor Inc.                     4,892    213,719
      +   Varian Semiconductor Equipment Associates Inc.  1,730     41,088
      +   Veeco Instruments Inc.                          1,389     55,734
      +   Virage Logic Corp.                              1,566     23,490
                                                                ----------
                                                                 3,275,478
                                                                ----------
      Software--6.57%
      +   Active Voice Corp.                              1,700     33,575
      +   Acxiom Corp.                                    5,772    224,747
      +*  Akamai Technologies Inc.                        6,777    142,741
      +   Allscripts Inc.                                 1,600     14,950
      +   American Management Systems Inc.                2,578     51,077
      +   Applied Graphics Technologies Inc.              1,090      3,679
      +   Apropos Technology Inc.                         1,800     12,825
      +   Ariba Inc.                                     15,700    843,875
      +   At Home Corp. "A"                              25,907    143,298
      +   Avant! Corp.                                    2,717     49,755
      +   AvantGo Inc.                                    1,863     11,644
      +   Avid Technology Inc.                            2,096     38,285
      +   BEA Systems Inc.                               15,552  1,046,844
      +   Blue Martini Software Inc.                      4,407     58,393
      +   Cadence Design Systems Inc.                    15,871    436,453
      +*  Caminus Corp.                                   1,260     29,295
      +*  Centillium Communications Inc.                  1,976     43,966
      +   CheckFree Corp.                                 4,781    205,882
      +   ChoicePoint Inc.                                3,068    201,146
      +   Chordiant Software Inc.                         3,154      9,363
      +*  CMGI Inc.                                      20,155    112,742
      +   CNET Networks Inc.                              7,635    122,041
      +   Cobalt Group Inc.                               2,600      2,925
      +   Computer Horizons Corp.                         2,694      6,567
      +   Concero Inc.                                      600      1,800
      +   Convera Corp.                                   1,004     17,821
      +   Corillian Corp.                                 2,647     31,764
      +   Corio Inc.                                      3,664      7,557
      +*  Covad Communications Group Inc.                 9,711     16,084
      +   CSG Systems International Inc.                  3,198    150,106
      +   Cybear Group                                      655        246
      +*  Cyber-Care Inc.                                 5,200     11,050
      +   DataTRAK International Inc.                     1,587      4,463
      +   Digi International Inc.                         2,913     17,842
      +   Digital Impact Inc.                             3,503      8,210
      +*  Digital Island Inc.                             4,600     18,688
      +*  DigitalThink Inc.                               2,290     39,073
      +   DoubleClick Inc.                                7,844     86,284
      +*  DSL.net Inc.                                    3,700      1,966
      +   EarthLink Inc.                                  8,598     43,259
      +   eBT International Inc.                          2,669      5,505
      +   Ecometry Corp.                                  6,000     10,500
      +   Edwards (J.D.) & Co.                            6,865    122,283
      +*  Electronic Arts Inc.                            8,454    360,352
      +   Embarcadero Technologies Inc.                   1,500     67,500
      +*  eMerge Interactive Inc. "A"                     2,362      8,562
      +   ePresence Inc.                                  2,346     10,190
      +   eShare Communications Inc.                      2,181      2,726
      +   eSPEED Inc. "A"                                   800     12,550
      +   Evolve Software Inc.                            2,376     11,583
      +   eXcelon Corp.                                   2,332      3,498
      +   EXE Technologies Inc.                           5,300     68,900
      +*  Exodus Communications Inc.                     26,840    536,800
      +   Extensity Inc.                                  2,620     15,761




  The accompanying notes are an integral part of these financial statements.



 34    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



           Extended Index
           Master Portfolio                         Shares      Value
           ----------------------------------------------------------
           COMMON STOCKS--(Continued)
           ----------------------------------------------------------
           +   FirePond Inc.                         2,751 $   25,963
           +   Fiserv Inc.                           7,700    365,269
           +   Frontstep Inc.                          341      1,172
           +   Genomica Corp.                        2,500     13,203
           +   Geoworks Corp.                        1,820      5,346
           +   Globix Corp.                          2,108      5,797
           +   GraphOn Corp.                         2,600      3,575
           +   HearMe Inc.                           7,800      4,875
           +   Homestore.com Inc.                    5,200    104,650
           +   i2 Technologies Inc.                 25,634  1,393,849
           +*  ibasis Inc.                           2,400      9,900
           +   iBeam Broadcasting Corp.              8,097      8,603
           +   Identix Inc.                          1,933     15,174
           +   Information Resources Inc.            6,741     22,330
           +   Informax Inc.                         1,697     17,606
           +   Informix Corp.                       17,525     52,027
           +*  InfoSpace Inc.                       18,565    164,184
           +   Inktomi Corp.                         7,344    131,274
           +   Innoveda Inc.                         2,888      5,957
           +   InteliData Technologies Corp.         3,100      8,041
           +   Interactive Intelligence Inc.         3,300     79,613
           +*  Internet Capital Group Inc.           1,984      6,510
           +   Internet Pictures Corp.               3,221      3,120
               Inter-Tel Inc.                        2,668     20,510
           +   iVillage Inc.                         2,800      2,975
           +   JDA Software Group Inc.               2,263     29,560
           +   Keane Inc.                            3,849     37,528
           +   L90 Inc.                              2,700     11,644
           +   Lante Corp.                           2,834      4,428
           +   Legato Systems Inc.                   5,682     42,260
           +   LifeMinders Inc.                      2,100      7,350
           +   Lightspan Inc.                        4,460      6,411
           +   Liquid Audio Inc.                     2,300      5,894
           +   Loudeye Technologies Inc.             3,412      4,052
           +   Macromedia Inc.                       3,289    199,807
           +   Manugistics Group Inc.                3,558    202,806
           +   Mediaplex Inc.                        1,900      1,544
           +   Mercator Software Inc.                1,682      9,041
               National Data Corp.                   1,916     70,174
           +   Net2Phone Inc.                        6,000     44,250
           +*  Netcentives Inc.                      3,900     14,869
           +*  netGuru Inc.                          1,600      6,300
           +   Netpliance Inc.                       3,827      2,033
           +   Network Associates Inc.               9,017     37,759
           +   Netzee Inc.                           2,300        863
           +   NetZero Inc.                          6,400      5,600
           +   New Era of Networks Inc.              2,188     12,855
           +   NorthPoint Communications Group Inc.  8,900      3,059
           +   Numerical Technologies Inc.           1,548     27,961
           +   Objective Systems Integrator Inc.     4,184     73,743
           +   Openwave Systems Inc.                10,392    498,166
           +   Optika Inc.                           2,200      1,719
           +   Opus360 Corp.                         2,786        871
           +   Pegasystems Inc.                      4,283      9,904
           +   Peregrine Systems Inc.                8,864    175,064
           +   Per-Se Technologies Inc.                  1          3
           +   Pinnacle Systems Inc.                 2,668     19,677
           +*  Pixar Inc.                            2,588     77,640
           +   PLATO Learning Inc.                   3,600     54,225
           +   Previo Inc.                           2,300      7,763
           +   Prodigy Communications Corp. "A"      3,738      5,607
           +   Promotions.com. Inc.                  2,000        688

                                                    Shares       Value
         -------------------------------------------------------------
         +*  PSINET Inc.                            12,580 $     9,042
         +   RadiSys Corp.                             963      24,918
         +   Rational Software Corp.                11,576     450,741
         +   Razorfish Inc. "A"                      5,150       8,369
         +   RealNetworks Inc.                      10,088      87,640
         +   Remedy Corp.                            3,373      55,865
         +*  Resonate Inc.                           1,960      18,620
             Reynolds & Reynolds Co. "A"             4,877      98,759
         +   Rhythms Netconnections Inc.             5,200       5,850
         +*  Saba Software Inc.                      3,033      47,770
         +   Seachange International Inc.            1,209      24,558
         +   SeeBeyond Technology Corp.              5,000      51,250
         +   SignalSoft Corp.                        2,244      22,019
         +   Simione Central Holdings Inc.              56         182
         +   SkillSoft Corp.                         3,159      59,231
         +   SpeechWorks International Inc.          2,100     103,031
         +   Structural Dynamics Research Corp.      3,927      39,270
         +   Support.com Inc.                        2,388      48,357
         +   Sybase Inc.                             6,256     123,947
         +   Symantec Corp.                          5,037     168,110
         +   Synplicity Inc.                         2,100      30,450
         +   SynQuest Inc.                           2,475      18,253
         +   Talarian Corp.                          1,566       5,481
         +   TeleCommunication Systems Inc.          1,100       3,713
         +   3Dfx Interactive Inc.                   3,954         989
         +   TIBCO Software Inc.                    12,400     594,425
         *   Total System Services Inc.             13,681     306,112
         +   TriZetto Group Inc. (The)               3,100      51,731
         +   Ulticom Inc.                            2,644      90,061
         +   United Leisure Corp.                    1,400       2,975
         +*  USinternetworking Inc.                  5,625      28,125
         +   ValueClick Inc.                         3,120      15,405
         +   VIA NET.WORKS Inc.                      4,395      16,756
         +   Vicinity Corp.                          2,374       7,048
         +   Viewpoint Corp.                         2,281      12,403
         +   Vignette Corp.                         14,744     265,392
         +   V-One Corp.                             2,900       1,813
         +*  webMethods Inc.                         2,956     262,899
         +   Wind River Systems Inc.                 4,998     170,557
         +   Witness Systems Inc.                    1,800      24,300
         +   Worldwide Xceed Group Inc.              1,508         189
         +   ZipLink Inc.                            2,400         975
         +*  ZixIt Corp.                               849       7,429
                                                           -----------
                                                            13,088,642
                                                           -----------
         Telecommunication Equipment--2.40%
         +   ADTRAN Inc.                             2,418      51,383
         +   Advanced Fibre Communications Inc.      5,085      91,848
         +   Advanced Switching Communications Inc.  3,413      16,638
         +   AltiGen Communications Inc.             4,300       4,838
         +*  American Tower Corp.                   10,671     404,164
         +   ANTEC Corp.                             2,793      22,082
         +*  Avanex Corp.                            3,946     235,034
         +   Ciena Corp.                            18,038   1,467,842
         +   Commscope Inc.                          3,405      56,395
         +*  Corvis Corp.                           22,585     537,805
         +*  Cosine Communications Inc.              6,899      95,724
         +   DMC Stratex Networks Inc.               4,160      62,400
         +   Endwave Corp.                           2,600       8,125
         +   Glenayre Technologies Inc.              4,286      15,135
         +*  Handspring Inc.                           820      31,929


  The accompanying notes are an integral part of these financial statements.



 35    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                            Shares      Value
-------------------------------------------------------------
COMMON STOCKS--(Continued)
-------------------------------------------------------------
+   Harmonic Inc.                            3,553 $   20,208
    Harris Corp.                             4,200    128,625
+   Integrated Telecom Express Inc.          2,206     10,547
+   Ixia                                     2,956     67,619
+   NEON Communications Inc.                   892      5,798
+   Netergy Networks Inc.                    2,583      4,843
+   Network Engines Inc.                     2,444     10,234
+*  New Focus Inc.                             470     16,333
+   Nx Networks Inc.                         4,600      2,875
+*  Oplink Communications Inc.               9,617    172,505
+   Peco II Inc.                             1,308     33,845
+*  RF Micro Devices Inc.                   10,152    278,546
+   SBA Communications Corp.                 2,200     90,338
+*  Sonus Networks Inc.                      1,074     27,119
+   Spectrasite Holdings Inc.                8,500    112,625
+   Sycamore Networks Inc.                  17,300    644,425
+   Telaxis Communications Corp.             1,737      3,148
+*  Williams Communications Group Inc.       4,300     50,525
                                                   ----------
                                                    4,781,500
                                                   ----------

Telecommunications--7.28%
+   ACTV Inc.                                2,567     10,910
+   Adaptive Broadband Corp.                 2,644     16,195
+   Adelphia Business Solutions Inc.         2,525     10,731
+   Advanced Radio Telecom Corp.             2,885      2,975
+*  Aether Systems Inc.                      2,500     97,813
+   AirGate PCS Inc.                         1,100     39,050
+*  Airnet Communications Corp.              2,639     17,813
+   Alamosa PCS Holdings Inc.                3,936     31,488
+   Alaska Communications Systems Group      5,700     41,325
+   Allegiance Telecom Inc.                  7,328    163,163
+   Allen Telecom Inc.                       2,811     50,422
+   Allied Riser Communications Corp.        3,800      7,719
+   American Access Technologies Inc.        2,800      3,325
+   Anaren Microwave Inc.                    1,506    101,184
+   Anixter International Inc.               1,873     40,504
+   Applied Digital Solutions Inc.           3,900      2,681
    Applied Signal Technology Inc.           2,475     12,607
+   Arch Wireless Inc.                       5,166      3,229
+   Arguss Communications Inc.               1,271     11,598
+   Aspect Communications Corp.              3,988     32,091
+   At Comm Corporation                        800     16,000
+   Audiovox Corp. "A"                       1,336     12,024
+   Avocent Corporation                      3,047     82,269
+   Aware Inc.                               2,327     41,304
+   Bogen Communications International Inc.  1,000      4,250
+   Boston Communications Group Inc.         1,300     36,238
+   Broadwing Inc.                          13,326    303,999
+   Carrier Access Corp.                     1,356     12,204
+   Catapult Communications Corp.            1,500     25,125
+   C-COR.net Corp.                          2,770     26,921
+   Celeritek Inc.                           1,200     45,750
+   Cellular Technical Services Co. Inc.     1,000      2,813
+   Centennial Cellular Corp. "A"            6,072    113,850
+*  Choice One Communications Inc.           3,057     28,468
+   Citizen Communications Co.              18,157    238,311
+   Com21 Inc.                               5,130     24,047
+   Commonwealth Telephone Enterprises Inc.  1,623     56,805

                                                     Shares      Value
         -------------------------------------------------------------
         +   Comtech Telecommunications Corp.         1,200 $   18,675
             Conestoga Enterprises Inc.               1,057     18,225
         +   Convergent Communications Inc.           4,100      2,434
         +   Copper Mountain Networks Inc.            3,100     18,309
         +   Cosair Communications Inc.               1,759     12,533
         +   Cox Communications Inc. "A"             35,901  1,671,640
         +   Crown Castle International Corp.        12,909    349,350
             CT Communications Inc.                   1,200     16,875
         +   CTC Communications Group Inc.            1,938      8,963
         +   Cypress Communications Inc.              6,782      6,146
             D&E Communications Inc.                    973     20,555
         +   Data Critical Corp.                      2,300      5,678
         +   Data Race Inc.                           3,209      2,407
         +   Davox Corp.                              1,762     17,180
         +   Deltathree Inc.                          2,063      2,450
         +   Digital Lightware Inc.                   1,977     62,646
         +   Ditech Communications Corp.              1,800     28,913
         +   Dobson Communications Corp. "A"          6,625     96,891
         +   e.spire Communications Inc.              7,893      3,947
         +   Echostar Communications Corp.           14,756    335,699
         +*  Efficient Networks Inc.                  4,100     54,838
         +   EMS Technologies Inc.                    1,920     22,320
         +   Emulex Corp.                             4,608    368,352
         +*  Finisar Corp.                           11,000    319,000
         +   Focal Communications Corp.               4,200     29,400
         +   General Communication Inc. "A"           5,033     35,231
         +   General DataComm Industries Inc.         3,900      4,144
         +   General Motors H                        47,743  1,098,089
         +   Gentner Communications Corp.             1,500     17,625
         +   Global Telesystems Inc.                 13,672     11,109
         +*  GoAmerica Inc.                           3,846     20,672
             Hickory Tech Corp.                       1,303     26,712
         +   High Speed Access Corp.                  8,400      8,925
         +   Hungarian Telephone and Cable Corp       1,300      7,475
         +*  ICG Communications Inc.                  3,058        367
         +   IDT Corp.                                3,739     76,182
         +   I-Link Inc.                              2,839      2,218
         +   Illuminet Holdings Inc.                  1,800     41,288
         +   Inet Technologies Inc.                   3,100    125,550
         +   Infonet Services Corp. "B"              19,395     96,975
         +   InterDigital Communications Corp.        3,187     17,230
         +   Interspeed Inc.                          2,000        563
         +   InterVoice-Brite Inc.                    2,790     20,228
         +   ITC DeltaCom Inc.                        3,294     17,757
         +   LCC International Inc. "A"               2,000     21,750
         +   Leap Wireless International Inc.         1,855     46,375
         +   Level 3 Communications Inc.             23,341    765,877
         +   Lexent Inc.                              2,535     43,412
         +   Liberty Satellite & Technology Inc. "A"  3,100      9,784
         +   Lightbridge Inc.                         1,890     24,806
         +   Lightpath Technologies Inc. "A"          3,100     43,013
         +   Loral Space & Communications Ltd.       17,697     56,409
         +   MarketWatch.com Inc.                     2,525      7,575
         +   Mastec Inc.                              3,042     60,840
         +   MCK Communications Inc.                  1,300     10,969
         +*  McLeodUSA Inc. "A"                      38,554    544,575
         +   MessageMedia Inc.                        2,357      1,031
         +*  Metricom Inc.                            2,287     23,013
         +   Metro One Telecommunications Inc.        1,410     35,250


  The accompanying notes are an integral part of these financial statements.



 36    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



Extended Index
Master Portfolio                         Shares       Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
+   Metrocall Inc.                        7,310 $     3,427
+*  Metromedia Fiber Network Inc. "A"    29,822     301,948
+   Motient Corp.                         3,084      12,336
+   Mpower Communications Corp.           5,148      26,384
+*  MRV Communications Inc.               4,164      55,694
+   Natural Microsystems Corp.            1,980      19,553
+   Netro Corp.                           3,300      22,894
+   Network Access Solutions Corp.        4,600       2,875
+*  Network Plus Corp.                    3,300       8,250
    Newport Corp.                         2,005     157,612
+*  Next Level Communications Inc.        5,200      59,150
+   Nextel Partners Inc. "A"             11,000     184,938
    NTELOS Inc.                           1,582      27,883
+*  NTL Inc.                             17,378     415,986
+*  Nucentrix Broadband Networks Inc.     1,300      14,625
+   NumereX Corp. "A"                     2,000      16,500
+*  Optical Cable Corp.                   3,152      28,560
+   Pac-West Telecomm Inc.                2,800       9,625
+   PanAmSat Corp.                        1,154      40,029
+   P-Com Inc.                            4,105      12,572
+   Plantronics Inc.                      3,720     174,840
+*  Pliant Systems Inc.                   2,200       2,544
+   Powertel Inc.                         2,117     131,122
+   Powerwave Technologies Inc.           3,813     223,061
+   Price Communications Corp.            3,564      59,920
+   Primus Telecommunications Group Inc.  2,354       5,444
+   Proxim Inc.                           1,396      60,028
+   PTEK Holdings Inc.                    4,348       6,250
+   RCN Corp.                             5,617      35,457
+   Rural Cellular Corp. "A"              1,086      32,173
+   Savvis Communications Corp.           6,224       5,446
+*  SDL Inc.                              5,594     828,961
+   Sirius Satellite Radio Inc.           3,037      90,920
+   Somera Communications Inc.            5,500      47,781
+   Spectralink Corp.                     2,266      32,715
+   STAR Telecommunications Inc.          4,590       4,590
+   Startec Global Communications Corp.   3,401      13,179
+   STM Wireless Inc. "A"                 1,900       5,581
+*  Superior Telecom Inc.                 4,027       7,802
+   Talk.com Inc.                         8,388      12,058
+   Tekelec                               3,821     114,630
+   TeleCorp PCS Inc.                    11,015     246,461
+*  Teligent Inc. "A"                     3,365       6,520
+   Telocity Inc.                         6,837      13,674
+   Telular Corp.                         2,600      13,163
+*  Terayon Communications Systems Inc.   3,868      15,714
+   Tessco Technologies Inc.                762      13,716
+   Time Warner Telecom Inc. "A"          2,500     158,594
+   Tollgrade Communications Inc.           928      33,872
+   Triton PCS Holdings Inc. "A"          3,700     125,569
+   Tut Systems Inc.                      2,700      22,275
+*  U.S. Wireless Corp.                   1,400       6,125
+*  United States Cellular Corp.          5,709     343,967
+   Ursus Telecom Corp.                   3,900       1,463
+   US LEC Corp. "A"                      1,881       9,052
+   VerticalNet Inc.                      5,400      35,944
+   Viasat Inc.                           1,314      17,246
+*  Viatel Inc.                           3,759      13,979
+   Vixel Corp.                           3,900       7,313

                                                   Shares       Value
           ----------------------------------------------------------
           +   Voicestream Wireless Corp.          10,105 $ 1,016,816
           +   VTEL Corp.                           2,700       2,363
           +*  WebEx Communications Inc.            2,500      52,188
           +   WebLink Wireless Inc.                5,172      17,779
           +   West Teleservices Corp.              4,233     119,053
           +   Westell Technologies Inc.            3,058       9,365
           +   Western Wireless Corp. "A"           4,526     177,363
           +   Winstar Communications Inc.          6,499      75,957
           +*  World Access Inc.                    3,390       8,157
           +   WorldGate Communications Inc.        1,700       6,481
           +   XETA Corp.                           1,300      13,000
           +   Zoom Telephonics Inc.                2,200       7,288
           +*  Z-Tel Technologies Inc.              3,200      16,600
                                                          -----------
                                                           14,506,046
                                                          -----------
           Telephone--0.34%
           +   Covista Communications Inc.          1,984       2,728
           +*  Intermedia Communications Inc.       3,374      24,251
               Telephone & Data Systems Inc.        3,836     345,240
           +*  XO Communications Inc. "A"          17,244     307,159
                                                          -----------
                                                              679,378
                                                          -----------
           Textiles--0.77%
           *   Cintas Corp.                        10,495     558,203
           +   Coach Inc.                           2,700      77,625
           +   Columbia Sportswear Co.              1,629      81,043
           +   Cone Mills Corp.                     3,737       9,576
               Culp Inc.                              581       1,162
           +*  Cutter & Buck Inc.                   2,304      17,568
           +   Dan River Inc. "A"                   1,800       3,996
               G&K Services Inc. "A"                2,016      56,700
           +   Gerber Childrenswear Inc.            1,474       6,725
           +   Guess ? Inc.                         2,319      12,320
               Guilford Mills Inc.                  2,139       3,476
           +   Hallwood Group Inc.                    600       2,325
               Kellwood Co.                         2,167      45,778
           +   Mohawk Industries Inc.               3,065      83,904
           +   Nautica Enterprises Inc.             2,466      37,568
               Oxford Industries Inc.               1,514      23,089
           +   Polo Ralph Lauren Corp.              2,206      49,221
           +   Quaker Fabric Corp.                  5,100      20,400
           +   Quiksilver Inc.                      1,669      32,337
               Shaw Industries Inc.                 7,495     141,937
           +   Sirena Apparel Group Inc. (The)        300           1
           +   Starter Corp.                        3,200           3
           +   Tag-It Pacific Inc.                    500       2,031
           +   Tarrant Apparel Group                2,213       8,022
           +   Timberland Co. "A"                   2,452     163,978
               Westpoint Stevens Inc.               3,330      24,942
               Wolverine World Wide Inc.            4,159      63,425
                                                          -----------
                                                            1,527,355
                                                          -----------
           Tobacco--0.19%
               R.J. Reynolds Tobacco Holdings Inc.  6,300     307,125
               Universal Corporation                1,306      45,710
           *   Vector Group Ltd.                    1,642      25,964
                                                          -----------
                                                              378,799
                                                          -----------
           Toys/Games/Hobbies--0.07%
           +*  Action Performance Companies Inc.    1,745       4,144
           +   Boyds Collection Ltd. (The)          5,400      50,288
           +   Department 56 Inc.                   1,308      15,042
           +   Fotoball USA Inc.                    2,400       2,700
           +   Jakks Pacific Inc.                   1,528      13,943


  The accompanying notes are an integral part of these financial statements.



 37    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



         Extended Index
         Master Portfolio                             Shares      Value
         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Marvel Enterprises Inc.                   3,233 $    4,647
         +   Media Arts Group Inc.                     2,281      9,837
         +   Topps Co. (The)                           4,511     41,445
                                                             ----------
                                                                142,046
                                                             ----------
         Transportation--1.06%
         +   ABC Rail Products Corp.                   1,831     11,100
             Airborne Inc.                             2,660     25,935
         +   Airnet Systems Inc.                       5,219     19,897
             Alexander & Baldwin Inc.                  1,900     49,875
         +   Allied Holdings Inc.                        490      1,348
         +   American Freightways Corp.                2,215     61,882
         +   Arkansas Best Corp.                       1,023     18,734
             Arnold Industries Inc.                    2,724     49,032
         +   Atlas Air Inc.                            2,404     78,431
         +   Avis Group Holdings Inc.                  2,100     68,381
         +   Budget Group Inc.                         1,609      3,419
             CH Robinson Worldwide Inc.                5,686    178,754
             CNF Transportation Inc.                   3,238    109,485
         +   Consolidated Freightways Corp.            1,266      5,301
         +   Dollar Thrifty Automotive Group Inc.      1,679     31,481
         +   EGL Inc.                                  3,073     73,560
             Expeditors International Washington Inc.  3,404    182,752
             Florida East Coast Industries Inc.        2,523     90,513
         +   Forward Air Corp.                           993     37,051
         +   Fritz Companies Inc.                      3,622     21,958
         +   Heartland Express Inc.                    2,142     48,864
             Hunt (J.B.) Transport Services Inc.       2,492     41,897
         +   Hvide Marine Inc. "A"                         5          1
         +   Kirby Corp.                               2,435     51,135
         +   Landair Corp.                             2,000      7,500
         +   Landstar System Inc.                        564     31,267
         +   M.S. Carriers Inc.                        1,048     34,322
             Maritrans Inc.                              540      4,455
         +   Motor Cargo Industries Inc.                 400      2,700
         +*  Offshore Logistics Inc.                   1,491     32,126
             Overseas Shipholding Group Inc.           1,746     40,049
         +   Petroleum Helicopters NV                  1,345     16,791
             Roadway Express Inc.                      1,765     37,396
         +   Simon Transportation Services Inc.          500      2,656
         +   Swift Transportation Co. Inc.             4,041     80,062
             United Parcel Service Inc.                5,900    346,994
             US Freightways Corp.                      1,375     41,357
         +   USA Truck Inc.                              547      3,009
             Werner Enterprises Inc.                   3,022     51,374
         +   Wisconsin Central
             Transportation Corp.                      4,587     69,092
         +   Yellow Corporation                        2,448     49,840
                                                             ----------
                                                              2,111,776

                                                             ----------
         Trucking & Leasing--0.14%
         +   AMERCO                                    1,611     31,616
             GATX Corporation                          2,804    139,850
         +   International Aircraft Investors          1,400      7,613
             Rollins Truck Leasing Corp.               5,430     43,440
         +   Willis Lease Finance Corp.                2,468     24,680
         +   Xtra Corp.                                  687     32,976
                                                             ----------
                                                                280,175

                                                             ----------

                                                Shares        Value
             ------------------------------------------------------
              Water--0.19%
                 American Water Works Inc.       5,709 $    167,702
             +   Azurix Corp.                    9,800       80,238
                 California Water Service Group  1,464       39,528
                 Connecticut Water Service Inc.    667       20,427
                 Philadelphia Suburban Corp.     2,765       67,743
                                                       ------------
                                                            375,638
                                                       ------------
                 TOTAL COMMON STOCKS
                  (Cost: $213,671,880)                  194,224,255
                                                       ------------

                                            Face Amount         Value

SHORT TERM INSTRUMENTS--9.29%
---------------------------------------------------------------------
+++  Federal Home Loan Mortgage
      Corporation Discount Note 6.51%,
      01/16/01                               $4,822,099    4,822,099
+++  Goldman Sachs Financial Square Prime
      Obligation Fund                         2,249,721    2,249,721
+++  Providian Temp Cash Money Market Fund    5,580,289    5,580,289
+++  Short Term Investment Company Liquid
      Assets Portfolio                        4,784,038    4,784,038
++   U.S. Treasury Bill 5.70%,** 03/22/01     1,100,000    1,086,265
                                                        ------------
TOTAL SHORT TERM INSTRUMENTS
     (Cost: $18,521,965)                                  18,522,412
                                                        ------------
REPURCHASE AGREEMENT--1.25%
---------------------------------------------------------------------
Investors Bank & Trust Tri Party Repurchase
  Agreement, dated 12/29/00, due
  01/02/01, with a maturity value of
  $2,488,755 and an effective yield of
  5.73%                                       2,487,172    2,487,172

                                                        ------------
TOTAL REPURCHASE AGREEMENT
     (Cost: $2,487,172)                                    2,487,172
                                                        ------------
TOTAL INVESTMENTS IN SECURITIES--108.02%
     (Cost: $234,681,017)                                215,233,839
                                                        ------------
Other Liabilities, Less Assets--(8.02%)                  (15,982,657)
                                                        ------------
NET ASSETS--100.00%                                     $199,251,182
                                                        ============

Notes to the Schedule of Investments:
  * Denotes all or part of security on loan. See Note 4.
 ** Yield to Maturity.
  + Non-income earning securities.
 ++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1. +++ Represents investment of collateral received from securities lending transactions. See Note 4.


  The accompanying notes are an integral part of these financial statements.



 38    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



          S&P 500 Index
          Master Portfolio                       Shares          Value
         -------------------------------------------------------------
          COMMON STOCKS--98.11%
         -------------------------------------------------------------
          Advertising--0.23%
             Interpublic Group of Companies Inc.  82,980 $   3,531,836
         *   Omnicom Group Inc.                   47,726     3,955,292
                                                         -------------
                                                             7,487,128
                                                         -------------
          Aerospace/Defense--1.53%
             Boeing Co.                          239,661    15,817,626
             General Dynamics Corp.               53,766     4,193,748
             Goodrich (B.F.) Co.                  27,496     1,000,167
             Honeywell International Inc.        215,192    10,181,272
             Lockheed Martin Corp.               116,152     3,943,360
             Northrop Grumman Corp.               19,325     1,603,975
             Raytheon Co. "B"                     91,716     2,848,928
             United Technologies Corp.           126,426     9,940,244
                                                         -------------
                                                            49,529,320
                                                         -------------
          Airlines--0.26%
         +   AMR Corp.                            40,730     1,596,107
             Delta Air Lines Inc.                 33,183     1,665,372
             Southwest Airlines Co.              135,467     4,542,209
         +   US Airways Group Inc.                18,173       737,142
                                                         -------------
                                                             8,540,830
                                                         -------------
          Apparel--0.19%
             Liz Claiborne Inc.                   14,054       584,998
             Nike Inc. "B"                        72,886     4,067,950
         +   Reebok International Ltd.            15,441       422,157
             VF Corp.                             30,647     1,110,647
                                                         -------------
                                                             6,185,752
                                                         -------------
          Auto Manufacturers--0.65%
             Ford Motor Company                  505,692    11,852,156
             General Motors Corp. "A"            152,432     7,764,505
         +   Navistar International Corp.         16,072       420,886
             PACCAR Inc.                          20,643     1,016,668
                                                         -------------
                                                            21,054,215
                                                         -------------
          Auto Parts & Equipment--0.16%
             Cooper Tire & Rubber Co.             19,587       208,112
             Dana Corp.                           39,873       610,555
             Delphi Automotive Systems Corp.     151,018     1,698,953
             Goodyear Tire & Rubber Co.           42,493       976,914
             TRW Inc.                             33,540     1,299,675
             Visteon Corp.                        35,355       406,583
                                                         -------------
                                                             5,200,792
                                                         -------------
          Banks--5.90%
             AmSouth Bancorp                     101,274     1,544,429
             Bank of America Corp.               439,187    20,147,704
             Bank of New York Co. Inc.           199,882    11,030,988
             Bank One Corp.                      312,146    11,432,347
             BB&T Corp.                          107,040     3,993,930
             Charter One Financial Inc.           56,106     1,620,061
             Chase Manhattan Corp.               353,607    16,067,018
             Comerica Inc.                        42,305     2,511,859
             Fifth Third Bancorp                 124,672     7,449,152
             First Union Corp.                   264,408     7,353,848
             Firstar Corp.                       256,386     5,960,975
             FleetBoston Financial Corp.         244,164     9,171,410
             Golden West Financial Corp.          42,705     2,882,587
             Huntington Bancshares Inc.           67,709     1,096,039
             KeyCorp                             114,832     3,215,296
             Mellon Financial Corp.              131,742     6,480,060
             National City Corp.                 164,158     4,719,542
             Northern Trust Corp.                 59,804     4,877,764
             Old Kent Financial Corp.             37,400     1,636,250

                                                   Shares         Value
        ---------------------------------------------------------------
            PNC Financial Services Group            77,995 $  5,698,510
            Regions Financial Corp.                 59,797    1,633,206
            SouthTrust Corp.                        45,482    1,850,549
            State Street Corp.                      43,573    5,412,202
            Summit Bancorp                          47,130    1,799,777
            SunTrust Banks Inc.                     79,856    5,030,928
            Synovus Financial Corp.                 76,781    2,068,288
            Union Planters Corp.                    36,412    1,301,729
            US Bancorp Inc.                        203,241    5,932,097
            Wachovia Corp.                          54,873    3,189,493
            Washington Mutual Inc.                 145,477    7,719,373
            Wells Fargo & Company                  461,170   25,681,404
                                                           ------------
                                                            190,508,815
                                                           ------------
         Beverages--2.33%
            Anheuser-Busch Companies Inc.          243,386   11,074,063
            Brown-Forman Corp. "B"                  18,470    1,228,255
            Coca-Cola Co.                          669,145   40,776,023
        *   Coca-Cola Enterprises Inc.             112,735    2,141,965
            Coors (Adolf) Company "B"               10,003      803,366
            PepsiCo Inc.                           389,605   19,309,798
                                                           ------------
                                                             75,333,470
                                                           ------------
         Biotechnology--0.86%
        +   Amgen Inc.                             278,742   17,822,067
            Applera Corp.-Applied Biosystems Group  56,733    5,336,448
        +   Biogen Inc.                             39,988    2,401,779
        +   Chiron Corp.                            51,620    2,297,090
                                                           ------------
                                                             27,857,384
                                                           ------------
         Building Materials--0.14%
            Masco Corp.                            120,443    3,093,880
            Vulcan Materials Co.                    27,248    1,304,498
                                                           ------------
                                                              4,398,378
                                                           ------------
         Chemicals--1.13%
            Air Products & Chemicals Inc.           61,830    2,535,030
            Ashland Inc.                            18,960      680,474
            Dow Chemical Co.                       183,033    6,703,584
            Du Pont (E.I.) de Nemours              281,420   13,596,104
            Eastman Chemical Co.                    20,711    1,009,661
            Engelhard Corp.                         34,520      703,345
            Great Lakes Chemical Corp.              13,575      504,820
            Hercules Inc.                           28,930      551,478
            PPG Industries Inc.                     45,624    2,112,962
            Praxair Inc.                            42,824    1,900,315
            Rohm & Haas Co. "A"                     59,282    2,152,678
            Sherwin-Williams Co.                    43,387    1,141,620
            Sigma-Aldrich Corp.                     20,748      815,656
            Union Carbide Corp.                     36,557    1,967,224
                                                           ------------
                                                             36,374,951
                                                           ------------
         Commercial Services--0.60%
            Block (H & R) Inc.                      24,704    1,022,128
        +   Cendant Corp.                          196,668    1,892,934
        +   Convergys Corp.                         41,599    1,884,955
        *   Deluxe Corp.                            19,610      495,545
        *   Donnelley (R.R.) & Sons Co.             32,943      889,461
            Ecolab Inc.                             34,299    1,481,288
            Equifax Inc.                            38,271    1,097,899
            McKesson HBOC Inc.                      76,669    2,751,650
            Moody's Corp.                           43,833    1,125,960
            Paychex Inc.                           100,434    4,883,603
        +   Quintiles Transnational Corp.           31,124      651,659
        +   Robert Half International Inc.          47,930    1,270,145
                                                           ------------
                                                             19,447,227
                                                           ------------


  The accompanying notes are an integral part of these financial statements.



 39    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



       S&P 500 Index
       Master Portfolio                             Shares          Value
       ------------------------------------------------------------------
       COMMON STOCKS--(Continued)
       ------------------------------------------------------------------
       Computers--7.64%
       +   Apple Computer Inc.                        87,659 $  1,303,928
       +   Ceridian Corp.                             39,354      784,620
       +   Cisco Systems Inc.                      1,942,161   74,287,658
           Compaq Computer Corp.                     458,720    6,903,736
       +   Computer Sciences Corp.                    45,447    2,732,501
       +   Dell Computer Corp.                       698,011   12,171,567
           Electronic Data Systems Corp.             126,163    7,285,913
       +   EMC Corp.                                 590,418   39,262,797
       +   Gateway Inc.                               87,219    1,569,070
           Hewlett-Packard Co.                       533,570   16,840,803
           International Business Machines Corp.     473,443   40,242,655
       +   Lexmark International Group Inc. "A"       34,335    1,521,470
       +   NCR Corp.                                  26,030    1,278,724
       +   Network Appliance Inc.                     85,236    5,475,081
       +   Sapient Corp.                              32,694      390,285
       +   Sun Microsystems Inc.                     868,862   24,219,528
       +   Unisys Corp.                               84,424    1,234,701
       +   Veritas Software Corp.                    105,298    9,213,575
                                                             ------------
                                                              246,718,612
                                                             ------------
       Cosmetics/Personal Care--1.93%
           Alberto-Culver Co. "B"                     15,156      648,866
           Avon Products Inc.                         64,224    3,074,724
           Colgate-Palmolive Co.                     154,390    9,965,874
           Gillette Co.                              284,199   10,266,689
           International Flavors & Fragrances Inc.    26,389      536,027
           Kimberly-Clark Corp.                      143,986   10,178,370
           Procter & Gamble Co.                      351,786   27,593,214
                                                             ------------
                                                               62,263,764
                                                             ------------
       Distribution/Wholesale--0.22%
       +   Costco Wholesale Corp.                    120,694    4,820,217
           Genuine Parts Co.                          46,718    1,223,428
           Grainger (W.W.) Inc.                       25,347      925,165
                                                             ------------
                                                                6,968,810
                                                             ------------
       Diversified Financial Services--6.93%
           American Express Co.                      358,880   19,715,970
           Bear Stearns Companies Inc.                28,760    1,457,773
           Capital One Financial Corp.                53,158    3,498,461
           CIT Group Inc. (The)                       70,714    1,423,119
           Citigroup Inc.                          1,356,413   69,261,825
           Countrywide Credit Industries Inc.         30,845    1,549,961
           Fannie Mae                                271,787   23,577,522
           Franklin Resources Inc.                    65,788    2,506,523
           Freddie Mac                               187,588   12,920,124
           Household International Inc.              127,064    6,988,520
           Lehman Brothers Holdings Inc.              64,374    4,353,292
           MBNA Corp.                                229,838    8,489,641
           Merrill Lynch & Co. Inc.                  218,606   14,906,197
           Morgan (J.P.) & Co. Inc.                   43,284    7,163,502
           Morgan Stanley Dean Witter & Co.          302,376   23,963,298
           Price (T. Rowe) Group Inc.                 32,773    1,385,171
           Providian Financial Corp.                  77,208    4,439,460
           Schwab (Charles) Corp.                    373,299   10,592,359
           Stilwell Financial Inc.                    60,038    2,367,749
       *   USA Education Inc.                         44,351    3,015,868
                                                             ------------
                                                              223,576,335
                                                             ------------

                                                  Shares         Value
         -------------------------------------------------------------
         Electric--2.57%
         +*  AES Corp.                            123,745 $  6,852,379
             Allegheny Energy Inc.                 29,790    1,435,506
             Ameren Corp.                          37,076    1,717,082
             American Electric Power Inc.          86,829    4,037,548
         +*  Calpine Corp.                         76,020    3,425,651
             Cinergy Corp.                         42,969    1,509,286
             CMS Energy Corp.                      32,597    1,032,917
             Consolidated Edison Inc.              57,137    2,199,774
         `   Constellation Energy Group Inc.       40,673    1,832,827
             Dominion Resources Inc.               64,546    4,324,582
             DTE Energy Co.                        38,560    1,501,430
             Duke Energy Corp.                     99,504    8,482,716
             Edison International                  87,885    1,373,203
             Entergy Corp.                         60,091    2,542,600
             Exelon Corp.                          85,944    6,034,128
             FirstEnergy Corp.                     60,846    1,920,452
             FPL Group Inc.                        47,661    3,419,677
             GPU Inc.                              32,767    1,206,235
         +   Niagara Mohawk Holdings Inc.          43,287      722,352
             NiSource Inc.                         54,936    1,689,282
             PG&E Corp.                           104,512    2,090,240
             Pinnacle West Capital Corp.           22,869    1,089,136
             PP&L Resources Inc.                   39,091    1,766,425
             Progress Energy Inc.                  55,441    2,727,004
             Public Service Enterprise Group Inc.  57,793    2,810,185
             Reliant Energy Inc.                   79,444    3,440,918
             Southern Co.                         182,313    6,061,907
             TXU Corporation                       69,642    3,086,011
             Xcel Energy Inc.                      91,915    2,671,280
                                                          ------------
                                                            83,002,733
                                                          ------------
         Electrical Components & Equipment--0.39%
         +   American Power Conversion Corp.       52,536      650,133
             Emerson Electric Co.                 115,216    9,080,461
         *   Molex Inc.                            52,747    1,872,518
         +   Power-One Inc.                        21,140      831,066
                                                          ------------
                                                            12,434,178
                                                          ------------
         Electronics--0.76%
         +   Agilent Technologies Inc             122,221    6,691,600
             Johnson Controls Inc.                 23,173    1,204,996
             Millipore Corp.                       12,550      790,650
             Parker Hannifin Corp.                 31,437    1,387,158
             PerkinElmer Inc.                      13,472    1,414,560
         +   Sanmina Corp.                         40,918    3,135,342
         +   Solectron Corp.                      171,835    5,825,206
         *   Symbol Technologies Inc.              39,560    1,424,160
             Tektronix Inc.                        25,464      857,819
         +   Thermo Electron Corp.                 48,488    1,442,518
             Thomas & Betts Corp.                  15,653      253,383
                                                          ------------
                                                            24,427,392
                                                          ------------
         Engineering & Construction--0.02%
         +   Fluor Corp.                           20,409      674,784
                                                          ------------
         Environmental Control--0.17%
         +   Allied Waste Industries Inc.          53,109      773,400
             Waste Management Inc.                167,795    4,656,311
                                                          ------------
                                                             5,429,711
                                                          ------------
         Food--2.21%
             Albertson's Inc.                     113,551    3,009,102
             Archer-Daniels-Midland Co.           170,909    2,563,635
             Campbell Soup Co.                    113,591    3,933,088
             ConAgra Foods Inc.                   143,913    3,741,738
             General Mills Inc.                    76,322    3,401,099


  The accompanying notes are an integral part of these financial statements.



 40    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



           S&P 500 Index
           Master Portfolio                   Shares          Value
           ---------------------------------------------------------
           COMMON STOCKS--(Continued)
           ---------------------------------------------------------
               Heinz (H.J.) Co.                93,628  $  4,441,478
               Hershey Foods Corp.             36,745     2,365,459
               Kellogg Co.                    109,503     2,874,454
           +   Kroger Co.                     222,137     6,011,583
               Quaker Oats Co.                 35,422     3,449,217
               Ralston Purina Group            82,774     2,162,471
           +   Safeway Inc.                   135,259     8,453,687
               Sara Lee Corp.                 224,963     5,525,654
               SUPERVALU Inc.                  35,681       495,074
               Sysco Corp.                    180,340     5,410,200
               Unilever NV--NY Shares         154,234     9,707,102
               Winn-Dixie Stores Inc.          37,681       730,069
               Wrigley (William Jr.) Co.       30,495     2,921,802
                                                       ------------
                                                         71,196,912
                                                       ------------

           Forest Products & Paper--0.46%
               Boise Cascade Corp.             15,546       522,734
               Georgia-Pacific Corp.           60,580     1,885,553
               International Paper Co.        129,866     5,300,156
               Louisiana-Pacific Corp.         28,087       284,381
               Mead Corp.                      27,097       850,168
               Potlatch Corp.                   7,722       259,170
               Temple-Inland Inc.              13,318       714,178
               Westvaco Corp.                  27,182       793,375
               Weyerhaeuser Co.                59,063     2,997,447
               Willamette Industries Inc.      29,592     1,388,975
                                                       ------------
                                                         14,996,137
                                                       ------------
           Gas--0.13%
               KeySpan Corp.                   36,383     1,541,730
               NICOR Inc.                      12,349       533,322
               ONEOK Inc.                       7,933       382,271
               Peoples Energy Corp.             9,565       428,034
               Sempra Energy                   55,125     1,281,656
                                                       ------------
                                                          4,167,013
                                                       ------------
           Hand/Machine Tools--0.06%
               Black & Decker Corp.            21,874       858,554
               Snap-On Inc.                    15,751       439,059
               Stanley Works (The)             23,180       722,926
                                                       ------------
                                                          2,020,539
                                                       ------------
           Health Care--3.16%
               Bard (C.R.) Inc.                13,767       641,026
               Bausch & Lomb Inc.              14,470       585,131
               Baxter International Inc.       79,351     7,007,685
               Becton Dickinson & Co.          68,305     2,365,061
               Biomet Inc.                     48,040     1,906,588
           +   Boston Scientific Corp.        109,427     1,497,782
           +   Guidant Corp.                   83,030     4,478,431
               HCA--The Healthcare Company    149,084     6,561,187
           +   Healthsouth Corp.              104,309     1,701,541
           +   Humana Inc.                     45,699       696,910
               Johnson & Johnson              375,118    39,410,835
           +   Manor Care Inc.                 27,629       569,848
               Medtronic Inc.                 324,222    19,574,903
           +   St. Jude Medical Inc.           22,905     1,407,226
               Stryker Corp.                   52,720     2,667,105
               Tenet Healthcare Corp.          85,498     3,799,317
               UnitedHealth Group Inc.         86,056     5,281,687
           +   Wellpoint Health Networks Inc.  16,800     1,936,200
                                                       ------------
                                                        102,088,463
                                                       ------------

                                                   Shares         Value
        ---------------------------------------------------------------
        Home Builders--0.05%
            Centex Corp.                            15,950 $    599,122
        *   Kaufman & Broad Home Corp.              11,567      389,663
            Pulte Corp.                                         465,792
                                                    11,041 ------------
                                                              1,454,577
                                                           ------------
        Home Furnishings--0.08%
            Leggett & Platt Inc.                    52,886    1,001,529
            Maytag Corp.                            20,724      669,644
            Whirlpool Corp.                         18,034      859,996
                                                           ------------
                                                              2,531,169
                                                           ------------
        Household Products/Wares--0.22%
            American Greetings Corp. "A"            17,176      162,099
            Avery Dennison Corp.                    29,728    1,631,324
            Clorox Co.                              63,593    2,257,551
            Fortune Brands Inc.                     41,718    1,251,540
        *   Newell Rubbermaid Inc.                  71,940    1,636,635
            Tupperware Corp.                        15,572      318,253
                                                           ------------
                                                              7,257,402
                                                           ------------
        Insurance--4.34%
        +   Aetna Inc.                              38,135    1,565,918
            AFLAC Inc.                              71,636    5,171,224
            Allstate Corp.                         197,398    8,599,150
            Ambac Financial Group Inc.              28,395    1,655,783
            American General Corp.                  67,912    5,534,828
            American International Group Inc.      628,067   61,903,854
            AON Corp.                               69,093    2,366,418
            Chubb Corp.                             47,246    4,086,779
            CIGNA Corp.                             41,490    5,489,127
            Cincinnati Financial Corp.              43,415    1,717,606
        *   Conseco Inc.                            87,774    1,157,520
            Hartford Financial Services Group Inc.  60,868    4,298,803
            Jefferson-Pilot Corp.                   27,823    2,079,769
            Lincoln National Corp.                  51,681    2,445,157
            Loews Corp.                             26,619    2,756,730
            Marsh & McLennan Companies Inc.         74,304    8,693,568
            MBIA Inc.                               26,516    1,965,499
            MetLife Inc.                           206,229    7,218,015
            MGIC Investment Corp.                   28,810    1,942,874
            Progressive Corporation                 19,758    2,047,423
            SAFECO Corp.                            34,489    1,133,826
            St. Paul Companies Inc.                 58,710    3,188,687
            Torchmark Corp.                         34,061    1,309,220
            UNUMProvident Corp.                     65,009    1,747,117

                                                           ------------
                                                            140,074,895
                                                           ------------
        Iron/Steel--0.05%
            Allegheny Technologies Inc.             21,745      345,202
            Nucor Corp.                             20,992      833,120
            USX-U.S. Steel Group Inc.               23,878      429,804
                                                           ------------
                                                              1,608,126
                                                           ------------
        Leisure Time--0.31%
            Brunswick Corp.                         23,519      386,594
            Carnival Corp. "A"                     157,679    4,858,484
            Harley-Davidson Inc.                    81,770    3,250,357
            Sabre Holdings Corp.                    34,886    1,504,459
                                                           ------------
                                                              9,999,894
                                                           ------------


  The accompanying notes are an integral part of these financial statements.



 41    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



      S&P 500 Index
      Master Portfolio                              Shares          Value
      -------------------------------------------------------------------
      COMMON STOCKS--(Continued)
      -------------------------------------------------------------------
      Lodging--0.20%
      +   Harrah's Entertainment Inc.                 31,522 $    831,393
          Hilton Hotels Corp.                         99,377    1,043,458
      *   Marriott International Inc."A"              64,745    2,735,476
          Starwood Hotels & Resorts Worldwide Inc.    52,090    1,836,172
                                                             ------------
                                                                6,446,499
                                                             ------------
      Machinery--0.45%
          Briggs & Stratton Corp.                      5,828      258,618
          Caterpillar Inc.                            92,757    4,388,566
          Cummins Engine Company Inc.                 11,253      426,911
          Deere & Co.                                 63,260    2,898,099
          Dover Corp.                                 54,724    2,219,742
          Ingersoll-Rand Co.                          43,353    1,815,407
          McDermott International Inc.                16,299      175,214
          Rockwell International Corp.                49,453    2,355,199
                                                             ------------
                                                               14,537,756
                                                             ------------
      Manufacturers--5.74%
          Cooper Industries Inc.                      25,167    1,156,109
          Crane Co.                                   16,374      465,636
          Danaher Corp.                               38,309    2,619,378
          Eastman Kodak Co.                           80,917    3,186,107
          Eaton Corp.                                 18,851    1,417,360
      +   FMC Corp.                                    8,237      590,490
          General Electric Co.                     2,673,790  128,174,808
          Illinois Tool Works Inc.                    81,474    4,852,795
          ITT Industries Inc.                         23,730      919,537
          Minnesota Mining & Manufacturing Co.       106,482   12,831,081
          National Service Industries Inc.            10,994      282,408
          Pall Corp.                                  33,251      708,662
          Textron Inc.                                38,358    1,783,647
          Tyco International Ltd.                    471,925   26,191,837
                                                             ------------
                                                              185,179,855
                                                             ------------
      Media--3.43%
      +   America Online Inc.                        630,339   21,935,797
      +   Clear Channel Communications Inc.          157,745    7,640,773
      +   Comcast Corp. "A"                          243,587   10,169,757
          Dow Jones & Co. Inc.                        23,580    1,335,218
          Gannett Co. Inc.                            71,220    4,491,311
          Harcourt General Inc.                       19,719    1,127,927
      *   Knight Ridder Inc.                          19,794    1,125,784
          McGraw-Hill Companies Inc.                  52,648    3,086,489
          Meredith Corp.                              13,565      436,623
          New York Times Co. "A"                      43,940    1,760,346
          Time Warner Inc.                           359,396   18,774,847
          Tribune Co.                                 81,494    3,443,121
      +   Viacom Inc. "B"                            408,226   19,084,566
          Walt Disney Co. (The)                      562,493   16,277,141
                                                             ------------
                                                              110,689,700
                                                             ------------
      Metal Fabricate/Hardware--0.01%
          Timken Co.                                  16,230      245,479
          Worthington Industries Inc.                 23,154      186,679
                                                             ------------
                                                                  432,158
                                                             ------------
      Mining--0.52%
      *   Alcan Aluminium Ltd.                        87,206    2,981,355
          Alcoa Inc.                                 233,401    7,818,933

                                                   Shares         Value
         --------------------------------------------------------------
             Barrick Gold Corp.                    106,829 $  1,749,859
         +   Freeport-McMoRan Copper & Gold Inc.    40,178      344,024
             Homestake Mining Company               71,219      298,230
         +   Inco Ltd.                              48,949      820,385
             Newmont Mining Corp.                   45,459      775,644
             Phelps Dodge Corp.                     21,233    1,185,067
             Placer Dome Inc.                       88,365      850,513
                                                           ------------
                                                             16,824,010
                                                           ------------
         Office/Business Equipment--0.10%
             Pitney Bowes Inc.                      68,067    2,254,719
             Xerox Corp.                           180,122      833,064
                                                           ------------
                                                              3,087,783
                                                           ------------
         Oil & Gas Producers--5.83%
         *   Amerada Hess Corp.                     23,908    1,746,778
             Anadarko Petroleum Corp.               67,153    4,773,235
             Apache Corp.                           33,296    2,332,801
             Burlington Resources Inc.              58,092    2,933,646
             Chevron Corp.                         173,201   14,624,659
             Coastal Corp.                          58,300    5,148,619
             Conoco Inc.                           168,220    4,867,866
             Devon Energy Corp.                     34,670    2,113,830
             EOG Resources Inc.                     31,490    1,722,109
             Exxon Mobil Corp.                     937,998   81,547,201
             Kerr-McGee Corp.                       25,437    1,702,689
             Kinder Morgan Inc.                     30,850    1,609,984
         +   Nabors Industries Inc.                 39,700    2,348,255
             Occidental Petroleum Corp.             99,648    2,416,464
             Phillips Petroleum Co.                 68,915    3,919,541
         +   Rowan Companies Inc.                   25,469      687,663
             Royal Dutch Petroleum Co.-- NY Shares 578,651   35,044,551
             Sunoco Inc.                            22,912      771,848
             Texaco Inc.                           148,429    9,221,152
             Tosco Corp.                            39,073    1,326,040
         *   Transocean Sedco Forex Inc.            56,861    2,615,606
             Unocal Corp.                           65,603    2,538,016
             USX-Marathon Group Inc.                83,756    2,324,229
                                                           ------------
                                                            188,336,782
                                                           ------------
         Oil & Gas Services--0.63%
             Baker Hughes Inc.                      89,597    3,723,875
             Halliburton Co.                       119,396    4,328,105
             Schlumberger Ltd.                     154,516   12,351,623
                                                           ------------
                                                             20,403,603
                                                           ------------
         Packaging & Containers--0.06%
             Ball Corp.                              7,697      354,543
             Bemis Co.                              14,417      483,871
         +   Pactiv Corp.                           42,685      528,227
         +-* Sealed Air Corp.                       22,510      686,555
                                                           ------------
                                                              2,053,196
                                                           ------------
         Pharmaceuticals--9.71%
             Abbott Laboratories                   417,450   20,220,234
             Allergan Inc.                          35,489    3,435,779
         +   ALZA Corp.                             63,902    2,715,835
             American Home Products Corp.          353,642   22,473,949
             Bristol-Myers Squibb Co.              527,565   39,006,837
             Cardinal Health Inc.                   75,379    7,509,633
         +   Forest Laboratories Inc. "A"           23,640    3,141,165
         +   King Pharmaceuticals Inc.              45,550    2,354,366
             Lilly (Eli) and Company               304,156   28,305,518
         +   MedImmune Inc.                         56,850    2,711,034


  The accompanying notes are an integral part of these financial statements.



 42    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



S&P 500 Index
Master Portfolio                      Shares          Value
-----------------------------------------------------------
COMMON STOCKS--(Continued)
-----------------------------------------------------------
    Merck & Co. Inc.                   622,267 $ 58,259,748
    Pfizer Inc.                      1,702,455   78,312,930
    Pharmacia Corporation              348,037   21,230,257
    Schering-Plough Corp.              394,528   22,389,464
+*  Watson Pharmaceuticals Inc.         27,705    1,418,150
                                               ------------
                                                313,484,899
                                               ------------
Pipelines--0.96%
    Dynegy Inc. "A"                     87,180    4,887,529
*   El Paso Energy Corp.                62,621    4,485,229
    Enron Corp.                        201,467   16,746,944
    Williams Companies Inc.            118,756    4,742,818
                                               ------------
                                                 30,862,520
                                               ------------
Retail--5.54%
+   AutoZone Inc.                       34,349      978,935
+   Bed Bath & Beyond Inc.              76,397    1,709,383
+   Best Buy Co. Inc.                   56,024    1,656,210
    Circuit City Stores Inc.            55,363      636,674
+   Consolidated Stores Corp.           30,012      318,878
    CVS Corp.                          105,736    6,337,552
    Darden Restaurants Inc.             32,221      737,055
    Dillards Inc. "A"                   24,928      294,462
*   Dollar General Corp.                88,843    1,676,912
+   Federated Department Stores Inc.    54,436    1,905,260
    Gap Inc.                           229,285    5,846,767
    Home Depot Inc.                    624,937   28,551,809
+   Kmart Corp.                        130,437      692,947
+   Kohls Corp.                         89,512    5,460,232
    Limited Inc.                       114,839    1,959,440
    Longs Drug Stores Corp.             10,155      244,989
*   Lowe's Companies Inc.              103,372    4,600,054
    May Department Stores Co.           80,303    2,629,923
    McDonald's Corp.                   353,866   12,031,444
    Nordstrom Inc.                      34,805      633,016
+   Office Depot Inc.                   80,282      572,009
    Penney (J.C.) Company Inc.          70,710      768,971
    RadioShack Corp.                    50,118    2,145,677
    Sears, Roebuck and Co.              90,188    3,134,033
+*  Staples Inc.                       122,544    1,447,551
+   Starbucks Corp.                     50,485    2,233,961
    Target Corp.                       241,613    7,792,019
    Tiffany & Co.                       39,351    1,244,475
    TJX Companies Inc.                  75,947    2,107,529
+*  Toys R Us Inc.                      54,996      917,746
+   Tricon Global Restaurants Inc.      39,523    1,304,259
    Walgreen Co.                       273,290   11,426,938
    Wal-Mart Stores Inc.             1,205,336   64,033,475
    Wendy's International Inc.          30,662      804,878
                                               ------------
                                                178,835,463
                                               ------------
Semiconductors--4.19%
+   Advanced Micro Devices Inc.         84,513    1,167,336
+   Altera Corp.                       106,992    2,815,227
+   Analog Devices Inc.                 96,540    4,941,641
+   Applied Materials Inc.             218,827    8,356,456
+   Applied Micro Circuits Corp.        80,000    6,003,750
+*  Broadcom Corp. "A"                  63,445    5,361,103
+   Conexant Systems Inc.               61,437      944,594
    Intel Corp.                      1,816,077   54,595,815
+   KLA-Tencor Corp.                    50,191    1,690,809
    Linear Technology Corp.             85,382    3,948,918

                                                    Shares          Value
       ------------------------------------------------------------------
       +*  LSI Logic Corp.                            86,155 $  1,472,389
       +   Maxim Integrated Products Inc.             76,769    3,670,518
       +   Micron Technology Inc.                    153,078    5,434,269
       +   National Semiconductor Corp.               48,132      968,657
       +*  Novellus Systems Inc.                      35,515    1,276,320
       +   QLogic Corp.                               24,710    1,902,670
       +   Teradyne Inc.                              47,094    1,754,252
           Texas Instruments Inc.                    466,814   22,115,313
       +   Vitesse Semiconductor Corp.                48,450    2,679,891
       +   Xilinx Inc.                                88,923    4,101,573
                                                             ------------
                                                              135,201,501
                                                             ------------
       Software--4.85%
           Adobe Systems Inc.                         64,874    3,774,856
           Autodesk Inc.                              15,621      420,791
           Automatic Data Processing Inc.            170,301   10,782,182
       +   BMC Software Inc.                          66,289      928,046
       +   BroadVision Inc.                           72,690      858,651
       +*  Citrix Systems Inc.                        49,929    1,123,403
           Computer Associates International Inc.    156,697    3,055,592
       +   Compuware Corp.                            98,510      615,688
           First Data Corp.                          106,631    5,618,121
           IMS Health Inc.                            79,227    2,139,129
       +   Intuit Inc.                                55,620    2,193,514
       +   Mercury Interactive Corp.                  21,839    1,970,970
       +   Microsoft Corp.                         1,438,869   62,410,943
       +   Novell Inc.                                88,506      461,891
       +   Oracle Corp.                            1,510,410   43,896,291
       +   Parametric Technology Corp.                73,497      987,616
       +   PeopleSoft Inc.                            77,065    2,865,855
       +   Siebel Systems Inc.                       115,858    7,849,380
       +*  Yahoo! Inc.                               150,622    4,544,548
                                                             ------------
                                                              156,497,467
                                                             ------------
       Telecommunication Equipment--3.10%
       +   ADC Telecommunications Inc.               208,227    3,774,108
       +   Andrew Corp.                               21,902      476,369
       +   Avaya Inc.                                 75,123      774,706
       +   Comverse Technology Inc.                   44,462    4,829,685
       +   JDS Uniphase Corp.                        259,531   10,819,199
           Lucent Technologies Inc.                  901,127   12,165,215
           Motorola Inc.                             589,407   11,935,492
           Nortel Networks Corp.                     835,842   26,799,184
       +   Palm Inc.                                 152,649    4,321,875
       +   QUALCOMM Inc.                             201,829   16,587,821
           Scientific-Atlanta Inc.                    43,553    1,418,195
       +   Tellabs Inc.                              110,702    6,254,663
                                                             ------------
                                                              100,156,512
                                                             ------------
       Telecommunications--2.56%
       +   Adaptec Inc.                               26,616      272,814
       +   Cabletron Systems Inc.                     49,627      747,507
           Corning Inc.                              248,114   13,103,521
       +   Global Crossing Ltd.                      238,948    3,419,943
       +   Nextel Communications Inc. "A"            205,551    5,087,387
       +   Qwest Communications International Inc.   446,893   18,322,613
       +*  Sprint Corp. (PCS Group)                  251,556    5,141,176
           Verizon Communications Inc.               728,348   36,508,444
                                                             ------------
                                                               82,603,405
                                                             ------------
       Telephone--3.23%
           Alltel Corp.                               84,380    5,268,476
           AT&T Corp.                              1,012,862   17,535,174
           BellSouth Corp.                           504,061   20,634,997


  The accompanying notes are an integral part of these financial statements.



 43    Smith Barney U.S. 5000 Index Fund  | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



         S&P 500 Index
         Master Portfolio                       Shares           Value
         -------------------------------------------------------------
         COMMON STOCKS--(Continued)
         -------------------------------------------------------------
             CenturyTel Inc.                     37,988 $    1,358,071
             SBC Communications Inc.            913,362     43,613,036
             Sprint Corp. (FON Group)           238,559      4,845,730
         +   WorldCom Inc.                      776,832     10,924,200
                                                        --------------
                                                           104,179,684
                                                        --------------
         Tobacco--0.86%
             Philip Morris Companies Inc.       600,048     26,402,112
             UST Inc.                            44,002      1,234,806
                                                        --------------
                                                            27,636,918
                                                        --------------
         Toys/Games/Hobbies--0.07%
             Hasbro Inc.                         46,530        494,381
             Mattel Inc.                        115,130      1,662,477
                                                        --------------
                                                             2,156,858
                                                        --------------
         Transportation--0.38%
             Burlington Northern Santa Fe Corp. 106,522      3,015,904
             CSX Corp.                           58,579      1,519,393
         +   FedEx Corp.                         76,979      3,076,081
             Norfolk Southern Corp.             103,489      1,377,697
             Union Pacific Corp.                 66,851      3,392,688
                                                        --------------
                                                            12,381,763
                                                        --------------
         Trucking & Leasing--0.01%
             Ryder System Inc.                   16,205        269,408
                                                        --------------
         TOTAL COMMON STOCKS
           (Cost: $2,709,715,389)                        3,167,067,448
                                                        --------------

                                            Face Amount           Value
-----------------------------------------------------------------------
SHORT TERM INSTRUMENTS--1.54%
-----------------------------------------------------------------------
+++   Federal Home Loan Mortgage
       Corporation Discount Note 6.51%,
       01/16/01                             $ 2,797,620 $    2,797,620
+++   Goldman Sachs Financial Square
       Prime Obligation Fund                  8,755,795      8,755,795
+++   Providian Temp Cash Money Market
       Fund                                  10,101,664     10,101,664
+++   Short Term Investment Company
       Liquid Assets Portfolio               19,231,511     19,231,511
++    U.S. Treasury Bill 5.57%,** 03/22/01    9,050,000      8,937,002
                                                        --------------
TOTAL SHORT TERM INSTRUMENTS
        (Cost: $49,819,915)                                 49,823,592
                                                        --------------

REPURCHASE AGREEMENT--0.35%
-----------------------------------------------------------------------
Investors Bank & Trust Tri Party Repurchase
 Agreement, dated 12/29/00, due
 01/02/01, with a maturity value of
 $11,363,024 and an effective yield of
 5.73%                                       11,355,794     11,355,794
                                                        --------------
TOTAL REPURCHASE AGREEMENT
        (Cost: $11,355,794)                                 11,355,794
                                                        --------------
TOTAL INVESTMENTS IN SECURITIES--
100.00%
  (Cost: $2,770,891,098)                                 3,228,246,834
                                                        --------------
Other Liabilities Less Assets--0.00%                          (157,151)
                                                        --------------
NET ASSETS--100.00%                                     $3,228,089,683
                                                        ==============

Notes to the Schedule of Investments:
  * Denotes all or part of security on loan. See Note 4.
 ** Yield to Maturity.
  + Non-income earning securities.
 ++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1. +++ Represents investment of collateral received from securities lending transactions. See Note 4.


  The accompanying notes are an integral part of these financial statements.



 44    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Schedules of Investments (continued)                         December 31, 2000



    U.S. Equity Index
    Master Portfolio                               Value
--------------------------------------------------------
    MASTER PORTFOLIOS--100.01%
--------------------------------------------------------
      Extended Index Master Portfolio      $121,031,520
      S&P 500 Index Master Portfolio        452,502,265
                                           ------------
    TOTAL MASTER PORTFOLIOS                 573,533,785
                                           ------------
    TOTAL INVESTMENTS--100.01%              573,533,785
    Other Liabilities Less Assets--(0.01%)      (80,789)
                                           ------------
    NET ASSETS--100.00%                    $573,452,996
                                           ============


  The accompanying notes are an integral part of these financial statements.



 45    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Assets and Liabilities                         December 31, 2000



                                                                  Extended    S&P 500 Index   U.S. Equity
                                                                Index Master      Master      Index Master
                                                                 Portfolio      Portfolio      Portfolio

-----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                        $  234,681,017 $2,770,891,098 $           --
   Investments, at market value (Note 1)                          215,233,839  3,228,246,834             --
   Investments in Master Portfolios, at market value (Note 1)              --             --    573,533,785
   Receivables:
       Investment securities sold                                   1,492,790     45,101,153             --
       Dividends and interest                                         260,973      2,852,727             --

-----------------------------------------------------------------------------------------------------------
   Total Assets                                                   216,987,602  3,276,200,714    573,533,785

-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
       Investment securities purchased                                142,173      5,992,072             --
       Due to broker -- variation margin                               75,900        793,723             --
       Collateral for securities loaned (Note 4)                   17,436,147     40,886,590             --
       Due to BGFA (Note 2)                                            45,813        438,646         40,395
       Due to BGI and Stephens (Note 2)                                36,387             --         40,394

-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                               17,736,420     48,111,031         80,789

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $  199,251,182 $3,228,089,683 $  573,452,996

-----------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.



 46    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Operations                  For the Year Ended December 31, 2000



                                                                          Extended     S&P 500 Index     U.S. Equity
                                                                        Index Master       Master       Index Master
                                                                          Portfolio      Portfolio        Portfolio

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Dividends+                                                           $  1,917,892  $    43,710,718  $   6,860,471*
   Interest++                                                                518,317        6,026,454      1,100,151*
   Expenses allocated from Master Portfolios (See Note 1)                         --               --       (407,544)*

----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 2,436,209       49,737,172      7,553,078

----------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 2):
   Advisory fees                                                             189,177        1,961,851         64,174
   Administration fees                                                        47,294               --         64,174

----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                            236,471        1,961,851        128,348

----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      2,199,738       47,775,321      7,424,730

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on sale of investments                               22,795,290      862,950,326     59,576,383*
   Net realized loss on sale of futures contracts                         (1,044,395)      (8,196,362)            --
   Net change in unrealized appreciation (depreciation) of investments   (63,860,394)  (1,234,235,819)  (134,383,317)*
   Net change in unrealized depreciation of futures contracts               (233,850)     (10,595,675)            --

----------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                  (42,343,349)    (390,077,530)   (74,806,934)

----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(40,143,611) $  (342,302,209) $ (67,382,204)

----------------------------------------------------------------------------------------------------------------------
 + Net of foreign withholding tax of:                                           $306          $40,582         $4,281
++ Interest income includes securities lending income of:                    $48,649         $112,736             --

----------------------------------------------------------------------------------------------------------------------
 * Allocated from Master Portfolios



 47    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders


  The accompanying notes are an integral part of these financial statements.

 MASTER INVESTMENT PORTFOLIO

 Statements of Changes in Net Assets

                                                                          Extended Index Master Portfolio
                                                                          -------------------------------
                                                                              For the         For the
                                                                             Year Ended     Period Ended
                                                                            December 31,    December 31,
                                                                                2000           1999*

---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                                                    $   2,199,738   $  1,614,308
   Net realized gain                                                           21,750,895      9,035,857
   Net change in unrealized appreciation (depreciation)                       (64,094,244)    44,735,266

---------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting From Operations            (40,143,611)    55,385,431

---------------------------------------------------------------------------------------------------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                                              163,481,883    215,020,329
   Withdrawals                                                               (126,543,641)   (67,949,209)
---------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Interestholder Transactions       36,938,242    147,071,120

---------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                              (3,205,369)   202,456,551

NET ASSETS:
   Beginning of period                                                        202,456,551             --

---------------------------------------------------------------------------------------------------------
   End of period                                                            $ 199,251,182   $202,456,551

---------------------------------------------------------------------------------------------------------

* For the period from March 1, 1999 (commencement of operations) to December 31, 1999.


 48    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders


  The accompanying notes are an integral part of these financial statements.

 MASTER INVESTMENT PORTFOLIO

                                              S&P 500 Index Master Portfolio           U.S. Equity Index Master Portfolio
                                    -------------------------------------------------- ----------------------------------
                                      For the Year    For the Period    For the Year     For the Year        For the
                                         Ended            Ended            Ended             Ended         Period Ended
                                      December 31,     December 31,     February 28,     December 31,      December 31,
                                          2000            1999*             1999             2000             1999**

-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
   Net investment income            $    47,775,321  $    52,303,458  $    43,674,276    $    7,424,730    $    6,926,814
   Net realized gain                    854,753,964      170,279,517      181,973,840        59,576,383        12,004,089
   Net change in unrealized
     appreciation (depreciation)     (1,244,831,494)     562,095,831      250,798,350      (134,383,317)      107,291,149

-------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting
     From Operations                   (342,302,209)     784,678,806      476,446,466       (67,382,204)      126,222,052

-------------------------------------------------------------------------------------------------------------------------
INTERESTHOLDER
TRANSACTIONS:
   Contributions                      1,599,306,476    1,849,624,688    2,288,411,987       187,750,902       556,993,587
   Withdrawals                       (2,856,439,610)  (1,493,871,246)  (1,431,828,889)     (230,131,341)               --

-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
  Net Assets Resulting
  From Interestholder
 Transactions                        (1,257,133,134)     355,753,442      856,583,098       (42,380,439)      556,993,587

-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets    (1,599,435,343)   1,140,432,248    1,333,029,564      (109,762,643)      683,215,639
NET ASSETS:
   Beginning of period                4,827,525,026    3,687,092,778    2,354,063,214       683,215,639                --

-------------------------------------------------------------------------------------------------------------------------
   End of period                    $ 3,228,089,683  $ 4,827,525,026  $ 3,687,092,778    $  573,452,996    $  683,215,639

-------------------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31,1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
** For the period from March 1, 1999 (commencement of operations) to December
   31, 1999.



  The accompanying notes are an integral part of these financial statements.


 49    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO


 Notes to Financial Statements



1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the Extended Index, S&P 500 Index and U.S Equity Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security Valuation

The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

The U.S. Equity Index Master Portfolio seeks to achieve its investment objective by investing all of its assets in the Extended Index and S&P 500 Index Master Portfolios. The value of the U.S. Equity Index Master Portfolio's investment in the Extended Index and S&P 500 Index Master Portfolios reflects the U.S. Equity Index Master Portfolio's interest in the net assets of these Master Portfolios (60.74% and 0.14%, respectively, as of December 31, 2000).

  Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolios do not amortize premiums on securities purchased.



 50    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

The U.S. Equity Index Master Portfolio records daily, its proportionate interest in the net investment income and unrealized and realized capital gains and losses of the Extended Index and S&P 500 Index Master Portfolios. The expenses allocated from Master Portfolios on the Statement of Operations include Advisory and Administration fees of $376,095 and $31,449, respectively allocated from the Extended Index and S&P 500 Index Master Portfolios.

  Federal Income Taxes

MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  Futures Contracts

The Extended Index and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Extended Index and S&P 500 Index Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Extended Index and S&P 500 Index Master Portfolios as unrealized gains or losses. When the contract is closed, the Extended Index and S&P 500 Index Master Portfolios records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Extended Index and S&P 500 Index Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.



 51    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

At December 31, 2000, the open long futures contracts outstanding were as follows:

                                                                                 Net Unrealized
                                Number of   Futures    Expiration    Notional    Appreciation/
Master Portfolio                Contracts    Index        Date    Contract Value  Depreciation

-----------------------------------------------------------------------------------------------
Extended Index Master Portfolio        14 Russell 2000   03/16/01    $ 3,421,600     $  88,200
S&P 500 Index Master Portfolio         55      S&P 500   03/16/01     18,356,250      (723,100)

-----------------------------------------------------------------------------------------------

The Extended Index and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a face amount of $1,100,000 and $9,050,000, respectively.

  Repurchase Agreements

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Schedule of Investments. The advisor to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

The repurchase agreements entered into on December 29, 2000 by the Extended Index and S&P 500 Index Master Portfolios were fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 08/15/02 and aggregate market values of $2,539,131 and $11,592,589, respectively.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.08%, 0.05% and 0.01% of the average daily net assets of the Extended Index, S&P 500 Index and U.S. Equity Index Master Portfolios, respectively, as compensation for advisory services.

Investors Bank & Trust Company ("IBT'') serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI'') for its services as sub-administrator of each Master Portfolio. Beginning on February 22, 2001, IBT will be entitled to receive custodial fees from the Extended Index and U.S. Equity Index Master Portfolios.

Stephens Inc. ("Stephens'') is the sponsor and placement agent for the Master Portfolios.



  52   Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% and 0.01% of the average daily net assets of the Extended Index and U.S. Equity Index Master Portfolios. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3. Investment Portfolio Transactions

Purchases and sales of investments (excluding short-term investments) for each of the Master Portfolios for the period ended December 31, 2000 were as follows:

                                U.S. Government Obligations      Other Securities
                                --------------------------- ---------------------------
Master Portfolio                   Purchases       Sales     Purchases       Sales

---------------------------------------------------------------------------------------
Extended Index Master Portfolio              --          -- $124,813,820 $   86,046,369
S&P 500 Index Master Portfolio               --          --  399,446,810  1,508,761,551

---------------------------------------------------------------------------------------

As of December 31, 2000 the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                           Net Unrealized
                                                Unrealized    Unrealized    Appreciation
Master Portfolio                   Tax Cost    Appreciation  Depreciation  (Depreciation)

-----------------------------------------------------------------------------------------
Extended Index Master Portfolio $  235,787,351 $ 41,510,196 $ (62,063,708)  $(20,553,512)
S&P 500 Index Master Portfolio   2,777,752,970  787,496,946  (337,003,082)   450,493,864

-----------------------------------------------------------------------------------------

4. Portfolio Securities Loaned

As of December 31, 2000, certain Master Portfolios had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The value of the securities on loan at December 31, 2000 and the value of the related collateral were as follows:

                                 Value of    Value of
Master Portfolio                Securities  Collateral

-------------------------------------------------------
Extended Index Master Portfolio $16,571,977 $17,436,147
S&P 500 Index Master Portfolio   39,952,214  40,886,590

-------------------------------------------------------


 53    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 MASTER INVESTMENT PORTFOLIO

5. Financial Highlights

The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolios were as follows:

                                     For the      For the      For the      For the      For the      For the
                                    Year Ended  Period Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                   December 31, December 31, February 28, February 28, February 28, February 29,
                                       2000         1999         1999         1998         1997         1996

----------------------------------------------------------------------------------------------------------------
Extended Index Master Portfolio
 Ratio of expenses to average
   net assets+                           0.10%       0.10%*          N/A          N/A          N/A          N/A
 Ratio of net investment income
   to average net assets+                0.93%       1.26%*          N/A          N/A          N/A          N/A
 Portfolio turnover rate                   38%         17%*          N/A          N/A          N/A          N/A
 Total return                          (14.53)%    36.30%++          N/A          N/A          N/A          N/A
S&P 500 Index Master Portfolio
 Ratio of expenses to average
   net assets+                           0.05%       0.05%**        0.05%        0.05%        0.05%        0.05%
 Ratio of net investment income
   to average net assets+                1.22%       1.44%**        1.61%        1.89%        2.31%        2.68%
 Portfolio turnover rate                   10%          7%**          11%           6%           4%           2%
 Total return                           (9.19)%    19.82%++        19.65%       34.77%       25.97%       34.50%
U.S. Equity Index Master Portfolio
 Ratio of expenses to average
   net assets#+                          0.08%       0.08%*          N/A          N/A          N/A          N/A
 Ratio of net investment income
   to average net assets#+               1.13%       1.39%*          N/A          N/A          N/A          N/A
 Portfolio turnover rate                   17%          9%*          N/A          N/A          N/A          N/A
 Total return                          (10.54)%    21.40%++          N/A          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------

* Period from March 1, 1999 (commencement of operations) to December 31, 1999. ** For the ten months ended December 31, 1999. The S&P 500 Index Master
   Portfolio changed its fiscal year end from February 28 to December 31.
+ Annualized for periods of less than one year.
++ Not annualized.
# Includes expenses allocated from the Master Portfolios of MIP in which this Master Portfolio invests (see Note 1).

6. Change In Accounting Policy

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change premiums on fixed income securities and also the presentation of the Master Portfolios' financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolios.


 54    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

 Independent Auditors' Report


To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Extended Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Equity Master Portfolio, three portfolios of Master Investment Portfolio (the Portfolios), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999 and for each of the years in the four-year period ended February 29, 1999. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe the our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Master Investment Portfolio as of December 31, 2000, the results of their operations, the changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG
San Francisco, California
February 9, 2001


 55    Smith Barney U.S. 5000 Index Fund | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                             U.S. 5000 INDEX FUND



          TRUSTEES                    ADMINISTRATOR
          Herbert Barg                SSB Citi Fund Management LLC
          Alfred J. Bianchetti
          Martin Brody                DISTRIBUTOR
          Dwight B. Crane             Salomon Smith Barney Inc.
          Burt N. Dorsett
          Elliot S. Jaffe             CUSTODIAN
          Stephen E. Kaufman          Investors Bank and Trust Company
          Joseph J. McCann
          Heath B. McLendon, Chairman TRANSFER AGENT
          Cornelius C. Rose, Jr.      Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
          OFFICERS                    New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     Boston Financial Data Services
                                      P.O. Box 9083
          Lewis E. Daidone            Boston, MA 02205-9083
          Senior Vice President
          and Treasurer

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary


   Smith Barney U.S. 5000 Index Fund





 This report is submitted for the general information of shareholders of Smith Barney U.S. 5000 Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY U.S. 5000 INDEX FUND
 Smith Barney Mutual Funds
 388 Greenwich Street, MF-2
 New York, New York 10013

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



[LOGO] Salomon Smith Barney

 A member of the Citigroup

 Salomon Smith Barney is a service mark of Salomon
 Smith Barney Inc.
 FD02246 2/01



                                    (LOGO)

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FDXXXX X9/01

--------------------------------------------------------------------------------

         --------------------------------------------------------------
                                  SMITH BARNEY
                              S&P 500 INDEX SHARES
            A Class of Shares of the Smith Barney S&P 500 Index Fund

         --------------------------------------------------------------

         SPECIAL DISCIPLINE SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionbally Managed.(SM)

         --------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               HEATH B. MCLENDON
                               CHAIRMAN

                               -----------------

We are pleased to present the annual report for the Smith Barney S&P 500 Index Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the performance of the Fund's Smith Barney S&P 500 Index Shares and the Fund's holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Standard & Poor's 500(R) Index ("S&P 500"). The S&P 500 is an unmanaged, market-value-weighted index that consists of 500 stocks chosen for market capitalization, liquidity and industry group representation.(1) The Fund matches the composition of the S&P 500 and owns the constituent index stocks at the appropriate index weight. The Fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

Thank you for your investment in the Smith Barney S&P 500 Index Fund -- Smith Barney S&P 500 Index Shares.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 31, 2001

----------
(1)   Please note that an investor cannot invest directly in an index.


1   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

Dear Shareholder:

[PHOTO OMITTED]                        [PHOTO OMITTED]

SANDIP A.                              JOHN
BHAGAT, CFA                            LAU

Vice President and                     Investment
Investment Officer                     Officer

The year 2000 began on a strong note, as investor appetite for "New Economy"(1) stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's persistent weakness against the dollar, and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector.

PORTFOLIO ENVIRONMENT AND OUTLOOK

For the year ended December 31, 2000, Smith Barney S&P 500 Index Shares (referred to as Class A Shares prior to September 5, 2000) produced a total return of negative 9.39%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(2) returned negative 9.10% for the same period. We attribute any differences in Smith Barney Shares' return versus the S&P 500 to the effects of Fund expenses and transaction fees. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

A dismal end to the year 2000 resulted in the first significantly negative year for U.S. stocks in a decade, and ended a spectacular run of five consecutive years of gains that were greater than 20%. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices toward the end of the year. The Federal Reserve Board's ("Fed") 1.75% increase in interest rates over the last several months seemed to have accomplished its

----------
(1) The New Economy represents those companies in the technology, telecomunications and Internet sectors.

(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.



2   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders
desired effect in taking the steam out of the U.S. economy. As several economic indicators provided evidence of a distinctly softer economy, investors even worried about the prospects of an economic recession in 2001.

The first quarter of 2000 witnessed significant changes in the bond market and unprecedented levels of volatility in the stock market. Interest rates rose early in the quarter and then fell significantly as the quarter progressed. The stock market sold off in response to higher rates in early 2000 and to a profit-taking urge as investors moved in to realize gains that were most likely postponed from 1999.

The second quarter of 2000 witnessed a seesaw pattern of volatility in the stock market. The speculative bubble that had built up in the high-flying technology and biotech sectors of the Nasdaq Composite Index(3) had finally burst during the week of April 10. The Nasdaq Composite Index fell by over 25% for the week of April 10 and by almost 15% for the month of April.

Stock market volatility remained high during the third quarter. Toward the end of the quarter, however, investor focus on the "4 Es" -- energy, the economy, earnings and the euro -- led to a nervous market environment as stock prices declined from lofty valuations. Oil prices climbed to above $35 per barrel, raising concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagflation" -- the combination of a slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

U.S. stocks remained highly volatile and came under increasing pressure in the fourth quarter as investors digested a slew of high-profile profit warnings, especially from high-tech companies. In the face of growing conviction of an economic slowdown and as a flight-to-safety alternative to the reeling stock market, U.S. bond yields continued to decline. Yields fell significantly at the short end of the yield curve(4) (i.e., for fixed income instruments with shorter maturities) as investors began to discount the expectation that the Fed would ease interest rates in the coming year in order to combat the economic malaise.(5)

----------
(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(5) On January 3, 2001 and January 31, 2001, the Fed cut interest rates by 0.50% for a total of one percentage point.

3   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

The compression in price/earnings ("P/E")(6) multiples triggered by higher interest rates and weaker profits hit the technology sector -- where stock valuations had reached unsustainable, lofty levels -- the hardest. Falling demand in the semiconductor sector, along with rising inventories and the significant decline in valuations of pure-play Internet companies, were the main themes in the technology sector.

Transportation companies were hurt by higher energy prices. The healthcare sector saw a tug-of-war between talk of reform and new scientific advances, and eventually did offer investors a safe haven as the technology sector corrected. Defensive and value-oriented sectors such as consumer staples and utilities performed relatively better in 2000.

Small-cap stocks again performed better than large-cap stocks. For the calendar year 2000, the Russell 2000 Index(7) return of a negative 3.0% finished ahead of the S&P 500 return of a negative 9.1% for the second straight year. Value stocks significantly outperformed growth stocks in 2000. For the calendar year 2000, the Standard & Poor's 500 Barra Value Index ("S&P 500 Barra Value")(8) returned 6.1% -- significantly ahead of the S&P 500 Barra Growth Index ("S&P 500 Barra Growth")(9) return of a negative 22.1%.

The moderation in U.S. growth has intensified heading into 2001. The sharp fourth quarter sell-off in stocks has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could undermine confidence further as the job market falters. Fed policy has reversed course quickly, freed up by increasing evidence that inflation risks have faded.

----------
(6)   The P/E ratio is the price of a stock divided by its earnings per share.
(7) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(8) S&P Barra Value is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
(9) S&P Barra Growth is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

4   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

And while the risks to the broad stock market remain real, we believe that recent Fed interest rate cuts may trigger a strong recovery during the second half of 2001 in the U.S., leading to better performance among stocks in the S&P 500.

Thank you for investing in the Smith Barney S&P 500 Index Fund -- Smith Barney S&P 500 Index Shares.

Sincerely,

/s/ Sandip A. Bhagat                   /s/ John Lau

Sandip A. Bhagat, CFA                  John Lau
Vice President and                     Investment Officer
Investment Officer

January 31, 2001

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

5   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Smith Barney S&P 500 Index Shares(1)
================================================================================


                             Net Asset Value

                          --------------------
                          Beginning      End      Income   Capital Gain    Return      Total
Year Ended                 of Year     of Year   Dividend  Distribution  of Capital   Returns+
==============================================================================================
12/31/00                   $15.00      $13.38      $0.08       $0.13       $0.00#      (9.39)%
----------------------------------------------------------------------------------------------
12/31/99*                   14.24       15.00       0.08        0.00        0.00        5.88++
----------------------------------------------------------------------------------------------
11/30/99                    11.98       14.24       0.06        0.07        0.00       19.96
----------------------------------------------------------------------------------------------
Inception**-11/30/98        10.00       11.98       0.00        0.00        0.00       19.80++
==============================================================================================
Total                                              $0.22       $0.20       $0.00
==============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================
Year Ended 12/31/00                                                      (9.39)%
--------------------------------------------------------------------------------
Inception** through 12/31/00                                             11.36
================================================================================

================================================================================
Cumulative Total Return+
================================================================================
Inception** through 12/31/00                                             37.88%
================================================================================

(1) On September 5, 2000, Class A shares were renamed Smith Barney S&P 500 Index Shares ("SB Shares").
# Amount represents less than $0.01 per share.

* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.

** Inception date for SB Shares is January 5, 1998.

+     Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.


6   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in SB Shares of the Smith Barney
                    S&P 500 Index Fund vs.

                           Standard & Poor's 500 Index

--------------------------------------------------------------------------------

                          January 1998 -- December 2000

   [The following table was depicted as a line chart in the printed material.]

                                 Smith Barney     Standard & Poor's
                                 S&P 500 Index        500 Index
                                 -------------    -----------------

                   1/5/98            10000              10000
                     6/98            11620              11690
                    12/98            12677              12784
                     6/99            14164              14367
                    12/99            15216              15473
                     6/00            15120              15407
               12/31/2000            13788              14065

+ Hypothetical illustration of $10,000 invested in SB shares at inception on January 5, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's Citi shares may be greater or less than the SB shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

7   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 96.3%
Auto and Transportation -- 1.6%
     4,707   AMR Corp.*                                             $    184,456
    12,669   Burlington Northern Santa Fe Corp.                          358,691
     2,364   Cooper Tire & Rubber Co.                                     25,118
     6,891   CSX Corp.                                                   178,735
     1,342   Cummins Engine Co., Inc.                                     50,912
     4,700   Dana Corp.                                                   71,969
     3,854   Delta Air Lines, Inc.                                       193,423
     2,281   Eaton Corp.                                                 171,503
     8,907   FedEx Corp.*                                                355,924
    59,451   Ford Motor Co.                                            1,393,383
    16,837   General Motors Corp.                                        857,635
     5,463   Genuine Parts Co.                                           143,062
     4,838   The Goodyear Tire & Rubber Co.                              111,226
     9,521   Harley-Davidson, Inc.                                       378,460
     2,716   ITT Industries, Inc.                                        105,245
     2,680   Johnson Controls Inc.                                       139,360
     1,864   Navistar International Corp.*                                48,814
    12,187   Norfolk Southern Corp.                                      162,239
     2,450   PACCAR Inc.                                                 120,662
     1,963   Ryder Systems, Inc.                                          32,635
     1,864   Snap-On, Inc.                                                51,959
    15,641   Southwest Airlines Co.                                      524,443
     1,968   The Timken Co.                                               29,766
     3,853   TRW, Inc.                                                   149,304
     2,116   US Airways Group, Inc.*                                      85,830
     4,222   Visteon Corp.                                                48,553
--------------------------------------------------------------------------------
                                                                       5,973,307
--------------------------------------------------------------------------------
Consumer Discretionary -- 12.0%
     1,693   Alberto Culver Co., Class B Shares                           72,482
    13,349   Albertsons, Inc.                                            353,749
     2,031   American Greetings Corp., Class A Shares                     19,168
     4,020   AutoZone, Inc.*                                             114,570
     7,464   Avon Products, Inc.                                         357,339
     8,926   Bed Bath and Beyond, Inc.*                                  199,719
     6,478   Best Buy Co., Inc.*                                         191,506
     2,792   Brunswick Corp.                                              45,894
    18,554   Carnival Corp.                                              571,695
    22,806   Cendant Corp.*                                              219,508
     6,398   Circuit City Stores-Circuit City Group                       73,577
    18,408   Clear Channel Communications Inc.*                          891,638
     7,331   Clorox Co.                                                  260,251
    18,070   Colgate Palmolive Co.                                     1,166,419
    28,461   Comcast Corp., Class A Shares*                            1,188,247
     3,638   Consolidated Stores Corp.*                                   38,654

                       See Notes to Financial Statements.

8   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.0% (continued)
    14,010   Costco Cos., Inc.*                                     $    559,524
    12,251   CVS Corp.                                                   734,294
     3,833   Darden Restaurants, Inc.                                     87,680
     2,297   Deluxe Corp.                                                 58,045
     3,092   Dillard's, Inc., Class A Shares                              36,524
    10,394   Dollar General Corp.                                        196,187
     2,771   Dow Jones & Co., Inc.                                       156,908
     2,379   Dun & Bradstreet Corp.*                                      61,557
     9,688   Eastman Kodak Co.                                           381,465
     6,568   Federated Department Stores, Inc.*                          229,880
     8,275   Gannett Co.                                                 521,842
    26,710   The Gap, Inc.                                               681,105
    33,089   The Gillette Co.                                          1,195,340
     2,276   Harcourt General, Inc.                                      130,187
     3,705   Harrah's Entertainment, Inc.*                                97,719
     5,480   Hasbro, Inc.                                                 58,225
    11,743   Hilton Hotels Corp.                                         123,302
    72,778   Home Depot, Inc.                                          3,325,045
     3,203   International Flavors & Fragrances, Inc.                     65,061
     9,689   The Interpublic Group Cos., Inc.                            412,388
     8,117   J.C. Penney Co., Inc.                                        88,272
    16,911   Kimberly-Clark Corp.                                      1,195,439
    15,133   Kmart Corp.*                                                 80,394
     2,345   Knight Ridder, Inc.                                         133,372
    10,392   Kohl's Corp.*                                               633,912
    25,936   Kroger Co.*                                                 701,893
    13,584   The Limited, Inc.                                           231,777
     1,682   Liz Claiborne, Inc.                                          70,013
     1,160   Longs Drug Stores Corp.                                      27,985
    12,056   Lowe's Cos., Inc.                                           536,492
     7,563   Marriott International Inc., Class A Shares                 319,537
    13,276   Mattel, Inc.                                                191,705
     9,345   May Department Stores Co.                                   306,049
     2,509   Maytag Corp.                                                 81,072
    41,541   McDonald's Corp.                                          1,412,394
     6,120   McGraw Hill, Inc.                                           358,785
     1,589   Meredith Corp.                                               51,146
     1,201   National Service Industries, Inc.                            30,851
     5,212   The New York Times Co., Class A Shares                      208,806
     8,434   Newell Rubbermaid Inc.                                      191,874
     8,448   Nike Inc., Class B Shares                                   471,504
     4,056   Nordstrom, Inc.                                              73,768
     9,515   Office Depot, Inc.*                                          67,794
     5,577   Omnicom Group, Inc.                                         462,194
     5,212   Pactiv Corp.*                                                64,498
    41,109   The Procter & Gamble Co.                                  3,224,487

                       See Notes to Financial Statements.

9   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.0% (continued)
     3,875   R.R. Donnelley & Sons Co.                              $    104,625
     1,853   Reebok International Ltd.*                                   50,661
     5,700   Robert Half International Inc.*                             151,050
    10,752   Sears Roebuck & Co.                                         373,632
    14,221   Staples, Inc.*                                              167,986
     5,840   Starbucks Corp.*                                            258,420
     5,700   Starwood Hotels & Resorts Worldwide, Inc.                   200,925
     4,175   SUPERVALU, Inc.                                              57,928
    28,665   Target Corp.                                                924,446
     4,516   Tiffany & Co.                                               142,818
    41,567   Time Warner, Inc.                                         2,171,460
     9,224   TJX Cos., Inc.                                              255,966
     6,306   Toys "R" Us, Inc.*                                          105,231
     9,704   Tribune Co.                                                 409,994
     4,571   Tricon Global Resturants, Inc.*                             150,843
     1,732   Tupperware Corp.                                             35,398
    17,982   Unilever NV                                               1,131,742
     3,665   VF Corp.                                                    132,820
    47,654   Viacom, Inc., Class B Shares *                            2,227,824
   140,314   Wal-Mart Stores, Inc.                                     7,454,181
    31,752   Walgreen Co.                                              1,327,630
    65,479   Walt Disney Co.                                           1,894,799
     3,490   Wendy's International, Inc.                                  91,612
     2,205   Whirlpool Corp.                                             105,151
     4,479   Winn-Dixie Stores Inc.                                       86,781
--------------------------------------------------------------------------------
                                                                      46,106,630

--------------------------------------------------------------------------------
Consumer Staples -- 4.8%
     1,167   Adolph Coors Co., Class B Shares                             93,725
    28,462   Anheuser-Busch Co., Inc.                                  1,295,021
    19,838   Archer-Daniels-Midland Co.                                  297,570
     2,123   Brown-Forman Corp., Class B Shares                          141,180
    13,253   Campbell Soup Co.                                           458,885
    77,825   The Coca-Cola Co.                                         4,742,461
    13,044   Coca-Cola Enterprises Inc.                                  247,836
    16,710   ConAgra, Inc.                                               434,460
     4,926   Fortune Brands, Inc.                                        147,780
     8,921   General Mills, Inc.                                         397,542
    10,944   H.J. Heinz Co.                                              519,156
     4,273   Hershey Foods Corp.                                         275,074
    12,743   Kellogg Co.                                                 334,504
     3,097   Loews Corp.                                                 320,733
    45,338   PepsiCo, Inc.                                             2,247,065
    70,777   Phillip Morris Cos., Inc.                                 3,114,188
     4,180   Quaker Oats Co.                                             407,027
     9,575   Ralston-Ralston Purina Group                                250,147

                       See Notes to Financial Statements.

10  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Staples -- 4.8% (continued)
    15,655   Safeway, Inc.*                                         $    978,437
    27,314   Sara Lee Corp.                                              670,900
    20,992   SYSCO Corp.                                                 629,760
     5,154   UST, Inc.                                                   144,634
     3,586   Wm. Wrigley Jr. Co.                                         343,584
--------------------------------------------------------------------------------
                                                                      18,491,669

--------------------------------------------------------------------------------
Finance -- 17.0%
     8,349   AFLAC, Inc.                                                 602,693
    23,099   Allstate Corp.                                            1,006,250
     3,450   Ambac Financial Group, Inc.                                 201,178
    41,818   American Express Co.                                      2,297,376
     7,955   American General Corp.                                      648,333
    72,710   American International Group, Inc.                        7,166,479
    11,824   AmSouth Bancorporation                                      180,316
     8,059   Aon Corp.                                                   276,021
    36,275   Bank One Corp.                                            1,328,572
    51,597   Bank of America Corp.                                     2,367,012
    23,193   The Bank of New York Co., Inc.                            1,279,964
    12,606   BB&T Corp.                                                  470,361
     3,406   Bear Stearns Cos. Inc.                                      172,642
     6,137   Capital One Financial Corp.                                 403,891
    43,404   The Charles Schwab Corp.                                  1,231,588
     6,672   Charter One Financial, Inc.                                 192,654
    41,103   Chase Manhattan Corp.                                     1,867,618
     5,513   Chubb Corp.                                                 476,875
     4,938   CIGNA Corp.                                                 653,297
     5,055   Cincinnati Financial Corp.                                  199,988
     8,351   The CIT Group, Inc., Class A Shares                         168,064
   157,265   Citigroup, Inc.                                           8,030,344
     4,923   Comerica, Inc.                                              292,303
    10,029   Conseco, Inc.                                               132,257
     4,862   Convergys Corp.*                                            220,309
     3,543   Countrywide Credit Industries, Inc.                         178,036
     4,471   Equifax, Inc.                                               128,262
    31,655   Fannie Mae                                                2,746,071
    14,579   Fifth Third Bancorp                                         871,095
    30,923   First Union Corp.                                           860,046
    30,180   Firstar Corp.                                               701,685
    28,374   FleetBoston Financial Corp.                               1,065,798
     7,654   Franklin Resources, Inc.                                    291,617
    21,836   Freddie Mac                                               1,503,955
     4,974   Golden West Financial Corp.                                 335,745
     2,827   H&R Block, Inc.                                             116,967
     7,059   Hartford Financial Services, Inc.                           498,542
    14,846   Household International, Inc.                               816,530

                       See Notes to Financial Statements.

11  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Finance -- 17.0% (continued)
     7,877   Huntington Bancshares Inc.                             $    127,509
     5,007   J.P. Morgan & Co.#                                          828,659
     3,220   Jefferson Pilot Corp.                                       240,695
    13,452   Keycorp                                                     376,656
     7,607   Lehman Brothers Holdings, Inc.                              514,423
     6,001   Lincoln National Corp.                                      283,922
     8,519   Marsh & McLennan Cos., Inc.                                 996,723
     3,101   MBIA, Inc.                                                  229,862
    26,783   MBNA Corp.                                                  989,297
    15,324   Mellon Financial Corp.                                      753,749
    25,236   Merrill Lynch & Co., Inc.                                 1,720,780
    22,700   MetLife, Inc.                                               794,500
     3,353   MGIC Investment Corp.                                       226,118
     7,533   Moody's Corp.                                               193,504
    35,348   Morgan Stanley Dean Witter & Co.                          2,801,329
    19,180   National City Corp.                                         551,425
     6,958   Northern Trust Corp.                                        567,512
     4,286   Old Kent Financial Corp.                                    187,512
    11,669   Paychex, Inc.                                               567,405
     2,701   Pinnacle West Capital Corp.                                 128,635
     9,055   PNC Financial Services Group                                661,581
     2,292   The Progressive Corp.                                       237,508
     8,970   Providian Financial Corp.                                   515,775
     6,913   Regions Financial Corp.                                     188,811
     3,937   SAFECO Corp.                                                129,429
     5,283   SouthTrust Corp.                                            214,952
     6,984   St. Paul Cos.                                               379,318
     5,078   State Street Corp.                                          630,738
     6,596   Stilwell Financial, Inc.                                    260,130
     5,451   Summit Bancorp                                              208,160
     9,397   SunTrust Banks, Inc.                                        592,011
     8,972   Synovus Financial Corp.                                     241,683
     3,787   T. Rowe Price Group Inc.                                    160,060
     3,969   Torchmark Corp.                                             152,558
     4,910   USA Education Inc.                                          333,880
    23,364   U.S. Bancorp                                                681,937
     4,278   Union Planters Corp.                                        152,938
     7,627   UnumProvident Corp.                                         204,976
     6,406   Wachovia Corp.                                              372,349
    16,978   Washington Mutual, Inc.                                     900,895
    53,262   Wells Fargo & Co.                                         2,966,028
--------------------------------------------------------------------------------
                                                                      65,246,666
--------------------------------------------------------------------------------
Healthcare -- 13.7%
    48,740   Abbott Laboratories                                       2,360,844
     4,450   AETNA, Inc.*                                                182,728

                       See Notes to Financial Statements.

12  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Healthcare -- 13.7% (continued)
     4,133   Allergan, Inc.                                         $    400,126
     7,270   Alza Corp.*                                                 308,975
    40,962   American Home Products Corp.                              2,603,135
    32,332   Amgen, Inc.*                                              2,067,227
     6,536   Applera Corp. - Applied Biosystems Group                    614,793
     1,633   Bausch & Lomb, Inc.                                          66,034
     9,196   Baxter International, Inc.                                  812,122
     7,997   Becton Dickinson & Co.                                      276,896
     4,669   Biogen, Inc.*                                               280,432
     5,612   Biomet, Inc.                                                222,726
    12,854   Boston Scientific Corp.*                                    175,939
    61,784   Bristol-Myers Squibb & Co.                                4,568,155
     1,581   C.R. Bard, Inc.                                              73,615
     8,743   Cardinal Health, Inc.                                       871,021
     5,900   Chiron Corp.*                                               262,550
    35,486   Eli Lilly & Co.                                           3,302,416
     2,600   Forest Laboratories, Inc., Class A Shares*                  345,475
     9,657   Guidant Corp.*                                              520,874
    17,543   HCA-The Healthcare Corp.                                    772,067
    11,981   HealthSouth Corp.*                                          195,440
     5,301   Humana, Inc.*                                                80,840
     9,286   IMS Health, Inc.                                            250,722
    43,677   Johnson & Johnson                                         4,588,815
     5,254   King Pharmaceuticals, Inc.*                                 271,566
     3,313   Manor Care, Inc.*                                            68,331
     8,857   McKesson HBOC, Inc.                                         317,878
     6,588   MedImmune, Inc.*                                            314,165
    37,669   Medtronic, Inc.                                           2,274,266
    72,298   Merck & Co., Inc.                                         6,768,900
   198,396   Pfizer, Inc.                                              9,126,216
    40,763   Pharmacia Corp.                                           2,486,543
     3,622   Quintiles Transnational Corp.*                               75,836
    46,017   Schering Plough Corp.                                     2,611,465
     2,632   St. Jude Medical, Inc.*                                     161,703
     6,200   Stryker Corp.                                               313,658
     9,883   Tenet Healthcare Corp.*                                     439,176
    10,078   UnitedHealth Group Inc.                                     618,537
     3,202   Watson Pharmaceuticals, Inc.*                               163,902
     1,984   WellPoint Health Networks, Inc.*                            228,656
--------------------------------------------------------------------------------
                                                                      52,444,765
--------------------------------------------------------------------------------
Integrated Oil -- 4.8%
     2,848   Amerada Hess Corp.                                          208,082
     2,183   Ashland, Inc.                                                78,348
    20,490   Chevron Corp.                                             1,730,124
   109,480   Exxon Mobil Corp.                                         9,517,918

                       See Notes to Financial Statements.

13  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Integrated Oil -- 4.8% (continued)
     2,945   Kerr-McGee Corp.                                       $    197,131
    11,669   Occidental Petroleum Corp.                                  282,973
     7,998   Phillips Petroleum Co.                                      454,886
    67,360   Royal Dutch Petroleum Co.                                 4,079,490
     2,689   Sunoco, Inc.                                                 90,586
    17,309   Texaco, Inc.                                              1,075,322
     4,495   Tosco Corp.                                                 152,549
     7,634   Unocal Corp.                                                295,340
     9,810   USX Marathon Group, Inc.                                    272,227
--------------------------------------------------------------------------------
                                                                      18,434,976
--------------------------------------------------------------------------------
Materials and Processing -- 2.5%
     7,239   Air Products and Chemicals, Inc.                            296,799
    10,480   Alcan Aluminum Ltd.                                         358,285
     2,594   Allegheny Technologies, Inc.                                 41,180
     3,529   Avery Dennison Corp.                                        193,654
       932   Ball Corp.                                                   42,930
    12,491   Barrick Gold Corp.                                          204,603
     1,705   Bemis, Inc.                                                  57,224
     2,572   Black & Decker Corp.                                        100,951
     1,767   Boise Cascade Corp.                                          59,415
    19,585   Conoco Inc.                                                 566,735
    21,342   Dow Chemical Corp.                                          781,651
    32,716   E.I. du Pont de Nemours & Co.                             1,580,579
     2,371   Eastman Chemical Co.                                        115,586
     3,990   Ecolab, Inc.                                                172,318
     3,997   Engelhard Corp.                                              81,439
       952   FMC Corp.*                                                   68,247
     4,948   Freeport-McMoRan Copper & Gold, Inc.*                        42,367
     8,769   Georgia Pacific Corp.                                       272,935
     1,579   Great Lakes Chemical Corp.                                   58,719
     3,343   Hercules, Inc.                                               63,726
     8,434   Homestake Mining Co.                                         35,317
     5,741   Inco Ltd.*                                                   96,219
    15,195   International Paper Co.                                     620,146
     6,235   Leggett & Platt, Inc.                                       118,075
     3,299   Louisiana Pacific Corp.                                      33,402
    14,399   Masco Corp.                                                 369,874
     3,209   Mead Corp.                                                  100,682
     5,202   Newmont Mining Corp.                                         88,759
     2,507   Nucor Corp.                                                  99,497
     2,489   Phelps Dodge Corp.                                          138,917
    10,223   Placer Dome, Inc.                                            98,396
       861   Potlatch Corp.                                               28,897
     5,434   PPG Industries, Inc.                                        251,662
     4,943   Praxair, Inc.                                               219,346

                       See Notes to Financial Statements.

14  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Materials and Processing -- 2.5% (continued)
     6,778   Rohm & Hass Co.                                        $    246,126
     2,639   Sealed Air Corp.*                                            80,489
     5,154   Sherwin-Williams Co.                                        135,615
     2,563   Sigma Aldrich Corp.                                         100,758
     2,682   The Stanley Works                                            83,645
     1,623   Temple-Inland, Inc.                                          87,033
     6,644   Transocean Sedco Forex Inc.                                 305,624
     4,185   Union Carbide Corp.                                         225,205
     2,677   USX-U.S. Steel Group, Inc.                                   48,186
     3,187   Vulcan Materials Co.                                        152,578
     3,092   Westvaco Corp.                                               90,248
     6,932   Weyerhaeuser Co.                                            351,799
     3,463   Willamette Industries, Inc.                                 162,545
     2,524   Worthington Industries, Inc.                                 20,350
--------------------------------------------------------------------------------
                                                                       9,548,733
--------------------------------------------------------------------------------
Other Energy -- 1.6%
     7,637   Anadarko Petroleum Corp.                                    542,838
     3,865   Apache Corp.                                                270,792
    10,344   Baker Hughes, Inc.                                          429,923
     6,771   Burlington Resources, Inc.                                  341,936
     8,300   Calpine Corp.*                                              374,019
     4,001   Devon Energy Corp.                                          243,941
     9,735   Dynegy Inc., Class A Shares                                 545,768
     3,800   EOG Resources, Inc.                                         207,813
    14,022   Halliburton Co.                                             508,298
     3,600   Kinder Morgan, Inc.                                         187,875
     1,921   McDermott International, Inc.                                20,651
     4,624   Nabors Industries, Inc.*                                    273,510
     2,310   Power-One, Inc.*                                             90,812
     2,897   Rowan Cos., Inc.*                                            78,219
    17,902   Schlumberger Ltd.                                         1,431,041
     7,822   Union Pacific Corp.                                         396,966
--------------------------------------------------------------------------------
                                                                       5,944,402
--------------------------------------------------------------------------------
Producer Durables -- 8.7%
    27,281   Alcoa Inc.                                                  913,914
     6,354   Allied Waste Industries, Inc.*                               92,530
     6,095   American Power Conversion Corp.*                             75,426
     3,213   The B.F. Goodrich Co.                                       116,873
    28,199   Boeing Co.                                                1,861,134
       703   Briggs & Stratton Corp.                                      31,196
    10,914   Caterpillar Inc.                                            516,369
     1,826   Centex Corp.                                                 68,589
     2,904   Cooper Industries, Inc.                                     133,403
    27,699   Corning, Inc.                                             1,462,853
     1,888   Crane Co.                                                    53,690

                       See Notes to Financial Statements.

15  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Producer Durables -- 8.7% (continued)
     4,437   Danaher Corp.                                          $    303,380
     7,336   Deere & Co.                                                 336,081
    17,633   Delphi Automotive Systems Corp.                             198,371
     6,377   Dover Corp.                                                 258,667
    13,408   Emerson Electric Co.                                      1,056,718
     2,328   Fluor Corp.*                                                 76,970
     6,224   General Dynamics Corp.                                      485,472
   311,192   General Electric Co+                                     14,917,767
    25,159   Honeywell, Inc.                                           1,190,335
     9,487   Illinois Tool Works, Inc.                                   565,069
     5,012   Ingersoll-Rand Co.                                          209,878
     1,459   Kaufman & Broad Home Corp.                                   49,150
    13,470   Lockheed Martin Corp.                                       457,307
     1,433   Millipore Corp.                                              90,279
    12,404   Minnesota Mining & Manufacturing Co.                      1,494,682
     2,269   Northrop Grumman Corp.                                      188,327
     3,890   Pall Corp.                                                   82,906
     1,308   Pulte Corp.                                                  55,181
    10,659   Raytheon Co.                                                331,095
     5,866   Rockwell International Corp.                                279,368
     4,477   Textron, Inc.                                               208,180
     5,474   Thermo Electron Corp.*                                      162,851
     1,891   Thomas & Betts Corp.                                         30,611
    55,051   Tyco International Ltd.                                   3,055,330
    14,700   United Technologies Corp.                                 1,155,787
     2,931   W.W. Grainger, Inc.                                         106,982
    19,489   Waste Management, Inc.                                      540,820
--------------------------------------------------------------------------------
                                                                      33,213,541
--------------------------------------------------------------------------------
Technology -- 21.4%
     7,344   Adobe Systems, Inc.                                         427,329
     9,765   Advanced Micro Devices, Inc.*                               134,879
    14,235   Agilent Technologies, Inc.*                                 779,366
    12,566   Altera Corp.*                                               330,643
    72,527   America Online, Inc.*                                     2,523,940
    11,177   Analog Devices, Inc.*                                       572,123
     2,611   Andrew Corp.*                                                56,789
    10,240   Apple Computer, Inc.*                                       152,320
    25,489   Applied Materials, Inc.*                                    973,361
     9,300   Applied Micro Circuits Corp.*                               697,936
     1,814   Autodesk, Inc.                                               48,865
    19,703   Automatic Data Processing Inc.                            1,247,446
     8,069   Avaya Inc.*                                                  83,212
     7,757   BMC Software, Inc.*                                         108,598
     6,971   Broadcom Corp., Class A Shares*                             589,050
     8,000   BroadVision, Inc.*                                           94,500

                       See Notes to Financial Statements.

16  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 21.4% (continued)
     5,785   Cabletron Systems, Inc.*                               $     87,137
     4,498   Ceridian Corp.*                                              89,679
   225,415   Cisco Systems, Inc.*                                      8,622,124
     5,810   Citrix Systems, Inc.*                                       130,725
    53,400   Compaq Computer Corp.                                       803,679
    18,540   Computer Associates International, Inc.                     361,530
     5,265   Computer Sciences Corp.*                                    316,558
    11,464   Compuware Corp.*                                             71,650
     4,896   Comverse Technology, Inc.*                                  531,828
     6,465   Conexant Systems, Inc.*                                      99,399
    81,309   Dell Computer Corp.*                                      1,417,826
    14,698   Electronic Data Systems Corp.                               848,810
    68,512   EMC Corp. *                                               4,556,048
    12,701   First Data Corp.                                            669,184
    10,131   Gateway, Inc.*                                              182,257
    27,702   Global Crossing Ltd.*                                       396,485
    62,682   Hewlett-Packard Co.                                       1,978,401
   210,942   Intel Corp.+                                              6,380,996
    55,337   International Business Machines Corp.                     4,703,645
     6,100   Intuit Inc.*                                                240,569
    29,399   JDS Uniphase Corp.*                                       1,225,571
     5,802   KLA-Tencor Corp.*                                           195,455
     4,061   Lexmark International Group*                                179,953
     9,788   Linear Technology Corp.                                     452,695
     9,765   LSI Logic Corp.*                                            166,884
   104,925   Lucent Technologies, Inc.                                 1,416,488
     8,885   Maxim Integrated Products, Inc.*                            424,814
     2,495   Mercury Interactive Corp.*                                  225,174
    17,769   Micron Technology, Inc.*                                    630,800
   165,365   Microsoft Corp.*                                          7,172,707
     6,170   Molex, Inc.                                                 219,035
    68,455   Motorola, Inc.                                            1,386,214
     5,579   National Semiconductor Corp.*                               112,277
     3,061   NCR Corp.*                                                  150,372
     9,831   Network Appliance, Inc.*                                    631,488
    97,639   Nortel Networks Corp.                                     3,130,550
    10,308   Novell, Inc.*                                                53,795
     4,163   Novellus Systems, Inc.*                                     149,608
   176,906   Oracle Corp.*                                             5,141,331
    17,744   Palm, Inc.*                                                 502,377
     8,599   Parametric Technology, Inc.*                                115,549
     3,525   Parker-Hannifin Corp.                                       155,541
     8,810   PeopleSoft, Inc.*                                           327,622
     1,534   PerkinElmer, Inc.                                           161,070
     8,007   Pitney Bowes, Inc.                                          265,232
     2,800   QLogic Corp.*                                               215,600

                       See Notes to Financial Statements.

17  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 21.4% (continued)
    23,410   QUALCOMM, Inc.*                                        $  1,924,009
    52,201   Qwest Communications International Inc.*                  2,140,241
     5,837   RadioShack Corp.                                            249,897
     4,115   Sabre Holdings Corp.                                        177,459
     4,755   Sanmina Corp.*                                              364,352
     3,711   Sapient Corp.*                                               44,300
     5,029   Scientific-Atlanta, Inc.                                    163,757
    13,096   Siebel Systems, Inc.*                                       885,617
    18,881   Solectron Corp.*                                            640,066
    99,676   Sun Microsystems, Inc.*                                   2,778,468
     4,500   Symbol Technologies, Inc.                                   162,000
     3,074   Tektronix, Inc.                                             103,555
    12,877   Tellabs, Inc.*                                              727,550
     5,418   Teradyne, Inc.*                                             201,820
    54,348   Texas Instruments, Inc.                                   2,574,736
     9,832   Unisys Corp.*                                               143,793
    12,621   VERITAS Software Corp.*                                   1,104,337
     5,600   Vitesse Semiconductor Corp.*                                309,750
    21,054   Xerox Corp.                                                  97,375
    10,308   Xilinx, Inc.*                                               475,456
    17,275   Yahoo! Inc.*                                                521,219
--------------------------------------------------------------------------------
                                                                      81,906,846
--------------------------------------------------------------------------------
Utilities -- 8.2%
     3,078   Adaptec, Inc.*                                               31,550
    24,267   ADC Telecommunications, Inc.*                               439,839
    14,354   The AES Corp.*                                              794,853
     3,500   Allegheny Energy, Inc.                                      168,656
     9,898   ALLTEL Corp.                                                618,006
     4,353   Ameren Corp.                                                201,598
    10,122   American Electric Power, Inc.                               470,673
   118,085   AT&T Corp.                                                2,044,347
    58,910   BellSouth Corp.                                           2,411,628
     4,458   CenturyTel, Inc.                                            159,374
     5,015   Cinergy Corp.                                               176,152
     3,865   CMS Energy Corp.                                            122,472
     6,746   Coastal Corp.                                               595,756
     6,631   Consolidated Edison, Inc.                                   255,294
     4,668   Constellation Energy Group                                  210,352
     7,461   Dominion Resources, Inc.                                    499,887
     4,463   DTE Energy Co.                                              173,778
    11,573   Duke Energy Corp.                                           986,598
    10,195   Edison International                                        159,297
     7,272   El Paso Energy Corp.                                        520,857
    23,235   Enron Corp.                                               1,931,409
     7,038   Entergy Corp.                                               297,795
    10,167   Exelon Corp.                                                713,825
     7,241   FirstEnergy Corp.                                           228,544
     5,589   FPL Group, Inc.                                             401,011

                       See Notes to Financial Statements.

18  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Utilities -- 8.2% (continued)
     3,763   GPU, Inc.                                              $    138,525
     4,265   KeySpan Corp.                                               180,729
    23,902   Nextel Communications, Inc.*                                591,575
     5,093   Niagara Mohawk Holdings, Inc.*                               84,989
     1,500   NICOR, Inc.                                                  64,781
     5,995   NiSource Inc.                                               184,346
       886   ONEOK, Inc.                                                  42,639
     1,066   Peoples Energy Corp.                                         47,703
    12,184   PG&E Corp.                                                  243,680
     4,585   PPL Corp.                                                   207,185
     4,967   Progress Energy, Inc.                                       244,314
     3,081   Progress Energy, Inc. - CVO*++                                1,386
     6,706   Public Service Enterprise Group, Inc.                       326,079
     9,213   Reliant Energy, Inc.                                        399,038
   106,474   SBC Communications, Inc.                                  5,084,133
     6,418   Sempra Energy                                               149,218
    20,441   Southern Co.                                                679,663
    27,853   Sprint Corp. (FON Group)                                    565,764
    29,146   Sprint Corp. (PCS Group)*                                   595,671
     8,311   TXU Corp.                                                   368,281
    85,415   Verizon Communications Inc.                               4,281,427
    13,916   Williams Cos., Inc.                                         555,770
    90,259   WorldCom, Inc.*                                           1,263,626
    10,730   Xcel Energy, Inc.                                           311,841
--------------------------------------------------------------------------------
                                                                      31,225,914
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $370,023,595)                                  368,537,449
================================================================================
    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. TREASURY BILL -- 0.3%
$1,000,000   U.S. Treasury Bill, due 3/15/01 (Cost -- $987,791)          987,791
================================================================================
REPURCHASE AGREEMENT -- 3.4%
13,095,000   Chase Manhattan Bank, 5.700% due 1/2/01;
               Proceeds at maturity -- $13,103,294; (Fully
               collateralized by U.S. Treasury Bonds, 8.125%
               due 5/15/21; Market value -- $13,358,938)
               (Cost -- $13,095,000)                                  13,095,000
             TOTAL INVESTMENTS -- 100%
             (Cost -- $384,106,386**)                               $382,620,240
================================================================================
*     Non-income producing security.
# On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
+ All or a portion of this security has been segregated as collateral for open futures contract commitments.
++    CVO - Contingent Value Obligation.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

19  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2000
================================================================================

ASSETS:

  Investments, at value (Cost -- $384,106,386)                    $ 382,620,240
  Receivable for Fund shares sold                                     8,721,824
  Receivable for securities sold                                         30,010
  Dividends and interest receivable                                     313,190
--------------------------------------------------------------------------------
  Total Assets                                                      391,685,264
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                   3,324,875
  Payable for securities purchased                                    1,213,448
  Payable to broker - variation margin                                  268,450
  Dividends payable                                                     263,313
  Investment advisory fees payable                                       61,037
  Distribution fees payable                                              15,264
  Administration fees payable                                             1,297
  Payable to bank                                                           239
  Accrued expenses                                                      104,133
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,252,056
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 386,433,208
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      28,887
  Capital paid in excess of par value                               389,069,814
  Overdistributed net investment income                                    (216)
  Accumulated net realized loss from security transactions
    and futures contracts                                              (905,821)
  Net unrealized depreciation of investments and futures
    contracts                                                        (1,759,456)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 386,433,208
================================================================================
Shares Outstanding:
  SB Shares                                                          26,724,034
  ------------------------------------------------------------------------------
  Citi Shares                                                         2,163,066
  ------------------------------------------------------------------------------
Net Asset Value:
  SB Shares (and redemption price)                                $       13.38
  ------------------------------------------------------------------------------
  Citi Shares (and redemption price)                              $       13.39
================================================================================

                       See Notes to Financial Statements.

20  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2000
================================================================================

INVESTMENT INCOME:
  Dividends                                                        $  3,994,668
  Interest                                                              517,855
  Less: Foreign withholding tax                                         (18,924)
--------------------------------------------------------------------------------
  Total Investment Income                                             4,493,599
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                            648,899
  Investment advisory fees (Note 2)                                     533,015
  Administration fees (Note 2)                                          353,587
  Shareholder and system servicing fees                                 241,269
  Registration fees                                                     101,499
  Shareholder communications                                             53,192
  Custody                                                                45,198
  Audit and legal                                                        38,662
  Trustees' fees                                                         13,330
  Other                                                                   3,630
--------------------------------------------------------------------------------
  Total Expenses                                                      2,032,281
  Less: Administration fee waiver (Note 2)                              (13,267)
--------------------------------------------------------------------------------
  Net Expenses                                                        2,019,014
--------------------------------------------------------------------------------
Net Investment Income                                                 2,474,585
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain From:
    Security transactions (excluding short-term securities)           1,496,855
    Futures contracts                                                   958,710
--------------------------------------------------------------------------------
  Net Realized Gain                                                   2,455,565
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Futures Contracts:
    Beginning of year                                                38,051,635
    End of year                                                      (1,759,456)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (39,811,091)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (37,355,526)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(34,880,941)
================================================================================

                       See Notes to Financial Statements.

21  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets

================================================================================

For the Year Ended December 31, 2000, the Period Ended December 31, 1999 (a) and the Year Ended November 30, 1999


                                                 2000                1999(a)          1999
================================================================================================
OPERATIONS:

  Net investment income                      $   2,474,585       $     148,464    $   1,318,812
  Net realized gain (loss)                       2,455,565                (679)       1,163,018
  (Increase) decrease in net unrealized
    depreciation                               (39,811,091)         14,495,829       19,908,774
------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                            (34,880,941)         14,643,614       22,390,604
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (2,474,566)         (1,412,669)        (314,888)
  Net realized gains                            (3,560,877)             (6,236)      (1,040,165)
  Capital                                          (14,475)                 --               --
------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders               (6,049,918)         (1,418,905)      (1,355,053)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares             267,298,274          30,011,242      221,497,229
  Net asset value of shares issued
    for reinvestment of dividends                5,770,151           1,372,121        1,313,876
  Cost of shares reacquired                   (118,764,879)         (9,402,340)     (62,988,825)
------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                    154,303,546          21,981,023      159,822,280
------------------------------------------------------------------------------------------------
Increase in Net Assets                         113,372,687          35,205,732      180,857,831

NET ASSETS:
  Beginning of year                            273,060,521         237,854,789       56,996,958
------------------------------------------------------------------------------------------------
  End of year*                               $ 386,433,208       $ 273,060,521    $ 237,854,789
================================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                $        (216)      $        (235)   $   1,263,970
================================================================================================

(a) For the period from December 1, 1999 to December 31, 1999 which reflects a change in the fiscal year end of the Fund.

                       See Notes to Financial Statements.

22  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements

================================================================================

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, formerly known as Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly known as Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- Citi Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are cal-

23  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

culated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SSBC an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived a portion of its administration fees amounting to $13,267.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 11, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by

24  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

CFTC. For the year ended December 31, 2000, the Fund paid transfer agent fees of $108,345, to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2000, there were no brokerage commissions paid to SSB.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.20% of the average daily net assets for SB shares.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $152,491,095
--------------------------------------------------------------------------------
Sales                                                                 12,599,637
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 51,861,071
Gross unrealized depreciation                                       (53,347,217)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,486,146)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

25  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written covered call or put option contracts.

26  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Fund had the following open futures contracts:

                 # of                         Basis         Market    Unrealized
           Contracts to Buy    Expiration     Value         Value        Loss
================================================================================
S&P 500           59              3/01     $19,964,560   $19,691,250  $(273,310)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund had no securities on loan.

27  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Shares of Beneficial Interest

At December 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective September 11, 2000, the Fund adopted the renaming of existing Class A shares as Smith Barney S&P 500 Index Shares ("SB Shares") and existing Class D shares as Citi S&P 500 Index Shares ("Citi Shares").

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                           SB Shares               Citi Shares
================================================================================
Total Paid-In Capital                     $358,739,990             $30,358,711
================================================================================

Transactions in shares of the Fund were as follows:


                                 Year Ended                   Period Ended                  Year Ended
                             December 31, 2000             December 31, 1999+            November 30, 1999
                       ----------------------------    -------------------------    ---------------------------
                         Shares          Amount         Shares         Amount         Shares         Amount
===============================================================================================================
SB Shares*
Shares sold            15,684,936    $ 226,996,751     1,668,984    $24,427,204     14,264,265    $189,903,650
Shares issued on
  reinvestment            390,495        5,250,852        81,950      1,220,245         89,688       1,238,475
Shares reacquired      (6,179,929)     (89,480,683)     (636,484)    (9,359,074)    (3,247,873)    (43,738,536)
---------------------------------------------------------------------------------------------------------------
Net Increase            9,895,502    $ 142,766,920     1,114,450    $16,288,375     11,106,080    $147,403,589
===============================================================================================================
Citi Shares**
Shares sold             2,722,012    $  40,301,522       381,854    $ 5,584,038      2,270,347    $ 30,641,420
Shares issued on
  reinvestment             38,545          519,299        10,193        151,876          5,161          72,225
Shares reacquired      (1,971,517)     (29,284,195)       (2,964)       (43,266)    (1,441,526)    (19,250,289)
---------------------------------------------------------------------------------------------------------------
Net Increase              789,040    $  11,536,626       389,083    $ 5,692,648        833,982    $ 11,463,356
===============================================================================================================

+ For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.

*     On September 5, 2000, Class A shares were renamed SB Shares.

11**  On September 5, 2000, Class D shares were renamed Citi Shares.

28  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:


SB Shares(1)                                 2000(2)       1999(2)(3)         1999(4)        1998(5)
======================================================================================================
Net Asset Value, Beginning Year             $  15.00       $  14.24          $  11.98       $ 10.00
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(6)                      0.10           0.01              0.12          0.05
  Net realized and unrealized gain (loss)      (1.51)          0.83              2.27          1.93
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.41)          0.84              2.39          1.98
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.08)         (0.08)            (0.06)           --
  Net realized gains                           (0.13)            --             (0.07)           --
  Capital                                      (0.00)*           --                --            --
------------------------------------------------------------------------------------------------------
Total Distributions                            (0.21)         (0.08)            (0.13)           --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  13.38       $  15.00          $  14.24       $ 11.98
------------------------------------------------------------------------------------------------------
Total Return                                   (9.39)%         5.88%++          19.96%        19.80%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $357,465       $252,435          $223,787       $55,187
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)(7)                                0.59%          0.60%+            0.59%         0.59%+
  Net investment income                         0.68           0.67+             0.83          1.05+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            4%             0%                6%            4%
======================================================================================================

(1)   On September 5, 2000, Class A shares were renamed SB shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(4)   For the year ended November 30, 1999.
(5)   For the period from January 5, 1998 (inception date) to November 30, 1998.
(6) The administrator has agreed to waive all or a portion of its fees for the year ended December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                             Per Share Decreases to    Expense Ratios Without
                             Net Investment Income    Waiver and Reimbursement
                             ---------------------    ------------------------
        2000                        $0.00*                     0.59%
        1999(3)                      0.00*                     0.77+
        1999(4)                      0.01                      0.68
        1998(5)                      0.04                      1.42+

(7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.59%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


29  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 2000, the one month ended December 31, 1999, and for the year ended November 30 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of December 31, 2000, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year ended December 31, 2000, for the one month ended December 31, 2000, and for the year ended November 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP


New York, New York
February 9, 2001

30  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

      o A corporate dividends received deduction of 100.00%.
      o Total long-term capital gain distributions paid of $2,865,710.

A total of 1.35% of the orindary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

31  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Travelers Investment
Management Co.

ADMINISTRATOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY S&P 500 INDEX FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02238 2/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         --------------------------------------------------------------
                                      CITI

                              S&P 500 INDEX SHARES

            A Class of Shares of the Smith Barney S&P 500 Index Fund

         --------------------------------------------------------------

          SPECIAL DISCIPLINE SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                               [LOGO] Smith Barney

                                  Mutual Funds

                Your Serious Money. Professionbally Managed.(SM)

         --------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                               HEATH B. MCLENDON
                               CHAIRMAN

                               -----------------

We are pleased to present the annual report for the Smith Barney S&P 500 Index Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the performance of the Fund's Citi S&P 500 Index Shares and the Fund's holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Standard & Poor's 500(R) Index ("S&P 500"). The S&P 500 is an unmanaged, market-value-weighted index that consists of 500 stocks chosen for market capitalization, liquidity and industry group representation.(1) The Fund matches the composition of the S&P 500 and owns the constituent index stocks at the appropriate index weight. The Fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

Thank you for your investment in the Smith Barney S&P 500 Index Fund - Citi S&P 500 Index Shares.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 31, 2001

----------
(1)   Please note that an investor cannot invest directly in an index.


1   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

Dear Shareholder:

[PHOTO OMITTED]                        [PHOTO OMITTED]

SANDIP A.                              JOHN
BHAGAT, CFA                            LAU

Vice President and                     Investment
Investment Officer                     Officer

The year 2000 began on a strong note, as investor appetite for "New Economy"(1) stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's persistent weakness against the dollar, and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector.

PORTFOLIO ENVIRONMENT AND OUTLOOK

For the year ended December 31, 2000, Citi S&P 500 Index Shares (referred to as Class D Shares prior to September 5, 2000) produced a total return of negative 9.20%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(2) returned negative 9.10% for the same period. We attribute any differences in Citi Shares' return versus the S&P 500 to the effects of Fund expenses and transaction fees. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

A dismal end to the year 2000 resulted in the first significantly negative year for U.S. stocks in a decade, and ended a spectacular run of five consecutive years of gains that were greater than 20%. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices toward the end of the year. The Federal Reserve Board's ("Fed") 1.75% increase in interest rates over the last several months seemed to have accomplished its

----------
(1) The New Economy represents those companies in the technology, telecommunications and Internet sectors.

(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

2   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders
desired effect in taking the steam out of the U.S. economy. As several economic indicators provided evidence of a distinctly softer economy, investors even worried about the prospects of an economic recession in 2001.

The first quarter of 2000 witnessed significant changes in the bond market and unprecedented levels of volatility in the stock market. Interest rates rose early in the quarter and then fell significantly as the quarter progressed. The stock market sold off in response to higher rates in early 2000 and to a profit-taking urge as investors moved in to realize gains that were most likely postponed from 1999.

The second quarter of 2000 witnessed a seesaw pattern of volatility in the stock market. The speculative bubble that had built up in the high-flying technology and biotech sectors of the Nasdaq Composite Index(3) had finally burst during the week of April 10. The Nasdaq Composite Index fell by over 25% for the week of April 10 and by almost 15% for the month of April.

Stock market volatility remained high during the third quarter. Toward the end of the quarter, however, investor focus on the "4 Es" -- energy, the economy, earnings and the euro -- led to a nervous market environment as stock prices declined from lofty valuations. Oil prices climbed to above $35 per barrel, raising concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagflation" -- the combination of a slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

U.S. stocks remained highly volatile and came under increasing pressure in the fourth quarter as investors digested a slew of high-profile profit warnings, especially from high-tech companies. In the face of growing conviction of an economic slowdown and as a flight-to-safety alternative to the reeling stock market, U.S. bond yields continued to decline. Yields fell significantly at the short end of the yield curve(4) (i.e., for fixed income instruments with shorter maturities) as investors began to discount the expectation that the Fed would ease interest rates in the coming year in order to combat the economic malaise.(5)

----------
(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(5) On January 3, 2001and January 31, 2001, the Fed cut interest rates by 0.50% for a total of one percentage point.

3   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

The compression in price/earnings ("P/E")(6) multiples triggered by higher interest rates and weaker profits hit the technology sector -- where stock valuations had reached unsustainable, lofty levels -- the hardest. Falling demand in the semiconductor sector, along with rising inventories and the significant decline in valuations of pure-play Internet companies, were the main themes in the technology sector.

Transportation companies were hurt by higher energy prices. The healthcare sector saw a tug-of-war between talk of reform and new scientific advances, and eventually did offer investors a safe haven as the technology sector corrected. Defensive and value-oriented sectors such as consumer staples and utilities performed relatively better in 2000.

Small-cap stocks again performed better than large-cap stocks. For the calendar year 2000, the Russell 2000 Index(7) return of a negative 3.0% finished ahead of the S&P 500 return of a negative 9.1% for the second straight year. Value stocks significantly outperformed growth stocks in 2000. For the calendar year 2000, the Standard & Poor's 500 Barra Value Index ("S&P 500 Barra Value")(8) returned 6.1% -- significantly ahead of the S&P 500 Barra Growth Index ("S&P 500 Barra Growth")(9) return of a negative 22.1%.

The moderation in U.S. growth has intensified heading into 2001. The sharp fourth quarter sell-off in stocks has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could undermine confidence further as the job market falters. Fed policy has reversed course quickly, freed up by increasing evidence that inflation risks have faded. And while the risks to the broad stock market remain real, we believe that recent

----------
(6)   The P/E ratio is the price of a stock divided by its earnings per share.
(7) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(8) S&P Barra Value is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
(9) S&P Barra Growth is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index. Please note an investor cannot invest directly in an index.

4   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

Fed interest rate cuts may trigger a strong recovery during the second half of 2001 in the U.S., leading to better performance among stocks in the S&P 500.

Thank you for investing in the Smith Barney S&P 500 Index Fund -- Citi S&P 500 Index Shares.

Sincerely,

/s/ Sandip A. Bhagat                   /s/ John Lau

Sandip A. Bhagat, CFA                  John Lau
Vice President and                     Investment Officer
Investment Officer

January 31, 2001

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

5   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Citi S&P 500 Index Shares(1)
================================================================================


                             Net Asset Value
                          --------------------
                          Beginning      End      Income   Capital Gain    Return      Total
Year Ended                 of Year     of Year   Dividend  Distribution  of Capital   Returns+
==============================================================================================
12/31/00                   $15.01      $13.39      $0.11       $0.13       $0.00#      (9.20)%
----------------------------------------------------------------------------------------------
12/31/99*                   14.28       15.01       0.11        0.00        0.00        5.91++
----------------------------------------------------------------------------------------------
11/30/99                    11.99       14.28       0.07        0.07        0.00       20.29
----------------------------------------------------------------------------------------------
Inception**-11/30/98        11.00       11.99       0.00        0.00        0.00        9.00++
==============================================================================================
Total                                              $0.29       $0.20       $0.00
==============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================
Year Ended 12/31/00                                                      (9.20)%
--------------------------------------------------------------------------------
Inception** through 12/31/00                                             10.10
================================================================================

================================================================================
Cumulative Total Return+

================================================================================
Inception** through 12/31/00                                             26.08%
================================================================================
(1) On September 5, 2000, Class D shares were renamed Citi S&P 500 Index Shares ("Citi Shares").
#     Amount represents less than $0.01 per share.
* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
**    Inception date for Citi Shares is August 4, 1998.
+     Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.


6   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                  Growth of $10,000 Invested in Citi Shares of
                     the Smith Barney S&P 500 Index Fund vs.
                           Standard & Poor's 500 Index

--------------------------------------------------------------------------------

                          August 1998 -- December 2000

   [The following table was depicted as a line chart in the printed material.]

                                  Smith Barney
                                 S&P 500 Index    Standard & Poor's
                                  Citi Shares         500 Index
                                 -------------    -----------------
                   8/4/98            10000              10000
                    12/98            11543              11532
                     6/99            12914              12960
                    12/99            13885              13958
                     6/00            13816              13898
               12/31/2000            12608              12687

+ Hypothetical illustration of $10,000 invested in Citi shares at inception on August 4, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's SB shares may be greater or less than the Citi shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

7   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2000
================================================================================


   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 96.3%
Auto and Transportation -- 1.6%
      4,707    AMR Corp.*                                           $    184,456
     12,669    Burlington Northern Santa Fe Corp.                        358,691
      2,364    Cooper Tire & Rubber Co.                                   25,118
      6,891    CSX Corp.                                                 178,735
      1,342    Cummins Engine Co., Inc.                                   50,912
      4,700    Dana Corp.                                                 71,969
      3,854    Delta Air Lines, Inc.                                     193,423
      2,281    Eaton Corp.                                               171,503
      8,907    FedEx Corp.*                                              355,924
     59,451    Ford Motor Co.                                          1,393,383
     16,837    General Motors Corp.                                      857,635
      5,463    Genuine Parts Co.                                         143,062
      4,838    The Goodyear Tire & Rubber Co.                            111,226
      9,521    Harley-Davidson, Inc.                                     378,460
      2,716    ITT Industries, Inc.                                      105,245
      2,680    Johnson Controls Inc.                                     139,360
      1,864    Navistar International Corp.*                              48,814
     12,187    Norfolk Southern Corp.                                    162,239
      2,450    PACCAR Inc.                                               120,662
      1,963    Ryder Systems, Inc.                                        32,635
      1,864    Snap-On, Inc.                                              51,959
     15,641    Southwest Airlines Co.                                    524,443
      1,968    The Timken Co.                                             29,766
      3,853    TRW, Inc.                                                 149,304
      2,116    US Airways Group, Inc.*                                    85,830
      4,222    Visteon Corp.                                              48,553
--------------------------------------------------------------------------------

                                                                       5,973,307

--------------------------------------------------------------------------------
Consumer Discretionary -- 12.0%
      1,693    Alberto Culver Co., Class B Shares                         72,482
     13,349    Albertsons, Inc.                                          353,749
      2,031    American Greetings Corp., Class A Shares                   19,168
      4,020    AutoZone, Inc.*                                           114,570
      7,464    Avon Products, Inc.                                       357,339
      8,926    Bed Bath and Beyond, Inc.*                                199,719
      6,478    Best Buy Co., Inc.*                                       191,506
      2,792    Brunswick Corp.                                            45,894
     18,554    Carnival Corp.                                            571,695
     22,806    Cendant Corp.*                                            219,508
      6,398    Circuit City Stores-Circuit City Group                     73,577
     18,408    Clear Channel Communications Inc.*                        891,638
      7,331    Clorox Co.                                                260,251
     18,070    Colgate Palmolive Co.                                   1,166,419
     28,461    Comcast Corp., Class A Shares*                          1,188,247
      3,638    Consolidated Stores Corp.*                                 38,654

                       See Notes to Financial Statements.

8   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.0% (continued)
     14,010    Costco Cos., Inc.*                                   $    559,524
     12,251    CVS Corp.                                                 734,294
      3,833    Darden Restaurants, Inc.                                   87,680
      2,297    Deluxe Corp.                                               58,045
      3,092    Dillard's, Inc., Class A Shares                            36,524
     10,394    Dollar General Corp.                                      196,187
      2,771    Dow Jones & Co., Inc.                                     156,908
      2,379    Dun & Bradstreet Corp.*                                    61,557
      9,688    Eastman Kodak Co.                                         381,465
      6,568    Federated Department Stores, Inc.*                        229,880
      8,275    Gannett Co.                                               521,842
     26,710    The Gap, Inc.                                             681,105
     33,089    The Gillette Co.                                        1,195,340
      2,276    Harcourt General, Inc.                                    130,187
      3,705    Harrah's Entertainment, Inc.*                              97,719
      5,480    Hasbro, Inc.                                               58,225
     11,743    Hilton Hotels Corp.                                       123,302
     72,778    Home Depot, Inc.                                        3,325,045
      3,203    International Flavors & Fragrances, Inc.                   65,061
      9,689    The Interpublic Group Cos., Inc.                          412,388
      8,117    J.C. Penney Co., Inc.                                      88,272
     16,911    Kimberly-Clark Corp.                                    1,195,439
     15,133    Kmart Corp.*                                               80,394
      2,345    Knight Ridder, Inc.                                       133,372
     10,392    Kohl's Corp.*                                             633,912
     25,936    Kroger Co.*                                               701,893
     13,584    The Limited, Inc.                                         231,777
      1,682    Liz Claiborne, Inc.                                        70,013
      1,160    Longs Drug Stores Corp.                                    27,985
     12,056    Lowe's Cos., Inc.                                         536,492
      7,563    Marriott International Inc., Class A Shares               319,537
     13,276    Mattel, Inc.                                              191,705
      9,345    May Department Stores Co.                                 306,049
      2,509    Maytag Corp.                                               81,072
     41,541    McDonald's Corp.                                        1,412,394
      6,120    McGraw Hill, Inc.                                         358,785
      1,589    Meredith Corp.                                             51,146
      1,201    National Service Industries, Inc.                          30,851
      5,212    The New York Times Co., Class A Shares                    208,806
      8,434    Newell Rubbermaid Inc.                                    191,874
      8,448    Nike Inc., Class B Shares                                 471,504
      4,056    Nordstrom, Inc.                                            73,768
      9,515    Office Depot, Inc.*                                        67,794
      5,577    Omnicom Group, Inc.                                       462,194
      5,212    Pactiv Corp.*                                              64,498
     41,109    The Procter & Gamble Co.                                3,224,487

                       See Notes to Financial Statements.

9   Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.0% (continued)
      3,875    R.R. Donnelley & Sons Co.                            $    104,625
      1,853    Reebok International Ltd.*                                 50,661
      5,700    Robert Half International Inc.*                           151,050
     10,752    Sears Roebuck & Co.                                       373,632
     14,221    Staples, Inc.*                                            167,986
      5,840    Starbucks Corp.*                                          258,420
      5,700    Starwood Hotels & Resorts Worldwide, Inc.                 200,925
      4,175    SUPERVALU, Inc.                                            57,928
     28,665    Target Corp.                                              924,446
      4,516    Tiffany & Co.                                             142,818
     41,567    Time Warner, Inc.                                       2,171,460
      9,224    TJX Cos., Inc.                                            255,966
      6,306    Toys "R" Us, Inc.*                                        105,231
      9,704    Tribune Co.                                               409,994
      4,571    Tricon Global Resturants, Inc.*                           150,843
      1,732    Tupperware Corp.                                           35,398
     17,982    Unilever NV                                             1,131,742
      3,665    VF Corp.                                                  132,820
     47,654    Viacom, Inc., Class B Shares *                          2,227,824
    140,314    Wal-Mart Stores, Inc.                                   7,454,181
     31,752    Walgreen Co.                                            1,327,630
     65,479    Walt Disney Co.                                         1,894,799
      3,490    Wendy's International, Inc.                                91,612
      2,205    Whirlpool Corp.                                           105,151
      4,479    Winn-Dixie Stores Inc.                                     86,781
--------------------------------------------------------------------------------
                                                                      46,106,630

--------------------------------------------------------------------------------
Consumer Staples -- 4.8%
      1,167    Adolph Coors Co., Class B Shares                           93,725
     28,462    Anheuser-Busch Co., Inc.                                1,295,021
     19,838    Archer-Daniels-Midland Co.                                297,570
      2,123    Brown-Forman Corp., Class B Shares                        141,180
     13,253    Campbell Soup Co.                                         458,885
     77,825    The Coca-Cola Co.                                       4,742,461
     13,044    Coca-Cola Enterprises Inc.                                247,836
     16,710    ConAgra, Inc.                                             434,460
      4,926    Fortune Brands, Inc.                                      147,780
      8,921    General Mills, Inc.                                       397,542
     10,944    H.J. Heinz Co.                                            519,156
      4,273    Hershey Foods Corp.                                       275,074
     12,743    Kellogg Co.                                               334,504
      3,097    Loews Corp.                                               320,733
     45,338    PepsiCo, Inc.                                           2,247,065
     70,777    Phillip Morris Cos., Inc.                               3,114,188
      4,180    Quaker Oats Co.                                           407,027
      9,575    Ralston-Ralston Purina Group                              250,147

                       See Notes to Financial Statements.

10  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Staples -- 4.8% (continued)
     15,655    Safeway, Inc.*                                       $    978,437
     27,314    Sara Lee Corp.                                            670,900
     20,992    SYSCO Corp.                                               629,760
      5,154    UST, Inc.                                                 144,634
      3,586    Wm. Wrigley Jr. Co.                                       343,584
--------------------------------------------------------------------------------
                                                                      18,491,669

--------------------------------------------------------------------------------
Finance -- 17.0%
      8,349    AFLAC, Inc.                                               602,693
     23,099    Allstate Corp.                                          1,006,250
      3,450    Ambac Financial Group, Inc.                               201,178
     41,818    American Express Co.                                    2,297,376
      7,955    American General Corp.                                    648,333
     72,710    American International Group, Inc.                      7,166,479
     11,824    AmSouth Bancorporation                                    180,316
      8,059    Aon Corp.                                                 276,021
     36,275    Bank One Corp.                                          1,328,572
     51,597    Bank of America Corp.                                   2,367,012
     23,193    The Bank of New York Co., Inc.                          1,279,964
     12,606    BB&T Corp.                                                470,361
      3,406    Bear Stearns Cos. Inc.                                    172,642
      6,137    Capital One Financial Corp.                               403,891
     43,404    The Charles Schwab Corp.                                1,231,588
      6,672    Charter One Financial, Inc.                               192,654
     41,103    Chase Manhattan Corp.                                   1,867,618
      5,513    Chubb Corp.                                               476,875
      4,938    CIGNA Corp.                                               653,297
      5,055    Cincinnati Financial Corp.                                199,988
      8,351    The CIT Group, Inc., Class A Shares                       168,064
    157,265    Citigroup, Inc.                                         8,030,344
      4,923    Comerica, Inc.                                            292,303
     10,029    Conseco, Inc.                                             132,257
      4,862    Convergys Corp.*                                          220,309
      3,543    Countrywide Credit Industries, Inc.                       178,036
      4,471    Equifax, Inc.                                             128,262
     31,655    Fannie Mae                                              2,746,071
     14,579    Fifth Third Bancorp                                       871,095
     30,923    First Union Corp.                                         860,046
     30,180    Firstar Corp.                                             701,685
     28,374    FleetBoston Financial Corp.                             1,065,798
      7,654    Franklin Resources, Inc.                                  291,617
     21,836    Freddie Mac                                             1,503,955
      4,974    Golden West Financial Corp.                               335,745
      2,827    H&R Block, Inc.                                           116,967
      7,059    Hartford Financial Services, Inc.                         498,542
     14,846    Household International, Inc.                             816,530

                       See Notes to Financial Statements.

11  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Finance -- 17.0% (continued)
      7,877    Huntington Bancshares Inc.                           $    127,509
      5,007    J.P. Morgan & Co.                                         828,659
      3,220    Jefferson Pilot Corp.                                     240,695
     13,452    Keycorp                                                   376,656
      7,607    Lehman Brothers Holdings, Inc.                            514,423
      6,001    Lincoln National Corp.                                    283,922
      8,519    Marsh & McLennan Cos., Inc.                               996,723
      3,101    MBIA, Inc.                                                229,862
     26,783    MBNA Corp.                                                989,297
     15,324    Mellon Financial Corp.                                    753,749
     25,236    Merrill Lynch & Co., Inc.                               1,720,780
     22,700    MetLife, Inc.                                             794,500
      3,353    MGIC Investment Corp.                                     226,118
      7,533    Moody's Corp.                                             193,504
     35,348    Morgan Stanley Dean Witter & Co.                        2,801,329
     19,180    National City Corp.                                       551,425
      6,958    Northern Trust Corp.                                      567,512
      4,286    Old Kent Financial Corp.                                  187,512
     11,669    Paychex, Inc.                                             567,405
      2,701    Pinnacle West Capital Corp.                               128,635
      9,055    PNC Financial Services Group                              661,581
      2,292    The Progressive Corp.                                     237,508
      8,970    Providian Financial Corp.                                 515,775
      6,913    Regions Financial Corp.                                   188,811
      3,937    SAFECO Corp.                                              129,429
      5,283    SouthTrust Corp.                                          214,952
      6,984    St. Paul Cos.                                             379,318
      5,078    State Street Corp.                                        630,738
      6,596    Stilwell Financial, Inc.                                  260,130
      5,451    Summit Bancorp                                            208,160
      9,397    SunTrust Banks, Inc.                                      592,011
      8,972    Synovus Financial Corp.                                   241,683
      3,787    T. Rowe Price Group Inc.                                  160,060
      3,969    Torchmark Corp.                                           152,558
      4,910    USA Education Inc.                                        333,880
     23,364    U.S. Bancorp                                              681,937
      4,278    Union Planters Corp.                                      152,938
      7,627    UnumProvident Corp.                                       204,976
      6,406    Wachovia Corp.                                            372,349
     16,978    Washington Mutual, Inc.                                   900,895
     53,262    Wells Fargo & Co.                                       2,966,028
--------------------------------------------------------------------------------
                                                                      65,246,666

--------------------------------------------------------------------------------
Healthcare -- 13.7%
     48,740    Abbott Laboratories                                     2,360,844
      4,450    AETNA, Inc.*                                              182,728

                       See Notes to Financial Statements.

12  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Healthcare -- 13.7% (continued)
      4,133    Allergan, Inc.                                       $    400,126
      7,270    Alza Corp.*                                               308,975
     40,962    American Home Products Corp.                            2,603,135
     32,332    Amgen, Inc.*                                            2,067,227
      6,536    Applera Corp. - Applied Biosystems Group                  614,793
      1,633    Bausch & Lomb, Inc.                                        66,034
      9,196    Baxter International, Inc.                                812,122
      7,997    Becton Dickinson & Co.                                    276,896
      4,669    Biogen, Inc.*                                             280,432
      5,612    Biomet, Inc.                                              222,726
     12,854    Boston Scientific Corp.*                                  175,939
     61,784    Bristol-Myers Squibb & Co.                              4,568,155
      1,581    C.R. Bard, Inc.                                            73,615
      8,743    Cardinal Health, Inc.                                     871,021
      5,900    Chiron Corp.*                                             262,550
     35,486    Eli Lilly & Co.                                         3,302,416
      2,600    Forest Laboratories, Inc., Class A Shares*                345,475
      9,657    Guidant Corp.*                                            520,874
     17,543    HCA-The Healthcare Corp.                                  772,067
     11,981    HealthSouth Corp.*                                        195,440
      5,301    Humana, Inc.*                                              80,840
      9,286    IMS Health, Inc.                                          250,722
     43,677    Johnson & Johnson                                       4,588,815
      5,254    King Pharmaceuticals, Inc.*                               271,566
      3,313    Manor Care, Inc.*                                          68,331
      8,857    McKesson HBOC, Inc.                                       317,878
      6,588    MedImmune, Inc.*                                          314,165
     37,669    Medtronic, Inc.                                         2,274,266
     72,298    Merck & Co., Inc.                                       6,768,900
    198,396    Pfizer, Inc.                                            9,126,216
     40,763    Pharmacia Corp.                                         2,486,543
      3,622    Quintiles Transnational Corp.*                             75,836
     46,017    Schering Plough Corp.                                   2,611,465
      2,632    St. Jude Medical, Inc.*                                   161,703
      6,200    Stryker Corp.                                             313,658
      9,883    Tenet Healthcare Corp.*                                   439,176
     10,078    UnitedHealth Group Inc.                                   618,537
      3,202    Watson Pharmaceuticals, Inc.*                             163,902
      1,984    WellPoint Health Networks, Inc.*                          228,656
--------------------------------------------------------------------------------
                                                                      52,444,765

--------------------------------------------------------------------------------
Integrated Oil -- 4.8%
      2,848    Amerada Hess Corp.                                        208,082
      2,183    Ashland, Inc.                                              78,348
     20,490    Chevron Corp.                                           1,730,124
    109,480    Exxon Mobil Corp.                                       9,517,918

                       See Notes to Financial Statements.

13  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Integrated Oil -- 4.8% (continued)
      2,945    Kerr-McGee Corp.                                     $    197,131
     11,669    Occidental Petroleum Corp.                                282,973
      7,998    Phillips Petroleum Co.                                    454,886
     67,360    Royal Dutch Petroleum Co.                               4,079,490
      2,689    Sunoco, Inc.                                               90,586
     17,309    Texaco, Inc.                                            1,075,322
      4,495    Tosco Corp.                                               152,549
      7,634    Unocal Corp.                                              295,340
      9,810    USX Marathon Group, Inc.                                  272,227
--------------------------------------------------------------------------------
                                                                      18,434,976

--------------------------------------------------------------------------------
Materials and Processing -- 2.5%
      7,239    Air Products and Chemicals, Inc.                          296,799
     10,480    Alcan Aluminum Ltd.                                       358,285
      2,594    Allegheny Technologies, Inc.                               41,180
      3,529    Avery Dennison Corp.                                      193,654
        932    Ball Corp.                                                 42,930
     12,491    Barrick Gold Corp.                                        204,603
      1,705    Bemis, Inc.                                                57,224
      2,572    Black & Decker Corp.                                      100,951
      1,767    Boise Cascade Corp.                                        59,415
     19,585    Conoco Inc.                                               566,735
     21,342    Dow Chemical Corp.                                        781,651
     32,716    E.I. du Pont de Nemours & Co.                           1,580,579
      2,371    Eastman Chemical Co.                                      115,586
      3,990    Ecolab, Inc.                                              172,318
      3,997    Engelhard Corp.                                            81,439
        952    FMC Corp.*                                                 68,247
      4,948    Freeport-McMoRan Copper & Gold, Inc.*                      42,367
      8,769    Georgia Pacific Corp.                                     272,935
      1,579    Great Lakes Chemical Corp.                                 58,719
      3,343    Hercules, Inc.                                             63,726
      8,434    Homestake Mining Co.                                       35,317
      5,741    Inco Ltd.*                                                 96,219
     15,195    International Paper Co.                                   620,146
      6,235    Leggett & Platt, Inc.                                     118,075
      3,299    Louisiana Pacific Corp.                                    33,402
     14,399    Masco Corp.                                               369,874
      3,209    Mead Corp.                                                100,682
      5,202    Newmont Mining Corp.                                       88,759
      2,507    Nucor Corp.                                                99,497
      2,489    Phelps Dodge Corp.                                        138,917
     10,223    Placer Dome, Inc.                                          98,396
        861    Potlatch Corp.                                             28,897
      5,434    PPG Industries, Inc.                                      251,662
      4,943    Praxair, Inc.                                             219,346

                       See Notes to Financial Statements.


14  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Materials and Processing -- 2.5% (continued)
      6,778    Rohm & Hass Co.                                      $    246,126
      2,639    Sealed Air Corp.*                                          80,489
      5,154    Sherwin-Williams Co.                                      135,615
      2,563    Sigma Aldrich Corp.                                       100,758
      2,682    The Stanley Works                                          83,645
      1,623    Temple-Inland, Inc.                                        87,033
      6,644    Transocean Sedco Forex Inc.                               305,624
      4,185    Union Carbide Corp.                                       225,205
      2,677    USX-U.S. Steel Group, Inc.                                 48,186
      3,187    Vulcan Materials Co.                                      152,578
      3,092    Westvaco Corp.                                             90,248
      6,932    Weyerhaeuser Co.                                          351,799
      3,463    Willamette Industries, Inc.                               162,545
      2,524    Worthington Industries, Inc.                               20,350
--------------------------------------------------------------------------------
                                                                       9,548,733

--------------------------------------------------------------------------------
Other Energy -- 1.6%
      7,637    Anadarko Petroleum Corp.                                  542,838
      3,865    Apache Corp.                                              270,792
     10,344    Baker Hughes, Inc.                                        429,923
      6,771    Burlington Resources, Inc.                                341,936
      8,300    Calpine Corp.*                                            374,019
      4,001    Devon Energy Corp.                                        243,941
      9,735    Dynegy Inc., Class A Shares                               545,768
      3,800    EOG Resources, Inc.                                       207,813
     14,022    Halliburton Co.                                           508,298
      3,600    Kinder Morgan, Inc.                                       187,875
      1,921    McDermott International, Inc.                              20,651
      4,624    Nabors Industries, Inc.*                                  273,510
      2,310    Power-One, Inc.*                                           90,812
      2,897    Rowan Cos., Inc.*                                          78,219
     17,902    Schlumberger Ltd.                                       1,431,041
      7,822    Union Pacific Corp.                                       396,966
--------------------------------------------------------------------------------
                                                                       5,944,402

--------------------------------------------------------------------------------
Producer Durables -- 8.7%
     27,281    Alcoa Inc.                                                913,914
      6,354    Allied Waste Industries, Inc.*                             92,530
      6,095    American Power Conversion Corp.*                           75,426
      3,213    The B.F. Goodrich Co.                                     116,873
     28,199    Boeing Co.                                              1,861,134
        703    Briggs & Stratton Corp.                                    31,196
     10,914    Caterpillar Inc.                                          516,369
      1,826    Centex Corp.                                               68,589
      2,904    Cooper Industries, Inc.                                   133,403
     27,699    Corning, Inc.                                           1,462,853
      1,888    Crane Co.                                                  53,690

                       See Notes to Financial Statements.

15  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000

================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Producer Durables -- 8.7% (continued)
      4,437    Danaher Corp.                                        $    303,380
      7,336    Deere & Co.                                               336,081
     17,633    Delphi Automotive Systems Corp.                           198,371
      6,377    Dover Corp.                                               258,667
     13,408    Emerson Electric Co.                                    1,056,718
      2,328    Fluor Corp.*                                               76,970
      6,224    General Dynamics Corp.                                    485,472
    311,192    General Electric Co.+                                  14,917,767
     25,159    Honeywell, Inc.                                         1,190,335
      9,487    Illinois Tool Works, Inc.                                 565,069
      5,012    Ingersoll-Rand Co.                                        209,878
      1,459    Kaufman & Broad Home Corp.                                 49,150
     13,470    Lockheed Martin Corp.                                     457,307
      1,433    Millipore Corp.                                            90,279
     12,404    Minnesota Mining & Manufacturing Co.                    1,494,682
      2,269    Northrop Grumman Corp.                                    188,327
      3,890    Pall Corp.                                                 82,906
      1,308    Pulte Corp.                                                55,181
     10,659    Raytheon Co.                                              331,095
      5,866    Rockwell International Corp.                              279,368
      4,477    Textron, Inc.                                             208,180
      5,474    Thermo Electron Corp.*                                    162,851
      1,891    Thomas & Betts Corp.                                       30,611
     55,051    Tyco International Ltd.                                 3,055,330
     14,700    United Technologies Corp.                               1,155,787
      2,931    W.W. Grainger, Inc.                                       106,982
     19,489    Waste Management, Inc.                                    540,820
--------------------------------------------------------------------------------
                                                                      33,213,541

--------------------------------------------------------------------------------
Technology -- 21.4%
      7,344    Adobe Systems, Inc.                                       427,329
      9,765    Advanced Micro Devices, Inc.*                             134,879
     14,235    Agilent Technologies, Inc.*                               779,366
     12,566    Altera Corp.*                                             330,643
     72,527    America Online, Inc.*                                   2,523,940
     11,177    Analog Devices, Inc.*                                     572,123
      2,611    Andrew Corp.*                                              56,789
     10,240    Apple Computer, Inc.*                                     152,320
     25,489    Applied Materials, Inc.*                                  973,361
      9,300    Applied Micro Circuits Corp.*                             697,936
      1,814    Autodesk, Inc.                                             48,865
     19,703    Automatic Data Processing Inc.                          1,247,446
      8,069    Avaya Inc.*                                                83,212
      7,757    BMC Software, Inc.*                                       108,598
      6,971    Broadcom Corp., Class A Shares*                           589,050
      8,000    BroadVision, Inc.*                                         94,500

                       See Notes to Financial Statements.

16  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 21.4% (continued)
      5,785    Cabletron Systems, Inc.*                             $     87,137
      4,498    Ceridian Corp.*                                            89,679
    225,415    Cisco Systems, Inc.*                                    8,622,124
      5,810    Citrix Systems, Inc.*                                     130,725
     53,400    Compaq Computer Corp.                                     803,679
     18,540    Computer Associates International, Inc.                   361,530
      5,265    Computer Sciences Corp.*                                  316,558
     11,464    Compuware Corp.*                                           71,650
      4,896    Comverse Technology, Inc.*                                531,828
      6,465    Conexant Systems, Inc.*                                    99,399
     81,309    Dell Computer Corp.*                                    1,417,826
     14,698    Electronic Data Systems Corp.                             848,810
     68,512    EMC Corp. *                                             4,556,048
     12,701    First Data Corp.                                          669,184
     10,131    Gateway, Inc.*                                            182,257
     27,702    Global Crossing Ltd.*                                     396,485
     62,682    Hewlett-Packard Co.                                     1,978,401
    210,942    Intel Corp.+                                            6,380,996
     55,337    International Business Machines Corp.                   4,703,645
      6,100    Intuit Inc.*                                              240,569
     29,399    JDS Uniphase Corp.*                                     1,225,571
      5,802    KLA-Tencor Corp.*                                         195,455
      4,061    Lexmark International Group*                              179,953
      9,788    Linear Technology Corp.                                   452,695
      9,765    LSI Logic Corp.*                                          166,884
    104,925    Lucent Technologies, Inc.                               1,416,488
      8,885    Maxim Integrated Products, Inc.*                          424,814
      2,495    Mercury Interactive Corp.*                                225,174
     17,769    Micron Technology, Inc.*                                  630,800
    165,365    Microsoft Corp.*                                        7,172,707
      6,170    Molex, Inc.                                               219,035
     68,455    Motorola, Inc.                                          1,386,214
      5,579    National Semiconductor Corp.*                             112,277
      3,061    NCR Corp.*                                                150,372
      9,831    Network Appliance, Inc.*                                  631,488
     97,639    Nortel Networks Corp.                                   3,130,550
     10,308    Novell, Inc.*                                              53,795
      4,163    Novellus Systems, Inc.*                                   149,608
    176,906    Oracle Corp.*                                           5,141,331
     17,744    Palm, Inc.*                                               502,377
      8,599    Parametric Technology, Inc.*                              115,549
      3,525    Parker-Hannifin Corp.                                     155,541
      8,810    PeopleSoft, Inc.*                                         327,622
      1,534    PerkinElmer, Inc.                                         161,070
      8,007    Pitney Bowes, Inc.                                        265,232
      2,800    QLogic Corp.*                                             215,600

                       See Notes to Financial Statements.

17  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 21.4% (continued)
     23,410    QUALCOMM, Inc.*                                      $  1,924,009
     52,201    Qwest Communications International Inc.*                2,140,241
      5,837    RadioShack Corp.                                          249,897
      4,115    Sabre Holdings Corp.                                      177,459
      4,755    Sanmina Corp.*                                            364,352
      3,711    Sapient Corp.*                                             44,300
      5,029    Scientific-Atlanta, Inc.                                  163,757
     13,096    Siebel Systems, Inc.*                                     885,617
     18,881    Solectron Corp.*                                          640,066
     99,676    Sun Microsystems, Inc.*                                 2,778,468
      4,500    Symbol Technologies, Inc.                                 162,000
      3,074    Tektronix, Inc.                                           103,555
     12,877    Tellabs, Inc.*                                            727,550
      5,418    Teradyne, Inc.*                                           201,820
     54,348    Texas Instruments, Inc.                                 2,574,736
      9,832    Unisys Corp.*                                             143,793
     12,621    VERITAS Software Corp.*                                 1,104,337
      5,600    Vitesse Semiconductor Corp.*                              309,750
     21,054    Xerox Corp.                                                97,375
     10,308    Xilinx, Inc.*                                             475,456
     17,275    Yahoo! Inc.*                                              521,219
--------------------------------------------------------------------------------
                                                                      81,906,846

--------------------------------------------------------------------------------
Utilities -- 8.2%
      3,078    Adaptec, Inc.*                                             31,550
     24,267    ADC Telecommunications, Inc.*                             439,839
     14,354    The AES Corp.*                                            794,853
      3,500    Allegheny Energy, Inc.                                    168,656
      9,898    ALLTEL Corp.                                              618,006
      4,353    Ameren Corp.                                              201,598
     10,122    American Electric Power, Inc.                             470,673
    118,085    AT&T Corp.                                              2,044,347
     58,910    BellSouth Corp.                                         2,411,628
      4,458    CenturyTel, Inc.                                          159,374
      5,015    Cinergy Corp.                                             176,152
      3,865    CMS Energy Corp.                                          122,472
      6,746    Coastal Corp.                                             595,756
      6,631    Consolidated Edison, Inc.                                 255,294
      4,668    Constellation Energy Group                                210,352
      7,461    Dominion Resources, Inc.                                  499,887
      4,463    DTE Energy Co.                                            173,778
     11,573    Duke Energy Corp.                                         986,598
     10,195    Edison International                                      159,297
      7,272    El Paso Energy Corp.                                      520,857
     23,235    Enron Corp.                                             1,931,409
      7,038    Entergy Corp.                                             297,795
     10,167    Exelon Corp.                                              713,825
      7,241    FirstEnergy Corp.                                         228,544
      5,589    FPL Group, Inc.                                           401,011

                       See Notes to Financial Statements.

18  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Utilities -- 8.2% (continued)
      3,763    GPU, Inc.                                            $    138,525
      4,265    KeySpan Corp.                                             180,729
     23,902    Nextel Communications, Inc.*                              591,575
      5,093    Niagara Mohawk Holdings, Inc.*                             84,989
      1,500    NICOR, Inc.                                                64,781
      5,995    NiSource Inc.                                             184,346
        886    ONEOK, Inc.                                                42,639
      1,066    Peoples Energy Corp.                                       47,703
     12,184    PG&E Corp.                                                243,680
      4,585    PPL Corp.                                                 207,185
      4,967    Progress Energy, Inc.                                     244,314
      3,081    Progress Energy, Inc. - CVO*++                              1,386
      6,706    Public Service Enterprise Group, Inc.                     326,079
      9,213    Reliant Energy, Inc.                                      399,038
    106,474    SBC Communications, Inc.                                5,084,133
      6,418    Sempra Energy                                             149,218
     20,441    Southern Co.                                              679,663
     27,853    Sprint Corp. (FON Group)                                  565,764
     29,146    Sprint Corp. (PCS Group)*                                 595,671
      8,311    TXU Corp.                                                 368,281
     85,415    Verizon Communications Inc.                             4,281,427
     13,916    Williams Cos., Inc.                                       555,770
     90,259    WorldCom, Inc.*                                         1,263,626
     10,730    Xcel Energy, Inc.                                         311,841
--------------------------------------------------------------------------------
                                                                      31,225,914

--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $370,023,595)                                368,537,449
================================================================================
    FACE

   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. TREASURY BILL -- 0.3%
$ 1,000,000    U.S. Treasury Bill, due 3/15/01 (Cost -- $987,791)        987,791
================================================================================
REPURCHASE AGREEMENT -- 3.4%
 13,095,000    Chase Manhattan Bank, 5.700% due 1/2/01;
                 Proceeds at maturity -- $13,103,294;
                 (Fully collateralized by U.S. Treasury Bonds,
                 8.125% due 5/15/21; Market value -- $13,358,938)
                 (Cost -- $13,095,000)                                13,095,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $384,106,386**)                             $382,620,240
================================================================================

*     Non-income producing security.
# On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
+ All or a portion of this security has been segregated as collateral for open futures contracts commitments.
++    CVO - Contingent Value Obligation.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

19  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2000
================================================================================

ASSETS:

  Investments, at value (Cost-- $384,106,386)                     $ 382,620,240
  Receivable for Fund shares sold                                     8,721,824
  Receivable for securities sold                                         30,010
  Dividends and interest receivable                                     313,190
--------------------------------------------------------------------------------
  Total Assets                                                      391,685,264
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                   3,324,875
  Payable for securities purchased                                    1,213,448
  Payable to broker - variation margin                                  268,450
  Dividends payable                                                     263,313
  Investment advisory fees payable                                       61,037
  Distribution fees payable                                              15,264
  Administration fees payable                                             1,297
  Payable to bank                                                           239
  Accrued expenses                                                      104,133
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,252,056
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 386,433,208
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      28,887
  Capital paid in excess of par value                               389,069,814
  Overdistributed net investment income                                    (216)
  Accumulated net realized loss from security transactions
    and futures contracts                                              (905,821)
  Net unrealized depreciation of investments and
    futures contracts                                                (1,759,456)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 386,433,208
================================================================================
Shares Outstanding:
  SB Shares                                                          26,724,034
  ------------------------------------------------------------------------------
  Citi Shares                                                         2,163,066
  ------------------------------------------------------------------------------
Net Asset Value:
  SB Shares (and redemption price)                                $       13.38
  ------------------------------------------------------------------------------
  Citi Shares (and redemption price)                              $       13.39
================================================================================

                       See Notes to Financial Statements.

20  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2000
================================================================================

INVESTMENT INCOME:
  Dividends                                                        $  3,994,668
  Interest                                                              517,855
  Less: Foreign withholding tax                                         (18,924)
--------------------------------------------------------------------------------
  Total Investment Income                                             4,493,599
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                            648,899
  Investment advisory fees (Note 2)                                     533,015
  Administration fees (Note 2)                                          353,587
  Shareholder and system servicing fees                                 241,269
  Registration fees                                                     101,499
  Shareholder communications                                             53,192
  Custody                                                                45,198
  Audit and legal                                                        38,662
  Trustees' fees                                                         13,330
  Other                                                                   3,630
--------------------------------------------------------------------------------
  Total Expenses                                                      2,032,281
  Less: Administration fee waiver (Note 2)                              (13,267)
--------------------------------------------------------------------------------
  Net Expenses                                                        2,019,014
--------------------------------------------------------------------------------
Net Investment Income                                                 2,474,585
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 3 AND 6):

  Realized Gain From:
    Security transactions (excluding short-term securities)           1,496,855
    Futures contracts                                                   958,710
--------------------------------------------------------------------------------
  Net Realized Gain                                                   2,455,565
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Futures Contracts:
    Beginning of year                                                38,051,635
    End of year                                                      (1,759,456)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (39,811,091)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (37,355,526)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(34,880,941)
================================================================================

                       See Notes to Financial Statements.

21  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets

================================================================================

For the Year Ended December 31, 2000, the Period Ended December 31, 1999 (a) and the Year Ended November 30, 1999


                                                    2000            1999(a)           1999
===============================================================================================
OPERATIONS:
  Net investment income                        $   2,474,585    $     148,464    $   1,318,812
  Net realized gain (loss)                         2,455,565             (679)       1,163,018
  (Increase) decrease in net unrealized
    depreciation                                 (39,811,091)      14,495,829       19,908,774
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets

    From Operations                              (34,880,941)      14,643,614       22,390,604
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (2,474,566)      (1,412,669)        (314,888)
  Net realized gains                              (3,560,877)          (6,236)      (1,040,165)
  Capital                                            (14,475)              --               --
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From

    Distributions to Shareholders                 (6,049,918)      (1,418,905)      (1,355,053)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares               267,298,274       30,011,242      221,497,229
  Net asset value of shares issued
    for reinvestment of dividends                  5,770,151        1,372,121        1,313,876
  Cost of shares reacquired                     (118,764,879)      (9,402,340)     (62,988,825)
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From

    Fund Share Transactions                      154,303,546       21,981,023      159,822,280
-----------------------------------------------------------------------------------------------
Increase in Net Assets                           113,372,687       35,205,732      180,857,831

NET ASSETS:
  Beginning of year                              273,060,521      237,854,789       56,996,958
-----------------------------------------------------------------------------------------------
  End of year*                                 $ 386,433,208    $ 273,060,521    $ 237,854,789
===============================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                  $        (216)   $        (235)   $   1,263,970
===============================================================================================

(a) For the period from December 1, 1999 to December 31, 1999 which reflects a change in the fiscal year end of the Fund.

                       See Notes to Financial Statements.

22  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements

================================================================================

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, formerly known as Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly known as Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- SB Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are cal-

23  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

culated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SSBC an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived a portion of its administration fees amounting to $13,267.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 11, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services ("PFPC") as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is

24  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

paid by CFTC. For the year ended December 31, 2000, the Fund paid transfer agent fees of $108,345 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2000, there were no brokerage commissions paid to SSB.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 152,491,095
--------------------------------------------------------------------------------
Sales                                                                 12,599,637
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 51,861,071
Gross unrealized depreciation                                       (53,347,217)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,486,146)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

25  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written covered call or put option contracts.

26  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Fund had the following open futures contracts:

                 # of                         Basis         Market    Unrealized
           Contracts to Buy    Expiration     Value         Value        Loss
================================================================================
S&P 500           59              3/01     $19,964,560   $19,691,250  $(273,310)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund had no securities on loan.

27  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Shares of Beneficial Interest

At December 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective September 11, 2000, the Fund adopted the renaming of existing Class A shares as Smith Barney S&P 500 Index Shares ("SB Shares") and existing Class D shares as Citi S&P 500 Index Shares ("Citi Shares").

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                           SB Shares               Citi Shares
================================================================================
Total Paid-In Capital                     $358,739,990             $30,358,711
================================================================================

Transactions in shares of the Fund were as follows:


                                 Year Ended                   Period Ended                  Year Ended
                             December 31, 2000             December 31, 1999+            November 30, 1999
                       ----------------------------    -------------------------    ----------------------------
                         Shares          Amount         Shares         Amount         Shares         Amount
================================================================================================================
SB Shares*
Shares sold            15,684,936    $ 226,996,751     1,668,984    $  24,427,204   14,264,265    $ 189,903,650
Shares issued on
  reinvestment            390,495        5,250,852        81,950        1,220,245       89,688        1,238,475
Shares reacquired      (6,179,929)     (89,480,683)     (636,484)      (9,359,074)  (3,247,873)     (43,738,536)
Net Increase            9,895,502    $ 142,766,920     1,114,450    $  16,288,375   11,106,080    $ 147,403,589
Citi Shares**
Shares sold             2,722,012    $  40,301,522       381,854    $   5,584,038    2,270,347    $  30,641,420
Shares issued on
  reinvestment             38,545          519,299        10,193          151,876        5,161           72,225
Shares reacquired      (1,971,517)     (29,284,195)       (2,964)         (43,266)  (1,441,526)     (19,250,289)
Net Increase              789,040    $  11,536,626       389,083    $   5,692,648      833,982    $  11,463,356

+ For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.

*     On September 5, 2000, Class A shares were renamed SB Shares.

**    On September 5, 2000, Class D shares were renamed Citi Shares.

28  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Financial Highlights

================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:


Citi Shares(1)                               2000(2)   1999(2)(3)     1999(4)     1998(5)
==========================================================================================
Net Asset Value, Beginning Year             $ 15.01     $ 14.28      $ 11.99     $11.00
Income (Loss) From Operations:
  Net investment income(6)                     0.14        0.01         0.17       0.03
  Net realized and unrealized gain (loss)     (1.52)       0.83         2.26       0.96
Total Income (Loss) From Operations           (1.38)       0.84         2.43       0.99
Less Distributions From:
  Net investment income                       (0.11)      (0.11)       (0.07)        --
  Net realized gains                          (0.13)         --        (0.07)        --
  Capital                                     (0.00)*        --           --         --
Total Distributions                           (0.24)      (0.11)       (0.14)        --
Net Asset Value, End of Year                $ 13.39     $ 15.01      $ 14.28     $11.99
Total Return                                  (9.20)%      5.91%++     20.29%      9.00%++
Net Assets, End of Year (000s)              $28,968     $20.626      $14,068     $1,810
Ratios to Average Net Assets:
  Expenses(6)(7)                               0.36%       0.36%+       0.34%      0.36%+
  Net investment income                        0.90        0.90+        1.08       1.33+
Portfolio Turnover Rate                           4%          0%           6%         4%

(1)   On September 5, 2000, Class A shares were renamed Citi shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(4)   For the year ended November 30, 1999.
(5)   For the period from January 5, 1998 (inception date) to November 30, 1998.
(6) The administrator has agreed to waive all or a portion of its fees for the year ended December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                             Per Share Decreases to    Expense Ratios Without
                             Net Investment Income    Waiver and Reimbursement
                             ---------------------    ------------------------
        2000                        $0.00*                     0.36%
        1999(3)                      0.00*                     0.53+
        1999(4)                      0.01                      0.43
        1998(5)                      0.02                      1.18+

(7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.39%.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


29  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Independent Auditors' Report

================================================================================

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 2000, the one month ended December 31, 1999, and for the year ended November 30 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of December 31, 2000, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year ended December 31, 2000, for the one month ended December 31, 2000, and for the year ended November 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
February 9, 2001

30  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

      o A corporate dividends received deduction of 100.00%.
      o Total long-term capital gain distributions paid of $2,865,710.

A total of 1.35% of the orindary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

31  Smith Barney S&P 500 Index Fund   |   2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
S&P 500 INDEX FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer


Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Travelers Investment
Management Co.

ADMINISTRATOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Stre--et, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund

--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY S&P 500 INDEX FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02240 2/01

--------------------------------------------------------------------------------

                                      CITI

                           INTERNATIONAL INDEX SHARES

         A Class of Shares of the Smith Barney International Index Fund

                RESEARCH SERIES ANNUAL REPORT DECEMBER 31, 2000

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[GRAPHIC] Research Series


Annual Report . December 31, 2000

SMITH BARNEY
INTERNATIONAL INDEX FUND

BARCLAYS GLOBAL FUND ADVISORS

Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

FUND OBJECTIVE

The Fund seeks long-term capital growth and diversification by approximating, before fees and expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free (MSCI EAFE
Free Index). The Fund seeks to replicate the performance of the MSCI EAFE Free Index by investing all of its assets in a "Master Portfolio." This Portfolio represents a sampling of securities similar to that of the MSCI EAFE Free Index, a market-value-weighted index which broadly represents the performance of the foreign stock markets.

What's Inside

Letter from the Chairman of the Smith Barney International Index Fund......1
Portfolio Environment and Outlook .........................................2
Smith Barney International Index Fund
Historical Performance ....................................................4
Statement of Assets and Liabilities .......................................5
Statement of Operations ...................................................6
Statements of Changes in Net Assets .......................................7
Notes to Financial Statements .............................................8
Financial Highlights .....................................................11
Independent Auditors' Report .............................................12
Master Investment Portfolio
Schedule of Investments ..................................................13
Statement of Assets and Liabilities ......................................26
Statement of Operations ..................................................27
Statements of Changes in Net Assets ......................................28
Notes to Financial Statements ............................................29
Independent Auditors' Report .............................................34

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
Chairman


Dear Shareholder:

We are pleased to present the annual report for the Smith Barney International Index Fund ("Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund does not buy individual securities directly. Instead, it invests all of its assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), rather than directly in a portfolio of securities. MIP is a registered open-end management investment company. The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the performance of the MSCI EAFE Free(R) Index ("Index").

The Master Portfolio invests in a sampling of securities that are selected and weighted to result in investment characteristics comparable to, and performance before fees and expenses that will correlate with, the performance of the Index. Under normal conditions, the Master Portfolio invests at least 90% of its assets in common stocks included in the Index. The Index is a broadly diversified index of approximately 1,100 securities that are listed on the stock exchanges of European countries and Australia, New Zealand, Hong Kong, Japan and Singapore and that is intended to represent broadly the performance of foreign stock markets. Please note that an investor cannot invest directly in an index.

The Master Portfolio's investment advisor is Barclays Global Fund Advisors ("BGFA"). The Master Portfolio follows an indexed or "passively managed" approach to investing. BGFA does not evaluate individual companies to identify attractive investment candidates. Instead, BGFA attempts to mirror the composition of the Index as closely as possible by adjusting the Master Portfolio periodically to reflect the companies included in the Index and their weightings.

Thank you for your investment in the Smith Barney International Index Fund.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 5, 2001

 1   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

PORTFOLIO ENVIRONMENT AND OUTLOOK

From their inception on September 18, 2000 through December 31, 2000, Citi International Index Shares produced a total return of negative 2.35%. In comparison, the MSCI EAFE Free Index ("Index") returned negative 2.15% over the same period. We attribute any differences in returns between the Fund and the Index to the effects of Fund expenses and transaction fees. In addition, the Master Portfolio does not mirror the Index exactly because, unlike the Index, the Master Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

2000: A Challenging Year

The year began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology (TMT) equities drove a very sharp rally of global markets. Year 2000 ("Y2K") technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of early 2000, however, were several trends that unnerved investors as the year progressed:

 . The U.S. Federal Reserve continued a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool equity market euphoria.

 . The European currency, the euro,/1/ continued its trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar before hitting bottom. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic.

 . Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment.

 . Subsequent interest rate increases moderated global growth expectations, causing several rounds of earnings downgrades, especially for high profile technology names.

These factors ultimately proved an insurmountable hurdle for international growth/2/ stocks, which significantly under-performed value/3/ stocks during the past year.

Select industry sectors incurred new challenges. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses, as well as capital spending.

Europe

European equity markets showed relatively good performance during much of the past year when measured in local currencies. Yet the fall of the euro dramatically lowered returns for U.S. dollar-based investors. The decline of the euro versus the dollar appears to be due to growth and interest rate differentials flattering the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank ("ECB"). The ECB intervened in the currency markets in order to stabilize the euro, and the currency has rebounded nearly 15% since its trough in the fall.

------------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

2 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

 2   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

The silver lining of the euro's decline has been the improvement in European export competitiveness. However, the potential for imported inflation clearly exists. Recent rounds of interest rate increases have cooled the uptick in economic activity. Nevertheless, Europe's growth is reducing the chronically high level of unemployment.

Asia

The Asian equity markets were relatively poor performers during the year. Several factors weighed on Asian markets. First, the monetary policy of many of Asian economies is tied to the U.S. interest rate cycle through currency links. As rates rose in the U.S., equity markets were pressured in Asia. Second, many of these markets have a high representation of technology shares, such as the Korean equity market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (such as Taiwan) caused regional investor concern.

In contrast with our optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The financial system is being rationalized. Several high profile bankruptcies of insurance and other companies are positive for the economy in the long run. In the short term, however, they are a stark reminder to the Japanese consumer and saver of the fragility of Japan's recovery.

Emerging Markets

Emerging markets suffered this year. While selected commodity prices firmed, benefiting the generally commodity-dependent export economies, investor aversion to heightened political risk in many less developed economies weighed on these markets.

Outlook for 2001

In the U.S., the moderation in the economy that began around mid-year has gathered momentum. The economic slowdown will likely extend into the first half of 2001. We are optimistic, however, that financial underpinnings will strengthen, and that the underlying pattern of productivity-driven growth will lift the expansion out of the doldrums before year-end 2001. (Of course, there are no guarantees that this will happen.)

In Europe, following a period of aggressive monetary tightening, the ECB should continue the trend into 2001, albeit at a more modest pace. We expect economic growth to slow relative to this year's robust pace. With spare capacity eroding, monetary conditions will have to tighten further to ensure that demand slows back to trend by 2002.

Over the past year in Japan, the country's economy has managed to expand in the face of substantial headwinds. However, the challenges in the future will become increasingly difficult. Fiscal consolidation will intensify, while foreign demand slows and the deflationary undertow persists. On the bright side, many Japanese corporations have become more profitable. Japanese companies have implemented the restructuring plans announced in early 1999 at more or less the promised pace. Labor costs have been cut (especially for manufacturers), along with interest costs. Looking forward, capital market reforms should compel companies to continue to raise returns on assets.

Three factors will likely dominate the emerging market outlook for 2001-2002:
The slowdown and eventual reacceleration in the industrial world; specific political, economic and credit risks in the emerging world; and changing patterns of leadership in the official sector. The near-term slowdown in the industrial world will be a drag on emerging economies. Investments are likely to outperform in places where fundamentals are expected to continue to improve, most notably in Russia. In Asia, currencies may depreciate, but sovereign credits such as Korea and Malaysia will probably outperform in the near term. In Latin America, Venezuela is likely to benefit from a combination of high oil prices and economic policies that are more effective than investors expect.

We thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

 3   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance - Citi International Index Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       ----------------------
                        Beginning       End       Income     Capital Gain       Total
Period Ended            of Period   of Period    Dividends   Distributions    Returns(1)
----------------------------------------------------------------------------------------
Inception** - 12/31/00   $10.14       $9.85        $0.00*        $0.00*         (2.35)%+
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Average Annual Total Returns
----------------------------------------------------------------------------------------
                               Without Sales Charges(1)      With Sales Charges(2)
----------------------------------------------------------------------------------------
Inception** through 12/31/00+          (2.35)%                    (3.81)%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Cumulative Total Return
----------------------------------------------------------------------------------------
                                                            Without Sales Charges(1)
----------------------------------------------------------------------------------------
Inception** through 12/31/00                                      (2.35)%
----------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and reflects the deduction of the 1.50% redemption fee. Effective September 5, 2000, Citi International Index shares ("Citi shares") will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.

*    Amount represents less than $0.01 per share.

**   Inception date for Citi shares is September 18, 2000.

+ Total return is not annualized, as it may not be representative of the total return for the year.

4   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


----------------------------------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
----------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                     December 31, 2000
----------------------------------------------------------------------------------------------------------
ASSETS:
     Investment in Master Portfolio, at value (Note 1)                                         $2,595,687
     Receivable for Fund shares sold                                                                  148
     Receivable from Administrator                                                                105,663
----------------------------------------------------------------------------------------------------------
     Total Assets                                                                               2,701,498
----------------------------------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                                              4,454
     Distribution fees payable                                                                      1,293
     Payable for Fund shares purchased                                                                124
     Accrued expenses                                                                              81,978
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                             87,849
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                               $2,613,649
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in capital                                                                           $2,837,426
     Overdistributed net investment income                                                         (6,420)
     Accumulated net realized loss from security transactions and foreign currencies              (54,017)
     Net unrealized depreciation of investments and foreign currencies                           (163,340)
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                               $2,613,649
----------------------------------------------------------------------------------------------------------
Shares Outstanding:
     SB Shares                                                                                    266,225
     Citi Shares                                                                                       15
----------------------------------------------------------------------------------------------------------
Net Asset Value:
   SB Shares                                                                                        $9.82
   Citi Shares*                                                                                     $9.85
----------------------------------------------------------------------------------------------------------

* Redemption price is NAV for shares purchased before September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 1.50% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase.

                       See Notes to Financial Statements.

 5   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
----------------------------------------------------------------------------------------------------------
Statement of Operations                                              For the Year Ended December 31, 2000
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
   Dividends (net of withholding tax of $2,757)                                                $   22,131
   Interest                                                                                         3,752
   Less: Expenses (Note 2)                                                                         (4,012)
----------------------------------------------------------------------------------------------------------
   Net Investment Income Allocated From Master Portfolio                                           21,871
----------------------------------------------------------------------------------------------------------
EXPENSES:
   Shareholder communications                                                                      55,583
   Registration fees                                                                               33,335
   Shareholder servicing fees                                                                      23,445
   Fund accounting and administration fees (Note 2)                                                18,492
   Audit and legal                                                                                 15,363
   Administration fees (Note 2)                                                                     2,498
   Distribution plan fees (Note 2)                                                                  3,320
   Trustees and meeting fees                                                                        2,727
   Other                                                                                           14,709
----------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                 169,472
   Less: Administration fee waiver (Note 2)                                                        (2,498)
         Expense reimbursement by Administrator (Note 2)                                         (156,915)
----------------------------------------------------------------------------------------------------------
   Total Waivers and Reimbursements                                                              (159,413)
----------------------------------------------------------------------------------------------------------
   Net Expenses                                                                                    10,059
----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                              11,812
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
   Realized Loss From:
     Security transactions                                                                        (46,881)
     Foreign currency transactions                                                                 (7,722)
----------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                                              (54,603)
----------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year                                                                             50,214
     End of year                                                                                 (163,340)
----------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                                       (213,554)
----------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                                   (268,157)
----------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                                          $(256,345)
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 6   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
-------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
For the Year Ended December 31, 2000
and Period Ended December 31, 1999(a)
                                                                        2000        1999

-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                     $   11,812    $   (120)
   Net realized gain (loss)                                            (54,603)        137
   (Increase) decrease in net unrealized depreciation                 (213,554)     50,214
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                  (256,345)     50,231
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (19,522)         --
   Net realized gain                                                      (773)         --
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (20,295)         --
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares                                  2,317,715     763,888
   Net asset value of shares issued for reinvestment of dividends       15,706          --
   Cost of shares reacquired                                          (257,251)         --
-------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               2,076,170     763,888
-------------------------------------------------------------------------------------------
Increase in Net Assets                                               1,799,530     814,119

NET ASSETS:
   Beginning of year                                                   814,119          --
-------------------------------------------------------------------------------------------
   End of year*                                                     $2,613,649    $814,119
-------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                $   (6,420)   $   (323)
-------------------------------------------------------------------------------------------
(a) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.


                       See Notes to Financial Statements.

 7   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
 1. Significant Accounting Policies

The Smith Barney International Index Fund ("Fund"), formerly known as Smith Barney EAFE Index Fund, is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests substantially all of its investable assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 2000, the value of the Fund's investment in the Master Portfolio was 2.45% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $3,291 and $(783), respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

 8   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.40% of the Fund's average daily net assets. This management fee includes an investment management and administration fee payable by the Master Portfolio (0.25% of the Master Portfolio's average daily net assets); and an administration fee payable by the Fund (0.15% of the Fund's average daily net assets). This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived all of its administration fees and has agreed to reimburse expenses of $156,915.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 5, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2000, the Fund paid transfer agent fees of $1,028 and $9,000 to CFTC and BFDS, respectively.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services to the Fund.

 9   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
 3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:


                                                  For the Year Ended         For the Period Ended
                                                  December 31, 2000+          December 31, 1999++
                                                 ----------------------      --------------------
SB Shares                                         Shares       Amount          Shares     Amount
-------------------------------------------------------------------------------------------------
Shares sold                                      219,380    $2,317,565         70,666   $763,888
Shares issued on reinvestment of dividends         1,588        15,705             --         --
Shares reacquired                                (25,409)     (257,250)            --         --
-------------------------------------------------------------------------------------------------
Net Increase                                     195,559    $2,076,020         70,666   $763,888
-------------------------------------------------------------------------------------------------
Citi Shares
-------------------------------------------------------------------------------------------------
Shares sold                                           15          $150             --         --
Shares issued on reinvestment of dividends           --*             1             --         --
Shares reacquired                                    --*            (1)            --         --
-------------------------------------------------------------------------------------------------
Net Increase                                          15          $150             --         --
-------------------------------------------------------------------------------------------------

+ For the Citi Shares, transactions are for the period from September 18, 2000 (inception date) to December 31, 2000.

++ For SB Shares, transactions are for the period from October 18, 1999 (inception date) to December 31, 1999.

*    Represents less than 0.05 shares.

 4. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, approximately $39,000 of capital loss carryforwards, expiring December 31, 2008, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

 10   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout the period ended December 31:

Citi Shares                                                             2000(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.14
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)(3)                                          0.01
   Net realized and unrealized loss                                    (0.30)
--------------------------------------------------------------------------------
Total Loss From Operations                                             (0.29)
--------------------------------------------------------------------------------
Less Distributions:
   Net investment income                                               (0.00)*
   Net realized gains                                                  (0.00)*
--------------------------------------------------------------------------------
Total Distributions                                                    (0.00)*
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $9.85
--------------------------------------------------------------------------------
Total Return                                                           (2.35)%++
--------------------------------------------------------------------------------
Net Assets, End of Period                                               $148
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)(4)(5)                                                    0.85%+
   Net investment income                                                0.35+
--------------------------------------------------------------------------------
Portfolio Turnover Rate(6)                                                45%
--------------------------------------------------------------------------------

(1)  For the period from September 18, 2000 (inception date) to December 31,
     2000.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) SSBC agreed to waive all of its administration fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SSBC has agreed to reimburse expenses amounting to $156,915 and $34,325 for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual annualized expense ratios would have been $703.08 and 25,050.27%, respectively.

(4)  As a result of an expense limitation, the expense ratio will not exceed
     0.85%.

(5)  This expense ratio includes expenses allocated from the Master Portfolio.

(6) This rate represents the portfolio turnover rate of the International Index Master Portfolio.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

 11   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities of Smith Barney International Index Fund (formerly Smith Barney EAFE Index Fund), a series of Smith Barney Investment Trust (the Fund), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from October 18, 1999 (commencement of operations) to December 31, 1999 and the financial highlights for Citi shares for the period September 18, 2000 (date of initial public offering) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney International Index Fund as of December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001

 12   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments                                                   December 31, 2000
-------------------------------------------------------------------------------------------

  SHARES                                           SECURITY                           VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS-- 98.28%
Australia -- 2.50%
   12,957   AMP Ltd.                                                             $  145,661
    6,243   Austrailian Gas & Light Co.                                              44,162
    2,560   Brambles Industries Ltd.                                                 59,776
   21,463   Broken Hill Proprietary Co. Ltd.                                        226,190
   18,227   Coca-Cola Amatil Ltd.                                                    47,445
   12,286   Coles Myer Ltd.                                                          47,649
   13,199   Commonwealth Bank of Australia                                          226,773
    5,287   Computershare Ltd.                                                       25,360
    2,340   CSL Ltd.                                                                 50,814
   21,927   CSR Ltd.                                                                 57,039
   26,796   Foster's Brewing Group Ltd                                               70,315
  131,887   Gandel Retail Trust                                                      82,707
   30,115   General Property                                                         46,326
    4,971   Lend Lease Corp. Ltd.                                                    46,263
   16,552   National Australia Bank Ltd.                                            265,112
   23,452   News Corp. Ltd.                                                         182,534
    2,898   OneSteel Ltd.+                                                            1,531
   20,650   Orica Ltd.                                                               66,127
    8,426   QBE Insurance Group Ltd.                                                 46,330
    4,817   Rio Tinto Ltd.                                                           78,833
   18,130   Santos Ltd.                                                              60,677
   15,047   Southcorp Ltd.                                                           40,940
    8,666   TABCORP Holdings Ltd.                                                    52,871
   90,012   Telstra Corp Ltd.                                                       321,424
    5,506   Wesfarmers Ltd.                                                          49,534
   24,939   Westfield Trust                                                          47,085
   18,543   Westpac Banking Corp. Ltd.                                              136,017
   16,164   WMC Ltd.                                                                 68,809
   10,431   Woolworths Ltd.                                                          48,829
-------------------------------------------------------------------------------------------
                                                                                  2,643,133
-------------------------------------------------------------------------------------------
Austria --  0.22%
    1,747   Bank Austria AG                                                          95,981
      534   Oesterreichische Elektrizitaetswirtschafts AG "A"                        54,070
    1,056   OMV AG                                                                   81,679
-------------------------------------------------------------------------------------------
                                                                                    231,730
-------------------------------------------------------------------------------------------
Belgium --  0.94%
    1,922   AGFA Gevaert NV                                                          45,752
      984   Colruyt NV                                                               43,360
    1,256   Delhaize "Le Lion" SA                                                    59,644
       64   Dolmen Computer Applications NV+                                            960
      589   Electrabel SA                                                           132,974
    7,576   Fortis "B"                                                              245,759
      355   Groupe Bruxelles Lambert SA                                              84,206
    1,895   Interbrew+                                                               65,949
    3,450   KBC Bankverzekerings Holding NV                                         149,210
        1   PetroFina SA+                                                               563
    1,512   Solvay SA                                                                84,204
    2,324   UCB SA                                                                   86,022
-------------------------------------------------------------------------------------------
                                                                                    998,603
-------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

 13  Smith Barney International Index Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
  SHARES                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------
Denmark -- 0.85%

       10   A/S Dampskibsselskabet Svendborg "B"                                 $  116,900
       14   D/S 1912 "B"                                                            121,425
    8,500   Danske Bank A/S                                                         152,787
      300   Group 4 Falck A/S                                                        39,972
      600   ISS A/S+                                                                 40,802
      938   Novo Nordisk A/S "B"                                                    168,016
    1,438   Novozymes A/S "B"+                                                       28,740
    2,600   Tele Danmark A/S                                                        105,889
    1,290   Vestas Wind Systems A/S 144A                                             69,725
    1,200   William Demant Holding                                                   55,056
-------------------------------------------------------------------------------------------
                                                                                    899,312
-------------------------------------------------------------------------------------------
Finland -- 2.71%
   55,024   Nokia OYJ                                                             2,450,417
      623   Pohjola Group Insurance Corp. "B"                                        27,452
      800   Sampo-Leonia Insurance "A"                                               43,127
    9,060   Sonera Group OYJ                                                        163,938
    1,200   Stonesoft OYJ+                                                           17,292
    1,471   Tietoenator OYJ                                                          41,788
    3,600   UPM-Kymmene OYJ                                                         123,363
-------------------------------------------------------------------------------------------
                                                                                  2,867,377
-------------------------------------------------------------------------------------------
France -- 11.37%
    2,802   Accor SA                                                                118,216
    1,127   Air Liquide                                                             167,897
   14,093   Alcatel SA "A"                                                          799,380
    8,975   Aventis SA                                                              786,757
    4,484   AXA UAP                                                                 647,412
    5,163   BNP Parisbas SA                                                         452,593
    4,039   Bouygues SA                                                             182,711
    1,465   Cap Gemini SA                                                           235,969
    8,036   Carrefour Supermarche SA                                                504,035
    1,050   Compagnie de Saint Gobain                                               164,695
    2,102   Compagnie Generale des Etablissements Michelin "B"                       75,972
    1,378   Dassault Systemes SA                                                     94,312
      211   Essilor International SA                                                 68,744
    1,095   Etablissements Economiques du Casino Guichard-Perrachon SA              110,259
   11,925   France Telecom SA                                                     1,028,027
    1,735   Groupe Danone                                                           261,240
    1,388   Lafarge SA                                                              116,208
    1,738   Lagardere S.C.A.                                                        100,701
    7,815   L'Oreal SA                                                              668,951
    5,607   LVMH                                                                    370,608
    1,247   Pechiney SA "A"                                                          56,925
      995   Pernod Ricard                                                            68,565
    1,357   Pinault-Printemps-Redoute SA                                            291,219
      610   PSA Peugeot Citroen                                                     138,573
    1,884   Publicis Groupe                                                          63,571
      517   Sagem SA                                                                 69,023
    8,548   Sanofi-Synthelabo SA                                                    569,006
    1,934   Schneider SA                                                            140,887

                       See Notes to Financial Statements.

 14   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------

  SHARES                               SECURITY                                    VALUE
-------------------------------------------------------------------------------------------
France -- 11.37% (continued)
       73   Societe EuroFrance SA                                                $   52,973
    5,012   Societe Generale "A"                                                    311,074
      429   Sodexho Alliance SA                                                      79,356
   10,358   STMicroelectronics NV                                                   451,568
      275   Suez Lyonnaise - Strip VVPR+                                                  3
    1,921   Suez Lyonnaise des Eaux SA                                              350,301
    2,169   Thales/Ex Thomson CSF                                                   103,812
    8,655   Total SA "B"                                                          1,285,336
      337   Union Du Credit Bail Immobil                                             53,617
    3,368   Usinor SA                                                                44,397
    1,268   Valeo SA                                                                 56,540
    1,219   Vinci SA                                                                 74,858
   12,461   Vivendi Universal SA*                                                   818,964
-------------------------------------------------------------------------------------------
                                                                                 12,035,255
-------------------------------------------------------------------------------------------
Germany -- 8.39%
      700   Adidas AG                                                                43,315
    2,749   Allianz AG                                                            1,027,322
    7,300   BASF AG                                                                 329,681
    8,450   Bayer AG                                                                442,619
    5,000   Bayerische Hypo-und Vereinsbank AG                                      282,672
    1,094   Beiersdorf AG                                                           114,363
    2,728   Continental AG                                                           43,736
   11,996   DaimlerChrysler AG                                                      503,184
    7,088   Deutsche Bank AG                                                        594,826
    4,828   Deutsche Lufthansa AG                                                   124,252
   35,499   Deutsche Telekom AG                                                   1,068,353
    6,150   Dresdner Bank AG                                                        267,828
      678   EM TV & Merchandising AG+                                                 3,750
      800   Epcos AG+                                                                69,379
    1,187   Fresenius Medical Care AG                                                96,820
    1,500   Gehe AG                                                                  56,562
    1,110   Heidelberger Zement AG                                                   50,993
    1,818   Karstadtquelle AG                                                        56,077
    1,762   Linde AG                                                                 85,406
    1,748   MAN AG                                                                   44,412
    2,473   Merck KGaA                                                              108,972
    3,981   Metro AG                                                                185,873
    2,073   Muenchener Rueckversicherungs-Gesellschaft AG "Reg"                     740,606
    2,615   Preussag AG                                                              94,390
    5,998   RWE AG                                                                  268,800
    2,173   SAP AG                                                                  249,141
    2,667   Schering AG                                                             151,277
    6,866   Siemens AG*                                                             896,060
    6,905   Thyssen Krupp AG                                                        106,818
    8,576   Veba AG                                                                 521,019
    3,821   Volkswagen AG                                                           199,502
    3,687   WCM Beteiligungs & Grundbesi AG                                          54,617
-------------------------------------------------------------------------------------------
                                                                                  8,882,625
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 15   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
Hong Kong -- 2.09%
   23,000   Bank of East Asia Ltd.                                               $   59,418
   42,000   Cathay Pacific Airways Ltd.                                              77,540
   23,500   CLP Holdings Ltd.                                                       117,202
   16,000   Esprit Holdings Ltd.                                                     13,642
   22,000   Hang Seng Bank Ltd                                                      296,162
   18,000   Henderson Land Development Co. Ltd.                                      91,618
   60,060   Hong Kong & China Gas Co. Ltd.                                           88,168
   48,700   Hutchison Whampoa Ltd.                                                  607,206
   45,500   Johnson Electric Holdings Ltd.                                           70,002
   34,000   Li & Fung Ltd.                                                           61,900
   36,000   New World Development Co Ltd                                             43,618
  169,591   Pacific Century Cyberworks Ltd.+                                        109,810
   40,000   Shangri-La Asia Ltd.                                                     43,336
   28,000   Sun Hung Kai Properties Ltd.                                            279,110
   19,500   Swire Pacific Ltd. "A"                                                  140,628
    6,000   Television Broadcasts Ltd.                                               31,539
   32,000   Wharf Holdings Ltd.                                                      77,744
-------------------------------------------------------------------------------------------
                                                                                  2,208,643
-------------------------------------------------------------------------------------------
Ireland -- 0.31%
    8,668   Allied Irish Banks PLC                                                  100,771
    3,725   CRH PLC                                                                  69,219
   17,419   Eircom PLC                                                               44,911
    5,332   Irish Life & Permanent PLC                                               64,979
    3,985   Kerry Group PLC "A"                                                      48,214
-------------------------------------------------------------------------------------------
                                                                                    328,094
-------------------------------------------------------------------------------------------
Italy -- 4.71%
   17,000   Alitalia SpA+                                                            30,522
    4,200   Arnoldo Mondadori Editore SpA                                            38,983
   14,094   Assicurazioni Generali SpA*                                             558,945
    4,000   Autogrill SpA                                                            49,128
   15,000   Autostrade SpA                                                           99,146
   81,974   Banca di Roma SpA                                                        88,843
   60,043   Banca Intesa SpA*                                                       288,224
   35,233   Benetton Group SpA                                                       73,334
    6,022   Beni Stabili SpA                                                          2,902
   20,250   Bipop Carire SpA                                                        131,949
    4,250   Bulgari SpA*                                                             52,198
   69,814   Enel SpA                                                                270,983
   95,554   ENI SpA*                                                                609,185
    5,381   Fiat SpA                                                                132,481
    4,800   Gruppo Editoriale L'Espresso                                             41,492
    7,750   Italgas SpA+                                                             78,400
   14,390   Mediaset SpA                                                            171,476
    8,661   Mediobanca Banca SpA                                                     98,091
   32,500   Parmalat Finanziaria SpA                                                 52,562
   26,078   Pirelli SpA                                                              92,663
    9,100   Riunione Adriatica di Sicurta SpA                                       141,712
   16,843   San Paolo - IMI SpA*                                                    271,924
   95,849   Telecom Italia Mobile SpA*                                              763,840

                       See Notes to Financial Statements.

 16   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
  SHARES                                    SECURITY                                VALUE
-------------------------------------------------------------------------------------------
Italy -- 4.71% (continued)
   10,464   Telecom Italia SpA*                                                  $   62,787
   42,885   Telecom Italia SpA "A"*                                                 473,635
   59,634   Unicredito Italiano SpA*                                                311,421
-------------------------------------------------------------------------------------------
                                                                                  4,986,826
-------------------------------------------------------------------------------------------
Japan -- 22.40%
    1,800   Acom Co. Ltd.                                                           132,686
    1,200   Advantest Corp.                                                         112,277
    8,000   Ajinomoto Co. Inc.                                                      103,882
    2,000   Alps Electric Co Ltd                                                     30,465
    5,000   Amada Co. Ltd.                                                           37,164
   36,000   Asahi Bank Ltd. (The)                                                   122,454
    7,000   Asahi Breweries Ltd.                                                     71,310
   14,000   Asahi Glass Co. Ltd.                                                    115,443
   18,000   Asahi Kasei Corp.                                                       103,568
   11,000   Bank of Fukuoka Ltd.                                                     46,939
   55,000   Bank of Tokyo-Mitsubishi Ltd.                                           546,827
   16,000   Bank of Yokohama Ltd.                                                    72,613
    1,500   Benesse Corporation                                                      55,614
   11,000   Bridgestone Corp.                                                       100,035
   10,000   Canon Inc.                                                              349,773
    6,000   Casio Computer Co. Ltd.                                                  50,630
       22   Central Japan Railway Co.                                               135,240
    4,000   Chugai Pharmaceutical Co. Ltd.                                           66,457
   13,000   Chuo Mitsui Trust & Banking Co. Ltd.                                     40,014
    5,000   Citizen Watch Co. Ltd.                                                   36,420
    2,200   Credit Saison Co Ltd                                                     47,036
    1,100   CSK Corp.                                                                15,986
    9,000   Dai Nippon Printing Co. Ltd.                                            133,867
    4,000   Daiichi Pharmaceutical Co. Ltd.                                         118,923
    4,000   Daikin Industries Ltd.                                                   76,950
   14,000   Dainippon Ink & Chemical Inc.                                            41,623
    2,500   Daito Trust Construction Co. Ltd.                                        44,815
   29,000   Daiwa Bank Ltd. (The)                                                    47,421
    9,000   Daiwa House Industry Co. Ltd.                                            55,877
   16,000   Daiwa Securities Group Inc.                                             166,912
   10,000   Denso Corp.                                                             215,985
       44   East Japan Railway Co.                                                  257,782
    5,000   Ebara Corporation                                                        54,259
    4,000   Eisai Co. Ltd.                                                          139,909
    2,800   Fanuc Ltd.                                                              190,241
    6,000   Fuji Photo Film Co.                                                     250,787
      400   Fuji Soft ABC Inc.                                                       25,778
        6   Fuji Television Network Inc.                                             41,763
    5,000   Fujikura Ltd.                                                            37,426
   24,000   Fujitsu Ltd.                                                            353,410
    8,000   Furukawa Electric Co. Ltd.                                              139,559
    9,000   Gunma Bank Ltd                                                           43,993
   19,000   Ishikawajima - Harima Heavy Industries Co. Ltd.+                         40,538
      600   Hirose Electric Co. Ltd.                                                 57,713

                       See Notes to Financial Statements.

 17   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
  SHARES                               SECURITY                                     VALUE
-------------------------------------------------------------------------------------------
Japan -- 22.40% (continued)

   40,000   Hitachi Ltd.                                                         $  356,068
   12,000   Honda Motor Co. Ltd.                                                    447,010
    1,400   Hoya Corp.                                                              102,833
    3,000   Isetan Co. Ltd.                                                          31,611
   18,000   Itochu Corp.+                                                            83,736
    5,000   Ito-Yokado Co. Ltd.                                                     249,213
   22,000   Japan Airlines Co. Ltd.                                                 100,613
       24   Japan Tobacco Inc.                                                      185,939
   16,000   Joyo Bank Ltd.                                                           50,787
    4,000   Jusco Co. Ltd.                                                           86,744
   18,000   Kajima Corp.                                                             49,894
    7,000   Kaneka Corp.                                                             66,168
    9,800   Kansai Electric Power Co. Inc.                                          166,161
    7,000   Kao Corp.                                                               203,218
   49,000   Kawasaki Steel Corp.                                                     50,558
   14,000   Keihin Electric Express Railway Co. Ltd.                                 55,579
    6,000   Kinden Corp.                                                             34,365
   17,000   Kinki Nippon Railway Co. Ltd.                                            70,759
   13,000   Kirin Brewery Co. Ltd.                                                  116,290
   14,000   Komatsu Ltd.                                                             61,823
    1,400   Konami Company Ltd.                                                     104,914
    5,000   Konica Corp.                                                             40,880
   20,000   Kubota Corp.                                                             60,860
    6,000   Kuraray Co. Ltd.                                                         56,033
    2,300   Kyocera Corp.                                                           250,796
    7,000   Kyowa Hakko Kogyo Co. Ltd.                                               48,356
   22,000   Marubeni Corp.+                                                          51,942
    5,000   Marui Co. Ltd.                                                           75,420
   24,000   Matsushita Electric Industrial Co. Ltd.                                 572,928
    6,000   Minebea Co. Ltd.                                                         55,509
   29,000   Mitsubishi Chemical Corp.                                                76,328
   18,000   Mitsubishi Corp.                                                        132,529
   27,000   Mitsubishi Electric Corp.                                               165,977
   15,000   Mitsubishi Estate Co. Ltd.                                              160,022
   40,000   Mitsubishi Heavy Industries Ltd.                                        174,188
   18,000   Mitsubishi Materials Corp.                                               42,970
   11,000   Mitsubishi Rayon Co.                                                     32,486
   16,000   Mitsubishi Trust & Banking Corp.                                        109,968
   18,000   Mitsui & Co. Ltd.                                                       113,170
   10,000   Mitsui Fudosan Co. Ltd.                                                  99,248
   11,000   Mitsui Marine & Fire Insurance Co. Ltd.                                  63,003
    7,000   Mitsui Mining & Smelting Co.                                             53,865
      102   Mizuho Holding Inc.                                                     631,480
    2,800   Murata Manufacturing Co. Ltd.                                           328,087
   19,000   NEC Corp.                                                               347,236
    4,000   NGK Insulators Ltd.                                                      52,921
    3,000   NGK Spark Plug Co. Ltd.                                                  43,809
      900   Nidec Corp.*                                                             42,497
    5,000   Nikon Corp.                                                              53,428
    1,700   Nintendo Co. Ltd.                                                       267,427

                       See Notes to Financial Statements.

 18   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------

  SHARES                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------
Japan -- 22.40% (continued)
    3,000   Nippon COMSYS Corp.                                                  $   53,777
   14,000   Nippon Express Co. Ltd.                                                  84,470
    4,000   Nippon Meat Packers Inc.                                                 54,425
   20,000   Nippon Mitsubishi Oil Corp.                                              96,188
   13,000   Nippon Paper Industries Co.                                              77,414
    5,000   Nippon Sheet Glass Co. Ltd.                                              60,948
   83,000   Nippon Steel Corp.                                                      137,174
      149   Nippon Telegraph & Telephone Corp.                                    1,072,289
   18,000   Nippon Yusen Kabushiki Kaisha                                            74,291
   47,000   Nissan Motor Co. Ltd.+                                                  270,429
    2,200   Nissin Food Products                                                     53,673
    2,200   Nitto Denko Corp.                                                        59,636
   23,000   Nomura Securities Co. Ltd.                                              413,301
    8,000   NSK Ltd.                                                                 48,898
   12,000   Obayashi Corp.                                                           51,626
   14,000   Oji Paper Co. Ltd.                                                       72,227
    4,000   Olympus Optical Co. Ltd.                                                 69,080
    4,000   Omron Corp.                                                              83,071
    1,300   Oriental Land Co. Ltd.                                                   86,962
    1,000   Orix Corp.                                                              100,210
   31,000   Osaka Gas Co. Ltd.                                                       94,063
    3,000   Pioneer Electronic Corp.                                                 80,011
    1,500   Promise Co. Ltd.                                                        106,244
    1,400   Rohm Co. Ltd.                                                           265,652
   49,000   Sakura Bank Ltd.                                                        295,646
    6,000   Sankyo Co. Ltd.                                                         143,756
   23,000   Sanyo Electric Co. Ltd.                                                 191,063
    2,500   Secom Co. Ltd.                                                          162,863
   10,000   Sekisui House Ltd.                                                       91,378
    7,000   Seventy Seven Bank Ltd                                                   39,848
   14,000   Sharp Corp.                                                             168,696
      300   Shimamura Co. Ltd.                                                       16,448
    2,300   Shimano Inc.                                                             45,151
   14,000   Shimizu Corp.                                                            41,378
    5,000   Shin-Etsu Chemical Co. Ltd.                                             192,375
    5,000   Shionogi & Co. Ltd.                                                     101,872
    7,000   Shiseido Co.                                                             78,043
    9,000   Shizuoka Bank Ltd.                                                       81,768
    2,000   Skylark Co.                                                              55,964
      900   SMC Corp.                                                               115,687
    3,900   Softbank Corp.                                                          135,388
   10,700   Sony Corp.                                                              739,157
   37,000   Sumitomo Bank Ltd. (The)                                                379,513
   21,000   Sumitomo Chemical Co. Ltd.                                              104,118
   13,000   Sumitomo Corp.                                                           93,441
    8,000   Sumitomo Electric Industries                                            131,094
   10,000   Sumitomo Marine & Fire Insurance Co. Ltd.                                64,446
    8,000   Sumitomo Metal Mining Co. Ltd.                                           41,833
    4,000   Taisho Pharmaceutical Co. Ltd.                                          108,080
    2,000   Taiyo Yuden Co. Ltd.                                                     66,807

                       See Notes to Financial Statements.

 19   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
  SHARES                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------
Japan -- 22.40% (continued)
    3,000   Takara Shuzo Co. Ltd.                                                $   52,361
    6,000   Takashimaya Co. Ltd.                                                     40,766
   10,000   Takeda Chemical Industries                                              591,116
    2,100   Takefuji Corp.                                                          132,214
   13,000   Teijin Ltd.                                                              67,068
    3,100   Terumo Corp.                                                             67,768
   22,000   Tobu Railway Co. Ltd.                                                    64,638
      400   Toho Co. Ltd.                                                            55,124
    6,200   Tohoku Electric Power Co. Inc.                                           82,786
   29,000   Tokai Bank Ltd.                                                         125,524
   18,000   Tokio Marine & Fire Insurance Co. Ltd.                                  206,033
    1,000   Tokyo Broadcasting System                                                29,556
   14,700   Tokyo Electric Power Co. Inc.                                           364,414
    2,100   Tokyo Electronics Ltd.                                                  115,320
   32,000   Tokyo Gas Co. Ltd.                                                       94,579
   15,000   Tokyu Corp.                                                              80,798
    9,000   Toppan Printing Co. Ltd.                                                 78,305
   20,000   Toray Industries Inc.                                                    75,202
   39,000   Toshiba Corp.                                                           260,547
    4,000   Tostem Corp.                                                             49,633
    6,000   Toto Ltd.                                                                42,760
    1,000   Toyo Information Systems                                                 49,668
    3,000   Toyo Seikan Kaisha Ltd.                                                  48,793
   43,600   Toyota Motor Corp.                                                    1,391,572
      200   Trans Cosmos Inc.                                                         8,657
    1,300   Uni-Charm Corp.                                                          65,932
    3,000   Uny Co Ltd                                                               32,004
    6,000   Wacoal Corp.                                                             49,948
    4,000   Yamanouchi Pharmaceutical Co. Ltd.                                      172,788
    6,000   Yamato Transport Co. Ltd.                                               110,179
    5,000   Yokogawa Electric                                                        42,192
-------------------------------------------------------------------------------------------
                                                                                 23,706,127
-------------------------------------------------------------------------------------------
Netherlands -- 5.72%
   17,406   ABN AMRO Holding NV                                                     395,247
   15,672   Aegon NV                                                                647,385
    3,586   Akzo Nobel NV                                                           192,309
    5,067   ASM Lithography Holding NV+*                                            114,916
    1,498   Burhmann NV                                                              40,097
    9,276   Elsevier NV                                                             136,190
    6,034   Getronics NV                                                             35,414
    1,677   Hagemeyer NV                                                             37,341
    3,807   Heineken NV                                                             230,038
   11,057   ING Groep NV                                                            881,980
    9,155   Koninklijke Ahold NV*                                                   294,921
   15,121   Philips Electronics NV                                                  553,175
    1,900   QIAGEN NV+                                                               68,582
   25,030   Royal Dutch Petroleum Co.                                             1,531,448
   14,635   Royal KPN NV                                                            168,221
    5,882   TNT Post Group NV                                                       142,058

                       See Notes to Financial Statements.

 20   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------
SHARES                                               SECURITY                         VALUE
-------------------------------------------------------------------------------------------
Netherlands -- 5.72% (continued)
    6,643   Unilever NV - CVA                                                    $  419,777
    3,083   VOPAK                                                                    64,746
    3,728   Wolters Kluwer NV - CVA                                                 101,500
-------------------------------------------------------------------------------------------
                                                                                  6,055,345
-------------------------------------------------------------------------------------------
New Zealand -- 0.05%
   24,158   Telecom Corp. of New Zealand Ltd                                         51,396
-------------------------------------------------------------------------------------------
Norway-- 0.43%
    5,800   Christiania Bank Og Kreditkasse                                          32,518
   14,300   DnB Holding ASA                                                          76,935
    4,315   Norsk Hydro ASA                                                         182,298
    4,312   Orkla ASA+                                                               84,981
    5,900   Telenor ASA+                                                             25,661
    2,600   Tomra Systems ASA+                                                       50,357
-------------------------------------------------------------------------------------------
                                                                                    452,750
-------------------------------------------------------------------------------------------
Portugal -- 0.60%

   23,673   Banco Comercial Portugues SA "R"                                        125,401
    4,483   Banco Espirito Santo e Comercial de Lisboa SA                            75,234
    6,621   Brisa-Auto Estradas de Portugal SA                                       58,971
    2,292   Cimentos De Portugal SA                                                  57,160
   34,855   Electricidade de Portugal SA                                            115,028
   16,327   Portugal Telecom                                                        149,093
   40,525   Sonae SGPS SA                                                            45,593
    2,291   Sonae SGPS SA - New Shares+                                               2,513
-------------------------------------------------------------------------------------------
                                                                                    628,993
-------------------------------------------------------------------------------------------
Singapore -- 0.96%

   38,000   Capitaland Ltd.+                                                         65,732
   15,000   Chartered Semiconductor Manufacturing+                                   40,997
   15,000   City Developments Ltd.                                                   69,624
   16,652   DBS Group Holdings Ltd.                                                 188,191
   16,350   Oversea-Chinese Banking Corp Ltd. - Ordinary Shares                     121,615
   15,000   Singapore Airlines Ltd.                                                 148,763
    5,000   Singapore Press Holdings Ltd.                                            73,805
   38,000   Singapore Technologies Engineering Ltd.                                  61,131
   70,000   Singapore Telecommunications Ltd.                                       108,577
   14,392   United Overseas Bank Ltd.                                               107,880
    4,000   Venture Manufacturing Ltd.                                               26,754
-------------------------------------------------------------------------------------------
                                                                                  1,013,069
-------------------------------------------------------------------------------------------
Spain -- 2.99%
    5,342   Altadis SA                                                               82,639
    7,939   Autopistas Concesionaria Espanola SA                                     69,296
   37,204   Banco Bilbao Vizcaya SA                                                 552,859
   54,283   Banco Santander Central Hispano SA                                      580,182
   13,176   Endesa SA                                                               224,209
    2,945   Fomento de Construcciones y Contratas SA                                 55,774
    6,235   Gas Natural SDG SA                                                      113,405
   11,954   Iberdrola SA                                                            149,620
   16,467   CRepsol YPF SA                                                          262,766

                       See Notes to Financial Statements.

 21   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------

SHARES                                   SECURITY                                   VALUE
-------------------------------------------------------------------------------------------
Spain -- 2.99% (continued)
    4,180   Sociedad General de Aguas de Barcelona SA                            $   50,986
   51,103   Telefonica SA+                                                          843,245
    4,548   Union Electrica Fenosa SA                                                83,361
    6,980   Zardoya Otis SA                                                          61,187
    2,226   Zeltia SA+                                                                6,428
    2,226   Zeltia SA - Rights+                                                      25,983
-------------------------------------------------------------------------------------------
                                                                                  3,161,940
-------------------------------------------------------------------------------------------
Sweden -- 2.70%
    4,800   ASSA Abloy AB "B"                                                        93,828
    2,419   Atlas Copco AB "B"                                                       52,924
    2,450   Drott AB "B"                                                             33,745
    5,594   Electrolux AB "B"                                                        72,603
   10,076   Hennes & Mauritz AB "B"                                                 155,862
    2,025   NetCom AB "B"+                                                           84,102
   34,683   Nordea AB                                                               262,738
    1,450   OM Gruppen AB                                                            35,795
    3,895   Sandvik AB                                                               93,676
    4,665   Securitas AB "B"                                                         86,494
   12,120   Skandia Forsakrings AB                                                  197,110
    9,300   Skandinaviska Enskilda Banken (SEB) "A"                                 102,474
    1,888   Skanska AB "A"                                                           78,012
    3,625   Svenska Cellulosa AB "B"                                                 77,005
    7,900   Svenska Handelsbanken AB "B"                                            135,175
   16,628   Swedish Match AB                                                         64,831
   90,008   Telefonakfiebolaget Ericsson AB "B"                                   1,025,146
   17,800   Telia AB+                                                                91,465
    5,102   Volvo AB "B"                                                             84,596
    6,155   WM-Data AB "B"                                                           29,541
-------------------------------------------------------------------------------------------
                                                                                  2,857,122
-------------------------------------------------------------------------------------------
Switzerland -- 7.12%
    3,643   ABB Ltd.                                                                388,055
      220   Adecco SA                                                               138,369
    3,508   Credit Suisse Group                                                     666,233
       65   Gebruder Sulzer AG+                                                      46,854
       93   Givaudan - Foreign Registered+                                           24,573
      204   Holderbank Financiere Glarus AG                                          66,669
       81   Holderbank Financiere Glarus AG "B"                                      97,395
       64   Kudelski SA Bearer+                                                      71,034
      100   Lonza AG                                                                 58,085
      454   Nestle SA                                                             1,058,190
      844   Novartis AG                                                           1,491,019
       82   Roche Holding AG - Genusshein                                           834,790
       19   Roche Holding AG-Bearer                                                 235,486
       38   Schindler Holding AG                                                     59,727
      165   Schweizerische Rueckversicherungs-Reg                                   395,267
       10   SGS Societe Generale de Surveillance "B"                                 14,491
      200   Swatch Group AG                                                          52,166
       47   Swatch Group AG "B"                                                      58,687
      908   Swisscom AG                                                             235,993

                       See Notes to Financial Statements.

 22   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


-------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       December 31, 2000
-------------------------------------------------------------------------------------------

SHARES                                     SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
Switzerland -- 7.12% (continued)
    1,513   Syngenta AG+                                                         $   81,166
    5,184   UBS AG "Reg"                                                            845,487
      200   Unaxis Holding AG "R"+                                                   45,013
      951   Zurich Financial Services AG                                            572,916
-------------------------------------------------------------------------------------------
                                                                                  7,537,665
-------------------------------------------------------------------------------------------
United Kingdom -- 21.22%
     16,720   Abbey National PLC                                                    304,441
      8,919   AMVESCAP PLC                                                          183,048
     11,906   Arm Holdings PLC+                                                      89,987
     20,518   AstraZeneca PLC                                                     1,034,360
      5,916   AWG PLC                                                                50,811
     12,784   BAA PLC                                                               118,009
     36,789   BAE Systems PLC                                                       209,914
     19,283   Barclays PLC                                                          596,797
     12,240   Bass PLC                                                              133,281
      8,115   BBA Group PLC                                                          44,849
     41,786   BG Group PLC                                                          163,530
      8,818   Blue Circle Industries PLC                                             58,089
      6,753   BOC Group PLC                                                         102,584
     11,868   Boots Co. PLC                                                         107,958
    262,698   BP Amoco PLC                                                        2,118,922
     14,286   British Airways PLC                                                    83,329
     26,410   British American Tobacco PLC                                          201,088
      7,760   British Land Co. PLC                                                   55,058
     21,609   British Sky Broadcasting Group PLC+                                   361,828
     76,648   British Telecommunications PLC                                        654,873
      7,064   Bunzl PLC                                                              43,261
     24,486   Cadbury Schweppes PLC                                                 169,340
      9,565   Canary Wharf Finance PLC+                                              69,650
      8,619   Capita Group PLC                                                       64,371
      9,248   Carlton Communications PLC                                             84,402
      3,550   Celltech Group PLC+                                                    62,730
     47,021   Centrica PLC                                                          182,084
     25,730   CGU PLC                                                               415,843
     15,278   Chub PLC+                                                              36,056
      7,717   CMG PLC                                                               103,165
     51,927   Corus Group PLC                                                        54,684
     39,451   Diageo PLC                                                            441,958
     24,969   Dixons Group PLC                                                       83,544
      5,851   Electrocomponents PLC                                                  57,856
     10,180   EMI Group PLC                                                          83,632
      4,280   Exel PLC                                                               60,734
      9,548   GKN PLC "B"                                                           100,831
     71,788   Glaxo Smithkline PLC+                                               2,026,637
     26,888   Granada Compass PLC                                                   292,584
     12,943   Great Universal Stores PLC                                            101,595
     26,640   Halifax Group PLC                                                     264,021
      8,871   Hanson PLC                                                             60,820
     21,079   Hays PLC                                                              121,535

                       See Notes to Financial Statements.

 23   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


---------------------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
---------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                         December 31, 2000
---------------------------------------------------------------------------------------------
SHARES                                    SECURITY                                    VALUE
---------------------------------------------------------------------------------------------
United Kingdom -- 21.22%
   25,162   Hilton Group PLC                                                     $     78,551
  106,781   HSBC Holdings PLC                                                       1,571,058
   10,723   Imperial Chemical Industries PLC                                           88,413
   16,708   International Power PLC+                                                   62,642
   43,730   Invensys PLC                                                              102,223
   23,424   J Sainsbury PLC                                                           138,904
    3,522   Johnson Matthey PLC                                                        55,501
    9,227   Kidde PLC+                                                                  9,924
   17,676   Kingfisher PLC                                                            131,419
    6,367   Land Securities PLC                                                        80,125
   21,934   LASMO PLC                                                                  65,526
   43,537   Lattice Group PLC+                                                         98,198
   59,959   Legal & General Group PLC                                                 165,241
   62,981   Lloyds TSB Group PLC                                                      666,049
    5,364   Logica PLC                                                                140,213
   32,308   Marconi PLC                                                               346,978
   37,999   Marks & Spencer PLC                                                       105,573
    7,480   Misys PLC                                                                  73,741
   16,987   National Grid Group PLC                                                   154,397
    9,180   Nycomed Amersham PLC "A"                                                   76,446
   12,391   P&O Princess Cruises PLC+                                                  52,379
    9,309   Pearson PLC                                                               221,087
   14,694   Peninsular & Oriental Steam Navigation Co. PLC                             69,576
    2,743   Provident Financial PLC                                                    40,522
   22,534   Prudential Corp. PLC                                                      362,507
    3,830   Psion PLC                                                                  16,390
    6,521   Railtrack Group PLC                                                        90,099
   15,146   Reed International PLC                                                    158,365
   27,771   Rentokil Initial PLC                                                       95,821
   16,811   Reuters Group PLC                                                         284,503
   12,690   Rio Tinto PLC                                                             223,289
   30,954   Royal Bank of Scotland Group PLC                                          731,452
    1,005   Royal Bank of Scotland Group PLC+                                           1,246
   15,879   Sage Group PLC                                                             72,756
    3,718   Schroders PLC                                                              73,362
   21,727   Scottish Power PLC                                                        171,680
    9,185   Sema Group PLC                                                             40,439
    7,368   Slough Estates PLC                                                         45,343
   13,497   Smith & Nephew PLC                                                         62,498
    8,306   Smiths Group PLC                                                          100,246
   78,855   Tesco PLC                                                                 321,263
    6,854   3i Group PLC                                                              126,744
   34,352   Unilever PLC                                                              294,015
    7,650   United Utilities PLC                                                       75,988
  716,336   Vodafone Group PLC ADR                                                  2,626,804
    9,736   Wolseley PLC                                                               66,896
   13,005   WPP Group PLC                                                             169,390
---------------------------------------------------------------------------------------------
                                                                                   22,459,871
---------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost -- $105,222,373)                                          104,005,876
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 24   Smith Barney International Index Fund | 2000 Annual Report to Shareholders


 -----------------------------------------------------------------------------------------------------------
 INTERNATIONAL INDEX MASTER PORTFOLIO
 -----------------------------------------------------------------------------------------------------------
 Schedule of Investments (continued)                                                       December 31, 2000
 -----------------------------------------------------------------------------------------------------------

 SHARES                                      SECURITY                                                VALUE
 -----------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS -- 0.47%
 Australia -- 0.16%
    24,536   News Corp. Ltd.                                                                      $  174,603
 -----------------------------------------------------------------------------------------------------------
 Germany -- 0.31%
     2,000   Prosieben Satellite Media AG                                                             60,172
     1,554   SAP AG - Vorzug                                                                         218,252
     1,600   Volkswagen AG+                                                                           47,552
 -----------------------------------------------------------------------------------------------------------
                                                                                                     325,976
 -----------------------------------------------------------------------------------------------------------
             TOTAL PREFERRED STOCKS
             (Cost -- $552,811)                                                                      500,579
 -----------------------------------------------------------------------------------------------------------


   FACE
   AMOUNT                                    SECURITY                                                VALUE
------------------------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS -- 2.50%
$  469,448   Federal Home Loan Mortgage Corporation Discount Note 6.51%, 1/16/01++                   469,448
   468,697   Goldman Sachs Financial Square Prime Obligation Fund++                                  468,697
   653,384   Providian Temp Cash Money Market Fund++                                                 653,384
 1,053,015   Short Term Investment Company Liquid Assets Portfolio++                               1,053,015
 -----------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INSTRUMENTS
             (Cost -- $2,644,544)                                                                  2,644,544
 -----------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.00%

 1,054,355   Investors Bank & Trust Tri Party Repurchase Agreement, dated 12/29/00, due 1/2/01,
               with a maturity value of $1,055,026 and an effective yield of 5.73%                 1,054,355
 -----------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
             (Cost -- $1,054,355)                                                                  1,054,355
 -----------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS IN SECURITIES -- 102.25%
             (Cost -- $109,474,083)                                                              108,205,354
 -----------------------------------------------------------------------------------------------------------
             Other Liabilities, Less Assets -- (2.25%)                                           (2,382,168)
 -----------------------------------------------------------------------------------------------------------
             NET ASSETS -- 100.00%                                                              $105,823,186
 -----------------------------------------------------------------------------------------------------------

 +  Non-income earning securities.
 *  Denotes all or part of security on loan (See Note 4).
 ++ Represents investment of collateral received from securities lending transactions (See Note 4).

                       See Notes to Financial Statements.

 25   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments at market value (Cost -- $109,474,083) (Note 1)                   $108,205,354
   Cash pledged for margin requirements (Note 1)                                      131,270
   Foreign currency, at value (Cost -- $1,078,833)                                  1,128,999
   Receivables:
   Dividends and interest                                                             121,164
   Unrealized gain on forward foreign currency exchange contracts                      34,519
---------------------------------------------------------------------------------------------
   Total Assets                                                                   109,621,306
---------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
   Investment securities purchased                                                  1,086,586
   Due to broker -- variation margin                                                   19,770
   Collateral for securities loaned (Note 4)                                        2,644,544
   Due to BGFA (Note 2)                                                                18,299
   Due to BGI and Stephens (Note 2)                                                    23,185
   Unrealized loss on forward foreign currency exchange contracts                       5,736
---------------------------------------------------------------------------------------------
   Total Liabilities                                                                3,798,120
---------------------------------------------------------------------------------------------
Net Assets                                                                       $105,823,186
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 26   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (Net of foreign withholding tax of $130,032)                                                               $ 1,039,307
   Interest (Includes securities lending income of $867)                                                                    176,281
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                                                1,215,588
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES (Note 2):
   Advisory fees                                                                                                            106,111
-----------------------------------------------------------------------------------------------------------------------------------
   Administration fees                                                                                                       70,740
   Total Expenses                                                                                                           176,851
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     1,038,737
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on sale of investments                                                                               1,893,859
   Net realized loss on sale of futures contracts                                                                         (132,589)
   Net realized loss on foreign currency transactions                                                                     (275,452)
   Net change in unrealized appreciation (depreciation) of investments                                                  12,944,955)
   Net change in unrealized appreciation (depreciation) of futures contracts                                              (174,147)
   Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies       64,464
-----------------------------------------------------------------------------------------------------------------------------------
   Net loss on investments                                                                                             (11,568,820)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting From Operations                                                                  $(10,530,083)
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 27   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000
and the Period Ended December 31, 1999*

                                                                                      2000                1999
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                          $   1,038,737     $     106,126
   Net realized gain                                                                  1,485,818            32,307
   Net change in unrealized appreciation (depreciation)                             (13,054,638)       11,799,108
-----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting From Operations                  (10,530,083)       11,937,541
-----------------------------------------------------------------------------------------------------------------
Interestholder Transactions:
   Contributions                                                                    96,549,910         54,039,755
   Withdrawals                                                                     (43,819,294)       (2,354,643)
-----------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Interestholder Transactions            52,730,616         51,685,112
-----------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                              42,200,533         63,622,653

NET ASSETS:
   Beginning of period                                                               63,622,653                --
-----------------------------------------------------------------------------------------------------------------
   End of period                                                                  $ 105,823,186     $  63,622,653
-----------------------------------------------------------------------------------------------------------------

* For the period from October 1, 1999 (commencement of operations) to December 31, 1999.

                       See Notes to Financial Statements.

 28  Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

 1. Significant Accounting Policies

Master Investment Portfolio ("MIP"`) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the International Index Master Portfolio (the "Master Portfolio").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolio does not amortize premiums on securities purchased.

The accounting records of the Master Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

29   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

The Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, the Master Portfolio had the following open long futures contracts outstanding:

================================================================================
Number of      Futures        Expiration        Notional         Net Unrealized
Contracts      Index          Date            Contract Value      Depreciation
================================================================================
3              FTSE 100       3/16/01          $277,872             $  (5,587)
12             EURO 50        3/16/01           541,379                (3,948)
14             NIKKEI 300     3/16/01           321,109                (8,487)
--------------------------------------------------------------------------------
                                                                    $ (18,022)
================================================================================

The Master Portfolio has pledged to a broker a cash balance in the amount of $131,270 for margin requirements.

 30   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

The repurchase agreement entered into on December 29, 2000 by the Master Portfolio was fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 8/15/02 and an aggregate market value of $1,082,253.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Master Portfolio may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements.

As of December 31, 2000, the Master Portfolio had the following open forward foreign currency exchange contracts outstanding:


================================================================================================================================
                                              Foreign Currency     Exchange      Foreign Currency   U.S. Dollar  Net Unrealized
Currency                                      Purchased/Sold       Date          Cost/Proceeds        Value       Gain (Loss)
================================================================================================================================
Purchase Contracts
British Pound Sterling                          236,240            2/6/01         $ 348,000         $ 353,137     $  5,137
Euro                                            690,295            2/6/01           619,000           648,382       29,382
Japanese Yen                                 32,452,760            2/6/01           291,000           285,635      (5,365)
--------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Purchase Contracts                                                                           29,154
--------------------------------------------------------------------------------------------------------------------------------
Sale Contracts
British Pound Sterling                            3,386            2/6/01             5,000             5,061         (61)
Euro                                             13,106            2/6/01            12,000            12,310        (310)
--------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Sale Contracts                                                                                (371)
--------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward
   Foreign Currency Contracts                                                                                     $ 28,783
--------------------------------------------------------------------------------------------------------------------------------

 31   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter, of the average daily net assets of the Master Portfolio as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.


3. Investment Portfolio Transactions

For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments and U.S. Government obligations) for the Master Portfolio were as follows:

================================================================================
Purchases at cost                                                   $ 88,079,464
--------------------------------------------------------------------------------
Sales proceeds                                                        31,679,758
================================================================================

At December 31, 2000, the cost of investments for federal income tax purposes was $110,086,884. Net unrealized depreciation aggregated $1,881,530, of which $5,515,591 represented gross unrealized appreciation on securities and $7,397,121 represented gross unrealized depreciation on securities.

 32   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Portfolio Securities Loaned

As of December 31, 2000, the Master Portfolio had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The value of the securities on loan at December 31, 2000 was $2,499,826 and the value of the related collateral was $2,644,544.


5. Financial Highlights

The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolio were as follows:

================================================================================================================
                                                                 For the Year Ended        For the Period Ended
                                                                 December 31, 2000         December 31, 1999*
================================================================================================================

Ratio of expenses to average net assets+                                0.25%                      0.25%
Ratio of net investment income to average net assets+                   1.47%                      0.82%
Portfolio turnover rate                                                   45%                        39%
Total return                                                         (14.85)%                    20.50%++
================================================================================================================

* Period from October 1, 1999 (commencement of operations) to December 31, 1999. + Annualized for periods of less than one year.
++ Not annualized.

6. Change in Accounting Policy

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Master Portfolio's financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolio.

33   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Index Master Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001



 34   Smith Barney International Index Fund | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

  SMITH BARNEY INTERNATIONAL INDEX FUND

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary

ADMINISTRATOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

Investors Bank and Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street,  11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney International Index Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney International Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INTERNATIONAL INDEX FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


[LOGO OF SALOMON SMITH BARNEY]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD02244 2/01

                                  SMITH BARNEY
                           INTERNATIONAL INDEX SHARES

          A Class of Shares of the Smith Barney International Index Fund

              RESEARCH SERIES | ANNUAL REPORT | DECEMBER 31, 2000




                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[GRAPHIC]
Research Series

Annual Report . December 31, 2000

SMITH BARNEY
INTERNATIONAL INDEX FUND

--------------------------------------------------------------------------------
BARCLAYS GLOBAL FUND ADVISORS
--------------------------------------------------------------------------------

Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term capital growth and diversification by approximating, before fees and expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free (MSCI EAFE Free Index). The Fund seeks to replicate the performance of the MSCI EAFE Free Index by investing all of its assets in a "Master Portfolio." This Portfolio represents a sampling of securities similar to that of the MSCI EAFE Free Index, a market-value-weighted index which broadly represents the performance of the foreign stock markets.

What's Inside
Letter from the Chairman of the Smith Barney International Index Fund .....    1
Portfolio Environment and Outlook .........................................    2
Smith Barney International Index Fund
Historical Performance ....................................................    4
Growth of $10,000 .........................................................    5
Statement of Assets and Liabilities .......................................    6
Statement of Operations ...................................................    7
Statements of Changes in Net Assets .......................................    8
Notes to Financial Statements .............................................    9
Financial Highlights ......................................................   12
Independent Auditors' Report ..............................................   13
Master Investment Portfolio
Schedule of Investments ...................................................   14
Statement of Assets and Liabilities .......................................   27
Statement of Operations ...................................................   28
Statements of Changes in Net Assets .......................................   29
Notes to Financial Statements .............................................   30
Independent Auditors' Report ..............................................   35

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

[PHOTO]

HEATH B. MCLENDON

Chairman

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney International Index Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund does not buy individual securities directly. Instead, it invests all of its assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), rather than directly in a portfolio of securities. MIP is a registered open-end management investment company. The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the performance of the MSCI EAFE Free(R) Index (the "Index").

The Master Portfolio invests in a sampling of securities that are selected and weighted to result in investment characteristics comparable to, and performance before fees and expenses that will correlate with, the performance of the Index. Under normal conditions, the Master Portfolio invests at least 90% of its assets in common stocks included in the Index. The Index is a broadly diversified index of approximately 1,100 securities that are listed on the stock exchanges of European countries and Australia, New Zealand, Hong Kong, Japan and Singapore and that is intended to represent broadly the performance of foreign stock markets. Please note that an investor cannot invest directly in an index.

The Master Portfolio's investment advisor is Barclays Global Fund Advisors ("BGFA"). The Master Portfolio follows an indexed or "passively managed" approach to investing. BGFA does not evaluate individual companies to identify attractive investment candidates. Instead, BGFA attempts to mirror the composition of the Index as closely as possible by adjusting the Master Portfolio periodically to reflect the companies included in the Index and their weightings.

Thank you for your investment in the Smith Barney International Index Fund.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 5, 2001

  1 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

PORTFOLIO ENVIRONMENT AND OUTLOOK
For the year ended December 31, 2000, Smith Barney International Index Shares (referred to as Class A Shares prior to September 5, 2000) produced a total return of negative 14.06%. In comparison, the MSCI EAFE Free Index ("Index") returned negative 15.21% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, we expect to slightly lag the Index's returns, since the Master Portfolio has fees and expenses that the Index does not. In addition, the Master Portfolio does not mirror the Index exactly because, unlike the Index, the Master Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

2000: A Challenging Year
The year began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology (TMT) equities drove a very sharp rally of global markets. Year 2000 ("Y2K") technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of early 2000, however, were several trends that unnerved investors as the year progressed:

 .    The U.S. Federal Reserve continued a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool equity market euphoria.

 .    The European currency, the euro,1 continued its trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar before hitting bottom. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic.

 .    Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment.

 .    Subsequent interest rate increases moderated global growth expectations, causing several rounds of earnings downgrades, especially for high profile technology names.

These factors ultimately proved an insurmountable hurdle for international growth2 stocks, which significantly under-performed value3 stocks during the past year.

Select industry sectors incurred new challenges. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses, as well as capital spending.

Europe
European equity markets showed relatively good performance during much of the past year when measured in local currencies. Yet the fall of the euro dramatically lowered returns for U.S. dollar-based investors. The decline of the euro versus the dollar appears to be due to growth and interest rate differentials flattering the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank ("ECB"). The ECB intervened in the currency markets in order to stabilize the euro, and the currency has rebounded nearly 15% since its trough in the fall.

----------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.
2 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. 3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

  2 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

The silver lining of the euro's decline has been the improvement in European export competitiveness. However, the potential for imported inflation clearly exists. Recent rounds of interest rate increases have cooled the uptick in economic activity. Nevertheless, Europe's growth is reducing the chronically high level of unemployment.

Asia
The Asian equity markets were relatively poor performers during the year. Several factors weighed on Asian markets. First, the monetary policy of many of Asian economies is tied to the U.S. interest rate cycle through currency links. As rates rose in the U.S., equity markets were pressured in Asia. Second, many of these markets have a high representation of technology shares, such as the Korean equity market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (such as Taiwan) caused regional investor concern.

In contrast with our optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The financial system is being rationalized. Several high profile bankruptcies of insurance and other companies are positive for the economy in the long run. In the short term, however, they are a stark reminder to the Japanese consumer and saver of the fragility of Japan's recovery.

Emerging Markets
Emerging markets suffered this year. While selected commodity prices firmed, benefiting the generally commodity-dependent export economies, investor aversion to heightened political risk in many less developed economies weighed on these markets.

Outlook for 2001
In the U.S., the moderation in the economy that began around mid-year has gathered momentum. The economic slowdown will likely extend into the first half of 2001. We are optimistic, however, that financial underpinnings will strengthen, and that the underlying pattern of productivity-driven growth will lift the expansion out of the doldrums before year-end 2001. (Of course, there are no guarantees that this will happen.)

In Europe, following a period of aggressive monetary tightening, the ECB should continue the trend into 2001, albeit at a more modest pace. We expect economic growth to slow relative to this year's robust pace. With spare capacity eroding, monetary conditions will have to tighten further to ensure that demand slows back to trend by 2002.

Over the past year in Japan, the country's economy has managed to expand in the face of substantial headwinds. However, the challenges in the future will become increasingly difficult. Fiscal consolidation will intensify, while foreign demand slows and the deflationary undertow persists. On the bright side, many Japanese corporations have become more profitable. Japanese companies have implemented the restructuring plans announced in early 1999 at more or less the promised pace. Labor costs have been cut (especially for manufacturers), along with interest costs. Looking forward, capital market reforms should compel companies to continue to raise returns on assets.

Three factors will likely dominate the emerging market outlook for 2001-2002:
The slowdown and eventual reacceleration in the industrial world; specific political, economic and credit risks in the emerging world; and changing patterns of leadership in the official sector. The near-term slowdown in the industrial world will be a drag on emerging economies. Investments are likely to outperform in places where fundamentals are expected to continue to improve, most notably in Russia. In Asia, currencies may depreciate, but sovereign credits such as Korea and Malaysia will probably outperform in the near term. In Latin America, Venezuela is likely to benefit from a combination of high oil prices and economic policies that are more effective than investors expect.

We thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

  3 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

Historical Performance -- Smith Barney International Index Shares/(1)/

                                Net Asset Value
                            -----------------------
                            Beginning         End        Income     Capital Gain       Total
Year Ended                   of Year        of Year     Dividends    Distributions   Returns/(2)/
===================================================================================================
12/31/00                    $  11.52      $    9.82    $    0.08      $    0.00*      (14.06)%
---------------------------------------------------------------------------------------------------
Inception** -- 12/31/99        10.00          11.52         0.00           0.00        15.20+
===================================================================================================
  Total                                                $    0.08      $    0.00
===================================================================================================

Average Annual Total Returns

                            Without Sales Charges/(2)/   With Sales Charges/(3)/
================================================================================
Year Ended 12/31/00                (14.06)%                       (14.06)%
--------------------------------------------------------------------------------
Inception** through 12/31/00        (0.83)                         (0.83)
================================================================================

Cumulative Total Return

                                                      Without Sales Charges/(2)/
================================================================================
   Inception** through 12/31/00                               (1.00)%
================================================================================

(1) Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares ("SB shares").

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 1.50% redemption fee. Effective September 5, 2000, SB shares will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.

*    Amount represents less than $0.01 per share.

**   Inception date for SB shares is October 18, 1999.

+ Total return is not annualized, as it may not be representative of the total return for the year.

  4 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

Historical Performance (unaudited)

Growth of $10,000 Invested in SB Shares of the
Smith Barney International Index Fund vs. MSCI EAFE Free Index+
--------------------------------------------------------------------------------

                          October 1999 -- December 2000

                                    [GRAPH]

Date        Smith Barney International Index Fund        MSCI EAFE Index
10/18/99                10,000                                10,000
12/31/99                11,520                                11,826
3/31/2000               11,410                                11,820
6/30/2000               10,998                                11,359
9/30/2000               10,209                                10,449
12/31/2000              9,900                                 10,175


+ Hypothetical illustration of $10,000 in SB shares at inception on October 18, 1999, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Free Index is a broadly diversified index of approximately 1,100 securities that are listed on the stock exchange of European countries and Australia, New Zealand, Hong Kong, Japan and Singapore and that is intended to represent broadly the performance of foreign stock markets.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

  5 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                            December 31, 2000

ASSETS:
  Investment in Master Portfolio, at value (Note 1)                                               $   2,595,687
  Receivable for Fund shares sold                                                                           148
  Receivable from Administrator                                                                         105,663
------------------------------------------------------------------------------------------------------------------
  Total Assets                                                                                        2,701,498
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                                                       4,454
  Distribution fees payable                                                                               1,293
  Payable for Fund shares purchased                                                                         124
  Accrued expenses                                                                                       81,978
------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                                                      87,849
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                  $   2,613,649
==================================================================================================================
NET ASSETS:
  Paid in capital                                                                                 $   2,837,426
  Overdistributed net investment income                                                                  (6,420)
  Accumulated net realized loss from security transactions and foreign currencies                       (54,017)
  Net unrealized depreciation of investments and foreign currencies                                    (163,340)
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                  $   2,613,649
==================================================================================================================
Shares Outstanding:
  SB Shares                                                                                             266,225
  Citi Shares                                                                                                15
------------------------------------------------------------------------------------------------------------------
Net Asset Value:
  SB Shares*                                                                                      $        9.82
  Citi Shares                                                                                     $        9.85
==================================================================================================================

* Redemption price is NAV for shares purchased before September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 1.50% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase.

                       See Notes to Financial Statements.

  6 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

Statement of Operations                     For the Year Ended December 31, 2000

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
  Dividends (net of withholding tax of $2,757)                   $       22,131
  Interest                                                                3,752
  Less: Expenses (Note 2)                                                (4,012)
--------------------------------------------------------------------------------
  Net Investment Income Allocated From Master Portfolio                  21,871
--------------------------------------------------------------------------------
EXPENSES:
  Shareholder communications                                             55,583
  Registration fees                                                      33,335
  Shareholder servicing fees                                             23,445
  Fund accounting and administration fees (Note 2)                       18,492
  Audit and legal                                                        15,363
  Administration fees (Note 2)                                            2,498
  Distribution plan fees (Note 2)                                         3,320
  Trustees and meeting fees                                               2,727
  Other                                                                  14,709
--------------------------------------------------------------------------------
  Total Expenses                                                        169,472
  Less: Administration fee waiver (Note 2)                               (2,498)
       Expense reimbursement by Administrator (Note 2)                 (156,915)
--------------------------------------------------------------------------------
  Total Waivers and Reimbursements                                     (159,413)
--------------------------------------------------------------------------------
  Net Expenses                                                           10,059
--------------------------------------------------------------------------------
Net Investment Income                                                    11,812
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
  Realized Loss From:
     Security transactions                                              (46,881)
     Foreign currency transactions                                       (7,722)
--------------------------------------------------------------------------------
  Net Realized Loss                                                     (54,603)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments and Foreign Currencies:
     Beginning of year                                                   50,214
     End of year                                                       (163,340)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                              (213,554)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                         (268,157)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $     (256,345)
================================================================================

                       See Notes to Financial Statements.

  7 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000
and Period Ended December 31, 1999(a)

                                                                                                     2000                   1999
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                                                 $    11,812           $      (120)
     Net realized gain (loss)                                                                         (54,603)                  137
     (Increase) decrease in net unrealized depreciation                                              (213,554)               50,214
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                                               (256,345)               50,231
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                            (19,522)                   --
     Net realized gain                                                                                   (773)                   --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                                        (20,295)                   --
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
     Net proceeds from sale of shares                                                               2,317,715               763,888
     Net asset value of shares issued for reinvestment of dividends                                    15,706                    --
     Cost of shares reacquired                                                                       (257,251)                   --
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                                            2,076,170               763,888
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                              1,799,530               814,119

NET ASSETS:
     Beginning of year                                                                                814,119                    --
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                                 $ 2,613,649           $   814,119
====================================================================================================================================
* Includes overdistributed net investment income of:                                              $    (6,420)          $      (323)
====================================================================================================================================

(a) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.

                      See Notes to Financial Statements.

 8 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney International Index Fund ("Fund"), formerly known as Smith Barney EAFE Index Fund, is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests substantially all of its investable assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 2000, the value of the Fund's investment in the Master Portfolio was 2.45% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $3,291 and $(783), respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the new assets fo the Fund.

 9 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.40% of the Fund's average daily net assets. This management fee includes an investment management and administration fee payable by the Master Portfolio (0.25% of the Master Portfolio's average daily net assets); and an administration fee payable by the Fund (0.15% of the Fund's average daily net assets). This fee is calculated daily and paid monthly. For the year ended December 31, 2000, SSBC waived all of its administration fees and has agreed to reimburse expenses of $156,915.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Effective September 5, 2000, Boston Financial Data Services ("BFDS") replaced PFPC Global Fund Services as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2000, the Fund paid transfer agent fees of $1,028 and $9,000 to CFTC and BFDS, respectively.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services for the Fund.

 10 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:

                                                                          For the Year Ended                  For the Period Ended
                                                                          December 31, 2000+                   December 31, 1999++
                                                                     --------------------------            -------------------------
SB Shares                                                            Shares            Amount               Shares          Amount
====================================================================================================================================
Shares sold                                                          219,380        $ 2,317,565             70,666       $   763,888
Shares issued on reinvestment of dividends                             1,588             15,705                 --                --
Shares reacquired                                                    (25,409)          (257,250)                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                         195,559        $ 2,076,020             70,666       $   763,888
====================================================================================================================================
Citi Shares
====================================================================================================================================
Shares sold                                                               15        $       150                 --                --
Shares issued on reinvestment of dividends                                --*                 1                 --                --
Shares reacquired                                                         --*                (1)                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                              15        $       150                 --                --
====================================================================================================================================

+ For the Citi Shares, transactions are for the period from September 18, 2000 (inception date) to December 31, 2000.
++ For SB Shares, transactions are for the period from October 18, 1999
   (inception date) to December 31, 1999.
*  Represents less than 0.05 shares.

4. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, approximately $39,000 of capital loss carryforwards, expiring December 31, 2008, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

 11 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout the year ended December 31, except where noted:

SB Shares                                         2000/(1)/         1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                 $ 11.52           $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(3)(4)/               0.07            (0.00)*
   Net realized and unrealized gain (loss)           (1.69)            1.52
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.62)            1.52
--------------------------------------------------------------------------------
Less Distributions:
   Net investment income                             (0.08)              --
   Net realized gains                                (0.00)*             --
--------------------------------------------------------------------------------
Total Distributions                                  (0.08)              --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                       $  9.82           $11.52
--------------------------------------------------------------------------------
Total Return                                        (14.06)%          15.20%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000's)                    $ 2,614           $  814
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(4)//(5)//(6)/                            0.85%            0.85%+
   Net investment income (loss)                       0.71            (0.19)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate/(7)/                            45%              39%
================================================================================

/(1)/ Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares.
/(2)/  For the period from October 18, 1999 (inception date) to December 31,
       1999.
/(3)/ Per share amounts have been calculated using the monthly average shares method.
/(4)/ SSBC agreed to waive all of its administration fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SSBC has agreed to reimburse expenses amounting to $156,915 and $34,325 for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                      Expense Ratios Without
                          Per Share Decrease to            Fee Waiver and
                          Net Investment Income       Expense Reimbursements
                          ---------------------       ----------------------
                           2000            1999       2000            1999
                          -----           -----       -----          -------
            SB Shares     $0.94           $0.49       9.77%          55.46%+

/(5)/ As a result of an expense limitation, the expense ratio will not exceed 0.85%.
/(6)/ This expense ratio includes expenses allocated from the Master Portfolio. /(7)/ This rate represents the portfolio turnover rate of the International
       Index Master Portfolio.
*      Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+      Annualized.

 12 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities of Smith Barney International Index Fund (formerly Smith Barney EAFE Index Fund), a series of Smith Barney Investment Trust (the Fund), as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the Smith Barney shares for the year then ended and for the period from October 18, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney International Index Fund as of December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001

 13 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

      SHARES                                       SECURITY                                         VALUE
===========================================================================================================
COMMON STOCKS-- 98.28%
Australia -- 2.50%
       12,957     AMP Ltd.                                                                  $       145,661
        6,243     Austrailian Gas & Light Co.                                                        44,162
        2,560     Brambles Industries Ltd.                                                           59,776
       21,463     Broken Hill Proprietary Co. Ltd.                                                  226,190
       18,227     Coca-Cola Amatil Ltd.                                                              47,445
       12,286     Coles Myer Ltd.                                                                    47,649
       13,199     Commonwealth Bank of Australia                                                    226,773
        5,287     Computershare Ltd.                                                                 25,360
        2,340     CSL Ltd.                                                                           50,814
       21,927     CSR Ltd.                                                                           57,039
       26,796     Foster's Brewing Group Ltd                                                         70,315
      131,887     Gandel Retail Trust                                                                82,707
       30,115     General Property                                                                   46,326
        4,971     Lend Lease Corp. Ltd.                                                              46,263
       16,552     National Australia Bank Ltd.                                                      265,112
       23,452     News Corp. Ltd.                                                                   182,534
        2,898     OneSteel Ltd.+                                                                      1,531
       20,650     Orica Ltd.                                                                         66,127
        8,426     QBE Insurance Group Ltd.                                                           46,330
        4,817     Rio Tinto Ltd.                                                                     78,833
       18,130     Santos Ltd.                                                                        60,677
       15,047     Southcorp Ltd.                                                                     40,940
        8,666     TABCORP Holdings Ltd.                                                              52,871
       90,012     Telstra Corp Ltd.                                                                 321,424
        5,506     Wesfarmers Ltd.                                                                    49,534
       24,939     Westfield Trust                                                                    47,085
       18,543     Westpac Banking Corp. Ltd.                                                        136,017
       16,164     WMC Ltd.                                                                           68,809
       10,431     Woolworths Ltd.                                                                    48,829
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,643,133
-----------------------------------------------------------------------------------------------------------
Austria -- 0.22%
        1,747     Bank Austria AG                                                                    95,981
          534     Oesterreichische Elektrizitaetswirtschafts AG "A"                                  54,070
        1,056     OMV AG                                                                             81,679
-----------------------------------------------------------------------------------------------------------
                                                                                                    231,730
-----------------------------------------------------------------------------------------------------------
Belgium -- 0.94%
        1,922     AGFA Gevaert NV                                                                    45,752
          984     Colruyt NV                                                                         43,360
        1,256     Delhaize "Le Lion" SA                                                              59,644
           64     Dolmen Computer Applications NV+                                                      960
          589     Electrabel SA                                                                     132,974
        7,576     Fortis "B"                                                                        245,759
          355     Groupe Bruxelles Lambert SA                                                        84,206
        1,895     Interbrew+                                                                         65,949
        3,450     KBC Bankverzekerings Holding NV                                                   149,210
            1     PetroFina SA+                                                                         563
        1,512     Solvay SA                                                                          84,204
        2,324     UCB SA                                                                             86,022
-----------------------------------------------------------------------------------------------------------
                                                                                                    998,603
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

 14 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------


  SHARES                                             SECURITY                                       VALUE
===========================================================================================================
Denmark -- 0.85%
           10     A/S Dampskibsselskabet Svendborg "B"                                       $      116,900
           14     D/S 1912 "B"                                                                      121,425
        8,500     Danske Bank A/S                                                                   152,787
          300     Group 4 Falck A/S                                                                  39,972
          600     ISS A/S+                                                                           40,802
          938     Novo Nordisk A/S "B"                                                              168,016
        1,438     Novozymes A/S "B"+                                                                 28,740
        2,600     Tele Danmark A/S                                                                  105,889
        1,290     Vestas Wind Systems A/S 144A                                                       69,725
        1,200     William Demant Holding                                                             55,056
-----------------------------------------------------------------------------------------------------------
                                                                                                    899,312
-----------------------------------------------------------------------------------------------------------
Finland -- 2.71%
       55,024     Nokia OYJ                                                                       2,450,417
          623     Pohjola Group Insurance Corp. "B"                                                  27,452
          800     Sampo-Leonia Insurance "A"                                                         43,127
        9,060     Sonera Group OYJ                                                                  163,938
        1,200     Stonesoft OYJ+                                                                     17,292
        1,471     Tietoenator OYJ                                                                    41,788
        3,600     UPM-Kymmene OYJ                                                                   123,363
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,867,377
-----------------------------------------------------------------------------------------------------------
France -- 11.37%
        2,802     Accor SA                                                                          118,216
        1,127     Air Liquide                                                                       167,897
       14,093     Alcatel SA "A"                                                                    799,380
        8,975     Aventis SA                                                                        786,757
        4,484     AXA UAP                                                                           647,412
        5,163     BNP Parisbas SA                                                                   452,593
        4,039     Bouygues SA                                                                       182,711
        1,465     Cap Gemini SA                                                                     235,969
        8,036     Carrefour Supermarche SA                                                          504,035
        1,050     Compagnie de Saint Gobain                                                         164,695
        2,102     Compagnie Generale des Etablissements Michelin "B"                                 75,972
        1,378     Dassault Systemes SA                                                               94,312
          211     Essilor International SA                                                           68,744
        1,095     Etablissements Economiques du Casino Guichard-Perrachon SA                        110,259
       11,925     France Telecom SA                                                               1,028,027
        1,735     Groupe Danone                                                                     261,240
        1,388     Lafarge SA                                                                        116,208
        1,738     Lagardere S.C.A.                                                                  100,701
        7,815     L'Oreal SA                                                                        668,951
        5,607     LVMH                                                                              370,608
        1,247     Pechiney SA "A"                                                                    56,925
          995     Pernod Ricard                                                                      68,565
        1,357     Pinault-Printemps-Redoute SA                                                      291,219
          610     PSA Peugeot Citroen                                                               138,573
        1,884     Publicis Groupe                                                                    63,571
          517     Sagem SA                                                                           69,023
        8,548     Sanofi-Synthelabo SA                                                              569,006
        1,934     Schneider SA                                                                      140,887

                      See Notes to Financial Statements.

 15 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           December 31, 2000
--------------------------------------------------------------------------------

   SHARES                                         SECURITY                                          VALUE
===========================================================================================================
France -- 11.37% (continued)
           73     Societe EuroFrance SA                                                        $     52,973
        5,012     Societe Generale "A"                                                              311,074
          429     Sodexho Alliance SA                                                                79,356
       10,358     STMicroelectronics NV                                                             451,568
          275     Suez Lyonnaise - Strip VVPR+                                                            3
        1,921     Suez Lyonnaise des Eaux SA                                                        350,301
        2,169     Thales/Ex Thomson CSF                                                             103,812
        8,655     Total SA "B"                                                                    1,285,336
          337     Union Du Credit Bail Immobil                                                       53,617
        3,368     Usinor SA                                                                          44,397
        1,268     Valeo SA                                                                           56,540
        1,219     Vinci SA                                                                           74,858
       12,461     Vivendi Universal SA*                                                             818,964
-----------------------------------------------------------------------------------------------------------
                                                                                                 12,035,255
-----------------------------------------------------------------------------------------------------------
Germany -- 8.39%
          700     Adidas AG                                                                          43,315
        2,749     Allianz AG                                                                      1,027,322
        7,300     BASF AG                                                                           329,681
        8,450     Bayer AG                                                                          442,619
        5,000     Bayerische Hypo-und Vereinsbank AG                                                282,672
        1,094     Beiersdorf AG                                                                     114,363
        2,728     Continental AG                                                                     43,736
       11,996     DaimlerChrysler AG                                                                503,184
        7,088     Deutsche Bank AG                                                                  594,826
        4,828     Deutsche Lufthansa AG                                                             124,252
       35,499     Deutsche Telekom AG                                                             1,068,353
        6,150     Dresdner Bank AG                                                                  267,828
          678     EM TV & Merchandising AG+                                                           3,750
          800     Epcos AG+                                                                          69,379
        1,187     Fresenius Medical Care AG                                                          96,820
        1,500     Gehe AG                                                                            56,562
        1,110     Heidelberger Zement AG                                                             50,993
        1,818     Karstadtquelle AG                                                                  56,077
        1,762     Linde AG                                                                           85,406
        1,748     MAN AG                                                                             44,412
        2,473     Merck KGaA                                                                        108,972
        3,981     Metro AG                                                                          185,873
        2,073     Muenchener Rueckversicherungs-Gesellschaft AG "Reg"                               740,606
        2,615     Preussag AG                                                                        94,390
        5,998     RWE AG                                                                            268,800
        2,173     SAP AG                                                                            249,141
        2,667     Schering AG                                                                       151,277
        6,866     Siemens AG*                                                                       896,060
        6,905     Thyssen Krupp AG                                                                  106,818
        8,576     Veba AG                                                                           521,019
        3,821     Volkswagen AG                                                                     199,502
        3,687     WCM Beteiligungs & Grundbesi AG                                                    54,617
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,882,625
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

 16 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   SHARES                                         SECURITY                                           VALUE
===========================================================================================================
Hong Kong -- 2.09%
       23,000     Bank of East Asia Ltd.                                                         $   59,418
       42,000     Cathay Pacific Airways Ltd.                                                        77,540
       23,500     CLP Holdings Ltd.                                                                 117,202
       16,000     Esprit Holdings Ltd.                                                               13,642
       22,000     Hang Seng Bank Ltd                                                                296,162
       18,000     Henderson Land Development Co. Ltd.                                                91,618
       60,060     Hong Kong & China Gas Co. Ltd.                                                     88,168
       48,700     Hutchison Whampoa Ltd.                                                            607,206
       45,500     Johnson Electric Holdings Ltd.                                                     70,002
       34,000     Li & Fung Ltd.                                                                     61,900
       36,000     New World Development Co Ltd                                                       43,618
      169,591     Pacific Century Cyberworks Ltd.+                                                  109,810
       40,000     Shangri-La Asia Ltd.                                                               43,336
       28,000     Sun Hung Kai Properties Ltd.                                                      279,110
       19,500     Swire Pacific Ltd. "A"                                                            140,628
        6,000     Television Broadcasts Ltd.                                                         31,539
       32,000     Wharf Holdings Ltd.                                                                77,744
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,208,643
-----------------------------------------------------------------------------------------------------------
Ireland-- 0.31%
        8,668     Allied Irish Banks PLC                                                            100,771
        3,725     CRH PLC                                                                            69,219
       17,419     Eircom PLC                                                                         44,911
        5,332     Irish Life & Permanent PLC                                                         64,979
        3,985     Kerry Group PLC "A"                                                                48,214
-----------------------------------------------------------------------------------------------------------
                                                                                                    328,094
-----------------------------------------------------------------------------------------------------------
Italy -- 4.71%
       17,000     Alitalia SpA+                                                                      30,522
        4,200     Arnoldo Mondadori Editore SpA                                                      38,983
       14,094     Assicurazioni Generali SpA*                                                       558,945
        4,000     Autogrill SpA                                                                      49,128
       15,000     Autostrade SpA                                                                     99,146
       81,974     Banca di Roma SpA                                                                  88,843
       60,043     Banca Intesa SpA*                                                                 288,224
       35,233     Benetton Group SpA                                                                 73,334
        6,022     Beni Stabili SpA                                                                    2,902
       20,250     Bipop Carire SpA                                                                  131,949
        4,250     Bulgari SpA*                                                                       52,198
       69,814     Enel SpA                                                                          270,983
       95,554     ENI SpA                                                                           609,185
        5,381     Fiat SpA                                                                          132,481
        4,800     Gruppo Editoriale L'Espresso                                                       41,492
        7,750     Italgas SpA+                                                                       78,400
       14,390     Mediaset SpA                                                                      171,476
        8,661     Mediobanca Banca SpA                                                               98,091
       32,500     Parmalat Finanziaria SpA                                                           52,562
       26,078     Pirelli SpA                                                                        92,663
        9,100     Riunione Adriatica di Sicurta SpA                                                 141,712
       16,843     San Paolo - IMI SpA*                                                              271,924
       95,849     Telecom Italia Mobile SpA*                                                        763,840

                      See Notes to Financial Statements.

 17 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   SHARES                                         SECURITY                                           VALUE
===========================================================================================================
Italy -- 4.71% (continued)
       10,464     Telecom Italia SpA*                                                            $   62,787
       42,885     Telecom Italia SpA "A"*                                                           473,635
       59,634     Unicredito Italiano SpA*                                                          311,421
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,986,826
-----------------------------------------------------------------------------------------------------------
Japan -- 22.40%
        1,800     Acom Co. Ltd.                                                                     132,686
        1,200     Advantest Corp.                                                                   112,277
        8,000     Ajinomoto Co. Inc.                                                                103,882
        2,000     Alps Electric Co Ltd                                                               30,465
        5,000     Amada Co. Ltd.                                                                     37,164
       36,000     Asahi Bank Ltd. (The)                                                             122,454
        7,000     Asahi Breweries Ltd.                                                               71,310
       14,000     Asahi Glass Co. Ltd.                                                              115,443
       18,000     Asahi Kasei Corp.                                                                 103,568
       11,000     Bank of Fukuoka Ltd.                                                               46,939
       55,000     Bank of Tokyo-Mitsubishi Ltd.                                                     546,827
       16,000     Bank of Yokohama Ltd.                                                              72,613
        1,500     Benesse Corporation                                                                55,614
       11,000     Bridgestone Corp.                                                                 100,035
       10,000     Canon Inc.                                                                        349,773
        6,000     Casio Computer Co. Ltd.                                                            50,630
           22     Central Japan Railway Co.                                                         135,240
        4,000     Chugai Pharmaceutical Co. Ltd.                                                     66,457
       13,000     Chuo Mitsui Trust & Banking Co. Ltd.                                               40,014
        5,000     Citizen Watch Co. Ltd.                                                             36,420
        2,200     Credit Saison Co Ltd                                                               47,036
        1,100     CSK Corp.                                                                          15,986
        9,000     Dai Nippon Printing Co. Ltd.                                                      133,867
        4,000     Daiichi Pharmaceutical Co. Ltd.                                                   118,923
        4,000     Daikin Industries Ltd.                                                             76,950
       14,000     Dainippon Ink & Chemical Inc.                                                      41,623
        2,500     Daito Trust Construction Co. Ltd.                                                  44,815
       29,000     Daiwa Bank Ltd. (The)                                                              47,421
        9,000     Daiwa House Industry Co. Ltd.                                                      55,877
       16,000     Daiwa Securities Group Inc.                                                       166,912
       10,000     Denso Corp.                                                                       215,985
           44     East Japan Railway Co.                                                            257,782
        5,000     Ebara Corporation                                                                  54,259
        4,000     Eisai Co. Ltd.                                                                    139,909
        2,800     Fanuc Ltd.                                                                        190,241
        6,000     Fuji Photo Film Co.                                                               250,787
          400     Fuji Soft ABC Inc.                                                                 25,778
            6     Fuji Television Network Inc.                                                       41,763
        5,000     Fujikura Ltd.                                                                      37,426
       24,000     Fujitsu Ltd.                                                                      353,410
        8,000     Furukawa Electric Co. Ltd.                                                        139,559
        9,000     Gunma Bank Ltd                                                                     43,993
       19,000     Ishikawajima-Harima Heavy Industries Co. Ltd.+                                     40,538
          600     Hirose Electric Co. Ltd.                                                           57,713

                      See Notes to Financial Statements.

 18 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           December 31, 2000
--------------------------------------------------------------------------------

SHARES                                           SECURITY                                            VALUE
===========================================================================================================
Japan -- 22.40% (continued)
       40,000     Hitachi Ltd.                                                                    $ 356,068
       12,000     Honda Motor Co. Ltd.                                                              447,010
        1,400     Hoya Corp.                                                                        102,833
        3,000     Isetan Co. Ltd.                                                                    31,611
       18,000     Itochu Corp.+                                                                      83,736
        5,000     Ito-Yokado Co. Ltd.                                                               249,213
       22,000     Japan Airlines Co. Ltd.                                                           100,613
           24     Japan Tobacco Inc.                                                                185,939
       16,000     Joyo Bank Ltd.                                                                     50,787
        4,000     Jusco Co. Ltd.                                                                     86,744
       18,000     Kajima Corp.                                                                       49,894
        7,000     Kaneka Corp.                                                                       66,168
        9,800     Kansai Electric Power Co. Inc.                                                    166,161
        7,000     Kao Corp.                                                                         203,218
       49,000     Kawasaki Steel Corp.                                                               50,558
       14,000     Keihin Electric Express Railway Co. Ltd.                                           55,579
        6,000     Kinden Corp.                                                                       34,365
       17,000     Kinki Nippon Railway Co. Ltd.                                                      70,759
       13,000     Kirin Brewery Co. Ltd.                                                            116,290
       14,000     Komatsu Ltd.                                                                       61,823
        1,400     Konami Company Ltd.                                                               104,914
        5,000     Konica Corp.                                                                       40,880
       20,000     Kubota Corp.                                                                       60,860
        6,000     Kuraray Co. Ltd.                                                                   56,033
        2,300     Kyocera Corp.                                                                     250,796
        7,000     Kyowa Hakko Kogyo Co. Ltd.                                                         48,356
       22,000     Marubeni Corp.+                                                                    51,942
        5,000     Marui Co. Ltd.                                                                     75,420
       24,000     Matsushita Electric Industrial Co. Ltd.                                           572,928
        6,000     Minebea Co. Ltd.                                                                   55,509
       29,000     Mitsubishi Chemical Corp.                                                          76,328
       18,000     Mitsubishi Corp.                                                                  132,529
       27,000     Mitsubishi Electric Corp.                                                         165,977
       15,000     Mitsubishi Estate Co. Ltd.                                                        160,022
       40,000     Mitsubishi Heavy Industries Ltd.                                                  174,188
       18,000     Mitsubishi Materials Corp.                                                         42,970
       11,000     Mitsubishi Rayon Co.                                                               32,486
       16,000     Mitsubishi Trust & Banking Corp.                                                  109,968
       18,000     Mitsui & Co. Ltd.                                                                 113,170
       10,000     Mitsui Fudosan Co. Ltd.                                                            99,248
       11,000     Mitsui Marine & Fire Insurance Co. Ltd.                                            63,003
        7,000     Mitsui Mining & Smelting Co.                                                       53,865
          102     Mizuho Holding Inc.                                                               631,480
        2,800     Murata Manufacturing Co. Ltd.                                                     328,087
       19,000     NEC Corp.                                                                         347,236
        4,000     NGK Insulators Ltd.                                                                52,921
        3,000     NGK Spark Plug Co. Ltd.                                                            43,809
          900     Nidec Corp.*                                                                       42,497
        5,000     Nikon Corp.                                                                        53,428
        1,700     Nintendo Co. Ltd.                                                                 267,427

                      See Notes to Financial Statements.

 19 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

SHARES                                           SECURITY                                            VALUE
===========================================================================================================
Japan -- 22.40% (continued)
        3,000     Nippon COMSYS Corp.                                                          $     53,777
       14,000     Nippon Express Co. Ltd.                                                            84,470
        4,000     Nippon Meat Packers Inc.                                                           54,425
       20,000     Nippon Mitsubishi Oil Corp.                                                        96,188
       13,000     Nippon Paper Industries Co.                                                        77,414
        5,000     Nippon Sheet Glass Co. Ltd.                                                        60,948
       83,000     Nippon Steel Corp.                                                                137,174
          149     Nippon Telegraph & Telephone Corp.                                              1,072,289
       18,000     Nippon Yusen Kabushiki Kaisha                                                      74,291
       47,000     Nissan Motor Co. Ltd.+                                                            270,429
        2,200     Nissin Food Products                                                               53,673
        2,200     Nitto Denko Corp.                                                                  59,636
       23,000     Nomura Securities Co. Ltd.                                                        413,301
        8,000     NSK Ltd.                                                                           48,898
       12,000     Obayashi Corp.                                                                     51,626
       14,000     Oji Paper Co. Ltd.                                                                 72,227
        4,000     Olympus Optical Co. Ltd.                                                           69,080
        4,000     Omron Corp.                                                                        83,071
        1,300     Oriental Land Co. Ltd.                                                             86,962
        1,000     Orix Corp.                                                                        100,210
       31,000     Osaka Gas Co. Ltd.                                                                 94,063
        3,000     Pioneer Electronic Corp.                                                           80,011
        1,500     Promise Co. Ltd.                                                                  106,244
        1,400     Rohm Co. Ltd.                                                                     265,652
       49,000     Sakura Bank Ltd.                                                                  295,646
        6,000     Sankyo Co. Ltd.                                                                   143,756
       23,000     Sanyo Electric Co. Ltd.                                                           191,063
        2,500     Secom Co. Ltd.                                                                    162,863
       10,000     Sekisui House Ltd.                                                                 91,378
        7,000     Seventy Seven Bank Ltd                                                             39,848
       14,000     Sharp Corp.                                                                       168,696
          300     Shimamura Co. Ltd.                                                                 16,448
        2,300     Shimano Inc.                                                                       45,151
       14,000     Shimizu Corp.                                                                      41,378
        5,000     Shin-Etsu Chemical Co. Ltd.                                                       192,375
        5,000     Shionogi & Co. Ltd.                                                               101,872
        7,000     Shiseido Co.                                                                       78,043
        9,000     Shizuoka Bank Ltd.                                                                 81,768
        2,000     Skylark Co.                                                                        55,964
          900     SMC Corp.                                                                         115,687
        3,900     Softbank Corp.                                                                    135,388
       10,700     Sony Corp.                                                                        739,157
       37,000     Sumitomo Bank Ltd. (The)                                                          379,513
       21,000     Sumitomo Chemical Co. Ltd.                                                        104,118
       13,000     Sumitomo Corp.                                                                     93,441
        8,000     Sumitomo Electric Industries                                                      131,094
       10,000     Sumitomo Marine & Fire Insurance Co. Ltd.                                          64,446
        8,000     Sumitomo Metal Mining Co. Ltd.                                                     41,833
        4,000     Taisho Pharmaceutical Co. Ltd.                                                    108,080
        2,000     Taiyo Yuden Co. Ltd.                                                               66,807

                      See Notes to Financial Statements.

 20 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           December 31, 2000
--------------------------------------------------------------------------------

   SHARES                                             SECURITY                                    VALUE
===========================================================================================================
Japan -- 22.40% (continued)
        3,000     Takara Shuzo Co. Ltd.                                                        $     52,361
        6,000     Takashimaya Co. Ltd.                                                               40,766
       10,000     Takeda Chemical Industries                                                        591,116
        2,100     Takefuji Corp.                                                                    132,214
       13,000     Teijin Ltd.                                                                        67,068
        3,100     Terumo Corp.                                                                       67,768
       22,000     Tobu Railway Co. Ltd.                                                              64,638
          400     Toho Co. Ltd.                                                                      55,124
        6,200     Tohoku Electric Power Co. Inc.                                                     82,786
       29,000     Tokai Bank Ltd.                                                                   125,524
       18,000     Tokio Marine & Fire Insurance Co. Ltd.                                            206,033
        1,000     Tokyo Broadcasting System                                                          29,556
       14,700     Tokyo Electric Power Co. Inc.                                                     364,414
        2,100     Tokyo Electronics Ltd.                                                            115,320
       32,000     Tokyo Gas Co. Ltd.                                                                 94,579
       15,000     Tokyu Corp.                                                                        80,798
        9,000     Toppan Printing Co. Ltd.                                                           78,305
       20,000     Toray Industries Inc.                                                              75,202
       39,000     Toshiba Corp.                                                                     260,547
        4,000     Tostem Corp.                                                                       49,633
        6,000     Toto Ltd.                                                                          42,760
        1,000     Toyo Information Systems                                                           49,668
        3,000     Toyo Seikan Kaisha Ltd.                                                            48,793
       43,600     Toyota Motor Corp.                                                              1,391,572
          200     Trans Cosmos Inc.                                                                   8,657
        1,300     Uni-Charm Corp.                                                                    65,932
        3,000     Uny Co Ltd                                                                         32,004
        6,000     Wacoal Corp.                                                                       49,948
        4,000     Yamanouchi Pharmaceutical Co. Ltd.                                                172,788
        6,000     Yamato Transport Co. Ltd.                                                         110,179
        5,000     Yokogawa Electric                                                                  42,192
-----------------------------------------------------------------------------------------------------------
                                                                                                 23,706,127
-----------------------------------------------------------------------------------------------------------
Netherlands -- 5.72%
       17,406     ABN AMRO Holding NV                                                               395,247
       15,672     Aegon NV                                                                          647,385
        3,586     Akzo Nobel NV                                                                     192,309
        5,067     ASM Lithography Holding NV+*                                                      114,916
        1,498     Burhmann NV                                                                        40,097
        9,276     Elsevier NV                                                                       136,190
        6,034     Getronics NV                                                                       35,414
        1,677     Hagemeyer NV                                                                       37,341
        3,807     Heineken NV                                                                       230,038
       11,057     ING Groep NV                                                                      881,980
        9,155     Koninklijke Ahold NV*                                                             294,921
       15,121     Philips Electronics NV                                                            553,175
        1,900     QIAGEN NV+                                                                         68,582
       25,030     Royal Dutch Petroleum Co.                                                       1,531,448
       14,635     Royal KPN NV                                                                      168,221
        5,882     TNT Post Group NV                                                                 142,058

                      See Notes to Financial Statements.

 21 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   SHARES                                          SECURITY                                      VALUE
===========================================================================================================
Netherlands -- 5.72% (continued)
        6,643     Unilever NV - CVA                                                           $     419,777
        3,083     VOPAK                                                                              64,746
        3,728     Wolters Kluwer NV - CVA                                                           101,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,055,345
-----------------------------------------------------------------------------------------------------------
New Zealand -- 0.05%
       24,158     Telecom Corp. of New Zealand Ltd                                                   51,396
-----------------------------------------------------------------------------------------------------------
Norway -- 0.43%
        5,800     Christiania Bank Og Kreditkasse                                                    32,518
       14,300     DnB Holding ASA                                                                    76,935
        4,315     Norsk Hydro ASA                                                                   182,298
        4,312     Orkla ASA+                                                                         84,981
        5,900     Telenor ASA+                                                                       25,661
        2,600     Tomra Systems ASA+                                                                 50,357
-----------------------------------------------------------------------------------------------------------
                                                                                                    452,750
-----------------------------------------------------------------------------------------------------------
Portugal -- 0.60%
       23,673     Banco Comercial Portugues SA "R"                                                  125,401
        4,483     Banco Espirito Santo e Comercial de Lisboa SA                                      75,234
        6,621     Brisa-Auto Estradas de Portugal SA                                                 58,971
        2,292     Cimentos De Portugal SA                                                            57,160
       34,855     Electricidade de Portugal SA                                                      115,028
       16,327     Portugal Telecom                                                                  149,093
       40,525     Sonae SGPS SA                                                                      45,593
        2,291     Sonae SGPS SA - New Shares+                                                         2,513
-----------------------------------------------------------------------------------------------------------
                                                                                                    628,993
-----------------------------------------------------------------------------------------------------------
Singapore -- 0.96%
       38,000     Capitaland Ltd.+                                                                   65,732
       15,000     Chartered Semiconductor Manufacturing+                                             40,997
       15,000     City Developments Ltd.                                                             69,624
       16,652     DBS Group Holdings Ltd.                                                           188,191
       16,350     Oversea-Chinese Banking Corp Ltd. - Ordinary Shares                               121,615
       15,000     Singapore Airlines Ltd.                                                           148,763
        5,000     Singapore Press Holdings Ltd.                                                      73,805
       38,000     Singapore Technologies Engineering Ltd.                                            61,131
       70,000     Singapore Telecommunications Ltd.                                                 108,577
       14,392     United Overseas Bank Ltd.                                                         107,880
        4,000     Venture Manufacturing Ltd.                                                         26,754
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,013,069
-----------------------------------------------------------------------------------------------------------
Spain -- 2.99%
        5,342     Altadis SA                                                                         82,639
        7,939     Autopistas Concesionaria Espanola SA                                               69,296
       37,204     Banco Bilbao Vizcaya SA                                                           552,859
       54,283     Banco Santander Central Hispano SA                                                580,182
       13,176     Endesa SA                                                                         224,209
        2,945     Fomento de Construcciones y Contratas SA                                           55,774
        6,235     Gas Natural SDG SA                                                                113,405
       11,954     Iberdrola SA                                                                      149,620
       16,467     Repsol YPF SA                                                                     262,766

                      See Notes to Financial Statements.

 22 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   SHARES               SECURITY                                                                     VALUE
===========================================================================================================

Spain -- 2.99% (continued)
        4,180     Sociedad General de Aguas de Barcelona SA                                     $    50,986
       51,103     Telefonica SA+                                                                    843,245
        4,548     Union Electrica Fenosa SA                                                          83,361
        6,980     Zardoya Otis SA                                                                    61,187
        2,226     Zeltia SA+                                                                          6,428
        2,226     Zeltia SA - Rights+                                                                25,983
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,161,940
-----------------------------------------------------------------------------------------------------------
Sweden -- 2.70%
        4,800     ASSA Abloy AB "B"                                                                  93,828
        2,419     Atlas Copco AB "B"                                                                 52,924
        2,450     Drott AB "B"                                                                       33,745
        5,594     Electrolux AB "B"                                                                  72,603
       10,076     Hennes & Mauritz AB "B"                                                           155,862
        2,025     NetCom AB "B"+                                                                     84,102
       34,683     Nordea AB                                                                         262,738
        1,450     OM Gruppen AB                                                                      35,795
        3,895     Sandvik AB                                                                         93,676
        4,665     Securitas AB "B"                                                                   86,494
       12,120     Skandia Forsakrings AB                                                            197,110
        9,300     Skandinaviska Enskilda Banken (SEB) "A"                                           102,474
        1,888     Skanska AB "A"                                                                     78,012
        3,625     Svenska Cellulosa AB "B"                                                           77,005
        7,900     Svenska Handelsbanken AB "B"                                                      135,175
       16,628     Swedish Match AB                                                                   64,831
       90,008     Telefonakfiebolaget Ericsson AB "B"                                             1,025,146
       17,800     Telia AB+                                                                          91,465
        5,102     Volvo AB "B"                                                                       84,596
        6,155     WM-Data AB "B"                                                                     29,541
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,857,122
-----------------------------------------------------------------------------------------------------------
Switzerland -- 7.12%
        3,643     ABB Ltd.                                                                          388,055
          220     Adecco SA                                                                         138,369
        3,508     Credit Suisse Group                                                               666,233
           65     Gebruder Sulzer AG+                                                                46,854
           93     Givaudan - Foreign Registered+                                                     24,573
          204     Holderbank Financiere Glarus AG                                                    66,669
           81     Holderbank Financiere Glarus AG "B"                                                97,395
           64     Kudelski SA Bearer+                                                                71,034
          100     Lonza AG                                                                           58,085
          454     Nestle SA                                                                       1,058,190
          844     Novartis AG                                                                     1,491,019
           82     Roche Holding AG - Genusshein                                                     834,790
           19     Roche Holding AG-Bearer                                                           235,486
           38     Schindler Holding AG                                                               59,727
          165     Schweizerische Rueckversicherungs-Reg                                             395,267
           10     SGS Societe Generale de Surveillance "B"                                           14,491
          200     Swatch Group AG                                                                    52,166
           47     Swatch Group AG "B"                                                                58,687
          908     Swisscom AG                                                                       235,993

                       See Notes to Financial Statements.

 23 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

SHARES               SECURITY                                                                        VALUE
===========================================================================================================
Switzerland -- 7.12% (continued)
        1,513     Syngenta AG+                                                                $      81,166
        5,184     UBS AG "Reg"                                                                      845,487
          200     Unaxis Holding AG "R"+                                                             45,013
          951     Zurich Financial Services AG                                                      572,916
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,537,665
-----------------------------------------------------------------------------------------------------------
United Kingdom -- 21.22%
       16,720     Abbey National PLC                                                                304,441
        8,919     AMVESCAP PLC                                                                      183,048
       11,906     Arm Holdings PLC+                                                                  89,987
       20,518     AstraZeneca PLC                                                                 1,034,360
        5,916     AWG PLC                                                                            50,811
       12,784     BAA PLC                                                                           118,009
       36,789     BAE Systems PLC                                                                   209,914
       19,283     Barclays PLC                                                                      596,797
       12,240     Bass PLC                                                                          133,281
        8,115     BBA Group PLC                                                                      44,849
       41,786     BG Group PLC                                                                      163,530
        8,818     Blue Circle Industries PLC                                                         58,089
        6,753     BOC Group PLC                                                                     102,584
       11,868     Boots Co. PLC                                                                     107,958
      262,698     BP Amoco PLC                                                                    2,118,922
       14,286     British Airways PLC                                                                83,329
       26,410     British American Tobacco PLC                                                      201,088
        7,760     British Land Co. PLC                                                               55,058
       21,609     British Sky Broadcasting Group PLC+                                               361,828
       76,648     British Telecommunications PLC                                                    654,873
        7,064     Bunzl PLC                                                                          43,261
       24,486     Cadbury Schweppes PLC                                                             169,340
        9,565     Canary Wharf Finance PLC+                                                          69,650
        8,619     Capita Group PLC                                                                   64,371
        9,248     Carlton Communications PLC                                                         84,402
        3,550     Celltech Group PLC+                                                                62,730
       47,021     Centrica PLC                                                                      182,084
       25,730     CGU PLC                                                                           415,843
       15,278     Chub PLC+                                                                          36,056
        7,717     CMG PLC                                                                           103,165
       51,927     Corus Group PLC                                                                    54,684
       39,451     Diageo PLC                                                                        441,958
       24,969     Dixons Group PLC                                                                   83,544
        5,851     Electrocomponents PLC                                                              57,856
       10,180     EMI Group PLC                                                                      83,632
        4,280     Exel PLC                                                                           60,734
        9,548     GKN PLC "B"                                                                       100,831
       71,788     Glaxo Smithkline PLC+                                                           2,026,637
       26,888     Granada Compass PLC                                                               292,584
       12,943     Great Universal Stores PLC                                                        101,595
       26,640     Halifax Group PLC                                                                 264,021
        8,871     Hanson PLC                                                                         60,820
       21,079     Hays PLC                                                                          121,535

                       See Notes to Financial Statements.

 24 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

SHARES              SECURITY                                                                     VALUE
===========================================================================================================
United Kingdom -- 21.22% (continued)
       25,162     Hilton Group PLC                                                          $        78,551
      106,781     HSBC Holdings PLC                                                               1,571,058
       10,723     Imperial Chemical Industries PLC                                                   88,413
       16,708     International Power PLC+                                                           62,642
       43,730     Invensys PLC                                                                      102,223
       23,424     J Sainsbury PLC                                                                   138,904
        3,522     Johnson Matthey PLC                                                                55,501
        9,227     Kidde PLC+                                                                          9,924
       17,676     Kingfisher PLC                                                                    131,419
        6,367     Land Securities PLC                                                                80,125
       21,934     LASMO PLC                                                                          65,526
       43,537     Lattice Group PLC+                                                                 98,198
       59,959     Legal & General Group PLC                                                         165,241
       62,981     Lloyds TSB Group PLC                                                              666,049
        5,364     Logica PLC                                                                        140,213
       32,308     Marconi PLC                                                                       346,978
       37,999     Marks & Spencer PLC                                                               105,573
        7,480     Misys PLC                                                                          73,741
       16,987     National Grid Group PLC                                                           154,397
        9,180     Nycomed Amersham PLC "A"                                                           76,446
       12,391     P&O Princess Cruises PLC+                                                          52,379
        9,309     Pearson PLC                                                                       221,087
       14,694     Peninsular & Oriental Steam Navigation Co. PLC                                     69,576
        2,743     Provident Financial PLC                                                            40,522
       22,534     Prudential Corp. PLC                                                              362,507
        3,830     Psion PLC                                                                          16,390
        6,521     Railtrack Group PLC                                                                90,099
       15,146     Reed International PLC                                                            158,365
       27,771     Rentokil Initial PLC                                                               95,821
       16,811     Reuters Group PLC                                                                 284,503
       12,690     Rio Tinto PLC                                                                     223,289
       30,954     Royal Bank of Scotland Group PLC                                                  731,452
        1,005     Royal Bank of Scotland Group PLC+                                                   1,246
       15,879     Sage Group PLC                                                                     72,756
        3,718     Schroders PLC                                                                      73,362
       21,727     Scottish Power PLC                                                                171,680
        9,185     Sema Group PLC                                                                     40,439
        7,368     Slough Estates PLC                                                                 45,343
       13,497     Smith & Nephew PLC                                                                 62,498
        8,306     Smiths Group PLC                                                                  100,246
       78,855     Tesco PLC                                                                         321,263
        6,854     3i Group PLC                                                                      126,744
       34,352     Unilever PLC                                                                      294,015
        7,650     United Utilities PLC                                                               75,988
      716,336     Vodafone Group PLC ADR                                                          2,626,804
        9,736     Wolseley PLC                                                                       66,896
       13,005     WPP Group PLC                                                                     169,390
-----------------------------------------------------------------------------------------------------------
                                                                                                 22,459,871
-----------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $105,222,373)                                                         104,005,876
===========================================================================================================

                       See Notes to Financial Statements.

  25 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   SHARES            SECURITY                                                                      VALUE
===============================================================================================================
PREFERRED STOCKS -- 0.47%
Australia -- 0.16%
       24,536     News Corp. Ltd.                                                             $         174,603
---------------------------------------------------------------------------------------------------------------
Germany -- 0.31%
        2,000     Prosieben Satellite Media AG                                                           60,172
        1,554     SAP AG - Vorzug                                                                       218,252
        1,600     Volkswagen AG+                                                                         47,552
---------------------------------------------------------------------------------------------------------------
                                                                                                        325,976
---------------------------------------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCKS
                  (Cost -- $552,811)                                                                    500,579
===============================================================================================================

       FACE
       AMOUNT       SECURITY                                                                      VALUE
===============================================================================================================

SHORT-TERM INSTRUMENTS -- 2.50%

$     469,448     Federal Home Loan Mortgage Corporation Discount Note 6.51%, 1/16/01++                 469,448
      468,697     Goldman Sachs Financial Square Prime Obligation Fund++                                468,697
      653,384     Providian Temp Cash Money Market Fund++                                               653,384
    1,053,015     Short Term Investment Company Liquid Assets Portfolio++                             1,053,015
---------------------------------------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INSTRUMENTS
                  (Cost -- $   2,644,544)                                                             2,644,544
===============================================================================================================

REPURCHASE AGREEMENT -- 1.00%
    1,054,355     Investors Bank & Trust Tri Party Repurchase Agreement, dated 12/29/00, due 1/2/01,
                     with a maturity value of $1,055,026 and an effective yield of 5.73%              1,054,355
---------------------------------------------------------------------------------------------------------------

                  TOTAL REPURCHASE AGREEMENT
                  (Cost -- $   1,054,355)                                                             1,054,355
===============================================================================================================

                  TOTAL INVESTMENTS IN SECURITIES -- 102.25%
                  (Cost -- $   109,474,083)                                                         108,205,354
===============================================================================================================
                  Other Liabilities, Less Assets -- (2.25%)                                          (2,382,168)
===============================================================================================================
                  NET ASSETS -- 100.00%                                                       $     105,823,186
===============================================================================================================

+    Non-income earning securities.
*    Denotes all or part of security on loan (See Note 4).
++ Represents investment of collateral received from securities lending transactions (See Note 4).

                       See Notes to Financial Statements.

 26 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments at market value (Cost-- $109,474,083) (Note 1)                             $   108,205,354
     Cash pledged for margin requirements (Note 1)                                                  131,270
     Foreign currency, at value (Cost-- $1,078,833)                                               1,128,999
     Receivables:
     Dividends and interest                                                                         121,164
     Unrealized gain on forward foreign currency exchange contracts                                  34,519
-----------------------------------------------------------------------------------------------------------
     Total Assets                                                                               109,621,306
-----------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payables:
     Investment securities purchased                                                              1,086,586
     Due to broker-- variation margin                                                                19,770
     Collateral for securities loaned                                                             2,644,544
     (Note 4)
     Due to BGFA (Note 2)                                                                            18,299
     Due to BGI and Stephens (Note 2)                                                                23,185
     Unrealized loss on forward foreign currency exchange contracts                                   5,736
-----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                            3,798,120
-----------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   105,823,186
===========================================================================================================

               See Notes to Financial Statements.


 27 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Statement of Operations                   For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (Net of foreign withholding tax of $130,032)                                  $    1,039,307
     Interest (Includes securities lending income of $867)                                          176,281
-----------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                      1,215,588
-----------------------------------------------------------------------------------------------------------

EXPENSES (Note 2):
     Advisory fees                                                                                  106,111
     Administration fees                                                                             70,740
-----------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                 176,851
-----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                             1,038,737
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on sale of investments                                                     1,893,859
     Net realized loss on sale of futures contracts                                                (132,589)
     Net realized loss on foreign currency transactions                                            (275,452)
     Net change in unrealized appreciation (depreciation) of investments                        (12,944,955)
     Net change in unrealized appreciation (depreciation) of futures contracts                     (174,147)
     Net change in unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                                                64,464
-----------------------------------------------------------------------------------------------------------
     Net Loss on Investments                                                                    (11,568,820)
-----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting From Operations                                         $  (10,530,083)
===========================================================================================================

                       See Notes to Financial Statements.


 28 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000
and the Period Ended December 31, 1999*
                                                                                            2000                   1999
===========================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
Operations:
       Net investment income                                                         $     1,038,737          $     106,126
       Net realized gain                                                                   1,485,818                 32,307
       Net change in unrealized appreciation (depreciation)                              (13,054,638)            11,799,108
---------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting From Operations                   (10,530,083)            11,937,541
---------------------------------------------------------------------------------------------------------------------------

Interestholder Transactions:
       Contributions                                                                      96,549,910             54,039,755
       Withdrawals                                                                       (43,819,294)            (2,354,643)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting From Interestholder Transactions              52,730,616             51,685,112
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                    42,200,533             63,622,653

NET ASSETS:
       Beginning of period                                                                63,622,653                     --
---------------------------------------------------------------------------------------------------------------------------
       End of period                                                                 $   105,823,186          $  63,622,653
===========================================================================================================================

* For the period from October 1, 1999 (commencement of operations) to December 31, 1999.

                       See Notes to Financial Statements.


 29 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Master Investment Portfolio ("MIP"') is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the International Index Master Portfolio (the "Master Portfolio").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolio does not amortize premiums on securities purchased.

The accounting records of the Master Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.


  30 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

The Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, the Master Portfolio had the following open long futures contracts outstanding:

================================================================================
Number of   Futures        Expiration        Notional           Net Unrealized
Contracts   Index             Date         Contract Value        Depreciation
================================================================================
3           FTSE 100         3/16/01        $   277,872           $   (5,587)
12          EURO 50          3/16/01            541,379               (3,948)
14          NIKKEI 300       3/16/01            321,109               (8,487)
--------------------------------------------------------------------------------
                                                                  $  (18,022)
================================================================================

The Master Portfolio has pledged to a broker a cash balance in the amount of $131,270 for margin requirements.


  31 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

The repurchase agreement entered into on December 29, 2000 by the Master Portfolio was fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 8/15/02 and an aggregate market value of $1,082,253.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Master Portfolio may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements.

As of December 31, 2000, the Master Portfolio had the following open forward foreign currency exchange contracts outstanding:

=======================================================================================================================
                                            Foreign Currency   Exchange  Foreign Currency  U.S. Dollar  Net Unrealized
Currency                                     Purchased/Sold      Date     Cost/Proceeds       Value      Gain (Loss)
=======================================================================================================================
Purchase Contracts
British Pound Sterling                            236,240        2/6/01    $   348,000    $   353,137   $   5,137
Euro                                              690,295        2/6/01        619,000        648,382      29,382
Japanese Yen                                   32,452,760        2/6/01        291,000        285,635      (5,365)
----------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Purchase Contracts                                                                  29,154
----------------------------------------------------------------------------------------------------------------------
Sale Contracts
British Pound Sterling                              3,386        2/6/01          5,000          5,061         (61)
Euro                                               13,106        2/6/01         12,000         12,310        (310)
----------------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Sale Contracts                                                                        (371)
----------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward
   Foreign Currency Contracts                                                                            $  28,783
======================================================================================================================


  32 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter, of the average daily net assets of the Master Portfolio as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. Investment Portfolio Transactions

For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments and U.S. Government obligations) for the Master Portfolio were as follows:

================================================================================
Purchases at cost                                               $    88,079,464
--------------------------------------------------------------------------------
Sales proceeds                                                       31,679,758
================================================================================

At December 31, 2000, the cost of investments for federal income tax purposes was $110,086,884. Net unrealized depreciation aggregated $1,881,530, of which $5,515,591 represented gross unrealized appreciation on securities and $7,397,121 represented gross unrealized depreciation on securities.


  33 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Portfolio Securities Loaned

As of December 31, 2000, the Master Portfolio had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The value of the securities on loan at December 31, 2000 was $2,499,826 and the value of the related collateral was $2,644,544.

5. Financial Highlights

The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolio were as follows:

===============================================================================================================================
                                                                                 For the Year Ended      For the Period Ended
                                                                                 December 31, 2000       December 31, 1999*
===============================================================================================================================
Ratio of expenses to average net assets+                                              0.25%                      0.25%
Ratio of net investment income to average net assets+                                 1.47%                      0.82%
Portfolio turnover rate                                                                 45%                        39%
Total return                                                                        (14.85)%                    20.50%++
===============================================================================================================================

*    Period from October 1, 1999 (commencement of operations) to December 31,
     1999.
+    Annualized for periods of less than one year.
++   Not annualized.

6. Change in Accounting Policy

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Master Portfolio's financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolio.

  34 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INTERNATIONAL INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Index Master Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


San Francisco, California
February 9, 2001


  35 Smith Barney International Index Fund | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary


ADMINISTRATOR
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
Investors Bank and Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney International Index Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney International Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INTERNATIONAL INDEX FUND
Smith Barney Mutual Funds
388 Greenwich
Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.